UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	3-31

Date of reporting period:	3-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT                      MARCH 31, 2012

Core Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	42
Report of Independent Registered Public Accounting Firm	44
Management	45
Additional Information	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACCNX	8.04%	7.33%	7.07%	11/30/06
Barclays U.S. Aggregate Bond Index	—	7.71%	6.25%	6.03%	—
Institutional Class	ACCUX	8.26%	7.52%	7.26%	11/30/06
A Class No sales charge* With sales charge*	ACCQX	7.87% 3.04%	7.06% 6.08%	6.80% 5.89%	11/30/06
C Class	ACCKX	6.97%	6.25%	5.99%	11/30/06
R Class	ACCPX	7.50%	6.77%	6.52%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.66%	0.46%	0.91%	1.66%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus returned 8.04%* for the 12 months ended March 31, 2012. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 7.71%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Core Plus’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate securities during the 12-month period. The main contributor to the fund’s relative outperformance was sector allocation, particularly an overweighted position in investment-grade corporate credit, which outperformed the broad bond market average.

Corporate Overweight, Mortgage Strategies were Main Contributors

With Treasury yields remaining at relatively low levels, we continued to underweight Treasuries in favor of spread (non-Treasury) sectors. Within our spread-sector positions, relative to the benchmark, we maintained an overweight position in investment-grade corporate credit. This strategy contributed favorably to performance, as investment-grade corporate bonds were among the top-performing fixed-income securities for the 12-month period. A small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds detracted from relative performance. Returns on high-yield bonds were solid, but they lagged investment-grade corporates and the bond market as a whole for the 12 months.

In the mortgage market, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), which outperformed traditional government agency MBS. These securities benefited from investor demand for yield, while CMBS also benefited from improving commercial real estate markets.

In addition, small non-benchmark allocations to German and United Kingdom government bonds contributed favorably to performance. Late in 2011, we exited a position in German government bonds in favor of a new position in United Kingdom government bonds. Given the mounting debt problems facing eurozone nations, we concluded the risks to Germany’s bond market were escalating, while the United Kingdom (which does not use the euro) appeared less volatile.

Late in the period, we slightly reduced the fund’s exposure to investment-grade and high-yield corporate bonds, given the strong relative performance of risk-oriented sectors in late 2011 and early 2012. We invested the proceeds in the Treasury market and in government agency MBS. Based on recent analysis of possible economic scenarios, we believe agency MBS offer favorable relative performance attributes in each potential outcome.

*All fund returns referenced in this commentary are for Investor Class shares.

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and 30-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life	6.7 years

30-Day SEC Yields
Investor Class	2.27%
Institutional Class	2.47%
A Class	1.92%
C Class	1.28%
R Class	1.77%

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	31.7%
Corporate Bonds	30.1%
U.S. Treasury Securities	21.1%
Commercial Mortgage-Backed Securities	7.5%
Sovereign Governments and Agencies	3.9%
Collateralized Mortgage Obligations	3.7%
U.S. Government Agency Securities	1.6%
Municipal Securities	1.5%
Asset-Backed Securities	0.1%
Temporary Cash Investments	6.1%
Other Assets and Liabilities	(7.3)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,028.80	$3.35	0.66%
Institutional Class	$1,000	$1,028.90	$2.33	0.46%
A Class	$1,000	$1,027.50	$4.61	0.91%
C Class	$1,000	$1,022.70	$8.39	1.66%
R Class	$1,000	$1,025.30	$5.87	1.16%
Hypothetical
Investor Class	$1,000	$1,021.70	$3.34	0.66%
Institutional Class	$1,000	$1,022.70	$2.33	0.46%
A Class	$1,000	$1,020.45	$4.60	0.91%
C Class	$1,000	$1,016.70	$8.37	1.66%
R Class	$1,000	$1,019.20	$5.86	1.16%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 31.7%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.8%
FHLMC, VRN, 2.59%, 4/15/12	$432,176	$449,363
FHLMC, VRN, 4.03%, 4/15/12	868,767	914,849
FNMA, VRN, 3.34%, 4/25/12	377,162	395,720
		1,759,932
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 30.9%
FHLMC, 4.50%, 6/1/21(2)	115,545	123,884
FHLMC, 5.50%, 1/1/38(2)	96,801	105,543
FHLMC, 5.50%, 4/1/38(2)	512,915	558,434
FHLMC, 4.00%, 4/1/41	1,665,564	1,764,264
FHLMC, 6.50%, 7/1/47(2)	3,993	4,443
FNMA, 4.00%, 4/12/12(3)	4,000,000	4,195,000
FNMA, 4.50%, 4/12/12(3)	2,000,000	2,127,813
FNMA, 5.00%, 4/12/12(3)	5,500,000	5,942,579
FNMA, 6.00%, 4/12/12(3)	1,560,000	1,718,925
FNMA, 6.50%, 4/12/12(3)	657,000	735,455
FNMA, 5.00%, 7/1/20(2)	214,933	233,232
FNMA, 5.00%, 7/1/31	1,544,425	1,670,765
FNMA, 4.50%, 10/1/33	1,288,586	1,373,981
FNMA, 5.00%, 11/1/33(2)	2,618,607	2,836,094
FNMA, 5.50%, 4/1/34	650,809	715,306
FNMA, 5.50%, 4/1/34	2,084,417	2,290,989
FNMA, 5.00%, 8/1/34(2)	351,600	381,331
FNMA, 5.50%, 8/1/34	739,732	811,770
FNMA, 5.00%, 4/1/35	1,799,531	1,948,146
FNMA, 5.00%, 8/1/35(2)	143,432	155,142
FNMA, 4.50%, 9/1/35(2)	177,288	188,843
FNMA, 5.50%, 7/1/36(2)	148,177	161,843
FNMA, 5.50%, 12/1/36(2)	325,287	355,287
FNMA, 6.00%, 7/1/37	508,372	564,359
FNMA, 6.00%, 8/1/37	448,706	498,123
FNMA, 6.50%, 8/1/37(2)	49,464	55,111
FNMA, 6.00%, 9/1/37	708,056	780,946
FNMA, 6.00%, 11/1/37	627,556	696,670
FNMA, 5.00%, 3/1/38	903,557	977,049
FNMA, 5.50%, 1/1/39	1,427,322	1,556,731
FNMA, 5.00%, 2/1/39	1,854,001	2,036,084
FNMA, 4.50%, 4/1/39	356,194	387,424
FNMA, 4.50%, 5/1/39	842,866	916,766
FNMA, 4.50%, 6/1/39	1,954,524	2,108,787
FNMA, 4.50%, 10/1/39	$1,094,191	$1,190,126
FNMA, 4.00%, 10/1/40	993,963	1,055,084
FNMA, 4.50%, 11/1/40	933,559	1,006,074
FNMA, 4.00%, 12/1/40	1,114,235	1,175,091
FNMA, 4.00%, 5/1/41	2,099,725	2,203,579
FNMA, 4.50%, 7/1/41	1,904,351	2,041,562
FNMA, 4.00%, 8/1/41	1,415,964	1,500,379
FNMA, 4.00%, 9/1/41	1,944,912	2,057,215
FNMA, 4.50%, 9/1/41	1,291,838	1,387,967
FNMA, 3.50%, 10/1/41	1,878,927	1,932,387
FNMA, 4.00%, 12/1/41	985,784	1,042,705
FNMA, 4.00%, 1/1/42	792,866	836,894
FNMA, 6.50%, 6/1/47(2)	5,630	6,239
FNMA, 6.50%, 8/1/47(2)	22,749	25,211
FNMA, 6.50%, 8/1/47(2)	12,291	13,621
FNMA, 6.50%, 9/1/47(2)	11,900	13,187
FNMA, 6.50%, 9/1/47(2)	6,631	7,349
FNMA, 6.50%, 9/1/47(2)	9,105	10,091
FNMA, 6.50%, 9/1/47(2)	25,554	28,320
FNMA, 6.50%, 9/1/47(2)	1,259	1,395
GNMA, 4.50%, 4/19/12(3)	2,000,000	2,176,563
GNMA, 5.50%, 12/15/32	445,019	500,655
GNMA, 6.00%, 9/20/38(2)	274,646	309,355
GNMA, 5.50%, 12/20/38	716,761	797,747
GNMA, 4.50%, 6/15/39	1,991,289	2,182,579
GNMA, 5.00%, 2/20/40	1,284,262	1,420,524
GNMA, 4.50%, 4/15/40	1,073,888	1,177,050
GNMA, 4.00%, 11/20/40	2,497,832	2,688,014
		69,764,082
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $69,920,927)		71,524,014
Corporate Bonds — 30.1%
AEROSPACE AND DEFENSE — 0.5%
L-3 Communications Corp., 5.20%, 10/15/19(2)	50,000	53,472
L-3 Communications Corp., 4.75%, 7/15/20	100,000	103,397
Lockheed Martin Corp., 7.65%, 5/1/16(2)	50,000	60,778
Lockheed Martin Corp., 4.25%, 11/15/19(2)	210,000	227,774
Northrop Grumman Corp., 3.70%, 8/1/14(2)	30,000	31,532
Raytheon Co., 4.40%, 2/15/20(2)	80,000	88,394
Triumph Group, Inc., 8.00%, 11/15/17(2)	50,000	54,750

	Principal Amount	Value
United Technologies Corp., 6.125%, 2/1/19(2)	$80,000	$98,382
United Technologies Corp., 6.05%, 6/1/36(2)	95,000	118,350
United Technologies Corp., 5.70%, 4/15/40(2)	160,000	192,756
		1,029,585
AUTO COMPONENTS†
TRW Automotive, Inc., 8.875%, 12/1/17(2)(4)	50,000	55,500
AUTOMOBILES — 1.0%
American Honda Finance Corp., 2.375%, 3/18/13(2)(4)	150,000	152,634
American Honda Finance Corp., 2.50%, 9/21/15(2)(4)	190,000	196,644
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	180,000	185,913
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	70,000	71,068
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(2)	90,000	95,935
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	130,000	140,420
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(4)	60,000	60,912
Toyota Motor Credit Corp., 1.25%, 11/17/14	1,000,000	1,012,239
Volkswagen International Finance NV, 1.625%, 3/22/15(4)	300,000	300,207
		2,215,972
BEVERAGES — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14(2)	100,000	111,102
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)	581,000	758,794
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(2)	200,000	235,344
Coca-Cola Co. (The), 1.80%, 9/1/16	130,000	132,877
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)	120,000	124,793
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21(2)	110,000	109,115
PepsiCo, Inc., 3.00%, 8/25/21	120,000	121,492
PepsiCo, Inc., 4.875%, 11/1/40(2)	50,000	54,798
Pernod-Ricard SA, 2.95%, 1/15/17(4)	160,000	161,764
Pernod-Ricard SA, 4.45%, 1/15/22(4)	$100,000	$101,597
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	400,000	405,382
SABMiller Holdings, Inc., 3.75%, 1/15/22(2)(4)	200,000	203,804
		2,520,862
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 5.85%, 6/1/17(2)	90,000	105,924
Gilead Sciences, Inc., 4.40%, 12/1/21(2)	270,000	283,849
		389,773
BUILDING PRODUCTS — 0.1%
Masco Corp., 5.95%, 3/15/22(2)	250,000	250,954
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20(2)	100,000	109,143
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)	343,000	399,742
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17(2)	170,000	173,951
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	140,000	135,609
Jefferies Group, Inc., 5.125%, 4/13/18	80,000	78,400
		896,845
CHEMICALS — 0.6%
Ashland, Inc., 9.125%, 6/1/17(2)	200,000	222,750
CF Industries, Inc., 7.125%, 5/1/20	120,000	143,250
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	180,000	202,760
Dow Chemical Co. (The), 2.50%, 2/15/16(2)	60,000	61,635
Ecolab, Inc., 3.00%, 12/8/16(2)	90,000	93,663
Ecolab, Inc., 4.35%, 12/8/21(2)	250,000	265,449
Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18(2)	50,000	52,000
Ineos Finance plc, 8.375%, 2/15/19(4)	300,000	318,000
Lyondell Chemical Co., 8.00%, 11/1/17	27,000	30,443
		1,389,950

Principal Amount	Value
COMMERCIAL BANKS — 1.7%
Bank of America N.A., 5.30%, 3/15/17(2)	$100,000	$104,448
Bank of Nova Scotia, 2.55%, 1/12/17	180,000	184,714
BB&T Corp., 5.70%, 4/30/14(2)	20,000	21,915
BB&T Corp., 3.20%, 3/15/16	130,000	136,759
Capital One Financial Corp., 2.15%, 3/23/15	130,000	130,294
Capital One Financial Corp., 4.75%, 7/15/21	60,000	63,228
Fifth Third Bancorp, 6.25%, 5/1/13(2)	120,000	126,243
Fifth Third Capital Trust IV, VRN, 6.50%, 4/15/17(2)	70,000	70,000
HSBC Bank plc, 3.50%, 6/28/15(2)(4)	110,000	114,959
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)	30,000	33,898
JPMorgan Chase Bank N.A., 5.875%, 6/13/16(2)	250,000	276,728
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(2)	140,000	152,037
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	380,000	393,741
National Australia Bank Ltd., 2.75%, 9/28/15(2)(4)	5,000	5,129
PNC Funding Corp., 3.625%, 2/8/15(2)	60,000	63,829
PNC Funding Corp., 4.375%, 8/11/20(2)	50,000	54,359
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	180,000	182,144
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)	90,000	91,973
SunTrust Banks, Inc., 3.60%, 4/15/16(2)	33,000	34,124
Toronto-Dominion Bank (The), 2.50%, 7/14/16	80,000	82,589
Toronto-Dominion Bank (The), 2.375%, 10/19/16	280,000	287,459
U.S. Bancorp., 3.44%, 2/1/16	90,000	92,501
U.S. Bancorp., MTN, 3.00%, 3/15/22	200,000	197,315
Wachovia Bank N.A., 4.80%, 11/1/14(2)	50,000	53,617
Wells Fargo & Co., 3.68%, 6/15/16(2)	$100,000	$106,875
Wells Fargo & Co., 5.625%, 12/11/17(2)	100,000	115,993
Wells Fargo & Co., MTN, 3.50%, 3/8/22	200,000	197,221
Wells Fargo Bank N.A., 5.75%, 5/16/16(2)	250,000	279,078
Westpac Banking Corp., 3.00%, 8/4/15(2)	80,000	82,878
		3,736,048
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Corrections Corp. of America, 7.75%, 6/1/17(2)	200,000	219,000
Republic Services, Inc., 3.80%, 5/15/18(2)	40,000	42,996
Republic Services, Inc., 5.50%, 9/15/19(2)	140,000	162,209
Republic Services, Inc., 6.20%, 3/1/40(2)	200,000	238,654
Waste Management, Inc., 2.60%, 9/1/16	390,000	399,956
Waste Management, Inc., 4.75%, 6/30/20(2)	70,000	77,811
Waste Management, Inc., 6.125%, 11/30/39(2)	40,000	48,705
		1,189,331
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(2)	105,000	127,608
Viasat, Inc., 8.875%, 9/15/16(2)	50,000	54,500
		182,108
COMPUTERS AND PERIPHERALS — 0.2%
Hewlett-Packard Co., 2.60%, 9/15/17	400,000	400,158
CONSTRUCTION MATERIALS — 0.1%
Covanta Holding Corp., 7.25%, 12/1/20(2)	200,000	216,137
CONSUMER FINANCE — 0.7%
American Express Centurion Bank, 6.00%, 9/13/17(2)	350,000	409,975
American Express Credit Corp., 2.80%, 9/19/16	110,000	113,109
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)	180,000	186,909
American Express Credit Corp., MTN, 2.375%, 3/24/17	140,000	140,346
Credit Suisse (New York), 5.50%, 5/1/14(2)	100,000	107,274

Principal Amount	Value
Credit Suisse (New York), 6.00%, 2/15/18(2)	$80,000	$86,711
Credit Suisse (New York), 5.30%, 8/13/19(2)	100,000	110,369
John Deere Capital Corp., MTN, 3.15%, 10/15/21	100,000	101,917
PNC Bank N.A., 6.00%, 12/7/17(2)	30,000	34,040
SLM Corp., 6.25%, 1/25/16(2)	100,000	104,070
SLM Corp., MTN, 5.00%, 10/1/13(2)	120,000	123,000
		1,517,720
CONTAINERS AND PACKAGING — 0.4%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(2)(4)	430,000	463,325
Ball Corp., 7.125%, 9/1/16(2)	200,000	219,000
Ball Corp., 6.75%, 9/15/20(2)	150,000	165,000
		847,325
DIVERSIFIED FINANCIAL SERVICES — 3.5%
Ally Financial, Inc., 8.30%, 2/12/15(2)	240,000	261,900
Bank of America Corp., 4.50%, 4/1/15(2)	500,000	518,243
Bank of America Corp., 3.75%, 7/12/16	160,000	160,923
Bank of America Corp., 6.50%, 8/1/16(2)	60,000	66,019
Bank of America Corp., 3.875%, 3/22/17	180,000	181,155
Bank of America Corp., 5.75%, 12/1/17(2)	50,000	53,677
Bank of America Corp., 5.625%, 7/1/20(2)	250,000	260,977
Bank of America Corp., 5.875%, 2/7/42	110,000	109,468
Citigroup, Inc., 6.01%, 1/15/15(2)	300,000	326,161
Citigroup, Inc., 4.75%, 5/19/15	230,000	242,329
Citigroup, Inc., 4.45%, 1/10/17	250,000	262,101
Citigroup, Inc., 6.125%, 5/15/18(2)	270,000	302,978
Citigroup, Inc., 5.875%, 1/30/42	40,000	41,469
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	70,000	73,179
General Electric Capital Corp., 3.75%, 11/14/14(2)	270,000	287,306
General Electric Capital Corp., 2.25%, 11/9/15(2)	$180,000	$185,150
General Electric Capital Corp., 5.625%, 9/15/17(2)	50,000	58,265
General Electric Capital Corp., 4.375%, 9/16/20(2)	320,000	337,496
General Electric Capital Corp., 5.30%, 2/11/21(2)	160,000	173,532
General Electric Capital Corp., MTN, 6.00%, 8/7/19(2)	420,000	491,053
General Electric Capital Corp., MTN, 4.65%, 10/17/21(2)	150,000	159,895
General Electric Capital Corp., MTN, 5.875%, 1/14/38(2)	100,000	109,984
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(2)	170,000	181,054
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(2)	110,000	112,028
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	550,000	550,235
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(2)	230,000	234,113
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	120,000	123,633
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)	60,000	59,290
HSBC Holdings plc, 5.10%, 4/5/21	70,000	75,784
HSBC Holdings plc, 6.80%, 6/1/38(2)	40,000	45,827
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(2)	50,000	52,000
JP Morgan Chase Capital XXV, Series Y, 6.80%, 10/1/37(2)	70,000	70,742
JPMorgan Chase & Co., 3.45%, 3/1/16	80,000	83,474
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	400,000	463,184
JPMorgan Chase & Co., 4.95%, 3/25/20(2)	200,000	216,009
Morgan Stanley, 6.00%, 4/28/15(2)	300,000	314,224
Morgan Stanley, 6.625%, 4/1/18(2)	180,000	189,730

Principal Amount	Value
Morgan Stanley, 5.625%, 9/23/19(2)	$100,000	$98,961
Morgan Stanley, 5.50%, 7/24/20(2)	100,000	97,727
Syngenta Finance NV, 3.125%, 3/28/22	100,000	100,830
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	60,000	60,394
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	200,000	221,958
		8,014,457
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.4%
AT&T, Inc., 6.70%, 11/15/13(2)	100,000	109,429
AT&T, Inc., 5.10%, 9/15/14(2)	30,000	33,038
AT&T, Inc., 3.875%, 8/15/21(2)	480,000	508,496
AT&T, Inc., 6.80%, 5/15/36(2)	70,000	86,524
AT&T, Inc., 6.55%, 2/15/39(2)	180,000	219,174
British Telecommunications plc, 5.15%, 1/15/13(2)	50,000	51,670
British Telecommunications plc, 5.95%, 1/15/18(2)	100,000	116,224
CenturyLink, Inc., 6.15%, 9/15/19(2)	100,000	103,937
CenturyLink, Inc., 5.80%, 3/15/22(2)	140,000	136,915
CenturyLink, Inc., Series P, 7.60%, 9/15/39(2)	50,000	47,317
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	110,000	108,975
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(2)	200,000	242,560
France Telecom SA, 4.375%, 7/8/14(2)	80,000	85,468
Frontier Communications Corp., 6.25%, 1/15/13(2)	200,000	206,000
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	170,000	179,350
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	30,000	32,100
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	80,000	81,312
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	97,351
Verizon Communications, Inc., 6.10%, 4/15/18(2)	$100,000	$120,520
Verizon Communications, Inc., 8.75%, 11/1/18(2)	110,000	149,431
Verizon Communications, Inc., 7.35%, 4/1/39(2)	110,000	147,683
Virgin Media Finance plc, 9.50%, 8/15/16(2)	42,000	47,565
Virgin Media Finance plc, 8.375%, 10/15/19(2)	200,000	225,000
Windstream Corp., 7.875%, 11/1/17(2)	100,000	110,750
		3,246,789
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17(2)	150,000	169,688
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Arrow Electronics, Inc., 3.375%, 11/1/15(2)	180,000	185,470
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	170,000	194,650
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	60,000	63,300
		443,420
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16(2)	70,000	73,082
Noble Holding International Ltd., 3.95%, 3/15/22(2)	50,000	50,045
Pride International, Inc., 6.875%, 8/15/20(2)	100,000	122,107
Transocean, Inc., 6.50%, 11/15/20(2)	80,000	89,570
Transocean, Inc., 6.375%, 12/15/21(2)	60,000	67,609
Weatherford International Ltd., 9.625%, 3/1/19(2)	100,000	132,671
		535,084
FOOD AND STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(2)	250,000	308,740
Delhaize Group SA, 5.875%, 2/1/14(2)	80,000	86,054
Delhaize Group SA, 6.50%, 6/15/17(2)	100,000	115,669
Kroger Co. (The), 6.40%, 8/15/17(2)	100,000	120,676
Safeway, Inc., 4.75%, 12/1/21	120,000	124,245

Principal Amount	Value
Susser Holdings LLC / Susser Finance Corp., 8.50%, 5/15/16	$75,000	$82,688
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	95,000	115,202
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	30,000	38,270
Wal-Mart Stores, Inc., 4.875%, 7/8/40	90,000	98,272
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	130,000	143,988
Wal-Mart Stores, Inc., 5.625%, 4/15/41(2)	230,000	278,558
		1,512,362
FOOD PRODUCTS — 0.9%
General Mills, Inc., 5.25%, 8/15/13(2)	160,000	169,847
General Mills, Inc., 3.15%, 12/15/21(2)	350,000	350,905
HJ Heinz Co., 2.00%, 9/12/16	150,000	153,001
Kellogg Co., 4.45%, 5/30/16(2)	70,000	77,536
Kraft Foods, Inc., 6.125%, 2/1/18(2)	30,000	36,036
Kraft Foods, Inc., 5.375%, 2/10/20(2)	573,000	663,277
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	200,000	208,614
TreeHouse Foods, Inc., 7.75%, 3/1/18(2)	325,000	353,031
Tyson Foods, Inc., 6.85%, 4/1/16(2)	100,000	114,000
		2,126,247
GAS UTILITIES — 1.4%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	40,000	45,882
El Paso Corp., 6.875%, 6/15/14(2)	50,000	54,191
El Paso Corp., 7.25%, 6/1/18(2)	120,000	134,904
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15(2)	200,000	208,087
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20(2)	160,000	179,543
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	60,000	72,751
Enbridge Energy Partners LP, 5.20%, 3/15/20(2)	70,000	77,792
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	$80,000	$84,912
Energy Transfer Partners LP, 6.50%, 2/1/42(2)	140,000	147,602
Enterprise Products Operating LLC, 3.70%, 6/1/15(2)	70,000	74,887
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	240,000	283,197
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	190,000	211,790
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	120,000	143,159
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(2)	60,000	66,004
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	180,000	178,513
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	130,000	144,540
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	70,000	82,882
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(2)	225,000	244,125
Plains All American Pipeline LP / PAA Finance Corp., 3.95%, 9/15/15(2)	40,000	42,930
Plains All American Pipeline LP / PAA Finance Corp., 8.75%, 5/1/19(2)	110,000	143,433
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22(2)	240,000	236,011
Williams Partners LP, 4.125%, 11/15/20(2)	280,000	288,117
		3,145,252
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13(2)	100,000	101,102
HEALTH CARE PROVIDERS AND SERVICES — 0.8%
Aristotle Holding, Inc., 3.90%, 2/15/22(4)	220,000	222,726
Express Scripts, Inc., 7.25%, 6/15/19(2)	320,000	395,788

Principal Amount	Value
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(4)	$300,000	$309,000
HCA, Inc., 7.875%, 2/15/20(2)	140,000	154,525
HCA, Inc., 7.69%, 6/15/25(2)	50,000	48,437
Medco Health Solutions, Inc., 6.125%, 3/15/13(2)	150,000	157,201
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	50,000	53,649
Universal Health Services, Inc., 7.125%, 6/30/16(2)	200,000	227,000
Universal Health Services, Inc., 7.00%, 10/1/18(2)	150,000	161,250
WellPoint, Inc., 5.80%, 8/15/40(2)	50,000	59,280
		1,788,856
HOTELS, RESTAURANTS AND LEISURE — 0.3%
International Game Technology, 5.50%, 6/15/20(2)	50,000	53,223
McDonald’s Corp., 5.35%, 3/1/18(2)	60,000	71,879
MGM Resorts International, 9.00%, 3/15/20(2)	150,000	167,625
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(2)	50,000	54,875
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15(2)	39,000	42,577
Wyndham Worldwide Corp., 6.00%, 12/1/16(2)	1,000	1,116
Wyndham Worldwide Corp., 2.95%, 3/1/17(2)	150,000	148,833
Yum! Brands, Inc., 3.75%, 11/1/21(2)	40,000	40,641
		580,769
HOUSEHOLD DURABLES — 0.1%
Toll Brothers Finance Corp., 6.875%, 11/15/12(2)	50,000	51,855
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	90,000	98,062
		149,917
HOUSEHOLD PRODUCTS — 0.1%
Jarden Corp., 8.00%, 5/1/16	200,000	217,250
INDUSTRIAL CONGLOMERATES — 0.3%
Bombardier, Inc., 7.50%, 3/15/18(2)(4)	$100,000	$110,500
Bombardier, Inc., 5.75%, 3/15/22(4)	50,000	48,875
General Electric Co., 5.00%, 2/1/13(2)	150,000	155,496
General Electric Co., 5.25%, 12/6/17(2)	220,000	254,676
SPX Corp., 7.625%, 12/15/14(2)	50,000	55,750
		625,297
INSURANCE — 1.2%
Allstate Corp. (The), 7.45%, 5/16/19	120,000	150,675
Allstate Corp. (The), 5.20%, 1/15/42(2)	80,000	83,746
American International Group, Inc., 3.65%, 1/15/14	50,000	50,947
American International Group, Inc., 5.85%, 1/16/18(2)	582,000	634,334
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	90,000	97,338
Berkshire Hathaway, Inc., 3.75%, 8/15/21	40,000	41,380
CNA Financial Corp., 5.875%, 8/15/20(2)	50,000	53,671
CNA Financial Corp., 5.75%, 8/15/21	40,000	42,687
Dolphin Subsidiary II, Inc., 6.50%, 10/15/16(2)(4)	230,000	248,400
Genworth Financial, Inc., 7.20%, 2/15/21(2)	50,000	51,004
Genworth Financial, Inc., 7.625%, 9/24/21(2)	40,000	41,435
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	100,000	103,473
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	80,000	88,086
International Lease Finance Corp., 4.875%, 4/1/15	100,000	99,049
International Lease Finance Corp., 5.75%, 5/15/16(2)	70,000	69,972
International Lease Finance Corp., 8.75%, 3/15/17(2)	50,000	55,750

Principal Amount	Value
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(4)	$61,000	$61,005
Lincoln National Corp., 6.25%, 2/15/20(2)	160,000	182,362
MetLife, Inc., 6.75%, 6/1/16(2)	100,000	118,894
Prudential Financial, Inc., 7.375%, 6/15/19(2)	115,000	142,318
Prudential Financial, Inc., 5.375%, 6/21/20(2)	80,000	89,725
Prudential Financial, Inc., 5.625%, 5/12/41(2)	50,000	52,097
Prudential Financial, Inc., MTN, 2.75%, 1/14/13(2)	150,000	152,172
Prudential Financial, Inc., MTN, 5.70%, 12/14/36(2)	45,000	47,981
		2,758,501
INTERNET SOFTWARE AND SERVICES†
Google, Inc., 2.125%, 5/19/16(2)	80,000	83,225
IT SERVICES — 0.2%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	125,000	137,500
Fidelity National Information Services, Inc., 5.00%, 3/15/22(2)(4)	90,000	89,100
International Business Machines Corp., 1.95%, 7/22/16	300,000	308,101
		534,701
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(2)	130,000	157,170
Navistar International Corp., 8.25%, 11/1/21(2)	45,000	49,275
		206,445
MEDIA — 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	235,000	253,212
Comcast Corp., 5.90%, 3/15/16(2)	200,000	231,090
Comcast Corp., 6.50%, 11/15/35(2)	120,000	144,229
Comcast Corp., 6.40%, 5/15/38(2)	120,000	143,172
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	120,000	130,498
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	380,000	401,573
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	$190,000	$206,220
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.80%, 3/15/22(4)	180,000	177,821
Discovery Communications LLC, 5.625%, 8/15/19(2)	200,000	233,184
DISH DBS Corp., 7.00%, 10/1/13(2)	100,000	107,000
DISH DBS Corp., 7.125%, 2/1/16(2)	260,000	288,925
DISH DBS Corp., 6.75%, 6/1/21(2)	30,000	32,475
Embarq Corp., 7.08%, 6/1/16(2)	50,000	56,352
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	150,000	172,500
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22(2)	240,000	235,392
Lamar Media Corp., 9.75%, 4/1/14(2)	90,000	101,700
Lamar Media Corp., 7.875%, 4/15/18(2)	50,000	54,938
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	180,000	203,998
NBCUniversal Media LLC, 4.375%, 4/1/21	310,000	332,551
News America, Inc., 4.50%, 2/15/21(2)	180,000	192,222
News America, Inc., 6.90%, 8/15/39(2)	120,000	142,289
Omnicom Group, Inc., 4.45%, 8/15/20(2)	75,000	80,813
Qwest Corp., 7.50%, 10/1/14(2)	80,000	89,582
Salem Communications Corp., 9.625%, 12/15/16(2)	60,000	66,450
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	65,000	71,988
Sinclair Television Group, Inc., 9.25%, 11/1/17(2)(4)	50,000	55,875
Sirius XM Radio, Inc., 8.75%, 4/1/15(2)(4)	100,000	114,000
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	105,000	128,244
Time Warner Cable, Inc., 4.00%, 9/1/21(2)	140,000	143,666
Time Warner, Inc., 3.15%, 7/15/15(2)	140,000	148,378

Principal Amount	Value
Time Warner, Inc., 7.70%, 5/1/32(2)	$100,000	$130,484
Viacom, Inc., 4.375%, 9/15/14(2)	110,000	118,655
Viacom, Inc., 4.50%, 3/1/21(2)	320,000	345,623
Virgin Media Secured Finance plc, 6.50%, 1/15/18(2)	70,000	76,387
		5,411,486
METALS AND MINING — 0.8%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	135,000	139,140
ArcelorMittal, 9.85%, 6/1/19(2)	60,000	72,274
ArcelorMittal, .25%, 8/5/20(2)	105,000	102,926
ArcelorMittal, 6.25%, 2/25/22	120,000	121,510
Barrick North America Finance LLC, 4.40%, 5/30/21	80,000	84,452
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21(2)	100,000	101,088
Newmont Mining Corp., 3.50%, 3/15/22(2)	150,000	144,752
Newmont Mining Corp., 6.25%, 10/1/39(2)	80,000	88,954
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	60,000	61,349
Steel Dynamics, Inc., 7.625%, 3/15/20(2)	100,000	108,750
Teck Resources Ltd., 5.375%, 10/1/15(2)	50,000	55,252
Teck Resources Ltd., 3.15%, 1/15/17	70,000	72,030
Teck Resources Ltd., 3.85%, 8/15/17	100,000	106,054
Vale Overseas Ltd., 5.625%, 9/15/19(2)	170,000	190,771
Vale Overseas Ltd., 4.625%, 9/15/20	240,000	253,562
		1,702,864
MULTI-UTILITIES — 1.6%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(2)(4)	200,000	218,500
Calpine Corp., 7.25%, 10/15/17(2)(4)	235,000	250,275
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	109,000	121,203
CMS Energy Corp., 4.25%, 9/30/15	$50,000	$52,127
Dominion Resources, Inc., 2.25%, 9/1/15(2)	200,000	207,121
Dominion Resources, Inc., 6.40%, 6/15/18(2)	120,000	147,079
Dominion Resources, Inc., 4.90%, 8/1/41	220,000	230,954
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18(2)	60,000	76,987
Duke Energy Corp., 3.95%, 9/15/14(2)	150,000	160,644
Duke Energy Corp., 3.55%, 9/15/21	270,000	279,254
Edison International, 3.75%, 9/15/17(2)	100,000	105,015
Exelon Generation Co. LLC, 5.20%, 10/1/19(2)	110,000	122,245
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	150,000	168,598
Florida Power Corp., 6.35%, 9/15/37(2)	20,000	25,792
Ipalco Enterprises, Inc., 5.00%, 5/1/18(2)	70,000	70,000
Niagara Mohawk Power Corp., 4.88%, 8/15/19(4)	40,000	43,971
Nisource Finance Corp., 4.45%, 12/1/21	60,000	62,683
NRG Energy, Inc., 7.625%, 1/15/18(2)	225,000	226,687
Pacific Gas & Electric Co., 3.25%, 9/15/21	150,000	152,099
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	45,000	53,791
PacifiCorp, 6.00%, 1/15/39(2)	90,000	111,223
PG&E Corp., 5.75%, 4/1/14(2)	10,000	10,902
Progress Energy, Inc., 3.15%, 4/1/22	80,000	78,328
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	32,560
San Diego Gas & Electric Co., 3.00%, 8/15/21	70,000	71,738
Sempra Energy, 8.90%, 11/15/13(2)	100,000	111,913
Sempra Energy, 6.50%, 6/1/16(2)	88,000	104,101
Sempra Energy, 9.80%, 2/15/19(2)	30,000	40,896
Southern California Edison Co., 5.625%, 2/1/36(2)	70,000	84,458

Principal Amount	Value
Southern Power Co., 5.15%, 9/15/41	$40,000	$41,941
Wisconsin Electric Power Co., 2.95%, 9/15/21	150,000	150,886
Xcel Energy, Inc., 4.80%, 9/15/41	60,000	63,031
		3,677,002
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	90,000	103,365
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	30,000	31,401
OIL, GAS AND CONSUMABLE FUELS — 2.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19(2)	300,000	273,000
AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	120,000	122,400
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	210,000	242,300
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	90,000	104,239
Arch Western Finance LLC, 6.75%, 7/1/13(2)	66,000	66,248
Bill Barrett Corp., 9.875%, 7/15/16(2)	150,000	165,750
Bill Barrett Corp., 7.00%, 10/15/22(2)	250,000	241,875
BP Capital Markets plc, 2.25%, 11/1/16	160,000	164,256
BP Capital Markets plc, 4.50%, 10/1/20(2)	80,000	88,004
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	50,000	54,021
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	80,000	84,800
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(2)(4)	250,000	249,375
ConocoPhillips, 5.75%, 2/1/19(2)	160,000	194,924
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	140,000	188,167
Denbury Resources, Inc., 8.25%, 2/15/20(2)	100,000	112,250
Devon Energy Corp., 5.60%, 7/15/41(2)	130,000	146,366
EOG Resources, Inc., 5.625%, 6/1/19(2)	60,000	70,932
Forest Oil Corp., 8.50%, 2/15/14(2)	$50,000	$53,750
Hess Corp., 6.00%, 1/15/40(2)	60,000	68,763
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	60,000	62,557
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	100,000	108,921
Newfield Exploration Co., 6.875%, 2/1/20(2)	220,000	231,550
Newfield Exploration Co., 5.75%, 1/30/22(2)	70,000	73,675
Nexen, Inc., 6.20%, 7/30/19(2)	110,000	127,813
Nexen, Inc., 5.875%, 3/10/35(2)	110,000	113,745
Noble Energy, Inc., 4.15%, 12/15/21	280,000	286,639
Occidental Petroleum Corp., 1.75%, 2/15/17	60,000	60,723
Peabody Energy Corp., 6.00%, 11/15/18(2)(4)	100,000	98,500
Peabody Energy Corp., 6.50%, 9/15/20(2)	195,000	195,975
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	100,000	115,000
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	180,000	200,241
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	320,000	346,035
Petroleos Mexicanos, 6.00%, 3/5/20(2)	105,000	120,067
Petroleos Mexicanos, 6.50%, 6/2/41(2)(4)	70,000	79,100
Phillips 66, 4.30%, 4/1/22(2)(4)	150,000	152,827
SandRidge Energy, Inc., 8.75%, 1/15/20(2)	225,000	234,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(2)	150,000	160,125
Suncor Energy, Inc., 6.10%, 6/1/18(2)	138,000	165,995
Suncor Energy, Inc., 6.85%, 6/1/39(2)	50,000	64,559
Talisman Energy, Inc., 7.75%, 6/1/19(2)	180,000	220,537
		5,910,004

Principal Amount	Value
PAPER AND FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)(4)	$280,000	$312,993
International Paper Co., 4.75%, 2/15/22	120,000	126,653
		439,646
PERSONAL PRODUCTS — 0.1%
Procter & Gamble Co. (The), 1.45%, 8/15/16(2)	120,000	121,261
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.30%, 5/27/40(2)	80,000	92,564
AstraZeneca plc, 5.90%, 9/15/17(2)	40,000	47,987
Roche Holdings, Inc., 6.00%, 3/1/19(2)(4)	370,000	451,739
Roche Holdings, Inc., 7.00%, 3/1/39(2)(4)	210,000	285,752
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	170,000	182,093
		1,060,135
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
American Tower Corp., 4.625%, 4/1/15(2)	200,000	213,183
American Tower Corp., 4.70%, 3/15/22(2)	240,000	242,311
Boston Properties LP, 5.00%, 6/1/15(2)	150,000	164,519
Developers Diversified Realty Corp., 4.75%, 4/15/18(2)	290,000	300,730
Digital Realty Trust LP, 4.50%, 7/15/15	70,000	73,543
HCP, Inc., 3.75%, 2/1/16(2)	50,000	51,596
Reckson Operating Partnership LP, 6.00%, 3/31/16(2)	100,000	106,355
Reckson Operating Partnership LP, 7.75%, 3/15/20(2)	115,000	131,171
Simon Property Group LP, 5.75%, 12/1/15(2)	70,000	79,000
UDR, Inc., 4.25%, 6/1/18(2)	70,000	74,958
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	130,000	133,475
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	80,000	80,836
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	$110,000	$107,058
WEA Finance LLC, 4.625%, 5/10/21(2)(4)	140,000	141,832
		1,900,567
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, 6.625%, 12/1/19(2)	130,000	146,392
ProLogis LP, 6.875%, 3/15/20(2)	4,000	4,600
		150,992
ROAD AND RAIL — 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	127,000	132,163
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	50,000	52,190
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	80,000	81,624
CSX Corp., 4.25%, 6/1/21(2)	150,000	160,958
CSX Corp., 4.75%, 5/30/42	100,000	97,043
Norfolk Southern Corp., 5.75%, 4/1/18(2)	100,000	118,273
Union Pacific Corp., 4.875%, 1/15/15(2)	200,000	219,570
Union Pacific Corp., 4.75%, 9/15/41	110,000	112,285
		974,106
SOFTWARE — 0.4%
Intuit, Inc., 5.75%, 3/15/17(2)	220,000	252,501
Oracle Corp., 5.75%, 4/15/18(2)	200,000	243,397
Oracle Corp., 6.125%, 7/8/39(2)	200,000	248,216
Oracle Corp., 5.375%, 7/15/40(2)	220,000	254,537
		998,651
SPECIALTY RETAIL — 0.2%
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	60,000	73,686
Rent-A-Center, Inc., 6.625%, 11/15/20(2)	200,000	208,500
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(2)	100,000	104,875
		387,061

Principal Amount	Value
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Gap, Inc. (The), 5.95%, 4/12/21(2)	$60,000	$60,633
Hanesbrands, Inc., 6.375%, 12/15/20(2)	110,000	113,575
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	250,000	279,375
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)	50,000	55,375
Polymer Group, Inc., 7.75%, 2/1/19	225,000	237,937
		746,895
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19(2)	164,000	220,786
Philip Morris International, Inc., 4.125%, 5/17/21(2)	120,000	130,020
		350,806
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32(2)	30,000	42,904
America Movil SAB de CV, 5.00%, 10/16/19(2)	20,000	22,319
America Movil SAB de CV, 5.00%, 3/30/20(2)	100,000	111,663
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(2)	230,000	248,844
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)	160,000	219,920
Vodafone Group plc, 5.00%, 12/16/13(2)	140,000	149,766
Vodafone Group plc, 5.625%, 2/27/17(2)	140,000	163,902
		959,318
TOTAL CORPORATE BONDS (Cost $64,564,829)		68,003,190
U.S. Treasury Securities — 21.1%
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	3,100,000	4,163,204
U.S. Treasury Bonds, 3.50%, 2/15/39(2)	300,000	310,641
U.S. Treasury Bonds, 4.25%, 5/15/39(2)	100,000	117,453
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	160,000	191,625
U.S. Treasury Bonds, 4.625%, 2/15/40(2)	500,000	622,422
U.S. Treasury Bonds, 4.375%, 5/15/40(2)	150,000	179,672
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	$1,350,000	$1,617,258
U.S. Treasury Bonds, 3.75%, 8/15/41(2)	700,000	754,141
U.S. Treasury Bonds, 3.125%, 11/15/41(2)	1,450,000	1,385,656
U.S. Treasury Notes, 1.375%, 1/15/13(2)	2,575,000	2,598,940
U.S. Treasury Notes, 1.375%, 5/15/13(2)	2,700,000	2,734,171
U.S. Treasury Notes, 3.50%, 5/31/13(2)	750,000	778,360
U.S. Treasury Notes, 0.375%, 6/30/13(2)	500,000	500,762
U.S. Treasury Notes, 0.75%, 8/15/13(2)	2,000,000	2,012,970
U.S. Treasury Notes, 0.75%, 9/15/13(2)	6,500,000	6,544,180
U.S. Treasury Notes, 0.50%, 10/15/13(2)	3,500,000	3,510,664
U.S. Treasury Notes, 1.50%, 6/30/16(2)	1,250,000	1,283,106
U.S. Treasury Notes, 1.00%, 9/30/16(2)	2,500,000	2,508,400
U.S. Treasury Notes, 0.875%, 1/31/17(2)	4,000,000	3,975,624
U.S. Treasury Notes, 0.875%, 2/28/17(2)	5,500,000	5,460,900
U.S. Treasury Notes, 2.375%, 7/31/17(2)	500,000	531,485
U.S. Treasury Notes, 2.625%, 4/30/18(2)	265,000	284,751
U.S. Treasury Notes, 2.125%, 8/15/21(2)	600,000	599,344
U.S. Treasury Notes, 2.00%, 2/15/22(2)	5,220,000	5,118,048
TOTAL U.S. TREASURY SECURITIES (Cost $47,330,642)		47,783,777
Commercial Mortgage-Backed Securities(1) — 7.5%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/11/12(2)	200,000	210,606
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	67,188	68,565
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	172,771	176,347

Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/10/12(2)	$250,000	$278,151
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/10/12(2)	200,000	214,381
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2, VRN, 4.72%, 4/11/12	167,334	168,498
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41(2)	100,000	105,144
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	230,000	231,221
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.23%, 4/15/12(2)	150,000	152,494
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 4/10/12(2)	94,076	97,089
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/15/12(2)	725,000	777,683
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(2)	150,000	150,390
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class B, VRN, 5.10%, 4/11/12(2)	350,000	353,039
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(2)	1,000,000	1,029,344
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/10/12(2)	300,000	325,418
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/10/12(2)	$664,000	$692,594
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	323,341	327,761
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/10/12(2)	750,000	810,444
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2 SEQ, 4.48%, 7/10/39(2)	95,800	95,788
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	680,700	727,707
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	550,000	598,216
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	325,000	342,219
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	950,000	1,001,425
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(2)	400,000	431,783
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/15/12(2)	75,000	77,594
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	231,121	238,409
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3 SEQ, 4.65%, 7/15/30(2)	242,604	242,850
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30(2)	300,000	327,212
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(2)	300,000	300,587

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30(2)	$550,000	$606,019
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(2)	600,000	640,874
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(2)	576,000	619,304
Morgan Stanley Capital I, Series 2004-HQ3, Class A3 SEQ, 4.49%, 1/13/41(2)	81,165	81,456
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	306,836	310,117
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41(2)	561,000	604,529
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A3, VRN, 5.23%, 4/15/12(2)	233,991	235,809
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)	453,659	459,318
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)	1,185,000	1,273,607
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(2)	787,171	796,836
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/15/12(2)	624,000	672,587
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,639,069)		16,853,415
Sovereign Governments and Agencies — 3.9%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19(2)	$370,000	$444,370
Brazilian Government International Bond, 4.875%, 1/22/21	300,000	341,100
Brazilian Government International Bond, 5.625%, 1/7/41(2)	100,000	115,750
		901,220
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16(2)	100,000	116,282
Province of Ontario Canada, 1.60%, 9/21/16(2)	200,000	201,881
		318,163
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21(2)	120,000	122,400
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	100,000	109,250
ITALY†
Republic of Italy, 6.875%, 9/27/23(2)	80,000	85,240
MEXICO — 0.5%
United Mexican States, 5.625%, 1/15/17(2)	70,000	81,305
United Mexican States, 5.95%, 3/19/19(2)	250,000	301,000
United Mexican States, 5.125%, 1/15/20(2)	370,000	426,425
United Mexican States, 6.05%, 1/11/40(2)	100,000	121,000
United Mexican States, MTN, 4.75%, 3/8/44	100,000	98,250
		1,027,980
PERU — 0.1%
Republic of Peru, 6.55%, 3/14/37(2)	60,000	76,740
Republic of Peru, 5.625%, 11/18/50(2)	150,000	168,750
		245,490

Principal Amount	Value
POLAND†
Poland Government International Bond, 3.875%, 7/16/15(2)	$40,000	$42,228
Poland Government International Bond, 5.125%, 4/21/21(2)	60,000	64,380
		106,608
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	110,000	113,996
Korea Development Bank, 3.25%, 3/9/16(2)	100,000	101,689
Korea Development Bank, 4.00%, 9/9/16(2)	70,000	73,301
		288,986
UNITED KINGDOM — 2.5%
Government of United Kingdom, 3.75%, 9/7/21	GBP 2,500,000	4,561,613
Government of United Kingdom, 4.50%, 12/7/42	GBP 505,000	983,750
		5,545,363
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $8,414,786)		8,750,700
Collateralized Mortgage Obligations(1) — 3.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	$100,074	62,624
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	218,354	224,333
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.52%, 4/25/12	551,956	497,840
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(2)	108,119	106,787
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 4/25/12(2)	462,871	439,974
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	47,475	47,851
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	$87,708	$84,499
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.60%, 4/25/12(2)	89,703	82,312
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35(2)	91,044	91,317
JP Morgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 4/25/12(2)	99,334	84,344
JP Morgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 6.80%, 4/25/12(2)	172,634	175,302
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 4/21/12(2)	350,000	344,625
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	207,661	201,667
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/25/12	443,279	450,342
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(2)	301,955	310,698
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(2)	315,101	331,977
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	256,129	247,998
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	142,823	143,236
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	174,325	177,274
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	232,345	231,111

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36(2)	$508,081	$502,866
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	253,632	233,540
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	143,873	144,964
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(2)	200,000	191,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.30%, 4/25/12	261,786	224,339
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.43%, 4/25/12(2)	198,692	188,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(2)	377,291	371,610
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	195,391	204,603
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.09%, 4/25/12	312,989	317,755
		6,715,815
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
FHLMC, Series 3397, Class GF, VRN, 0.74%, 4/15/12	470,555	474,116
FHLMC, Series 3599, Class B SEQ, 1.60%, 11/15/14	78,504	78,693
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.64%, 4/25/12(2)	7,906	7,913
FNMA, Series 2006-43, Class FM, VRN, 0.54%, 4/25/12	209,773	209,476
FNMA, Series 2007-36, Class FB, VRN, 0.64%, 4/25/12	801,591	802,705
		1,572,903
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,196,365)		8,288,718
U.S. Government Agency Securities — 1.6%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.6%
FHLB, 0.22%, 9/12/12(2)	$3,500,000	$3,501,407
FHLMC, 2.375%, 1/13/22	140,000	137,674
		3,639,081
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $3,638,981)		3,639,081
Municipal Securities — 1.5%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(2)	65,000	68,346
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	150,000	192,036
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	150,000	196,992
California GO, (Building Bonds), 6.65%, 3/1/22(2)	40,000	48,243
California GO, (Building Bonds), 7.55%, 4/1/39(2)	50,000	64,500
California GO, (Building Bonds), 7.30%, 10/1/39(2)	10,000	12,570
California GO, (Building Bonds), 7.60%, 11/1/40(2)	25,000	32,476
Illinois GO, 5.88%, 3/1/19(2)	165,000	181,637
Illinois GO, (Building Bonds), 7.35%, 7/1/35(2)	45,000	52,810
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	220,000	209,084
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	25,000	27,696
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35(2)	45,000	47,701
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49(2)	150,000	195,555
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	10,000	11,827

Principal Amount	Value
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41(2)	$50,000	$60,511
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	80,000	98,718
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	50,000	63,997
Missouri Highway & Transit Commission Rev., (Building Bonds), 5.45%, 5/1/33(2)	50,000	59,195
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	40,000	57,295
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	40,000	55,222
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	75,000	93,761
New York City Municipal Water Finance Authority Rev., (Building Bonds), 5.95%, 6/15/42(2)	80,000	104,023
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/11(2)	155,000	157,592
Ohio State University Riverwatch Tower Suite B Rev., (Building Bonds), 4.91%, 6/1/40(2)	110,000	122,901
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	80,000	86,358
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	40,000	48,620
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(2)	$175,000	$195,468
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51(2)	75,000	80,366
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	175,000	206,378
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	150,000	178,389
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	85,000	95,082
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(2)	50,000	63,334
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	50,000	59,895
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	100,000	118,169
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	90,000	104,760
TOTAL MUNICIPAL SECURITIES (Cost $2,953,524)		3,451,507
Asset-Backed Securities(1) — 0.1%
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	350,000	350,161
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.79%, 4/25/12(2)	1,378	1,378
TOTAL ASSET-BACKED SECURITIES (Cost $351,341)		351,539

	Shares	Value
Temporary Cash Investments — 6.1%
	Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $5,065,692), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $4,961,459)	$4,961,455
	Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $3,158,922), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $3,100,918)	3,100,910
	Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $3,802,955, in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $3,721,101)	3,721,092
SSgA U.S. Government Money Market Fund	2,107,428	$2,107,428
	TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,890,885)	13,890,885
	TOTAL INVESTMENT SECURITIES — 107.3% (Cost $235,901,349)	242,536,826
	OTHER ASSETS AND LIABILITIES(5) — (7.3)%	(16,603,519)
	TOTAL NET ASSETS — 100.0%	$225,933,307

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
528,600	AUD for USD	UBS AG	4/27/12	$546,065	$(1,454)
364,600	CAD for USD	UBS AG	4/27/12	365,352	(1,294)
946,900	CAD for USD	Barclays Bank plc	4/27/12	948,853	15,772
356,600	CHF for USD	UBS AG	4/27/12	395,142	5,985
316,500	EUR for USD	Deutsche Bank	4/27/12	422,159	4,961
61,700	GBP for USD	UBS AG	4/27/12	98,674	2,223
207,100	GBP for USD	Deutsche Bank	4/27/12	331,205	2,983
36,102,500	JPY for USD	Deutsche Bank	4/27/12	436,265	2,778
435,970,503	KRW for USD	HSBC Holdings plc	4/27/12	384,058	(634)
458,740,197	KRW for USD	HSBC Holdings plc	4/27/12	404,116	(3,200)
5,916,400	NOK for USD	Deutsche Bank	4/27/12	1,037,962	36,930
39,600	NZD for USD	UBS AG	4/27/12	32,372	100
203,900	NZD for USD	Westpac Group	4/27/12	166,684	3,136
543,400	SEK for USD	UBS AG	4/27/12	82,056	2,297
4,936,000	SEK for USD	Deutsche Bank	4/27/12	745,358	20,446
183,400	SGD for USD	HSBC Holdings plc	4/27/12	145,900	1,604
5,862,300	TWD for USD	HSBC Holdings plc	4/27/12	198,646	(177)
				$6,740,867	$92,456

(Value on Settlement Date $6,648,411)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
76,500	AUD for USD	UBS AG	4/27/12	$9,027	$912
341,500	AUD for USD	Deutsche Bank	4/27/12	352,783	7,107
95,500	CAD for USD	Deutsche Bank	4/27/12	95,697	522
694,200	CHF for USD	UBS AG	4/27/12	769,231	(21,726)
213,300	CHF for USD	Deutsche Bank	4/27/12	236,354	(3,311)
403,998	EUR for USD	Barclays Bank plc	4/27/12	538,867	(14,878)
287,000	EUR for USD	UBS AG	4/27/12	382,811	(5,291)
3,262,379	GBP for USD	HSBC Holdings plc	4/27/12	5,217,369	(138,171)
650,873	GBP for USD	Barclays Bank plc	4/27/12	1,040,911	(19,443)
117,803,900	JPY for USD	Westpac Group	4/27/12	1,423,549	93,037
34,420,500	JPY for USD	UBS AG	4/27/12	415,939	2,700
1,174,300	NOK for USD	Deutsche Bank	4/27/12	206,017	(1,489)
1,100,300	NOK for USD	UBS AG	4/27/12	193,035	374
62,300	NZD for USD	Deutsche Bank	4/27/12	50,929	271
491,600	SEK for USD	Deutsche Bank	4/27/12	74,234	(1,360)
				$11,076,753	$(100,746)

(Value on Settlement Date $10,976,007)

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Barclays Bank plc/CDX North America High Yield 11 Index	$588,000	Sell*	5.00%	12/20/13	$(46,593)	$62,985	$16,392
Barclays Bank plc/Community Health Systems, Inc.	250,000	Sell*	5.00%	12/20/12	6,025	(354)	5,671
					$(40,568)	$62,631	$22,063

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments and/or swap agreements. At the period end, the aggregate value of securities pledged was $17,735,000.
(3)	Forward commitment. Settlement date is indicated.
(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $6,556,911, which represented 2.9% of total net assets.

(5)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $235,901,349)	$242,536,826
Foreign currency holdings, at value (cost of $11)	11
Receivable for investments sold	1,882,945
Receivable for capital shares sold	264,874
Unrealized gain on forward foreign currency exchange contracts	204,138
Swap agreements, at value (including net premiums paid (received) of $(40,568))	22,063
Interest receivable	1,383,361
246,294,218

Liabilities
Payable for investments purchased	17,167,348
Payable for capital shares redeemed	2,792,507
Unrealized loss on forward foreign currency exchange contracts	212,428
Accrued management fees	122,559
Distribution and service fees payable	32,761
Dividends payable	33,308
20,360,911

Net Assets	$225,933,307

Net Assets Consist of:
Capital paid in	$218,230,987
Accumulated net investment loss	(34,705)
Undistributed net realized gain	1,046,797
Net unrealized appreciation	6,690,228
$225,933,307

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$121,762,755	11,023,607	$11.05
Institutional Class	$8,194,834	742,082	$11.04
A Class	$75,578,608	6,842,179	$11.05	*
C Class	$18,504,805	1,675,598	$11.04
R Class	$1,892,305	171,337	$11.04
*Maximum offering price $11.57 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $418)	$6,533,972

Expenses:
Management fees	1,110,394
Distribution and service fees:
A Class	144,987
B Class	6,493
C Class	157,254
R Class	8,556
Trustees’ fees and expenses	13,037
Other expenses	130
1,440,851

Net investment income (loss)	5,093,121

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,393,639
Futures contract transactions	230,922
Swap agreement transactions	53,537
Foreign currency transactions	152,666
2,830,764

Change in net unrealized appreciation (depreciation) on:
Investments	4,283,888
Futures contracts	2,727
Swap agreements	(43,686)
Translation of assets and liabilities in foreign currencies	118,175
4,361,104

Net realized and unrealized gain (loss)	7,191,868

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,284,989

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$5,093,121	$4,043,361
Net realized gain (loss)	2,830,764	1,507,834
Change in net unrealized appreciation (depreciation)	4,361,104	(378,641)
Net increase (decrease) in net assets resulting from operations	12,284,989	5,172,554

Distributions to Shareholders
From net investment income:
Investor Class	(3,353,352)	(2,240,800)
Institutional Class	(272,964)	(90,848)
A Class	(2,025,853)	(1,581,590)
B Class	(16,349)	(33,373)
C Class	(427,387)	(371,971)
R Class	(55,219)	(32,794)
From net realized gains:
Investor Class	(560,942)	(659,110)
Institutional Class	(41,934)	(23,330)
A Class	(384,141)	(433,389)
B Class	—	(10,576)
C Class	(91,557)	(134,782)
R Class	(10,103)	(9,557)
Decrease in net assets from distributions	(7,239,801)	(5,622,120)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	84,713,588	51,035,451

Net increase (decrease) in net assets	89,758,776	50,585,885

Net Assets
Beginning of period	136,174,531	85,588,646
End of period	$225,933,307	$136,174,531

Accumulated undistributed net investment income (loss)	$(34,705)	$90,432

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.65% for the Investor Class, A Class, C Class and R Class and 0.45% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $239,441,491, of which $173,970,097 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $150,896,556, of which $106,464,322 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,876,618	$75,514,551	7,576,868	$82,130,764
Issued in reinvestment of distributions	328,256	3,605,238	241,061	2,600,347
Redeemed	(2,779,896)	(30,391,343)	(4,485,826)	(48,263,672)
	4,424,978	48,728,446	3,332,103	36,467,439
Institutional Class
Sold	827,552	9,000,594	218,228	2,381,854
Issued in reinvestment of distributions	28,740	314,898	10,560	113,850
Redeemed	(361,753)	(3,975,231)	(139,024)	(1,500,814)
	494,539	5,340,261	89,764	994,890
A Class
Sold	4,690,256	51,549,653	3,213,951	34,773,831
Issued in reinvestment of distributions	201,229	2,210,187	173,510	1,870,890
Redeemed	(2,304,567)	(25,235,610)	(2,640,837)	(28,492,430)
	2,586,918	28,524,230	746,624	8,152,291
B Class
Sold	3,366	37,013	12,717	137,768
Issued in reinvestment of distributions	1,359	14,788	3,871	41,679
Redeemed	(127,079)	(1,399,948)	(13,408)	(145,583)
	(122,354)	(1,348,147)	3,180	33,864
C Class
Sold	721,347	7,926,364	963,043	10,412,130
Issued in reinvestment of distributions	31,981	350,861	28,397	305,745
Redeemed	(483,264)	(5,286,943)	(568,503)	(6,133,279)
	270,064	2,990,282	422,937	4,584,596
R Class
Sold	59,247	645,006	119,219	1,291,902
Issued in reinvestment of distributions	5,928	65,037	3,909	42,150
Redeemed	(21,127)	(231,527)	(48,937)	(531,681)
	44,048	478,516	74,191	802,371
Net increase (decrease)	7,698,193	$84,713,588	4,668,799	$51,035,451

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$71,524,014	—
Corporate Bonds	—	68,003,190	—
U.S. Treasury Securities	—	47,783,777	—
Commercial Mortgage-Backed Securities	—	16,853,415	—
Sovereign Governments and Agencies	—	8,750,700	—
Collateralized Mortgage Obligations	—	8,288,718	—
U.S. Government Agency Securities	—	3,639,081	—
Municipal Securities	—	3,451,507	—
Asset-Backed Securities	—	351,539	—
Temporary Cash Investments	$2,107,428	11,783,457	—
Total Value of Investment Securities	$2,107,428	$240,429,398	—

Other Financial Instruments
Swap Agreements	—	$62,631	—
Forward Foreign Currency Exchange Contracts	—	(8,290)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$54,341	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the year ended March 31, 2012, the fund participated in credit default swap agreements to buy and sell protection. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund regularly utilized foreign currency risk derivative instruments throughout the period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first five months of the period.

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$22,063	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	204,138	Unrealized loss on forward foreign currency exchange contracts	$212,428
		$226,201		$212,428

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$53,537	Change in net unrealized appreciation (depreciation) on swap agreements	$(43,686)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	138,895	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	126,211
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	230,922	Change in net unrealized appreciation (depreciation) on futures contracts	2,727
		$423,354		$85,252

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$6,372,210	$5,001,935
Long-term capital gains	$867,591	$620,185

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$235,917,350
Gross tax appreciation of investments	$7,137,439
Gross tax depreciation of investments	(517,963)
Net tax appreciation (depreciation) of investments	$6,619,476
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$63,071
Other book-to-tax adjustments	$(37,801)
Net tax appreciation (depreciation)	$6,644,746
Undistributed ordinary income	$494,123
Accumulated long-term gains	$563,451

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.68	0.34	0.51	0.85	(0.41)	(0.07)	(0.48)	$11.05	8.04%	0.66%	3.12%	91%	$121,763
2011	$10.58	0.35	0.22	0.57	(0.38)	(0.09)	(0.47)	$10.68	5.42%	0.66%	3.26%	96%	$70,442
2010	$10.07	0.42	0.59	1.01	(0.43)	(0.07)	(0.50)	$10.58	10.22%	0.66%	3.99%	131%	$34,569
2009	$10.48	0.43	(0.12)	0.31	(0.50)	(0.22)	(0.72)	$10.07	3.28%	0.67%	4.17%	255%	$7,555
2008	$9.96	0.45	0.51	0.96	(0.44)	—	(0.44)	$10.48	9.88%	0.67%	4.46%	232%	$5,830
Institutional Class
2012	$10.67	0.36	0.51	0.87	(0.43)	(0.07)	(0.50)	$11.04	8.26%	0.46%	3.32%	91%	$8,195
2011	$10.58	0.37	0.21	0.58	(0.40)	(0.09)	(0.49)	$10.67	5.53%	0.46%	3.46%	96%	$2,642
2010	$10.07	0.43	0.61	1.04	(0.46)	(0.07)	(0.53)	$10.58	10.44%	0.46%	4.19%	131%	$1,669
2009	$10.48	0.45	(0.12)	0.33	(0.52)	(0.22)	(0.74)	$10.07	3.48%	0.47%	4.37%	255%	$4,802
2008	$9.96	0.47	0.51	0.98	(0.46)	—	(0.46)	$10.48	10.10%	0.47%	4.66%	232%	$4,638

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2012	$10.67	0.31	0.52	0.83	(0.38)	(0.07)	(0.45)	$11.05	7.87%	0.91%	2.87%	91%	$75,579
2011	$10.58	0.33	0.20	0.53	(0.35)	(0.09)	(0.44)	$10.67	5.06%	0.91%	3.01%	96%	$45,424
2010	$10.07	0.39	0.60	0.99	(0.41)	(0.07)	(0.48)	$10.58	9.95%	0.91%	3.74%	131%	$37,131
2009	$10.48	0.39	(0.10)	0.29	(0.48)	(0.22)	(0.70)	$10.07	3.02%	0.92%	3.92%	255%	$25,863
2008	$9.96	0.42	0.51	0.93	(0.41)	—	(0.41)	$10.48	9.61%	0.92%	4.21%	232%	$6,415
C Class
2012	$10.67	0.23	0.51	0.74	(0.30)	(0.07)	(0.37)	$11.04	6.97%	1.66%	2.12%	91%	$18,505
2011	$10.58	0.25	0.20	0.45	(0.27)	(0.09)	(0.36)	$10.67	4.28%	1.66%	2.26%	96%	$15,002
2010	$10.07	0.31	0.60	0.91	(0.33)	(0.07)	(0.40)	$10.58	9.13%	1.66%	2.99%	131%	$10,397
2009	$10.48	0.32	(0.11)	0.21	(0.40)	(0.22)	(0.62)	$10.07	2.25%	1.67%	3.17%	255%	$10,080
2008	$9.96	0.35	0.51	0.86	(0.34)	—	(0.34)	$10.48	8.80%	1.67%	3.46%	232%	$6,074
R Class
2012	$10.67	0.29	0.51	0.80	(0.36)	(0.07)	(0.43)	$11.04	7.50%	1.16%	2.62%	91%	$1,892
2011	$10.58	0.30	0.21	0.51	(0.33)	(0.09)	(0.42)	$10.67	4.80%	1.16%	2.76%	96%	$1,359
2010	$10.07	0.36	0.60	0.96	(0.38)	(0.07)	(0.45)	$10.58	9.68%	1.16%	3.49%	131%	$562
2009	$10.48	0.38	(0.12)	0.26	(0.45)	(0.22)	(0.67)	$10.07	2.76%	1.17%	3.67%	255%	$2,699
2008	$9.96	0.40	0.51	0.91	(0.39)	—	(0.39)	$10.48	9.34%	1.17%	3.96%	232%	$4,595

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None
(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $867,591, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75041   1205

ANNUAL REPORT                     MARCH 31, 2012

High-Yield Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	26
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	29
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	40
Management	41
Additional Information	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	5.56%	6.69%(1)	7.45%(1)	4.80%(1)	9/30/97
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	6.43%	8.27%	9.34%	6.89%	—
Institutional Class	ACYIX	5.77%	6.90%(1)	—	7.09%(1)	8/2/04
A Class(2) No sales charge* With sales charge*	AHYVX	5.30% 0.60%	6.43%(1) 5.44%(1)	7.21%(1) 6.72%(1)	7.25%(1) 6.76%(1)	3/8/02
C Class	AHDCX	4.51%	5.64%(1)	6.43%(1)	6.38%(1)	12/10/01
R Class	AHYRX	5.03%	6.16%(1)	—	6.15%(1)	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Kevin Akioka and David MacEwen

Performance Summary

High-Yield returned 5.56%* for the 12 months ended March 31, 2012, compared with the 6.43% return of its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, and the 4.64%** average return of the high current yield funds tracked by Lipper, Inc. See pages 4-5 and footnotes below for additional performance comparisons. Fund and Lipper peer group returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected the positive performance of high-yield corporate bonds during the 12-month period. The main detractor to the fund’s underperformance relative to the benchmark (besides operating expenses) was an overweight to lower-quality securities within the high-yield market.

Market Overview

Overall, high-yield bonds generated solid gains for the 12-month period, despite the uneven performance posted during the fiscal year. High-yield bonds went from sharp underperformers in the first half of the reporting period to strong outperformers in the second half. This disparity generally reflected changing investor sentiment regarding the health of the economy and risk-taking.

During the first six months of the reporting period, a slowdown in the pace of economic growth, a worsening sovereign-debt crisis in Europe, and an unprecedented credit-rating downgrade of U.S. debt (from AAA to AA+) led to broad risk aversion in the financial markets. But, the flight to quality gave way to renewed risk-taking beginning in the fourth calendar quarter of 2011 and carrying through to March 2012. Select economic data improved, and European policymakers took several steps to calm the default fears in the eurozone. These events prompted a return to credit-sensitive sectors, including high-yield bonds.

High-yield credit fundamentals remained strong during the 12 months, as companies continued to enjoy access to liquidity and funding. In addition, the default rate on high-yield corporate debt remained stable and low at approximately 2%. Most high-yield bond issuers continued to benefit from their efforts to deleverage, grow earnings, and improve overall efficiency. From a credit perspective, higher-rated securities held up better than the lower-quality segments in the first half of the period, and lower-rated credits outperformed in the second half.

Lower-Quality Credit Bias Detracted

The fund’s fiscal-year gain underperformed the benchmark’s return but outpaced the Lipper peer group average. We select holdings for the fund based on a bottom-up, security-by-security process, seeking quality companies whose bonds

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for the Lipper High Current Yield Funds category were 5.69% and 7.46% for the five- and ten-year periods ended March 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

have attractive yields and are underappreciated by the market. This process led to overweight positions in corporate bonds rated B and CCC and an underweight position in securities rated BB—the uppermost credit rating in the high-yield universe. This positioning contributed to the fund’s underperformance relative to the Barclays benchmark, because higher-rated bonds generally outperformed for the entire 12-month period.

Given the nearly six-month-long rally in high-yield bonds, we modestly reduced the fund’s bias toward lower-quality securities late in the period. In particular, we lowered the weighting to securities with B ratings and increased exposure to securities with BB ratings. Nevertheless, the fund still remains underweight the BB rating category.

Sector Allocation Results were Mixed

From a sector perspective, an overweight position in the financial sector, particularly banking-industry bonds, detracted from fund performance on a 12-month basis. Nevertheless, the sector rebounded late in the period. The debt-restructuring deal for Greece, the European Central Bank’s liquidity program for the eurozone’s troubled banks, and generally favorable results from the Federal Reserve “stress tests” for large U.S. banks triggered a rebound in the global financial sector. In particular, the fund’s holdings in U.S. money center banks and market-leading banks in Germany and the United Kingdom aided results. An overweight to the insurance industry also helped.

Security selection and an overweight in the telecommunications sector added value, as did security selection in the utilities and consumer sectors. Security selection in the underperforming energy sector detracted from results.

Outlook

The macroeconomic environment continues to provide a favorable backdrop for the high-yield bond market. While Moody’s Investors Service expects the global high-yield default rate to rise slightly to 2.6% by December 2012—with the highest default rates in the consumer services sector in the U.S. and the aerospace and defense sector in Europe—the rate remains well below its peak of more than 10% two years ago.

The strong performance from high-yield bonds during the last few years means valuations within the sector remain elevated. This may limit the sector’s price appreciation potential going forward, because high-yield bonds are callable (meaning high-yield issuers can call away bonds before their maturity dates, and they are more likely to do so when bond prices are high and yields are low). As a result, we expect the coupon (or interest payment) to become a more meaningful component in the total return of high-yield bonds.

Additionally, individual security selection remains an important factor in relative performance. This plays to the strengths of our bottom-up security selection process, in which we seek bonds with strong balance sheets and good fundamentals trading at attractive valuations.

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	3.9 years
Weighted Average Life	5.5 years

30-Day SEC Yields
Investor Class	5.64%
Institutional Class	5.85%
A Class	5.15%
C Class	4.64%
R Class	5.14%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	86.3%
Exchange-Traded Funds	7.6%
Common Stocks	0.3%
Commercial Mortgage-Backed Securities	0.2%
Preferred Stocks	— *
Temporary Cash Investments	4.4%
Other Assets and Liabilities	1.2%

*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,127.70	$4.57	0.86%
Institutional Class	$1,000	$1,128.80	$3.51	0.66%
A Class	$1,000	$1,126.30	$5.90	1.11%
C Class	$1,000	$1,122.20	$9.87	1.86%
R Class	$1,000	$1,123.00	$7.22	1.36%
Hypothetical
Investor Class	$1,000	$1,020.70	$4.34	0.86%
Institutional Class	$1,000	$1,021.70	$3.34	0.66%
A Class	$1,000	$1,019.45	$5.60	1.11%
C Class	$1,000	$1,015.70	$9.37	1.86%
R Class	$1,000	$1,018.20	$6.86	1.36%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
Corporate Bonds — 86.3%
AEROSPACE AND DEFENSE — 0.4%
BE Aerospace, Inc., 6.875%, 10/1/20(1)	$750,000	$825,000
L-3 Communications Corp., 6.375%, 10/15/15(1)	112,000	114,940
Triumph Group, Inc., 8.00%, 11/15/17(1)	1,200,000	1,314,000
		2,253,940
AIRLINES — 0.5%
American Airlines Pass-Through Trust, 7.00%, 7/31/19(2)(7)	930,332	911,726
UAL 2007-1 Pass-Through Trust, Series 071A, 6.64%, 1/2/24(1)(7)	1,359,770	1,441,356
United Air Lines, Inc., 9.875%, 8/1/13(1)(2)	500,000	527,500
		2,880,582
AUTO COMPONENTS — 2.0%
Allison Transmission, Inc., 7.125%, 5/15/19(1)(2)	700,000	728,000
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17(1)(2)	450,000	505,125
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(1)	1,700,000	1,759,500
Dana Holding Corp., 6.75%, 2/15/21(1)	750,000	802,500
Delphi Corp., 5.875%, 5/15/19(1)(2)	1,475,000	1,563,500
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20(1)	500,000	533,750
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22(1)	1,000,000	977,500
Tomkins LLC / Tomkins, Inc., 9.00%, 10/1/18(1)	900,000	1,001,250
TRW Automotive, Inc., 8.875%, 12/1/17(1)(2)	500,000	555,000
UCI International, Inc., 8.625%, 2/15/19(1)	1,250,000	1,290,625
Visteon Corp., 6.75%, 4/15/19(1)	1,830,000	1,866,600
		11,583,350
AUTOMOBILES — 2.2%
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19(1)	1,700,000	1,717,000
Ford Motor Co., 7.45%, 7/16/31(1)	1,150,000	1,411,625
Ford Motor Credit Co. LLC, 8.70%, 10/1/14(1)	$1,000,000	$1,133,418
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	750,000	757,817
Ford Motor Credit Co. LLC, 5.00%, 5/15/18(1)	3,200,000	3,321,869
Ford Motor Credit Co. LLC, 8.125%, 1/15/20(1)	1,000,000	1,212,134
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,000,000	1,081,084
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	1,670,000	1,803,852
Jaguar Land Rover plc, 8.125%, 5/15/21(2)	250,000	257,500
		12,696,299
BEVERAGES — 0.1%
Constellation Brands, Inc., 7.25%, 9/1/16(1)	750,000	853,125
BUILDING PRODUCTS — 0.7%
Boise Cascade LLC, 7.125%, 10/15/14(1)	899,000	910,237
Masco Corp., 6.125%, 10/3/16	500,000	528,954
Masco Corp., 5.95%, 3/15/22(1)	1,200,000	1,204,582
Masonite International Corp., 8.25%, 4/15/21(1)(2)	250,000	261,250
USG Corp., 8.375%, 10/15/18(1)(2)	800,000	824,000
USG Corp., 7.875%, 3/30/20(2)	250,000	251,563
		3,980,586
CAPITAL MARKETS — 0.4%
Dresdner Funding Trust I, 8.15%, 6/30/31(1)(2)	1,250,000	1,087,500
HBOS Capital FundingNo. 2 LP, VRN, 6.07%, 6/30/14(1)(2)	1,000,000	717,500
Merrill Lynch & Co., Inc., MTN, 5.45%, 7/15/14(1)	750,000	784,987
		2,589,987
CHEMICALS — 1.6%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18(1)	1,000,000	1,040,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20(1)	1,000,000	935,000
Huntsman International LLC, 8.625%, 3/15/21(1)	500,000	563,750
Ineos Finance plc, 9.00%, 5/15/15(1)(2)	1,000,000	1,066,250

11

Principal Amount	Value
Ineos Finance plc, 8.375%, 2/15/19(2)	$600,000	$636,000
Lyondell Chemical Co., 8.00%, 11/1/17	812,000	915,530
Lyondell Chemical Co., 11.00%, 5/1/18(1)	499,099	554,000
LyondellBasell Industries NV, 5.00%, 4/15/19(2)(3)	750,000	751,875
LyondellBasell Industries NV, 6.00%, 11/15/21(1)(2)	750,000	791,250
Momentive Performance Materials, Inc., 9.00%, 1/15/21(1)	1,000,000	880,000
Solutia, Inc., 8.75%, 11/1/17(1)	1,000,000	1,138,750
		9,272,405
COMMERCIAL BANKS — 1.7%
LBG Capital No.1 plc, 7.875%, 11/1/20(1)(2)	1,000,000	910,000
LBG Capital No.1 plc, VRN, 8.00%, 6/15/20(2)	1,000,000	869,699
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(2)(4)	2,500,000	1,737,500
Regions Bank, 6.45%, 6/26/37(1)	2,500,000	2,512,500
Regions Financial Corp., 5.75%, 6/15/15(1)	750,000	793,125
Regions Financing Trust II, VRN, 6.625%, 5/15/27(1)	500,000	480,000
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/29/17(4)(5)	2,000,000	1,380,000
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31(1)	1,250,000	1,065,625
		9,748,449
COMMERCIAL SERVICES AND SUPPLIES — 1.0%
ACCO Brands Corp., 10.625%, 3/15/15(1)	500,000	546,880
Brickman Group Holdings, Inc., 9.125%, 11/1/18(1)(2)	850,000	824,500
Emergency Medical Services Corp., 8.125%, 6/1/19(1)	1,750,000	1,806,875
Iron Mountain, Inc., 8.375%, 8/15/21(1)	500,000	546,250
PHH Corp., 9.25%, 3/1/16(1)	500,000	510,625
ServiceMaster Co., 8.00%, 2/15/20(1)(2)	1,250,000	1,337,500
		5,572,630
COMMUNICATIONS EQUIPMENT — 0.9%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29(1)	$751,000	$597,045
Avaya, Inc., 7.00%, 4/1/19(1)(2)	1,950,000	1,964,625
CommScope, Inc., 8.25%, 1/15/19(2)	1,000,000	1,070,000
Crown Castle International Corp., 9.00%, 1/15/15(1)	1,000,000	1,105,000
Viasat, Inc., 8.875%, 9/15/16(1)	450,000	490,500
		5,227,170
COMPUTERS AND PERIPHERALS — 0.1%
Seagate Technology HDD Holdings, 6.80%, 10/1/16(1)	650,000	719,875
CONSTRUCTION AND ENGINEERING — 0.2%
Tutor Perini Corp., 7.625%, 11/1/18(1)	1,000,000	1,015,000
CONSTRUCTION MATERIALS — 0.9%
Associated Materials LLC, 9.125%, 11/1/17(1)	500,000	488,750
Building Materials Corp. of America, 6.75%, 5/1/21(1)(2)	1,060,000	1,127,575
Covanta Holding Corp., 7.25%, 12/1/20(1)	800,000	864,550
Headwaters, Inc., 7.625%, 4/1/19(1)	500,000	488,750
Nortek, Inc., 8.50%, 4/15/21(1)	500,000	497,500
Summit Materials LLC/Summit Materials Finance Corp., 10.50%, 1/31/20(1)(2)	1,000,000	1,050,000
Vulcan Materials Co., 7.00%, 6/15/18(1)	800,000	862,000
		5,379,125
CONSUMER FINANCE — 2.6%
CIT Group, Inc., 4.75%, 2/15/15(1)(2)	1,225,000	1,238,874
CIT Group, Inc., 7.00%, 5/4/15(2)	908,000	910,225
CIT Group, Inc., 7.00%, 5/2/16(2)	5,264,000	5,290,320
CIT Group, Inc., 7.00%, 5/2/17(2)	2,120,000	2,127,950
CIT Group, Inc., 5.50%, 2/15/19(2)	1,000,000	1,022,500
Interactive Data Corp., 10.25%, 8/1/18	250,000	283,750
National Money Mart Co., 10.375%, 12/15/16	500,000	555,000
Residential Capital LLC, 9.625%, 5/15/15(1)	1,000,000	855,000

12

Principal Amount	Value
Springleaf Finance Corp., Series 1, MTN, 4.875%, 7/15/12(1)	$500,000	$486,250
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15(1)	500,000	416,250
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17(1)	750,000	588,750
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18(2)	1,000,000	1,057,500
		14,832,369
CONTAINERS AND PACKAGING — 2.1%
AEP Industries, Inc., 8.25%, 4/15/19(1)	1,975,000	2,083,625
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)(2)	1,300,000	1,400,750
Ardagh Packaging Finance plc, 9.125%, 10/15/20(2)	1,000,000	1,052,500
Ball Corp., 7.125%, 9/1/16(1)	950,000	1,040,250
Ball Corp., 5.00%, 3/15/22(1)	750,000	752,813
Berry Plastics Corp., 9.75%, 1/15/21(1)	600,000	658,500
Berry Plastics Corp., VRN, 4.35%, 6/15/12(1)	750,000	731,250
BWAY Holding Co., 10.00%, 6/15/18	1,000,000	1,102,500
Crown Americas LLC/Crown Americas Capital Corp. II, 7.625%, 5/15/17(1)	1,000,000	1,081,250
Packaging Dynamics Corp., 8.75%, 2/1/16(1)(2)	1,100,000	1,160,500
Sealed Air Corp., 7.875%, 6/15/17(1)	1,000,000	1,078,586
		12,142,524
DISTRIBUTORS — 0.1%
McJunkin Red Man Corp., 9.50%, 12/15/16	500,000	547,500
DIVERSIFIED FINANCIAL SERVICES — 3.3%
Ally Financial, Inc., 8.30%, 2/12/15(1)	3,490,000	3,808,462
Ally Financial, Inc., 5.50%, 2/15/17	1,500,000	1,503,053
Ally Financial, Inc., 6.25%, 12/1/17(1)	2,000,000	2,066,486
Ally Financial, Inc., 8.00%, 3/15/20(1)	1,000,000	1,115,000
Ally Financial, Inc., 8.00%, 11/1/31	500,000	553,750
BankAmerica Capital II, 8.00%, 12/15/26(1)	900,000	913,500
Citigroup Capital XXI, VRN, 8.30%, 12/21/37(1)	500,000	506,000
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	$2,000,000	$1,974,000
Fleet Capital Trust II, 7.92%, 12/11/26(1)	750,000	759,375
Hexion US Finance Corp., 6.625%, 4/15/20(2)	250,000	256,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(1)	950,000	988,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18(2)	500,000	522,500
Morgan Stanley, 4.20%, 11/20/14(1)	750,000	756,342
PBF Holding Co. LLC / PBF Finance Corp., 8.25%, 2/15/20(1)(2)	500,000	512,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.25%, 9/1/17(1)	1,000,000	1,090,000
UPCB Finance III Ltd., 6.625%, 7/1/20(1)(2)	1,500,000	1,537,500
		18,863,343
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.0%
Cincinnati Bell, Inc., 8.75%, 3/15/18(1)	1,550,000	1,455,063
Frontier Communications Corp., 6.25%, 1/15/13(1)	461,000	474,830
Frontier Communications Corp., 8.25%, 4/15/17(1)	1,000,000	1,080,000
Frontier Communications Corp., 7.125%, 3/15/19(1)	600,000	604,500
Frontier Communications Corp., 8.50%, 4/15/20(1)	1,500,000	1,586,250
Hughes Satellite Systems Corp., 6.50%, 6/15/19(1)	1,000,000	1,050,000
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(1)	750,000	791,250
Intelsat Jackson Holdings SA, 7.25%, 4/1/19(1)	2,210,000	2,334,312
Intelsat Luxembourg SA, 11.25%, 2/4/17(1)	2,500,000	2,606,250
Level 3 Financing, Inc., 10.00%, 2/1/18(1)	1,000,000	1,100,000
Level 3 Financing, Inc., 8.625%, 7/15/20(1)(2)	2,500,000	2,631,250
Sprint Capital Corp., 6.90%, 5/1/19(1)	2,150,000	1,870,500
Sprint Capital Corp., 8.75%, 3/15/32(1)	1,000,000	862,500
Telecom Italia Capital SA, 4.95%, 9/30/14(1)	750,000	774,375
Virgin Media Finance plc, 8.375%, 10/15/19(1)	1,150,000	1,293,750

13

Principal Amount	Value
Windstream Corp., 7.875%, 11/1/17(1)	$1,500,000	$1,661,250
Windstream Corp., 7.75%, 10/15/20(1)	1,000,000	1,075,000
		23,251,080
ELECTRIC UTILITIES — 0.9%
AES Corp. (The), 9.75%, 4/15/16(1)	500,000	587,500
AES Corp. (The), 8.00%, 10/15/17(1)	2,250,000	2,545,313
Atlantic Power Corp., 9.00%, 11/15/18(2)	1,000,000	1,015,000
Edison Mission Energy, 7.00%, 5/15/17(1)	1,300,000	825,500
		4,973,313
ELECTRICAL EQUIPMENT — 0.2%
Belden, Inc., 9.25%, 6/15/19(1)	1,000,000	1,105,000
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
Jabil Circuit, Inc., 5.625%, 12/15/20(1)	750,000	791,250
NXP BV / NXP Funding LLC, 9.75%, 8/1/18(1)(2)	500,000	567,500
Sanmina-SCI Corp., 7.00%, 5/15/19(1)(2)	2,000,000	2,050,000
		3,408,750
ENERGY EQUIPMENT AND SERVICES — 0.9%
Basic Energy Services, Inc., 7.75%, 2/15/19(1)	1,950,000	2,008,500
Parker Drilling Co., 9.125%, 4/1/18(1)	500,000	532,500
Petroleum Geo-Services ASA, 7.375%, 12/15/18(1)(2)	1,000,000	1,045,000
Pioneer Drilling Co., 9.875%, 3/15/18(1)	775,000	825,375
SESI LLC, 6.375%, 5/1/19(1)	750,000	798,750
		5,210,125
FOOD AND STAPLES RETAILING — 1.4%
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(1)(2)	1,000,000	1,065,000
Ingles Markets, Inc., 8.875%, 5/15/17(1)	1,000,000	1,087,500
Rite Aid Corp., 7.50%, 3/1/17(1)	1,500,000	1,537,500
Rite Aid Corp., 9.25%, 3/15/20(1)(2)	750,000	759,375
SUPERVALU, Inc., 8.00%, 5/1/16(1)	2,390,000	2,515,475
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	1,000,000	1,102,500
		8,067,350
FOOD PRODUCTS — 1.0%
Del Monte Corp., 7.625%, 2/15/19(1)	$1,100,000	$1,100,000
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(1)(2)	250,000	257,500
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21(1)(2)	750,000	729,375
Michael Foods, Inc., 9.75%, 7/15/18	1,603,000	1,769,311
Post Holdings, Inc., 7.375%, 2/15/22(2)	900,000	945,000
Smithfield Foods, Inc., 7.75%, 7/1/17(1)	1,100,000	1,248,500
		6,049,686
GAS UTILITIES — 1.2%
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22(1)(2)	750,000	759,375
El Paso Corp., 7.25%, 6/1/18(1)	500,000	562,101
Energy Transfer Equity LP, 7.50%, 10/15/20(1)	1,000,000	1,115,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(1)	295,000	320,075
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22(1)	500,000	527,500
NGPL PipeCo LLC, 7.12%, 12/15/17(1)(2)	750,000	684,034
Rockies Express Pipeline LLC, 6.25%, 7/15/13(1)(2)	1,000,000	1,020,000
Rockies Express Pipeline LLC, 3.90%, 4/15/15(1)(2)	1,000,000	930,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22(1)(2)	750,000	765,000
		6,683,085
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.0%
Alere, Inc., 9.00%, 5/15/16(1)	1,000,000	1,047,500
Biomet, Inc., 10.00%, 10/15/17(1)	600,000	648,750
Biomet, Inc., 11.625%, 10/15/17(1)	1,975,000	2,145,344
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(1)(2)	1,750,000	1,835,312
		5,676,906

14

Principal Amount	Value
HEALTH CARE PROVIDERS AND SERVICES — 4.7%
AMERIGROUP Corp., 7.50%, 11/15/19(1)	$1,000,000	$1,100,000
Apria Healthcare Group, Inc., 11.25%, 11/1/14(1)	500,000	525,625
Capella Healthcare, Inc., 9.25%, 7/1/17(1)	1,100,000	1,133,000
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(1)	281,000	291,537
CHS/Community Health Systems, Inc., 8.00%, 11/15/19(1)(2)	750,000	776,250
CHS/Community Health Systems, Inc., 8.00%, 11/15/19(2)	500,000	520,000
DaVita, Inc., 6.375%, 11/1/18(1)	650,000	682,500
DaVita, Inc., 6.625%, 11/1/20(1)	250,000	262,500
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(2)	1,350,000	1,390,500
Gentiva Health Services, Inc., 11.50%, 9/1/18(1)	1,000,000	937,500
HCA Holdings, Inc., 7.75%, 5/15/21(1)	1,500,000	1,558,125
HCA, Inc., 5.75%, 3/15/14(1)	750,000	781,875
HCA, Inc., 6.50%, 2/15/16(1)	1,350,000	1,444,500
HCA, Inc., 8.50%, 4/15/19(1)	1,500,000	1,674,375
HCA, Inc., 7.875%, 2/15/20(1)	110,000	121,413
HCA, Inc., 7.25%, 9/15/20(1)	1,000,000	1,093,750
HCA, Inc., 7.50%, 2/15/22(1)	1,500,000	1,601,250
HCA, Inc., 5.875%, 3/15/22	500,000	501,875
HCA, Inc., 7.69%, 6/15/25(1)	2,000,000	1,937,500
Health Management Associates, Inc., 7.375%, 1/15/20(2)	1,450,000	1,486,250
Healthsouth Corp., 8.125%, 2/15/20(1)	500,000	550,000
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 5/15/19(1)	500,000	488,750
Radiation Therapy Services, Inc., 9.875%, 4/15/17(1)	1,305,000	1,053,787
Tenet Healthcare Corp., 8.875%, 7/1/19	1,000,000	1,125,000
Tenet Healthcare Corp., 8.00%, 8/1/20(1)	1,600,000	1,656,000
Universal Health Services, Inc., 7.00%, 10/1/18(1)	$1,200,000	$1,290,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/1/19(1)	1,050,000	1,050,000
		27,033,862
HOTELS, RESTAURANTS AND LEISURE — 4.9%
American Casino & Entertainment Properties LLC, 11.00%, 6/15/14(1)	1,216,000	1,295,040
Ameristar Casinos, Inc., 7.50%, 4/15/21	2,000,000	2,107,500
Boyd Gaming Corp., 9.125%, 12/1/18(1)	750,000	784,687
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17(1)	3,250,000	3,558,750
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(1)	2,500,000	1,943,750
Caesars Operating Escrow LLC / Caesars Escrow Corp., 8.50%, 2/15/20(2)	1,000,000	1,020,000
Chester Downs & Marina LLC, 9.25%, 2/1/20(1)(2)	1,250,000	1,323,437
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16(1)	1,450,000	1,537,000
Dave & Buster’s, Inc., 11.00%, 6/1/18	700,000	752,500
DineEquity, Inc., 9.50%, 10/30/18(1)	1,000,000	1,100,000
Fiesta Restaurant Group, 8.875%, 8/15/16(2)	250,000	265,000
Marina District Finance Co., Inc., 9.50%, 10/15/15(1)	850,000	779,875
Marina District Finance Co., Inc., 9.875%, 8/15/18(1)	100,000	90,250
MGM Resorts International, 6.75%, 9/1/12(1)	300,000	306,563
MGM Resorts International, 10.375%, 5/15/14(1)	250,000	284,688
MGM Resorts International, 6.625%, 7/15/15(1)	500,000	516,250
MGM Resorts International, 7.625%, 1/15/17(1)	3,250,000	3,371,875
MGM Resorts International, 8.625%, 2/1/19(1)(2)	750,000	808,125
MGM Resorts International, 9.00%, 3/15/20(1)	1,350,000	1,508,625
MGM Resorts International, 7.75%, 3/15/22(1)	250,000	255,000
Pinnacle Entertainment, Inc., 8.625%, 8/1/17(1)	1,000,000	1,095,000

15

Principal Amount	Value
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16(1)	$750,000	$813,750
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(1)	600,000	699,000
Station Casinos LLC, 3.65%, 6/18/18(1)(2)(6)	750,000	523,125
Wyndham Worldwide Corp., 5.625%, 3/1/21(1)	500,000	539,060
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(1)	1,000,000	1,103,750
		28,382,600
HOUSEHOLD DURABLES — 2.2%
Beazer Homes USA, Inc., 6.875%, 7/15/15(1)	750,000	706,875
Beazer Homes USA, Inc., 8.125%, 6/15/16(1)	750,000	701,250
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16(1)	750,000	681,563
KB Home, 6.25%, 6/15/15(1)	1,800,000	1,773,000
KB Home, 8.00%, 3/15/20(1)	500,000	496,250
Lennar Corp., 6.50%, 4/15/16(1)	500,000	528,125
Lennar Corp., 6.95%, 6/1/18(1)	800,000	852,000
Lennar Corp., Series B, 5.60%, 5/31/15(1)	1,250,000	1,312,500
Meritage Homes Corp., 6.25%, 3/15/15(1)	750,000	762,750
Sealy Mattress Co., 10.875%, 4/15/16(1)(2)	926,000	1,007,034
Standard Pacific Corp., 8.375%, 5/15/18(1)	2,250,000	2,404,687
Taylor Morrison Inc., 7.75%, 4/15/20(2)	750,000	764,063
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	680,000	740,914
		12,731,011
HOUSEHOLD PRODUCTS — 1.9%
American Achievement Corp., 10.875%, 4/15/16(1)(2)	1,000,000	730,000
Central Garden and Pet Co., 8.25%, 3/1/18	2,120,000	2,196,850
Jarden Corp., 8.00%, 5/1/16	1,250,000	1,357,812
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.25%, 5/15/18(1)(2)	1,000,000	1,002,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19(1)(2)	2,000,000	2,095,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.875%, 8/15/19(1)(2)	$975,000	$1,053,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 8/15/19(2)	1,000,000	1,023,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.875%, 8/15/19(1)(2)	250,000	255,938
Spectrum Brands, Inc., 6.75%, 3/15/20(1)(2)	625,000	633,594
YCC Holdings LLC /Yankee Finance, Inc., PIK, 10.25%, 2/15/16(1)	500,000	511,875
		10,860,319
INDUSTRIAL CONGLOMERATES — 0.7%
Bombardier, Inc., 7.50%, 3/15/18(1)(2)	900,000	994,500
Bombardier, Inc., 5.75%, 3/15/22(2)	500,000	488,750
Harland Clarke Holdings Corp., 9.50%, 5/15/15(1)	1,405,000	1,187,225
Harland Clarke Holdings Corp., VRN, 6.00%, 5/17/12(1)	250,000	186,250
Schaeffler Finance BV, 7.75%, 2/15/17(1)(2)	750,000	796,875
SPX Corp., 7.625%, 12/15/14(1)	650,000	724,750
		4,378,350
INSURANCE — 2.4%
American General Institutional Capital, Inc., 7.57%, 12/1/45(1)(2)	500,000	502,500
American International Group, Inc., 6.82%, 11/15/37(2)	1,025,000	1,100,571
American International Group, Inc., VRN, 8.18%, 5/15/38(1)	1,000,000	1,063,500
AXA SA, VRN, 6.46%, 12/14/18(1)(2)	1,000,000	877,500
Genworth Financial, Inc., VRN, 6.15%, 11/15/16(1)	1,400,000	952,000
International Lease Finance Corp., 6.625%, 11/15/13(1)	1,000,000	1,025,000
International Lease Finance Corp., 5.75%, 5/15/16(1)	2,000,000	1,999,204
International Lease Finance Corp., 8.75%, 3/15/17(1)	2,200,000	2,453,000

16

Principal Amount	Value
International Lease Finance Corp., 6.25%, 5/15/19(1)	$1,000,000	$987,050
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)(2)	1,100,000	995,500
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(1)(2)	1,000,000	944,032
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(1)(2)	1,000,000	944,635
		13,844,492
INTERNET SOFTWARE AND SERVICES — 0.1%
Equinix, Inc., 7.00%, 7/15/21(1)	500,000	550,000
IT SERVICES — 2.0%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	1,750,000	1,925,000
First Data Corp., 9.875%, 9/24/15(1)	552,000	557,520
First Data Corp., 11.25%, 3/31/16(1)	1,250,000	1,137,500
First Data Corp., 7.375%, 6/15/19(1)(2)	1,500,000	1,535,625
First Data Corp., 8.875%, 8/15/20(1)(2)	1,000,000	1,088,750
First Data Corp., 8.25%, 1/15/21(1)(2)	2,349,000	2,307,892
First Data Corp., 12.625%, 1/15/21(1)	1,349,000	1,359,118
SunGard Data Systems, Inc., 10.25%, 8/15/15(1)	600,000	626,250
SunGard Data Systems, Inc., 7.375%, 11/15/18(1)	1,000,000	1,067,500
		11,605,155
MACHINERY — 0.7%
Case New Holand, Inc., 7.875%, 12/1/17(1)	1,250,000	1,459,375
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(1)	750,000	807,188
Navistar International Corp., 8.25%, 11/1/21(1)	404,000	442,380
Oshkosh Corp., 8.25%, 3/1/17(1)	850,000	926,500
Oshkosh Corp., 8.50%, 3/1/20(1)	100,000	109,375
Terex Corp., 6.50%, 4/1/20(1)	250,000	252,500
		3,997,318
MARINE — 0.2%
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.875%, 11/1/17(1)	500,000	515,000
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.125%, 2/15/19(1)	$500,000	$431,250
		946,250
MEDIA — 9.4%
AMC Entertainment, Inc., 9.75%, 12/1/20	1,800,000	1,705,500
AMC Networks, Inc., 7.75%, 7/15/21(2)	200,000	224,000
Cablevision Systems Corp., 8.625%, 9/15/17(1)	1,500,000	1,640,625
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	35,000	37,713
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18(1)	2,000,000	2,170,000
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19(1)	2,250,000	2,396,250
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/1/20(1)	500,000	545,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)(2)	1,129,000	855,217
Cenveo Corp., 7.875%, 12/1/13(1)	947,000	909,120
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17(1)(2)	750,000	809,062
Cinemark USA, Inc., 8.625%, 6/15/19(1)	700,000	780,500
Clear Channel Communications, Inc., 10.75%, 8/1/16(1)	1,750,000	1,330,000
Clear Channel Communications, Inc., 9.00%, 3/1/21	500,000	452,500
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(1)	100,000	109,625
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(1)	1,400,000	1,541,750
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20(1)(2)	125,000	121,250
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20(1)(2)	875,000	861,875
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(1)(2)	1,000,000	990,000

17

Principal Amount	Value
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(1)(2)	$500,000	$495,000
Clearwire Communications LLC/Clearwire Finance, Inc., 14.75%, 12/1/16(1)(2)	500,000	550,000
CSC Holdings LLC, 6.75%, 11/15/21(1)(2)	1,000,000	1,046,250
Cumulus Media, Inc., 7.75%, 5/1/19(1)(2)	1,100,000	1,045,000
DISH DBS Corp., 7.00%, 10/1/13(1)	1,000,000	1,070,000
DISH DBS Corp., 7.125%, 2/1/16(1)	1,750,000	1,944,687
DISH DBS Corp., 6.75%, 6/1/21(1)	1,600,000	1,732,000
Gray Television, Inc., 10.50%, 6/29/15(1)	1,000,000	1,045,000
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	250,000	287,500
Lamar Media Corp., 7.875%, 4/15/18(1)	300,000	329,625
Lamar Media Corp., 5.875%, 2/1/22(1)(2)	1,000,000	1,022,500
McClatchy Co. (The), 11.50%, 2/15/17(1)	500,000	533,750
Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15(1)	750,000	776,250
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19(1)	750,000	818,437
Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22(1)(2)	500,000	507,500
Nara Cable Funding Ltd., 8.875%, 12/1/18(1)(2)	1,000,000	955,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17(1)	1,200,000	1,293,000
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(1)	487,000	563,703
PAETEC Holding Corp., 8.875%, 6/30/17(1)	750,000	817,500
RR Donnelley & Sons Co., 7.25%, 5/15/18(1)	1,250,000	1,218,750
RR Donnelley & Sons Co., 8.25%, 3/15/19(1)	850,000	850,000
Sable International Finance Ltd., 8.75%, 2/1/20(2)	1,250,000	1,331,250
Salem Communications Corp., 9.625%, 12/15/16(1)	265,000	293,488
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	$650,000	$719,875
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)(2)	950,000	1,061,625
Sinclair Television Group, Inc., 8.375%, 10/15/18(1)	1,000,000	1,085,000
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)(2)	930,000	1,060,200
Sirius XM Radio, Inc., 9.75%, 9/1/15(1)(2)	500,000	542,500
Univision Communications, Inc., 6.875%, 5/15/19(1)(2)	750,000	764,063
Univision Communications, Inc., 8.50%, 5/15/21(1)(2)	1,600,000	1,592,000
UPCB Finance VI Ltd., 6.875%, 1/15/22(2)	500,000	518,750
Valassis Communications, Inc., 6.625%, 2/1/21(1)	1,000,000	1,030,000
Videotron Ltee, 9.125%, 4/15/18(1)	500,000	555,000
Videotron Ltee, 5.00%, 7/15/22(2)	750,000	746,250
Visant Corp., 10.00%, 10/1/17(1)	1,250,000	1,173,437
Wind Acquisition Finance SA, 11.75%, 7/15/17(2)	2,000,000	1,980,000
Wind Acquisition Finance SA, 7.25%, 2/15/18(2)	1,000,000	945,000
WMG Acquisition Corp., 9.50%, 6/15/16	2,000,000	2,190,000
		53,969,877
METALS AND MINING — 1.4%
AK Steel Corp., 7.625%, 5/15/20(1)	1,500,000	1,455,000
Aleris International, Inc., 7.625%, 2/15/18(1)	700,000	735,875
Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 7/15/19(2)	500,000	525,000
FMG Resources Pty Ltd., 6.875%, 2/1/18(1)(2)	2,000,000	2,010,000
FMG Resources Pty Ltd., 8.25%, 11/1/19(1)(2)	1,000,000	1,055,000
Novelis, Inc., 8.375%, 12/15/17(1)	1,000,000	1,090,000
Steel Dynamics, Inc., 7.625%, 3/15/20(1)	400,000	435,000
United States Steel Corp., 7.375%, 4/1/20(1)	500,000	512,500
Vulcan Materials Co., 6.50%, 12/1/16(1)	500,000	538,750
		8,357,125

18

Principal Amount	Value
MULTI-UTILITIES — 2.7%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(1)(2)	$600,000	$655,500
Calpine Corp., 7.25%, 10/15/17(1)(2)	925,000	985,125
Calpine Corp., 7.875%, 7/31/20(1)(2)	500,000	546,250
Calpine Corp., 7.50%, 2/15/21(1)(2)	1,000,000	1,072,500
Energy Future Holdings Corp., 10.875%, 11/1/17(1)	393,000	336,998
Energy Future Holdings Corp., 10.00%, 1/15/20(1)	1,000,000	1,090,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	1,976,000	2,163,720
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75%, 3/1/22(2)	500,000	513,750
GenOn Energy, Inc., 9.50%, 10/15/18(1)	2,000,000	1,850,000
Ipalco Enterprises, Inc., 5.00%, 5/1/18(1)	1,000,000	1,000,000
NRG Energy, Inc., 7.625%, 1/15/18(1)	2,395,000	2,412,962
NRG Energy, Inc., 7.625%, 5/15/19	2,000,000	1,940,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.25%, 11/1/15(1)	1,000,000	233,750
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(1)(2)	1,000,000	657,500
		15,458,055
MULTILINE RETAIL — 0.3%
JC Penney Corp., Inc., 7.65%, 8/15/16(1)	750,000	828,750
JC Penney Corp., Inc., 5.75%, 2/15/18(1)	500,000	514,375
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37(1)	250,000	281,733
		1,624,858
OFFICE ELECTRONICS — 0.2%
CDW LLC / CDW Finance Corp., 8.00%, 12/15/18(1)	1,000,000	1,087,500
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Alpha Natural Resources, Inc., 6.00%, 6/1/19(1)	$1,000,000	$910,000
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	1,000,000	1,017,500
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	750,000	752,812
Antero Resources Finance Corp., 7.25%, 8/1/19(1)(2)	1,000,000	1,035,000
Arch Coal, Inc., 8.75%, 8/1/16(1)	500,000	527,500
Arch Coal, Inc., 7.00%, 6/15/19(1)(2)	500,000	463,750
Arch Coal, Inc., 7.25%, 10/1/20(1)	1,600,000	1,492,000
Bill Barrett Corp., 9.875%, 7/15/16(1)	2,000,000	2,210,000
Bill Barrett Corp., 7.00%, 10/15/22(1)	1,200,000	1,161,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/1/19(1)	100,000	104,500
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	250,000	265,000
Chesapeake Energy Corp., 9.50%, 2/15/15(1)	750,000	862,500
Chesapeake Energy Corp., 6.625%, 8/15/20(1)	1,450,000	1,482,625
Chesapeake Energy Corp., 6.125%, 2/15/21(1)	1,000,000	995,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19(1)(2)	955,000	952,612
Cimarex Energy Co., 7.125%, 5/1/17(1)	750,000	776,250
Concho Resources, Inc., 5.50%, 10/1/22(1)	1,000,000	986,250
Consol Energy, Inc., 8.00%, 4/1/17(1)	1,700,000	1,780,750
Continental Resources, Inc., 5.00%, 9/15/22(1)(2)	750,000	754,687
Denbury Resources, Inc., 8.25%, 2/15/20(1)	896,000	1,005,760
Denbury Resources, Inc., 6.375%, 8/15/21(1)	100,000	106,250
Encore Acquisition Co., 9.50%, 5/1/16(1)	750,000	828,750
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	500,000	543,750

19

Principal Amount	Value
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	$950,000	$983,250
Forest Oil Corp., 8.50%, 2/15/14(1)	900,000	967,500
Inergy LP/Inergy Finance Corp., 7.00%, 10/1/18(1)	1,000,000	980,000
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19(1)(2)	1,250,000	1,231,250
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19(1)(2)	1,000,000	971,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20(1)	1,500,000	1,623,750
MEG Energy Corp., 6.50%, 3/15/21(2)	500,000	526,250
Peabody Energy Corp., 7.375%, 11/1/16(1)	500,000	551,250
Peabody Energy Corp., 6.00%, 11/15/18(1)(2)	1,760,000	1,733,600
Peabody Energy Corp., 6.50%, 9/15/20(1)	100,000	100,500
Pioneer Natural Resources Co., 6.65%, 3/15/17(1)	500,000	574,027
Plains Exploration & Production Co., 8.625%, 10/15/19(1)	730,000	823,075
Plains Exploration & Production Co., 6.625%, 5/1/21(1)	1,000,000	1,065,000
Plains Exploration & Production Co., 6.75%, 2/1/22(1)	900,000	945,000
Quicksilver Resources, Inc., 8.25%, 8/1/15(1)	500,000	497,500
Range Resources Corp., 5.75%, 6/1/21(1)	1,000,000	1,055,000
Range Resources Corp., 5.00%, 8/15/22(1)	250,000	247,188
Sabine Pass LNG LP, 7.25%, 11/30/13(1)	1,550,000	1,643,000
Sabine Pass LNG LP, 7.50%, 11/30/16(1)	750,000	808,125
Samson Investment Co., 9.75%, 2/15/20(1)(2)	1,000,000	1,013,750
SandRidge Energy, Inc., 7.50%, 3/15/21	2,250,000	2,227,500
Stone Energy Corp., 8.625%, 2/1/17(1)	750,000	787,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(1)	350,000	373,625
Venoco, Inc., 8.875%, 2/15/19(1)	$1,450,000	$1,334,000
WPX Energy, Inc., 5.25%, 1/15/17(1)(2)	1,000,000	1,000,000
		45,077,136
PAPER AND FOREST PRODUCTS — 0.5%
AbitibiBowater Inc., 10.25%, 10/15/18	344,000	396,460
Georgia-Pacific LLC, 8.25%, 5/1/16(1)(2)	500,000	551,595
NewPage Corp., 11.375%, 12/31/14(4)(5)	500,000	337,500
Sappi Papier Holding GmbH, 6.625%, 4/15/21(1)(2)	1,500,000	1,410,000
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19(1)	500,000	277,500
		2,973,055
PERSONAL PRODUCTS — 0.3%
Elizabeth Arden, Inc., 7.375%, 3/15/21(1)	1,500,000	1,635,000
PHARMACEUTICALS — 1.0%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19(1)	950,000	1,018,875
Mylan, Inc., 6.00%, 11/15/18(1)(2)	1,000,000	1,050,000
Valeant Pharmaceuticals International, 6.50%, 7/15/16(1)(2)	650,000	664,625
Valeant Pharmaceuticals International, 6.875%, 12/1/18(1)(2)	1,000,000	1,012,500
Valeant Pharmaceuticals International, 7.00%, 10/1/20(1)(2)	500,000	500,000
Valeant Pharmaceuticals International, 6.75%, 8/15/21(2)	250,000	244,375
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	1,000,000	1,047,500
		5,537,875
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
Felcor Lodging LP, 6.75%, 6/1/19	950,000	964,250
Host Hotels & Resorts LP, 6.75%, 6/1/16(1)	1,000,000	1,035,000
Host Hotels & Resorts LP, 5.875%, 6/15/19(1)	600,000	635,250
iStar Financial, Inc., 5.95%, 10/15/13(1)	750,000	721,875

20

Principal Amount	Value
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21(1)	$1,500,000	$1,575,000
Omega Healthcare Investors, Inc., 5.875%, 3/15/24(1)(2)	250,000	245,625
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)	750,000	855,463
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18(1)	1,500,000	1,597,500
Weyerhaeuser Co., 7.375%, 3/15/32(1)	750,000	799,305
		8,429,268
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.6%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(1)	800,000	912,000
CB Richard Ellis Services, Inc., 6.625%, 10/15/20(1)	800,000	854,000
Realogy Corp., 10.50%, 4/15/14(1)	1,000,000	980,000
Realogy Corp., 7.875%, 2/15/19(1)(2)	500,000	502,500
		3,248,500
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.2%
Advanced Micro Devices, Inc., 8.125%, 12/15/17(1)	1,680,000	1,856,400
Freescale Semiconductor, Inc., 8.875%, 12/15/14(1)	94,000	96,938
Freescale Semiconductor, Inc., 10.125%, 3/15/18(1)(2)	663,000	742,560
Freescale Semiconductor, Inc., 9.25%, 4/15/18(1)(2)	750,000	825,000
Freescale Semiconductor, Inc., 8.05%, 2/1/20(1)	1,500,000	1,515,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.50%, 4/15/18(1)	1,000,000	1,120,000
MEMC Electronic Materials, Inc., 7.75%, 4/1/19(1)	1,000,000	800,000
		6,955,898
SOFTWARE — 0.1%
Lawson Software, Inc., 9.375%, 4/1/19(2)(3)	850,000	881,875
SPECIALTY RETAIL — 2.9%
Asbury Automotive Group, Inc., 7.625%, 3/15/17(1)	250,000	260,313
Asbury Automotive Group, Inc., 8.375%, 11/15/20(1)	250,000	270,625
Ashtead Capital, Inc., 9.00%, 8/15/16(1)(2)	1,650,000	1,730,437
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(1)	$800,000	$872,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19(1)	1,000,000	1,047,500
Hertz Corp. (The), 6.75%, 4/15/19(1)	500,000	520,000
Hertz Corp. (The), 7.375%, 1/15/21(1)	1,350,000	1,444,500
Michaels Stores, Inc., 7.75%, 11/1/18	500,000	535,000
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)(2)	1,000,000	1,102,500
Rent-A-Center, Inc., 6.625%, 11/15/20(1)	700,000	729,750
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(1)	609,000	628,793
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17(1)(2)	250,000	290,000
Sally Holdings LLC/ Sally Capital, Inc., 6.875%, 11/15/19(1)(2)	1,100,000	1,177,000
Sonic Automotive, Inc., 9.00%, 3/15/18(1)	250,000	271,875
Stewart Enterprises, Inc., 6.50%, 4/15/19(1)	600,000	628,500
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(1)(2)	200,000	206,000
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,100,000
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(1)	900,000	943,875
United Rentals (North America), Inc., 8.375%, 9/15/20(1)	1,500,000	1,560,000
UR Financing Escrow Corp., 5.75%, 7/15/18(1)(2)	1,000,000	1,026,250
UR Financing Escrow Corp., 7.375%, 5/15/20(2)	250,000	256,250
UR Financing Escrow Corp., 7.625%, 4/15/22(2)	250,000	257,500
		16,858,668
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	1,250,000	1,306,250
Gymboree Corp., 9.125%, 12/1/18(1)	1,500,000	1,391,250
Hanesbrands, Inc., 8.00%, 12/15/16(1)	500,000	552,500

21

Principal Amount	Value
Hanesbrands, Inc., 6.375%, 12/15/20(1)	$1,250,000	$1,290,625
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	1,000,000	1,117,500
Ltd. Brands, Inc., 7.00%, 5/1/20	500,000	560,000
Ltd. Brands, Inc., 6.625%, 4/1/21(1)	750,000	816,563
Ltd. Brands, Inc., 5.625%, 2/15/22(1)	1,500,000	1,520,625
Phillips-Van Heusen Corp., 7.375%, 5/15/20(1)	200,000	221,500
Polymer Group, Inc., 7.75%, 2/1/19	1,360,000	1,438,200
		10,215,013
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Aircastle Ltd., 6.75%, 4/15/17(2)	1,000,000	1,000,000
TRANSPORTATION INFRASTRUCTURE — 0.2%
CEVA Group plc, 8.375%, 12/1/17(1)(2)	500,000	497,500
CEVA Group plc, 12.75%, 3/31/20(1)(2)	500,000	467,500
		965,000
WIRELESS TELECOMMUNICATION SERVICES — 2.4%
Cricket Communications, Inc., 7.75%, 10/15/20(1)	2,810,000	2,771,362
MetroPCS Wireless, Inc., 7.875%, 9/1/18(1)	1,000,000	1,057,500
MetroPCS Wireless, Inc., 6.625%, 11/15/20(1)	1,000,000	996,250
Nextel Communications, Inc., 7.375%, 8/1/15(1)	3,300,000	3,201,000
NII Capital Corp., 7.625%, 4/1/21(1)	500,000	491,250
Sprint Nextel Corp., 6.00%, 12/1/16(1)	2,330,000	2,091,175
Sprint Nextel Corp., 9.125%, 3/1/17(1)(2)	250,000	249,375
Sprint Nextel Corp., 9.00%, 11/15/18(1)(2)	1,000,000	1,100,000
Sprint Nextel Corp., 7.00%, 3/1/20(1)(2)	1,100,000	1,119,250
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.49%, 2/2/16(1)(2)	250,000	259,688
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(1)(2)	700,000	693,875
		14,030,725
TOTAL CORPORATE BONDS (Cost $481,109,598)		497,218,339

	Shares/ Principal Amount	Value
Exchange-Traded Funds — 7.6%
iShares iBoxx $ High Yield Corporate Bond Fund	255,600	$23,218,704
SPDR Barclays Capital High Yield Bond ETF	525,000	20,669,250
TOTAL EXCHANGE-TRADED FUNDS (Cost $42,957,914)		43,887,954
Common Stocks — 0.3%
BUILDING PRODUCTS†
Nortek, Inc.(4)	650	28,593
COMMERCIAL BANKS — 0.1%
CIT Group, Inc.(4)	9,111	375,738
HEALTH CARE PROVIDERS AND SERVICES — 0.1%
Express Scripts, Inc.(4)	10,800	585,144
MEDIA — 0.1%
Charter Communications, Inc., Class A(4)	6,913	438,630
TOTAL COMMON STOCKS (Cost $2,016,409)		1,428,105
Commercial Mortgage-Backed Securities(7) — 0.2%
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A2B SEQ, 5.25%, 12/10/46	$162,103	162,254
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(1)	800,000	801,566
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $928,766)		963,820

22

	Shares	Value
Preferred Stocks†
DIVERSIFIED FINANCIAL SERVICES†
Ally Financial, Inc., 7.00%(2) (Cost $164,281)	175	$145,802
Temporary Cash Investments — 4.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $9,168,862), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $8,980,202)		8,980,195
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $5,717,623), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $5,612,636)		5,612,622
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $6,883,319), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $6,735,163)		$6,735,146
SSgA U.S. Government Money Market Fund	3,814,640	3,814,640
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,142,603)		25,142,603
TOTAL INVESTMENT SECURITIES — 98.8% (Cost $552,319,571)		568,786,623
OTHER ASSETS AND LIABILITIES — 1.2%		7,193,194
TOTAL NET ASSETS — 100.0%		$575,979,817

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,312,100	AUD for USD	UBS AG	4/27/12	$1,355,452	$(3,611)
2,350,400	CAD for USD	Barclays Bank plc	4/27/12	2,355,248	39,149
585,600	CAD for USD	UBS AG	4/27/12	586,808	(2,078)
967,700	CHF for USD	UBS AG	4/27/12	1,072,291	16,242
704,100	EUR for USD	Deutsche Bank	4/27/12	939,154	11,037
192,500	GBP for USD	Deutsche Bank	4/27/12	307,856	2,773
179,700	GBP for USD	UBS AG	4/27/12	287,386	6,475
79,319,300	JPY for USD	Deutsche Bank	4/27/12	958,499	6,104
1,083,591,603	KRW for USD	HSBC Holdings plc	4/27/12	954,563	(1,575)
1,134,567,401	KRW for USD	HSBC Holdings plc	4/27/12	999,469	(7,916)
14,686,000	NOK for USD	Deutsche Bank	4/27/12	2,576,485	91,670
39,500	NZD for USD	UBS AG	4/27/12	32,290	99
506,000	NZD for USD	Westpac Group	4/27/12	413,645	7,782
12,253,800	SEK for USD	Deutsche Bank	4/27/12	1,850,379	50,758
15,600	SEK for USD	UBS AG	4/27/12	2,356	66
455,900	SGD for USD	HSBC Holdings plc	4/27/12	362,681	3,988
14,533,500	TWD for USD	HSBC Holdings plc	4/27/12	492,472	(439)
				$15,547,034	$220,524

(Value on Settlement Date $15,326,510)

23

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
763,600	AUD for USD	Deutsche Bank	4/27/12	$788,829	$15,891
299,200	AUD for USD	UBS AG	4/27/12	309,086	3,566
196,900	CAD for USD	Deutsche Bank	4/27/12	197,306	1,076
484,800	CHF for USD	Deutsche Bank	4/27/12	537,198	(7,524)
1,723,300	CHF for USD	UBS AG	4/27/12	1,909,558	(53,934)
1,003,504	EUR for USD	Barclays Bank plc	4/27/12	1,338,509	(36,955)
543,400	EUR for USD	UBS AG	4/27/12	724,806	(10,018)
932,500	GBP for USD	HSBC Holdings plc	4/27/12	1,491,303	(39,494)
48,367,000	JPY for USD	UBS AG	4/27/12	584,470	3,794
292,451,400	JPY for USD	Westpac Group	4/27/12	3,534,000	230,968
2,588,500	NOK for USD	Deutsche Bank	4/27/12	454,122	(3,281)
3,900,500	NOK for USD	UBS AG	4/27/12	684,297	1,325
137,300	NZD for USD	Deutsche Bank	4/27/12	112,240	597
1,040,200	SEK for USD	Deutsche Bank	4/27/12	157,075	(2,878)
				$12,822,799	$103,133

(Value on Settlement Date $12,925,932)

Credit Default Swap Agreements
Counterparty/Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America High Yield 14 Index	$5,820,000	Sell*	5.00%	6/20/15	$(120,588)	$233,934	$113,346
Barclays Bank plc/CDX North America High Yield 11 Index	1,680,000	Sell*	5.00%	12/20/13	(133,123)	179,957	46,834
Barclays Bank plc/Community Health Systems, Inc.	1,400,000	Sell*	5.00%	12/20/12	33,739	(1,982)	31,757
					$(219,972)	$411,909	$191,937

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

24

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
ETF = Exchange-Traded Fund
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
OJSC = Open Joint Stock Company
PIK = Payment in Kind
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
SPDR = Standard & Poor’s Depositary Receipts
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.
(1)	Security, or a portion thereof, has been segregated for when-issued securities and/or swap agreements. At the period end, the aggregate value of securities pledged was $10,534,000.
(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $144,667,497, which represented 25.1% of total net assets. None of these securities were considered illiquid.

(3)	When-issued security.
(4)	Non-income producing.
(5)	Security is in default.
(6)
Step-coupon security. These securities are issued with a zero coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable.

(7)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

25

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $552,319,571)	$568,786,623
Receivable for investments sold	1,403,527
Receivable for capital shares sold	600,681
Unrealized gain on forward foreign currency exchange contracts	493,360
Swap agreements, at value (including net premiums paid (received) of $(219,972))	191,937
Dividends and interest receivable	10,444,097
581,920,225

Liabilities
Payable for investments purchased	4,640,385
Payable for capital shares redeemed	621,912
Unrealized loss on forward foreign currency exchange contracts	169,703
Accrued management fees	376,537
Distribution and service fees payable	29,453
Dividends payable	102,418
5,940,408

Net Assets	$575,979,817

Net Assets Consist of:
Capital paid in	$553,201,549
Undistributed net investment income	70,410
Undistributed net realized gain	5,505,240
Net unrealized appreciation	17,202,618
$575,979,817

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$295,570,585	48,940,615	$6.04
Institutional Class	$204,947,225	33,929,700	$6.04
A Class	$52,226,624	8,646,632	$6.04	*
C Class	$20,807,031	3,444,902	$6.04
R Class	$2,428,352	401,906	$6.04

*Maximum offering price $6.32 (net asset value divided by 0.955).

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$32,796,343
Dividends	1,077,861
33,874,204

Expenses:
Management fees	3,425,547
Distribution and service fees:
A Class	110,798
B Class	6,805
C Class	185,218
R Class	11,751
Trustees’ fees and expenses	27,530
3,767,649
Fees waived	(76,438)
3,691,211

Net investment income (loss)	30,182,993

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,229,759
Futures contract transactions	298,709
Swap agreement transactions	373,680
Foreign currency transactions	91,803
Capital gain distributions received from underlying funds	85,825
6,079,776

Change in net unrealized appreciation (depreciation) on:
Investments	(8,873,677)
Futures contracts	13,912
Swap agreements	(337,547)
Translation of assets and liabilities in foreign currencies	323,657
(8,873,655)

Net realized and unrealized gain (loss)	(2,793,879)

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,389,114

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$30,182,993	$24,790,208
Net realized gain (loss)	6,079,776	12,845,421
Change in net unrealized appreciation (depreciation)	(8,873,655)	4,483,032
Net increase (decrease) in net assets resulting from operations	27,389,114	42,118,661

Distributions to Shareholders
From net investment income:
Investor Class	(14,691,928)	(12,416,949)
Institutional Class	(11,727,492)	(8,767,272)
A Class	(2,967,020)	(2,769,362)
B Class	(41,275)	(93,849)
C Class	(1,103,184)	(1,095,469)
R Class	(152,171)	(118,876)
From net realized gains:
Investor Class	(2,702,491)	—
Institutional Class	(2,010,826)	—
A Class	(524,448)	—
C Class	(212,542)	—
R Class	(30,491)	—
Decrease in net assets from distributions	(36,163,868)	(25,261,777)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	183,487,301	116,692,330

Net increase (decrease) in net assets	174,712,547	133,549,214

Net Assets
Beginning of period	401,267,270	267,718,056
End of period	$575,979,817	$401,267,270

Undistributed accumulated net investment income (loss)	$70,410	$(21,999)

See Notes to Financial Statements.

28

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income. The fund pursues its objectives by investing primarily in high-yield corporate bonds and other debt securities with an emphasis on securities that are rated below investment-grade.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

29

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

30

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.055% of its management fee from April 1, 2011 through July 31, 2011, at which time the waiver was terminated. The total amount of the waiver for each class for the year ended March 31, 2012 was $35,569, $28,369, $8,346, $237, $3,526 and $391 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2012 was 0.85% for the Investor Class, A Class, C Class and R Class and 0.65% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2012 was 0.83% for the Investor Class, A Class, C Class and R Class and 0.63% for the Institutional Class.

31

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 43% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $280,089,358 and $118,407,511, respectively.

32

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	44,921,486	$267,447,882	33,026,571	$198,409,318
Issued in reinvestment of distributions	2,664,859	15,870,574	1,897,094	11,470,227
Redeemed	(29,067,444)	(173,177,042)	(26,329,267)	(158,703,980)
	18,518,901	110,141,414	8,594,398	51,175,565
Institutional Class
Sold	10,663,396	63,981,231	8,602,118	52,099,980
Issued in reinvestment of distributions	2,314,836	13,738,318	1,450,014	8,767,183
Redeemed	(2,332,802)	(13,753,219)	(1,736,003)	(10,506,783)
	10,645,430	63,966,330	8,316,129	50,360,380
A Class
Sold	4,814,769	28,650,274	3,519,858	21,292,789
Issued in reinvestment of distributions	503,538	2,998,081	397,756	2,401,495
Redeemed	(3,964,118)	(23,690,983)	(2,328,235)	(14,009,852)
	1,354,189	7,957,372	1,589,379	9,684,432
B Class
Sold	16,363	98,918	37,040	224,940
Issued in reinvestment of distributions	4,168	25,207	11,226	67,674
Redeemed	(247,271)	(1,454,915)	(71,291)	(428,709)
	(226,740)	(1,330,790)	(23,025)	(136,095)
C Class
Sold	1,185,432	7,055,326	1,503,157	9,098,682
Issued in reinvestment of distributions	131,747	782,848	100,291	605,553
Redeemed	(947,169)	(5,605,864)	(823,446)	(4,952,051)
	370,010	2,232,310	780,002	4,752,184
R Class
Sold	240,806	1,451,998	248,695	1,496,440
Issued in reinvestment of distributions	29,750	176,800	19,334	116,983
Redeemed	(185,359)	(1,108,133)	(124,316)	(757,559)
	85,197	520,665	143,713	855,864
Net increase (decrease)	30,746,987	$183,487,301	19,400,596	$116,692,330

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

33

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$497,218,339	—
Exchange-Traded Funds	$43,887,954	—	—
Common Stocks	1,428,105	—	—
Commercial Mortgage-Backed Securities	—	963,820	—
Preferred Stocks	—	145,802	—
Temporary Cash Investments	3,814,640	21,327,963	—
Total Value of Investment Securities	$49,130,699	$519,655,924	—

Other Financial Instruments
Swap Agreements	—	$411,909	—
Forward Foreign Currency Exchange Contracts	—	323,657	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$735,566	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign

34

currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund began investing in foreign currency risk derivatives in November 2011. The foreign currency risk derivative instruments at period end as disclosed on the fund’s Schedule of Investments are indicative of the fund’s typical volume since November 2011.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first six months of the period.

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$191,937	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	493,360	Unrealized loss on forward foreign currency exchange contracts	$169,703
		$685,297		$169,703

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$373,680	Change in net unrealized appreciation (depreciation) on swap agreements	$(337,547)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	91,801	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	323,657
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	298,709	Change in net unrealized appreciation (depreciation) on futures contracts	13,912
		$764,190		$22

35

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$30,683,070	$25,261,777
Long-term capital gains	$5,480,798	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$552,471,300
Gross tax appreciation of investments	$23,977,914
Gross tax depreciation of investments	(7,662,591)
Net tax appreciation (depreciation) of investments	$16,315,323
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$400,623
Net tax appreciation (depreciation)	$16,715,946
Undistributed ordinary income	$567,324
Accumulated long term capital gains	$5,494,998

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

36

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses(4)	Operating Expenses (before expense waiver)(4)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$6.21	0.41(2)	(0.09)	0.32	(0.42)	(0.07)	(0.49)	$6.04	5.56%	0.84%	0.86%	6.84%	6.82%	28%	$295,571
2011	$5.92	0.45(2)	0.30	0.75	(0.46)	—	(0.46)	$6.21	13.23%	0.79%	0.86%	7.49%	7.42%	39%	$188,918
2010	$4.75	0.46(2)	1.17	1.63	(0.46)	—	(0.46)	$5.92	35.43%	0.77%	0.86%	8.36%	8.27%	36%	$129,231
2009	$5.97	0.40(2)	(1.17)	(0.77)	(0.45)	—	(0.45)	$4.75	(13.36)%	0.80%	0.87%	7.66%	7.59%	33%	$71,445
2008	$6.48	0.42	(0.51)	(0.09)	(0.42)	—	(0.42)	$5.97	(1.41)%	0.80%	0.87%	6.87%	6.80%	40%	$51,375
Institutional Class
2012	$6.21	0.42(2)	(0.09)	0.33	(0.43)	(0.07)	(0.50)	$6.04	5.77%	0.64%	0.66%	7.04%	7.02%	28%	$204,947
2011	$5.92	0.46(2)	0.30	0.76	(0.47)	—	(0.47)	$6.21	13.46%	0.59%	0.66%	7.69%	7.62%	39%	$144,594
2010	$4.75	0.48(2)	1.16	1.64	(0.47)	—	(0.47)	$5.92	35.70%	0.57%	0.66%	8.56%	8.47%	36%	$88,626
2009	$5.97	0.41(2)	(1.17)	(0.76)	(0.46)	—	(0.46)	$4.75	(13.19)%	0.60%	0.67%	7.86%	7.79%	33%	$39,655
2008	$6.48	0.44	(0.51)	(0.07)	(0.44)	—	(0.44)	$5.97	(1.21)%	0.60%	0.67%	7.07%	7.00%	40%	$24,795

37

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses(4)	Operating Expenses (before expense waiver)(4)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2012	$6.21	0.39(2)	(0.09)	0.30	(0.40)	(0.07)	(0.47)	$6.04	5.30%	1.09%	1.11%	6.59%	6.57%	28%	$52,227
2011	$5.92	0.44(2)	0.30	0.74	(0.45)	—	(0.45)	$6.21	12.95%	1.04%	1.11%	7.24%	7.17%	39%	$45,285
2010	$4.75	0.45(2)	1.17	1.62	(0.45)	—	(0.45)	$5.92	35.10%	1.02%	1.11%	8.11%	8.02%	36%	$33,769
2009	$5.97	0.39(2)	(1.17)	(0.78)	(0.44)	—	(0.44)	$4.75	(13.57)%	1.05%	1.12%	7.41%	7.34%	33%	$15,289
2008	$6.48	0.41	(0.51)	(0.10)	(0.41)	—	(0.41)	$5.97	(1.65)%	1.05%	1.12%	6.62%	6.55%	40%	$8,275
C Class
2012	$6.21	0.35(2)	(0.09)	0.26	(0.36)	(0.07)	(0.43)	$6.04	4.51%	1.84%	1.86%	5.84%	5.82%	28%	$20,807
2011	$5.92	0.39(2)	0.30	0.69	(0.40)	—	(0.40)	$6.21	12.12%	1.79%	1.86%	6.49%	6.42%	39%	$19,096
2010	$4.75	0.41(2)	1.17	1.58	(0.41)	—	(0.41)	$5.92	34.11%	1.77%	1.86%	7.36%	7.27%	36%	$13,589
2009	$5.97	0.35(2)	(1.17)	(0.82)	(0.40)	—	(0.40)	$4.75	(14.22)%	1.80%	1.87%	6.66%	6.59%	33%	$3,120
2008	$6.48	0.36	(0.51)	(0.15)	(0.36)	—	(0.36)	$5.97	(2.39)%	1.80%	1.87%	5.87%	5.80%	40%	$1,678
R Class
2012	$6.21	0.38(2)	(0.09)	0.29	(0.39)	(0.07)	(0.46)	$6.04	5.03%	1.34%	1.36%	6.34%	6.32%	28%	$2,428
2011	$5.92	0.42(2)	0.30	0.72	(0.43)	—	(0.43)	$6.21	12.67%	1.29%	1.36%	6.99%	6.92%	39%	$1,967
2010	$4.75	0.45(2)	1.16	1.61	(0.44)	—	(0.44)	$5.92	34.77%	1.27%	1.36%	7.86%	7.77%	36%	$1,025
2009	$5.97	0.37(2)	(1.16)	(0.79)	(0.43)	—	(0.43)	$4.75	(13.79)%	1.30%	1.37%	7.16%	7.09%	33%	$86
2008	$6.48	0.39	(0.51)	(0.12)	(0.39)	—	(0.39)	$5.97	(1.90)%	1.30%	1.37%	6.37%	6.30%	40%	$27

38

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

40

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None
(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

The fund hereby designates $5,480,798, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75043   1205

49

ANNUAL REPORT                   MARCH 31, 2012

Inflation Protection Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	33
Management	34
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	APOIX	8.93%(1)	6.90%(1)	5.35%(1)	5/31/05
Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index(2)	—	3.87%	5.28%	4.73%	—
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	12.20%	7.60%	6.04%	—
Institutional Class	APISX	9.16%(1)	7.19%(1)	5.63%(1)	5/31/05
A Class(3) No sales charge* With sales charge*	APOAX	8.68%(1) 6.19%(1)	6.67%(1) 6.18%(1)	5.11%(1) 4.76%(1)	5/31/05
B Class No sales charge* With sales charge*	APOBX	7.80%(1) 3.80%(1)	5.85%(1) 5.69%(1)	4.32%(1) 4.32%(1)	5/31/05
C Class	APOCX	7.79%(1)	5.89%(1)	4.35%(1)	5/31/05
R Class	APORX	8.35%(1)	6.39%(1)	4.86%(1)	5/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)
Effective August 2011, the fund’s benchmark changed from Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index to the shorter duration Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index. The fund’s investment advisor believes this index better represents the fund’s current, shorter duration.

(3)
Prior to August 31, 2011, the A Class had a front-end sales charge of 4.50%. The front-end sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change is the sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices does not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

* From 5/31/05, the Investor Class’s inception date. Not annualized.

**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.58%	0.38%	0.83%	1.58%	1.58%	1.08%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices does not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation Protection Bond returned 8.93%* for the 12 months ended March 31, 2012. By comparison, the fund’s benchmark, the Barclays U.S. 1-5 Year Treasury
Inflation Protected Securities (TIPS) Index**, returned 3.87%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Shorter-term TIPS posted modest returns for the 12-month period. For much of the period, economic uncertainty and concerns about Europe’s sovereign debt crisis helped keep Treasuries, including TIPS, in favor. That trend reversed late in the period. Select economic data improved, European policymakers took steps to stabilize the region’s banking system, and the resulting investor optimism sparked a return to riskier assets.

TIPS also benefited from the inflation environment during the 12-month period, which, despite the still-slow pace of overall economic growth, remained elevated and exceeded the Federal Reserve’s target range of 2%. Rising energy prices, particularly gasoline, accounted for much of the increase in headline inflation, as measured by the Consumer Price Index (CPI).

The portfolio’s outperformance relative to its benchmark was primarily due to the longer-duration TIPS in the portfolio prior to the benchmark change. Longer-term securities outperformed shorter-term securities in the period’s falling yield environment. In addition, better relative results from the fund’s non-benchmark securities (held in the portfolio but not present in the benchmark) contributed to the outperformance.

Commodity Prices, Inflation Measures Mixed

Commodity prices and inflation readings generally were mixed during the period. For example, Brent crude increased from $117 a barrel at the end of March 2011 to $123 a barrel a year later. But, WTI crude futures declined slightly for the same time period, from $107 a barrel to $103. Prices for other commodities also fell, as indicated by the 12-month return of -6.21% for the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets.

Meanwhile, headline inflation, based on the year-to-year change in the CPI, increased 2.7% as of March 31, 2012, matching the 12-month headline inflation rate of a year earlier. The year-to-year change in core inflation, which excludes food and energy prices, jumped to 2.3% at the end of March 2012, compared with 1.2% a year earlier.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

**
Effective August 2011, the fund’s benchmark changed from Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index to the shorter duration Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index. The fund’s investment advisor believes this index better represents the fund’s current, shorter duration.

6

Despite near-term gains in CPI, longer-term inflation expectations eased during the period, according to the 10-year Treasury breakeven rate, a gauge of the market’s inflation expectations for the next 10 years. The Treasury breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) began the period at 2.49 percentage points and slipped to 2.34 percentage points at the end of March 2012.

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (83% as of March 31, 2012), while investing the remainder primarily in non-Treasury (spread) sectors, such as corporate bonds and mortgage-backed securities. In addition, the fund maintained a small allocation to high-yield bonds. The fund’s corporate, mortgage-backed, and high-yield securities outperformed short-term TIPS, which led to the outperformance relative to the all-TIPS benchmark.

In an effort to maintain maximum inflation protection while also diversifying the portfolio, we used inflation “swaps” to synthetically create an inflation-linked “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but we apply stringent controls and oversight with regard to this risk. The combination of the inflation swap overlay and corporate and mortgage-backed securities outperformed TIPS for the 12-month period.

During the first half of the reporting period, we positioned the fund for a flattening of the nominal Treasury yield curve (the graphed line representing all Treasury yields of all maturities at one date). As longer-maturity yields declined more than shorter-maturity yields, the curve flattened to within our targeted range, and we exited the strategy.

Outlook

We expect inflation to remain relatively contained over the next 12 months. Longer term, though, fiscal and monetary stimulus eventually may result in higher inflation than what is currently priced into the Treasury market.

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	2.3	years
Weighted Average Life	3.1	years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	85.7%
Corporate Bonds	8.1%
Collateralized Mortgage Obligations	3.1%
Commercial Mortgage-Backed Securities	2.0%
Temporary Cash Investments	0.9%
Collateral Received for Swap Agreements	1.6%
Other Assets and Liabilities	(1.4)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12		Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,029.70		$2.54	0.50%
Investor Class (before waiver)	$1,000	$1,029.70	(2)	$2.94	0.58%
Institutional Class (after waiver)	$1,000	$1,030.70		$1.52	0.30%
Institutional Class (before waiver)	$1,000	$1,030.70	(2)	$1.93	0.38%
A Class (after waiver)	$1,000	$1,028.50		$3.80	0.75%
A Class (before waiver)	$1,000	$1,028.50	(2)	$4.21	0.83%
B Class (after waiver)	$1,000	$1,024.50		$7.59	1.50%
B Class (before waiver)	$1,000	$1,024.50	(2)	$8.00	1.58%
C Class (after waiver)	$1,000	$1,024.50		$7.59	1.50%
C Class (before waiver)	$1,000	$1,024.50	(2)	$8.00	1.58%
R Class (after waiver)	$1,000	$1,026.50		$5.07	1.00%
R Class (before waiver)	$1,000	$1,026.50	(2)	$5.47	1.08%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.50		$2.53	0.50%
Investor Class (before waiver)	$1,000	$1,022.10		$2.93	0.58%
Institutional Class (after waiver)	$1,000	$1,023.50		$1.52	0.30%
Institutional Class (before waiver)	$1,000	$1,023.10		$1.92	0.38%
A Class (after waiver)	$1,000	$1,021.25		$3.79	0.75%
A Class (before waiver)	$1,000	$1,020.85		$4.19	0.83%
B Class (after waiver)	$1,000	$1,017.50		$7.57	1.50%
B Class (before waiver)	$1,000	$1,017.10		$7.97	1.58%
C Class (after waiver)	$1,000	$1,017.50		$7.57	1.50%
C Class (before waiver)	$1,000	$1,017.10		$7.97	1.58%
R Class (after waiver)	$1,000	$1,020.00		$5.05	1.00%
R Class (before waiver)	$1,000	$1,019.60		$5.45	1.08%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Treasury Securities — 85.7%
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(1)	$14,211,155	$14,589,754
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	37,800,744	39,805,960
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	64,841,137	69,334,433
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	41,221,534	43,746,352
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	63,366,953	69,060,093
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	54,731,764	59,666,161
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	31,016,272	32,911,180
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	38,053,249	42,476,939
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	22,289,838	25,192,733
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16(1)	42,159,992	44,567,707
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)	21,364,181	24,962,721
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	25,652,875	30,069,992
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)	25,087,626	30,175,723
U.S. Treasury Notes, 1.50%, 7/31/16(1)	18,150,000	18,622,190
TOTAL U.S. TREASURY SECURITIES (Cost $528,652,984)		545,181,938
Corporate Bonds — 8.1%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 6.375%, 10/15/15(1)	$162,000	$166,252
L-3 Communications Corp., 5.20%, 10/15/19(1)	200,000	213,887
		380,139
AUTOMOBILES — 0.2%
American Honda Finance Corp., 1.85%, 9/19/14(2)	500,000	508,617
Daimler Finance North America LLC, VRN, 1.67%, 6/13/12(2)	500,000	502,228
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	330,000	335,033
Ford Motor Credit Co. LLC, 5.00%, 5/15/18(1)	300,000	311,425
		1,657,303
CHEMICALS — 0.3%
Ashland, Inc., 9.125%, 6/1/17(1)	500,000	556,875
CF Industries, Inc., 6.875%, 5/1/18	865,000	1,001,237
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18(1)	200,000	208,000
		1,766,112
COMMERCIAL BANKS — 0.3%
Capital One Financial Corp., 2.125%, 7/15/14	650,000	654,009
Fifth Third Bancorp, 6.25%, 5/1/13(1)	300,000	315,609
PNC Funding Corp., 3.625%, 2/8/15(1)	140,000	148,934
Royal Bank of Canada, 1.45%, 10/30/14	700,000	709,641
		1,828,193
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17(1)	400,000	438,000
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 2.625%, 12/9/14	600,000	619,473
CONSUMER FINANCE — 0.2%
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	330,000	403,938
Credit Suisse (New York), 5.50%, 5/1/14(1)	390,000	418,370
SLM Corp., MTN, 5.00%, 10/1/13(1)	430,000	440,750
		1,263,058

11

Principal Amount	Value
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(1)	$300,000	$328,500
Ball Corp., 6.75%, 9/15/20(1)	340,000	374,000
		702,500
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Ally Financial, Inc., 8.30%, 2/12/15(1)	950,000	1,036,687
Bank of America Corp., 6.50%, 8/1/16(1)	390,000	429,124
Citigroup, Inc., 6.01%, 1/15/15(1)	650,000	706,683
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(1)	200,000	208,000
		2,380,494
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
CenturyLink, Inc., Series L, 7.875%, 8/15/12(1)	520,000	532,008
Cincinnati Bell, Inc., 8.25%, 10/15/17(1)	860,000	882,575
Frontier Communications Corp., 6.25%, 1/15/13(1)	550,000	566,500
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	350,000	369,250
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	340,000	345,575
Virgin Media Finance plc, 9.50%, 8/15/16(1)	83,000	93,997
Virgin Media Finance plc, 8.375%, 10/15/19(1)	875,000	984,375
Windstream Corp., 7.875%, 11/1/17(1)	430,000	476,225
		4,250,505
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 9.75%, 4/15/16(1)	450,000	528,750
AES Corp. (The), 8.00%, 10/15/17(1)	400,000	452,500
		981,250
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Arrow Electronics, Inc., 3.375%, 11/1/15(1)	665,000	685,210
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	470,000	538,150
		1,223,360
ENERGY EQUIPMENT AND SERVICES†
Weatherford International Ltd., 9.625%, 3/1/19(1)	180,000	238,808
FOOD PRODUCTS — 0.3%
Del Monte Corp., 7.625%, 2/15/19(1)	$850,000	$850,000
TreeHouse Foods, Inc., 7.75%, 3/1/18(1)	850,000	923,312
		1,773,312
GAS UTILITIES — 0.3%
El Paso Corp., 7.25%, 6/1/18(1)	200,000	224,840
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	270,000	319,689
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(1)	800,000	868,000
TransCanada PipeLines Ltd., 0.875%, 3/2/15	450,000	449,406
		1,861,935
HEALTH CARE PROVIDERS AND SERVICES — 0.5%
DaVita, Inc., 6.375%, 11/1/18(1)	840,000	882,000
Express Scripts, Inc., 6.25%, 6/15/14(1)	335,000	368,438
HCA, Inc., 7.875%, 2/15/20(1)	600,000	662,250
HCA, Inc., 7.69%, 6/15/25(1)	100,000	96,875
Medco Health Solutions, Inc., 6.125%, 3/15/13(1)	712,000	746,179
Universal Health Services, Inc., 7.125%, 6/30/16(1)	520,000	590,200
		3,345,942
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	3,000	3,347
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/1/17(1)	400,000	438,000
		441,347
HOUSEHOLD PRODUCTS — 0.1%
Jarden Corp., 8.00%, 5/1/16	330,000	358,462
INSURANCE — 0.1%
Lincoln National Corp., 6.25%, 2/15/20(1)	120,000	136,771
MetLife, Inc., 6.75%, 6/1/16(1)	300,000	356,683
Prudential Financial, Inc., 7.375%, 6/15/19(1)	230,000	284,636
		778,090

12

Principal Amount	Value
MEDIA — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	$920,000	$991,300
Comcast Corp., 5.90%, 3/15/16(1)	250,000	288,863
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	250,000	271,870
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	400,000	422,709
Discovery Communications LLC, 3.70%, 6/1/15(1)	500,000	535,706
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	730,000	839,500
Lamar Media Corp., 9.75%, 4/1/14(1)	170,000	192,100
Lamar Media Corp., 7.875%, 4/15/18(1)	180,000	197,775
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	195,000	215,963
Viacom, Inc., 4.375%, 9/15/14(1)	500,000	539,340
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	400,000	436,500
		4,931,626
METALS AND MINING — 0.3%
ArcelorMittal, 3.75%, 2/25/15	400,000	406,786
Barrick Gold Corp., 2.90%, 5/30/16	470,000	490,759
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)(2)	500,000	512,500
Xstrata Canada Financial Corp., 2.85%, 11/10/14(2)	550,000	560,280
		1,970,325
MULTI-UTILITIES — 0.5%
Calpine Corp., 7.25%, 10/15/17(1)(2)	920,000	979,800
CMS Energy Corp., 4.25%, 9/30/15	160,000	166,808
CMS Energy Corp., 8.75%, 6/15/19(1)	615,000	752,933
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	160,000	175,884
NRG Energy, Inc., 7.625%, 1/15/18(1)	700,000	705,250
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	180,000	196,167
PG&E Corp., 5.75%, 4/1/14(1)	$70,000	$76,312
Sempra Energy, 6.50%, 6/1/16(1)	130,000	153,786
		3,206,940
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	370,000	424,945
OIL, GAS AND CONSUMABLE FUELS — 0.9%
Anadarko Petroleum Corp., 5.75%, 6/15/14(1)	350,000	380,220
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	380,000	438,448
Arch Coal, Inc., 7.25%, 10/1/20(1)	250,000	233,125
Arch Western Finance LLC, 6.75%, 7/1/13(1)	255,000	255,957
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	650,000	702,278
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	310,000	328,600
Chesapeake Energy Corp., 6.125%, 2/15/21(1)	400,000	398,000
Denbury Resources, Inc., 6.375%, 8/15/21(1)	850,000	903,125
Newfield Exploration Co., 6.875%, 2/1/20(1)	500,000	526,250
Peabody Energy Corp., 6.50%, 9/15/20(1)	835,000	839,175
Petroleos Mexicanos, 6.00%, 3/5/20(1)	250,000	285,875
SandRidge Energy, Inc., 8.75%, 1/15/20(1)	250,000	260,000
		5,551,053
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 8.25%, 5/1/16(1)(2)	500,000	551,595
PERSONAL PRODUCTS — 0.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21(1)	790,000	861,100
PHARMACEUTICALS — 0.4%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)	845,000	908,375
Valeant Pharmaceuticals International, 6.50%, 7/15/16(1)(2)	895,000	915,137
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	500,000	535,569
		2,359,081

13

Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
American Tower Corp., 4.625%, 4/1/15(1)	$600,000	$639,551
Simon Property Group LP, 5.75%, 12/1/15(1)	400,000	451,427
Ventas Realty LP/ Ventas Capital Corp., 6.75%, 4/1/17(1)	450,000	464,664
		1,555,642
ROAD AND RAIL — 0.1%
Union Pacific Corp., 4.875%, 1/15/15(1)	400,000	439,139
SPECIALTY RETAIL — 0.1%
Rent-A-Center, Inc., 6.625%, 11/15/20(1)	600,000	625,500
TEXTILES, APPAREL AND LUXURY GOODS — 0.3%
Gap, Inc. (The), 5.95%, 4/12/21(1)	210,000	212,214
Hanesbrands, Inc., 8.00%, 12/15/16(1)	300,000	331,500
Hanesbrands, Inc., 6.375%, 12/15/20(1)	390,000	402,675
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	430,000	480,525
Polymer Group, Inc., 7.75%, 2/1/19	850,000	898,875
		2,325,789
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership/ Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	500,000	540,966
TOTAL CORPORATE BONDS (Cost $49,307,992)		51,631,984
Collateralized Mortgage Obligations(3) — 3.1%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	445,953	462,164
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	503,893	517,692
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.81%, 4/25/12(1)	797,071	683,155
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.52%, 4/25/12	1,369,276	1,235,027
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(1)	389,227	384,434
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 4/25/12(1)	$1,071,460	$1,018,458
JP Morgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	437,102	440,011
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.73%, 4/25/12(1)	1,097,203	831,945
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	779,414	815,789
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.01%, 4/18/12	820,126	865,253
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	865,253	840,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	945,304	995,931
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,170,874	1,133,705
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	501,811	503,262
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	740,883	753,413
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.73%, 4/25/12(1)	1,682,710	1,703,638
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	1,487,005	1,479,110
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36(1)	1,493,810	1,446,864
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.43%, 4/25/12(1)	851,537	809,250

14

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(1)	$1,131,872	$1,114,830
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	762,026	797,950
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.09%, 4/25/12	804,828	817,085
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,540,043)		19,649,246
Commercial Mortgage-Backed Securities(3) — 2.0%
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.42%, 4/15/12(1)(2)	386,051	347,694
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(1)	550,000	551,430
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 4/10/12(1)	675,000	697,592
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/10/12(1)	700,000	759,308
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	1,141,203	1,156,805
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	500,000	534,528
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	1,250,000	1,359,582
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(1)	$1,560,000	$1,683,953
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/15/12(1)	350,000	362,107
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	1,841,599	1,899,670
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(1)	700,000	701,370
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(1)	407,000	434,726
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(1)	825,000	887,024
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007-LLFA, Class A1, VRN, 0.54%, 4/15/12(1)(2)	200,871	195,364
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(1)	649,883	657,863
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/15/12(1)	450,000	485,039
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,642,669)		12,714,055

15

	Principal Amount/ Shares	Value
Temporary Cash Investments — 0.9%
Lexington Parker Capital, 0.18%, 4/2/12(2)(4)	$5,600,000	$5,599,888
SSgA U.S. Government Money Market Fund	14,058	14,058
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,614,030)		5,613,946
Collateral Received for Swap Agreements — 1.6%
FNMA, 2.27%, 2/1/24	$8,980,000	9,493,896
FNMA, 3.76%, 4/1/40	245,000	258,026
U.S. Treasury Notes, 1.375%, 9/15/12	279,000	280,569
TOTAL COLLATERAL RECEIVED FOR SWAP AGREEMENTS (Cost $10,032,491)		10,032,491
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $625,790,209)		644,823,660
OTHER ASSETS AND LIABILITIES — (1.4)%		(9,007,787)
TOTAL NET ASSETS — 100.0%		$635,815,873

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,210,200	AUD for USD	UBS AG	4/27/12	$1,250,185	$(3,328)
2,167,800	CAD for USD	Barclays Bank plc	4/27/12	2,172,271	36,108
498,400	CAD for USD	UBS AG	4/27/12	499,428	(1,769)
902,400	CHF for USD	UBS AG	4/27/12	999,933	15,146
637,400	EUR for USD	Deutsche Bank	4/27/12	850,187	9,992
174,300	GBP for USD	Deutsche Bank	4/27/12	278,750	2,510
175,800	GBP for USD	UBS AG	4/27/12	281,149	6,334
71,142,100	JPY for USD	Deutsche Bank	4/27/12	859,685	5,474
1,018,928,905	KRW for USD	HSBC Holdings plc	4/27/12	897,600	(7,109)
1,001,675,104	KRW for USD	HSBC Holdings plc	4/27/12	882,401	(1,456)
13,542,700	NOK for USD	Deutsche Bank	4/27/12	2,375,906	84,534
28,600	NZD for USD	UBS AG	4/27/12	23,380	72
466,700	NZD for USD	Westpac Group	4/27/12	381,518	7,178
11,300,100	SEK for USD	Deutsche Bank	4/27/12	1,706,366	46,807
421,400	SGD for USD	HSBC Holdings plc	4/27/12	335,236	3,686
13,238,300	TWD for USD	HSBC Holdings plc	4/27/12	448,584	(400)
				$14,242,579	$203,779
(Value on Settlement Date $14,038,800)

16

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
693,300	AUD for USD	Deutsche Bank	4/27/12	$716,206	$14,428
290,400	AUD for USD	UBS AG	4/27/12	299,995	3,462
170,300	CAD for USD	Deutsche Bank	4/27/12	170,651	930
443,400	CHF for USD	Deutsche Bank	4/27/12	491,324	(6,882)
1,589,200	CHF for USD	UBS AG	4/27/12	1,760,964	(49,737)
925,544	EUR for USD	Barclays Bank plc	4/27/12	1,234,524	(34,084)
479,100	EUR for USD	UBS AG	4/27/12	639,041	(8,832)
860,000	GBP for USD	HSBC Holdings plc	4/27/12	1,375,357	(36,424)
39,559,200	JPY for USD	UBS AG	4/27/12	478,036	3,103
269,798,600	JPY for USD	Westpac Group	4/27/12	3,260,262	213,078
2,336,000	NOK for USD	Deutsche Bank	4/27/12	409,824	(2,961)
3,741,600	NOK for USD	UBS AG	4/27/12	656,419	1,271
123,700	NZD for USD	Deutsche Bank	4/27/12	101,122	538
918,500	SEK for USD	Deutsche Bank	4/27/12	138,698	(2,541)
153,400	SEK for USD	UBS AG	4/27/12	23,164	(648)
				$11,755,587	$94,701
(Value on Settlement Date $11,850,288)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
36	U.S. Treasury 5-Year Notes	June 2012	$4,411,406	$(28,210)

Credit Default Swap Agreements
Counterparty/Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America N.A./CDX North America Investment Grade 16 Index	$4,800,000	Buy	1.00%	6/20/16	$(5,657)	$(31,741)	$(37,398)
Barclays Bank plc/CDX North America High Yield 11 Index	840,000	Sell*	5.00%	12/20/13	(66,561)	89,978	23,417
Barclays Bank plc/Community Health Systems, Inc.	850,000	Sell*	5.00%	12/20/12	20,484	(1,203)	19,281
					$(51,734)	$57,034	$5,300

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

17

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$8,200,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	$124,848
Bank of America N.A.	12,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(79,273)
Bank of America N.A.	15,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.15%	11/16/16	67,860
Bank of America N.A.	19,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.97%	12/21/16	311,060
Barclays Bank plc	18,500,000	U.S. CPI Urban Consumers NSA Index	Receive	1.29%	8/31/13	272,883
Barclays Bank plc	6,400,000	U.S. CPI Urban Consumers NSA Index	Receive	1.58%	9/6/13	57,283
Barclays Bank plc	5,800,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	53,254
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(51,289)
						$756,626

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
CPI = Consumer Price Index
EUR = Euro
FNMA = Federal National Mortgage Association
GBP = British Pound
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
NZD = New Zealand Dollar
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,157,000.
(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $10,848,987, which represented 1.7% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $625,790,209) (including securities received as collateral for swap agreements, cost of $10,032,491, at value of $10,032,491)	$644,823,660
Receivable for investments sold	115,058
Receivable for capital shares sold	1,654,419
Unrealized gain on forward foreign currency exchange contracts	454,651
Swap agreements, at value (including net premiums paid (received) of $(46,077))	929,886
Interest receivable	2,875,503
650,853,177

Liabilities
Payable for collateral received for swap agreements	10,032,491
Payable for capital shares redeemed	4,270,878
Payable for variation margin on futures contracts	4,500
Unrealized loss on forward foreign currency exchange contracts	156,171
Swap agreements, at value (including net premiums paid (received) of $(5,657))	167,960
Accrued management fees	248,167
Distribution and service fees payable	157,137
15,037,304

Net Assets	$635,815,873

Net Assets Consist of:
Capital paid in	$614,446,027
Undistributed net investment income	2,626,305
Accumulated net realized loss	(1,373,840)
Net unrealized appreciation	20,117,381
$635,815,873

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$214,609,213	20,327,010	$10.56
Institutional Class	$74,012,200	6,971,113	$10.62
A Class	$192,607,839	18,370,436	$10.48	*
B Class	$5,759,806	554,221	$10.39
C Class	$113,857,962	10,949,506	$10.40
R Class	$34,968,853	3,252,281	$10.75

* Maximum offering price $10.72 (net asset value divided by 0.9775).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$18,096,013

Expenses:
Management fees	3,363,026
Distribution and service fees:
A Class	479,880
B Class	63,975
C Class	1,187,040
R Class	146,162
Trustees’ fees and expenses	53,309
Other expenses	2,321
5,295,713
Fees waived	(518,241)
4,777,472

Net investment income (loss)	13,318,541

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	42,709,168
Futures contract transactions	392,074
Swap agreement transactions	(1,077,242)
Foreign currency transactions	138,048
42,162,048

Change in net unrealized appreciation (depreciation) on:
Investments	(6,699,804)
Futures contracts	(17,310)
Swap agreements	1,138,922
Translation of assets and liabilities in foreign currencies	280,748
(5,297,444)

Net realized and unrealized gain (loss)	36,864,604

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,183,145

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$13,318,541	$12,801,975
Net realized gain (loss)	42,162,048	5,777,814
Change in net unrealized appreciation (depreciation)	(5,297,444)	16,126,062
Net increase (decrease) in net assets resulting from operations	50,183,145	34,705,851

Distributions to Shareholders
From net investment income:
Investor Class	(6,047,173)	(3,059,789)
Institutional Class	(2,786,622)	(1,494,956)
A Class	(5,785,898)	(3,977,102)
B Class	(154,909)	(88,023)
C Class	(2,864,722)	(1,518,771)
R Class	(804,864)	(276,730)
From net realized gains:
Investor Class	(13,190,250)	(1,492,627)
Institutional Class	(5,218,755)	(887,053)
A Class	(12,969,475)	(1,887,626)
B Class	(418,430)	(67,715)
C Class	(7,493,451)	(1,291,053)
R Class	(2,097,120)	(191,398)
Decrease in net assets from distributions	(59,831,669)	(16,232,843)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	69,974,991	80,179,560

Net increase (decrease) in net assets	60,326,467	98,652,568

Net Assets
Beginning of period	575,489,406	476,836,838
End of period	$635,815,873	$575,489,406

Undistributed net investment income	$2,626,305	$7,477,026

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund pursues its objective by investing primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.091% of its management fee. Effective August 1, 2011, the investment advisor voluntarily agreed to waive 0.080% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2012, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2012 was $157,551, $71,165, $160,420, $5,362, $99,506 and $24,237 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2012 was 0.57% for the Investor Class, A Class, B Class, C Class and R Class and 0.37% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2012 was 0.49% for the Investor Class, A Class, B Class, C Class and R Class and 0.29% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $543,429,086, of which $501,386,937 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $521,592,686, of which $490,603,062 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,987,287	$141,594,106	8,097,265	$86,278,961
Issued in reinvestment of distributions	1,683,635	17,797,227	364,412	3,807,862
Redeemed	(8,439,544)	(91,495,097)	(5,147,030)	(54,565,139)
	6,231,378	67,896,236	3,314,647	35,521,684
Institutional Class
Sold	2,169,388	23,790,082	7,842,546	83,597,445
Issued in reinvestment of distributions	633,591	6,740,539	202,830	2,128,552
Redeemed	(4,705,043)	(51,848,233)	(1,354,663)	(14,508,848)
	(1,902,064)	(21,317,612)	6,690,713	71,217,149
A Class
Sold	8,420,636	91,132,515	6,507,025	68,995,777
Issued in reinvestment of distributions	1,481,028	15,556,777	511,501	5,314,634
Redeemed	(8,567,126)	(92,411,334)	(11,034,800)	(117,018,070)
	1,334,538	14,277,958	(4,016,274)	(42,707,659)
B Class
Sold	40,534	436,110	38,554	402,407
Issued in reinvestment of distributions	32,931	342,822	9,368	96,742
Redeemed	(139,640)	(1,500,273)	(116,714)	(1,229,606)
	(66,175)	(721,341)	(68,792)	(730,457)
C Class
Sold	2,579,027	27,733,206	4,153,425	43,792,693
Issued in reinvestment of distributions	670,853	6,991,910	188,578	1,948,619
Redeemed	(3,679,391)	(40,141,493)	(3,751,491)	(39,458,664)
	(429,511)	(5,416,377)	590,512	6,282,648
R Class
Sold	1,818,269	20,345,067	1,404,509	15,233,384
Issued in reinvestment of distributions	269,520	2,899,282	43,811	465,987
Redeemed	(721,643)	(7,988,222)	(471,069)	(5,103,176)
	1,366,146	15,256,127	977,251	10,596,195
Net increase (decrease)	6,534,312	$69,974,991	7,488,057	$80,179,560

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$545,181,938	—
Corporate Bonds	—	51,631,984	—
Collateralized Mortgage Obligations	—	19,649,246	—
Commercial Mortgage-Backed Securities	—	12,714,055	—
Temporary Cash Investments	$14,058	5,599,888	—
Collateral Received for Swap Agreements	—	10,032,491	—
Total Value of Investment Securities	$14,058	$644,809,602	—

Other Financial Instruments
Swap Agreements	—	$813,660	—
Forward Foreign Currency Exchange Contracts	—	298,480	—
Futures Contracts	$(28,210)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(28,210)	$1,112,140	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may

26

be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund frequently utilized foreign currency risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were lower than the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$42,698	Swap agreements	$37,398
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	454,651	Unrealized loss on forward foreign currency exchange contracts	156,171
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	4,500
Other Contracts	Swap agreements	887,188	Swap agreements	130,562
		$1,384,537		$328,631

* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$22,659	Change in net unrealized appreciation (depreciation) on swap agreements	$(87,678)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	68,594	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	310,787
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	392,074	Change in net unrealized appreciation (depreciation) on futures contracts	(17,310)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,099,901)	Change in net unrealized appreciation (depreciation) on swap agreements	1,226,600
		$(616,574)		$1,432,399

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$45,440,913	$14,164,863
Long-term capital gains	$14,390,756	$2,067,980

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$625,914,889
Gross tax appreciation of investments	$19,488,618
Gross tax depreciation of investments	(579,847)
Net tax appreciation (depreciation) of investments	$18,908,771
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$815,730
Other book-to-tax adjustments	$(1,778,363)
Net tax appreciation (depreciation)	$17,946,138
Undistributed ordinary income	$4,450,153
Capital loss deferral	$(1,026,445)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2012. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data												Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.71	0.25	0.68	0.93	(0.34)	(0.74)	—	(1.08)	$10.56	8.93%	0.50%	0.58%	2.42%	2.34%	85%	$214,609
2011	$10.33	0.28	0.45	0.73	(0.24)	(0.11)	—	(0.35)	$10.71	7.16%	0.49%	0.58%	2.66%	2.57%	58%	$150,984
2010	$9.86	0.34	0.29	0.63	(0.16)	—	—	(0.16)	$10.33	6.42%	0.51%	0.58%	3.39%	3.32%	24%	$111,327
2009	$10.48	0.07	(0.29)	(0.22)	(0.30)	(0.01)	(0.09)	(0.40)	$9.86	(2.13)%	0.59%	0.59%	0.97%	0.97%	37%	$39,101
2008	$9.57	0.49	0.88	1.37	(0.46)	—	—	(0.46)	$10.48	14.87%	0.59%	0.59%	4.95%	4.95%	31%	$21,968
Institutional Class
2012	$10.76	0.31	0.65	0.96	(0.36)	(0.74)	—	(1.10)	$10.62	9.16%	0.30%	0.38%	2.62%	2.54%	85%	$74,012
2011	$10.37	0.30	0.46	0.76	(0.26)	(0.11)	—	(0.37)	$10.76	7.45%	0.29%	0.38%	2.86%	2.77%	58%	$95,487
2010	$9.90	0.34	0.31	0.65	(0.18)	—	—	(0.18)	$10.37	6.61%	0.30%	0.38%	3.60%	3.52%	24%	$22,633
2009	$10.51	(0.20)	—(3)	(0.20)	(0.31)	(0.01)	(0.09)	(0.41)	$9.90	(1.93)%	0.39%	0.39%	1.17%	1.17%	37%	$2,512
2008	$9.57	0.49	0.93	1.42	(0.48)	—	—	(0.48)	$10.51	15.43%	0.39%	0.39%	5.15%	5.15%	31%	$460

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data												Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2012	$10.65	0.24	0.65	0.89	(0.32)	(0.74)	—	(1.06)	$10.48	8.68%	0.75%	0.83%	2.17%	2.09%	85%	$192,608
2011	$10.27	0.26	0.44	0.70	(0.21)	(0.11)	—	(0.32)	$10.65	6.93%	0.74%	0.83%	2.41%	2.32%	58%	$181,430
2010	$9.81	0.33	0.27	0.60	(0.14)	—	—	(0.14)	$10.27	6.08%	0.76%	0.83%	3.14%	3.07%	24%	$216,174
2009	$10.43	0.08	(0.31)	(0.23)	(0.29)	(0.01)	(0.09)	(0.39)	$9.81	(2.27)%	0.84%	0.84%	0.72%	0.72%	37%	$112,039
2008	$9.52	0.46	0.89	1.35	(0.44)	—	—	(0.44)	$10.43	14.66%	0.84%	0.84%	4.70%	4.70%	31%	$72,397
B Class
2012	$10.58	0.17	0.64	0.81	(0.26)	(0.74)	—	(1.00)	$10.39	7.80%	1.50%	1.58%	1.42%	1.34%	85%	$5,760
2011	$10.20	0.18	0.44	0.62	(0.13)	(0.11)	—	(0.24)	$10.58	6.17%	1.49%	1.58%	1.66%	1.57%	58%	$6,565
2010	$9.75	0.25	0.26	0.51	(0.06)	—	—	(0.06)	$10.20	5.21%	1.51%	1.58%	2.39%	2.32%	24%	$7,032
2009	$10.41	(0.04)	(0.27)	(0.31)	(0.26)	(0.01)	(0.08)	(0.35)	$9.75	(3.04)%	1.59%	1.59%	(0.03)%	(0.03)%	37%	$4,731
2008	$9.50	0.41	0.86	1.27	(0.36)	—	—	(0.36)	$10.41	13.86%	1.59%	1.59%	3.95%	3.95%	31%	$2,826
C Class
2012	$10.59	0.17	0.64	0.81	(0.26)	(0.74)	—	(1.00)	$10.40	7.79%	1.50%	1.58%	1.42%	1.34%	85%	$113,858
2011	$10.21	0.17	0.45	0.62	(0.13)	(0.11)	—	(0.24)	$10.59	6.16%	1.49%	1.58%	1.66%	1.57%	58%	$120,461
2010	$9.75	0.23	0.29	0.52	(0.06)	—	—	(0.06)	$10.21	5.32%	1.51%	1.58%	2.39%	2.32%	24%	$110,123
2009	$10.41	0.02	(0.33)	(0.31)	(0.26)	(0.01)	(0.08)	(0.35)	$9.75	(3.04)%	1.59%	1.59%	(0.03)%	(0.03)%	37%	$33,530
2008	$9.49	0.41	0.87	1.28	(0.36)	—	—	(0.36)	$10.41	13.98%	1.59%	1.59%	3.95%	3.95%	31%	$20,978

31

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data												Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2012	$10.90	0.17	0.72	0.89	(0.30)	(0.74)	—	(1.04)	$10.75	8.35%	1.00%	1.08%	1.92%	1.84%	85%	$34,969
2011	$10.51	0.24	0.45	0.69	(0.19)	(0.11)	—	(0.30)	$10.90	6.60%	0.99%	1.08%	2.16%	2.07%	58%	$20,563
2010	$10.03	0.27	0.32	0.59	(0.11)	—	—	(0.11)	$10.51	5.89%	1.00%	1.08%	2.90%	2.82%	24%	$9,548
2009	$10.68	(0.01)	(0.26)	(0.27)	(0.28)	(0.01)	(0.09)	(0.38)	$10.03	(2.62)%	1.09%	1.09%	0.47%	0.47%	37%	$1,062
2008	$9.74	0.46	0.90	1.36	(0.42)	—	—	(0.42)	$10.68	14.47%	1.09%	1.09%	4.45%	4.45%	31%	$299

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

33

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None
(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $14,390,756, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75044   1205

41

ANNUAL REPORT                 MARCH 31, 2012

Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Notes to Financial Statements	33
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	43
Management	44
Additional Information	47

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	8.02%	6.72%	5.68%	5.40%	12/3/01
Barclays U.S. Aggregate Bond Index	—	7.71%	6.25%	5.80%	5.55%(1)	—
Institutional Class	ACBPX	8.23%	6.93%	5.89%	6.04%	4/1/93
A Class(2) No sales charge* With sales charge*	ADFAX	7.65% 2.84%	6.46% 5.49%	5.42% 4.93%	5.13% 4.67%	12/3/01
B Class No sales charge* With sales charge*	CDBBX	6.94% 2.94%	5.67% 5.51%	— —	4.24% 4.24%	1/31/03
C Class	CDBCX	6.94%	5.67%	—	4.26%	1/31/03
R Class	ADVRX	7.38%	6.19%	—	5.40%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond returned 8.02%* for the 12 months ended March 31, 2012, its best fiscal-year return since the 12 months ended March 31, 2008. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 7.71%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate securities during the 12-month period. The main contributor to the fund’s relative outperformance was sector allocation, particularly an overweighted position in investment-grade corporate credit, which outperformed the broad bond market average.

Corporate Overweight, Mortgage Strategies were Main Contributors

With Treasury yields remaining at relatively low levels, we continued to underweight Treasuries in favor of spread (non-Treasury) sectors. Within our spread-sector positions, relative to the benchmark, we maintained an overweight position in investment-grade corporate credit. This strategy contributed favorably to performance, as investment-grade corporate bonds were among the top-performing fixed-income securities for the 12-month period. A small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds detracted from relative performance. Returns on high-yield bonds were solid, but they lagged investment-grade corporates and the bond market as a whole for the 12 months.

In the mortgage market, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), which outperformed traditional government agency MBS. These securities benefited from investor demand for yield, while CMBS also benefited from improving commercial real estate markets.

In addition, small non-benchmark allocations to German and United Kingdom government bonds contributed favorably to performance. Late in 2011, we exited a position in German government bonds in favor of a new position in United Kingdom government bonds. Given the mounting debt problems facing eurozone nations, we concluded the risks to Germany’s bond market were escalating, while the United Kingdom (which does not use the euro) appeared less volatile.

Late in the period, we slightly reduced the fund’s exposure to investment-grade and high-yield corporate bonds, given the strong relative performance of risk-oriented sectors in late 2011 and early 2012. We invested the proceeds in the Treasury market and in government agency MBS. Based on recent analysis of possible economic scenarios, we believe agency MBS offer favorable relative performance attributes in each potential outcome.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and 30-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	5.0	years
Weighted Average Life	6.6	years

30-Day SEC Yields
Investor Class	2.28%
Institutional Class	2.48%
A Class	1.94%
B Class	1.29%
C Class	1.29%
R Class	1.79%

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	30.6%
Corporate Bonds	26.7%
U.S. Treasury Securities	23.6%
Commercial Mortgage-Backed Securities	6.3%
Sovereign Governments and Agencies	3.8%
Collateralized Mortgage Obligations	3.8%
Municipal Securities	1.7%
U.S. Government Agency Securities	1.6%
Asset-Backed Securities	0.3%
Temporary Cash Investments	4.5%
Other Assets and Liabilities	(2.9)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.90	$3.08	0.61%
Institutional Class	$1,000	$1,024.90	$2.08	0.41%
A Class	$1,000	$1,021.60	$4.35	0.86%
B Class	$1,000	$1,018.80	$8.13	1.61%
C Class	$1,000	$1,017.80	$8.12	1.61%
R Class	$1,000	$1,020.40	$5.61	1.11%
Hypothetical
Investor Class	$1,000	$1,021.95	$3.08	0.61%
Institutional Class	$1,000	$1,022.95	$2.07	0.41%
A Class	$1,000	$1,020.70	$4.34	0.86%
B Class	$1,000	$1,016.95	$8.12	1.61%
C Class	$1,000	$1,016.95	$8.12	1.61%
R Class	$1,000	$1,019.45	$5.60	1.11%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 30.6%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.9%
FHLMC, VRN, 2.59%, 4/15/12	$ 5,762,347	$ 5,991,509
FHLMC, VRN, 3.56%, 4/15/12	6,013,921	6,317,841
FHLMC, VRN, 3.70%, 4/15/12	5,639,224	5,914,532
FHLMC, VRN, 4.03%, 4/15/12	15,637,803	16,467,280
FNMA, VRN, 3.34%, 4/25/12	8,250,410	8,656,380
FNMA, VRN, 3.39%, 4/25/12	3,570,968	3,730,434
FNMA, VRN, 3.59%, 4/25/12(2)	1,969,840	2,102,112
		49,180,088
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 29.7%
FHLMC, 6.50%, 12/1/12(2)	813	821
FHLMC, 6.00%, 1/1/13(2)	2,808	3,032
FHLMC, 7.00%, 11/1/13(2)	4,212	4,363
FHLMC, 7.00%, 6/1/14(2)	11,222	11,899
FHLMC, 6.50%, 6/1/16(2)	26,965	29,558
FHLMC, 6.50%, 6/1/16(2)	46,811	51,723
FHLMC, 5.00%, 11/1/17(2)	533,266	576,001
FHLMC, 4.50%, 1/1/19(2)	73,604	79,008
FHLMC, 5.00%, 1/1/21(2)	4,027,860	4,384,627
FHLMC, 5.00%, 4/1/21(2)	1,088,627	1,176,888
FHLMC, 7.00%, 9/1/27(2)	7,312	8,541
FHLMC, 6.50%, 1/1/28(2)	12,949	14,788
FHLMC, 7.00%, 2/1/28(2)	2,069	2,417
FHLMC, 6.50%, 3/1/29(2)	71,531	81,689
FHLMC, 6.50%, 6/1/29(2)	57,506	65,673
FHLMC, 7.00%, 8/1/29(2)	8,642	10,110
FHLMC, 7.50%, 8/1/29(2)	24,557	26,665
FHLMC, 5.00%, 4/1/31	13,063,839	14,089,652
FHLMC, 5.00%, 5/1/31	14,130,561	15,240,137
FHLMC, 6.50%, 5/1/31(2)	1,104	1,255
FHLMC, 6.50%, 5/1/31(2)	45,630	51,881
FHLMC, 6.50%, 6/1/31(2)	2,222	2,526
FHLMC, 6.50%, 6/1/31(2)	760	864
FHLMC, 6.50%, 6/1/31(2)	395	450
FHLMC, 6.50%, 6/1/31(2)	2,268	2,579
FHLMC, 6.50%, 6/1/31(2)	5,033	5,722
FHLMC, 5.50%, 12/1/33(2)	1,138,110	1,257,605
FHLMC, 6.00%, 9/1/35	$21,679,813	$ 24,160,316
FHLMC, 5.50%, 12/1/37	2,508,150	2,730,736
FHLMC, 5.50%, 1/1/38(2)	5,393,194	5,880,240
FHLMC, 6.00%, 2/1/38	18,293,983	20,201,297
FHLMC, 5.50%, 4/1/38(2)	6,411,439	6,980,422
FHLMC, 6.00%, 8/1/38(2)	527,750	584,917
FHLMC, 4.00%, 4/1/41	47,587,555	50,407,551
FHLMC, 6.50%, 7/1/47(2)	95,198	105,906
FNMA, 4.00%, 4/12/12(3)	50,000,000	52,437,500
FNMA, 4.50%, 4/12/12(3)	22,000,000	23,405,939
FNMA, 5.00%, 4/12/12(3)	45,000,000	48,621,105
FNMA, 6.00%, 4/12/12(3)	9,100,000	10,027,065
FNMA, 6.50%, 4/12/12(3)	13,694,000	15,329,259
FNMA, 6.00%, 5/1/13(2)	4,191	4,527
FNMA, 6.00%, 5/1/13(2)	1,190	1,199
FNMA, 6.00%, 7/1/13(2)	12,032	12,994
FNMA, 6.00%, 12/1/13(2)	14,439	15,594
FNMA, 6.00%, 1/1/14(2)	10,245	11,065
FNMA, 6.00%, 2/1/14(2)	13,673	14,767
FNMA, 6.00%, 4/1/14(2)	20,324	21,950
FNMA, 5.50%, 12/1/16(2)	246,740	269,095
FNMA, 5.50%, 12/1/16(2)	97,273	106,086
FNMA, 5.00%, 6/1/18	4,321,412	4,685,274
FNMA, 4.50%, 5/1/19(2)	1,353,932	1,455,451
FNMA, 6.50%, 1/1/26(2)	44,319	50,493
FNMA, 7.00%, 12/1/27(2)	7,768	8,970
FNMA, 6.50%, 1/1/28(2)	5,272	6,028
FNMA, 7.50%, 4/1/28(2)	24,015	28,679
FNMA, 7.00%, 5/1/28(2)	23,359	27,058
FNMA, 7.00%, 6/1/28(2)	3,534	4,093
FNMA, 6.50%, 1/1/29(2)	10,958	12,529
FNMA, 6.50%, 4/1/29(2)	31,136	35,601
FNMA, 7.00%, 7/1/29(2)	30,404	35,242
FNMA, 7.50%, 7/1/29(2)	65,254	78,144
FNMA, 7.50%, 8/1/30(2)	16,529	17,437
FNMA, 7.50%, 9/1/30(2)	22,676	27,150
FNMA, 5.00%, 6/1/31	10,795,448	11,678,563
FNMA, 5.00%, 7/1/31	17,638,617	19,081,534
FNMA, 7.00%, 9/1/31(2)	108,707	126,066
FNMA, 6.50%, 1/1/32(2)	62,845	71,541
FNMA, 7.00%, 6/1/32(2)	657,023	761,849
FNMA, 6.50%, 8/1/32(2)	204,516	232,818
FNMA, 5.50%, 2/1/33	16,272,148	17,884,763
FNMA, 5.00%, 6/1/33	14,720,501	15,979,040

11

Principal Amount	Value
FNMA, 5.50%, 6/1/33(2)	$ 897,023	$ 985,921
FNMA, 5.50%, 7/1/33(2)	5,047,144	5,547,330
FNMA, 5.00%, 8/1/33	2,666,100	2,887,532
FNMA, 5.50%, 8/1/33(2)	1,235,307	1,357,729
FNMA, 5.50%, 9/1/33(2)	1,889,707	2,091,745
FNMA, 5.00%, 11/1/33(2)	8,990,368	9,737,058
FNMA, 5.50%, 1/1/34(2)	1,957,542	2,151,540
FNMA, 5.50%, 2/1/34	5,997,181	6,604,637
FNMA, 5.00%, 3/1/34	5,264,497	5,701,737
FNMA, 4.50%, 1/1/35	22,937,814	24,457,908
FNMA, 5.00%, 4/1/35	14,096,325	15,260,479
FNMA, 5.00%, 6/1/35	10,322,936	11,175,463
FNMA, 5.00%, 7/1/35	18,902,162	20,463,210
FNMA, 5.00%, 8/1/35(2)	740,830	801,318
FNMA, 4.50%, 9/1/35(2)	3,000,878	3,196,465
FNMA, 5.00%, 10/1/35	5,731,681	6,199,663
FNMA, 5.50%, 12/1/35	28,031,310	30,761,112
FNMA, 5.00%, 2/1/36(2)	3,995,197	4,321,398
FNMA, 5.50%, 4/1/36(2)	4,650,308	5,090,821
FNMA, 5.50%, 5/1/36(2)	9,579,223	10,486,642
FNMA, 5.50%, 7/1/36(2)	2,308,282	2,521,169
FNMA, 5.50%, 2/1/37(2)	1,563,138	1,707,303
FNMA, 5.50%, 5/1/37	4,137,036	4,512,122
FNMA, 6.00%, 8/1/37	4,085,490	4,535,430
FNMA, 6.50%, 8/1/37(2)	1,179,138	1,313,757
FNMA, 6.00%, 9/1/37	21,227,491	23,412,726
FNMA, 6.00%, 11/1/37	22,394,950	24,861,331
FNMA, 5.50%, 12/1/37	13,140,994	14,332,426
FNMA, 5.50%, 2/1/38(2)	3,163,622	3,450,453
FNMA, 5.50%, 6/1/38	5,198,962	5,692,098
FNMA, 6.00%, 9/1/38	1,439,488	1,578,902
FNMA, 6.00%, 11/1/38	1,693,033	1,857,003
FNMA, 5.50%, 12/1/38	10,181,035	11,181,096
FNMA, 5.00%, 1/1/39	6,777,787	7,443,438
FNMA, 5.50%, 1/1/39	67,288,056	73,388,746
FNMA, 4.50%, 2/1/39	9,861,830	10,495,344
FNMA, 5.00%, 2/1/39	22,191,866	24,371,344
FNMA, 4.50%, 4/1/39	10,366,937	11,275,873
FNMA, 4.50%, 5/1/39	24,890,164	27,072,446
FNMA, 4.50%, 6/1/39	47,243,596	50,972,365
FNMA, 5.00%, 8/1/39	13,113,097	14,400,944
FNMA, 4.50%, 10/1/39	32,309,773	35,142,579
FNMA, 4.00%, 10/1/40	29,144,377	30,936,521
FNMA, 4.50%, 11/1/40	27,600,456	29,744,361
FNMA, 4.00%, 12/1/40	35,163,474	37,083,995
FNMA, 4.50%, 7/1/41	47,608,776	51,039,058
FNMA, 4.00%, 8/1/41	$27,598,007	$ 29,243,316
FNMA, 4.00%, 9/1/41	29,469,787	31,171,430
FNMA, 4.50%, 9/1/41	24,914,018	26,767,943
FNMA, 3.50%, 10/1/41	45,219,186	46,505,788
FNMA, 4.00%, 12/1/41	24,803,614	26,235,822
FNMA, 4.00%, 1/1/42	26,759,241	28,245,186
FNMA, 6.50%, 6/1/47(2)	134,217	148,744
FNMA, 6.50%, 8/1/47(2)	292,992	324,702
FNMA, 6.50%, 8/1/47(2)	542,283	600,975
FNMA, 6.50%, 9/1/47(2)	217,052	240,544
FNMA, 6.50%, 9/1/47(2)	609,166	675,096
FNMA, 6.50%, 9/1/47(2)	30,006	33,253
FNMA, 6.50%, 9/1/47(2)	283,670	314,371
FNMA, 6.50%, 9/1/47(2)	158,073	175,181
GNMA, 4.50%, 4/19/12(3)	20,000,000	21,765,626
GNMA, 7.00%, 11/15/22(2)	39,090	44,723
GNMA, 7.00%, 4/20/26(2)	6,569	7,665
GNMA, 7.50%, 8/15/26(2)	13,312	15,572
GNMA, 8.00%, 8/15/26(2)	6,864	8,205
GNMA, 7.50%, 5/15/27(2)	11,849	14,047
GNMA, 8.00%, 6/15/27(2)	12,811	13,525
GNMA, 7.50%, 11/15/27(2)	2,058	2,137
GNMA, 7.00%, 2/15/28(2)	4,714	5,570
GNMA, 7.50%, 2/15/28(2)	4,189	4,328
GNMA, 6.50%, 3/15/28(2)	13,930	16,243
GNMA, 7.00%, 4/15/28(2)	2,399	2,835
GNMA, 6.50%, 5/15/28(2)	1,534	1,764
GNMA, 6.50%, 5/15/28(2)	37,313	43,486
GNMA, 7.00%, 12/15/28(2)	10,843	12,813
GNMA, 7.00%, 5/15/31(2)	62,434	74,104
GNMA, 4.50%, 8/15/33	5,363,004	5,874,841
GNMA, 6.00%, 9/20/38(2)	6,042,218	6,805,809
GNMA, 5.50%, 11/15/38	8,602,921	9,683,836
GNMA, 5.50%, 11/15/38	5,659,161	6,370,207
GNMA, 6.00%, 1/20/39	1,479,202	1,666,138
GNMA, 5.00%, 3/20/39	11,405,828	12,580,501
GNMA, 4.50%, 4/15/39	21,374,645	23,327,776
GNMA, 4.50%, 11/15/39	48,221,021	52,853,304
GNMA, 5.00%, 2/20/40	40,362,528	44,645,047
GNMA, 5.00%, 8/20/40	55,125,209	60,819,718
GNMA, 4.00%, 11/20/40	73,141,056	78,709,951
GNMA, 4.50%, 12/15/40	14,253,295	15,622,518
		1,576,075,505
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,570,093,910)		1,625,255,593

12

Principal Amount	Value
Corporate Bonds — 26.7%
AEROSPACE AND DEFENSE — 0.3%
L-3 Communications Corp., 5.20%, 10/15/19(2)	$ 290,000	$ 310,136
L-3 Communications Corp., 4.75%, 7/15/20	2,150,000	2,223,036
Lockheed Martin Corp., 7.65%, 5/1/16(2)	1,700,000	2,066,452
Lockheed Martin Corp., 4.25%, 11/15/19(2)	3,980,000	4,316,855
Northrop Grumman Corp., 3.70%, 8/1/14(2)	1,300,000	1,366,401
Raytheon Co., 4.40%, 2/15/20(2)	100,000	110,492
United Technologies Corp., 6.125%, 2/1/19(2)	2,660,000	3,271,212
United Technologies Corp., 6.05%, 6/1/36(2)	1,027,000	1,279,425
United Technologies Corp., 5.70%, 4/15/40(2)	1,020,000	1,228,822
		16,172,831
AUTOMOBILES — 0.5%
American Honda Finance Corp., 2.375%, 3/18/13(2)(4)	3,120,000	3,174,790
American Honda Finance Corp., 2.50%, 9/21/15(2)(4)	5,960,000	6,168,403
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	5,550,000	5,732,307
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(2)	500,000	534,357
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(2)	3,040,000	3,240,488
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	4,070,000	4,396,215
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(4)	2,150,000	2,182,693
		25,429,253
BEVERAGES — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)	8,430,000	11,009,689
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(2)	4,000,000	4,706,888
Coca-Cola Co. (The), 1.80%, 9/1/16	1,370,000	1,400,317
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21(2)	2,270,000	2,251,747
PepsiCo, Inc., 3.00%, 8/25/21	1,000,000	1,012,431
PepsiCo, Inc., 4.875%, 11/1/40(2)	1,100,000	1,205,556
Pernod-Ricard SA, 2.95%, 1/15/17(4)	$ 3,160,000	$ 3,194,842
Pernod-Ricard SA, 4.45%, 1/15/22(4)	1,140,000	1,158,208
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	6,180,000	6,263,146
SABMiller Holdings, Inc., 3.75%, 1/15/22(2)(4)	3,260,000	3,322,008
SABMiller plc, 5.50%, 8/15/13(2)(4)	1,621,000	1,712,556
		37,237,388
BIOTECHNOLOGY — 0.2%
Amgen, Inc., 5.85%, 6/1/17(2)	2,560,000	3,012,938
Gilead Sciences, Inc., 4.40%, 12/1/21(2)	5,470,000	5,750,578
		8,763,516
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20(2)	1,900,000	2,073,722
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)	8,977,000	10,462,056
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17(2)	2,820,000	2,885,537
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	3,480,000	3,370,850
Jefferies Group, Inc., 5.125%, 4/13/18	2,860,000	2,802,800
		21,594,965
CHEMICALS — 0.4%
Ashland, Inc., 9.125%, 6/1/17(2)	450,000	501,188
CF Industries, Inc., 6.875%, 5/1/18	4,130,000	4,780,475
CF Industries, Inc., 7.125%, 5/1/20	2,460,000	2,936,625
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	3,751,000	4,225,299
Dow Chemical Co. (The), 2.50%, 2/15/16(2)	2,960,000	3,040,660
Ecolab, Inc., 3.00%, 12/8/16(2)	2,340,000	2,435,233
Ecolab, Inc., 4.35%, 12/8/21(2)	5,480,000	5,818,642
		23,738,122
COMMERCIAL BANKS — 2.1%
Bank of America N.A., 5.30%, 3/15/17(2)	6,439,000	6,725,381
Bank of Nova Scotia, 2.55%, 1/12/17	3,300,000	3,386,417

13

Principal Amount	Value
BB&T Corp., 5.70%, 4/30/14(2)	$ 1,680,000	$ 1,840,905
BB&T Corp., 3.20%, 3/15/16	2,400,000	2,524,781
Capital One Financial Corp., 2.15%, 3/23/15	2,910,000	2,916,579
Capital One Financial Corp., 4.75%, 7/15/21	2,220,000	2,339,445
Fifth Third Bancorp, 6.25%, 5/1/13(2)	3,882,000	4,083,977
Fifth Third Capital Trust IV, VRN, 6.50%, 4/15/17(2)	2,380,000	2,380,000
HSBC Bank plc, 3.50%, 6/28/15(2)(4)	3,940,000	4,117,639
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)	840,000	949,140
JPMorgan Chase Bank N.A., 5.875%, 6/13/16(2)	8,510,000	9,419,838
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(2)	5,020,000	5,451,600
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	6,840,000	7,087,348
National Australia Bank Ltd., 2.75%, 9/28/15(2)(4)	2,210,000	2,266,925
Northern Trust Co. (The), 6.50%, 8/15/18(2)	2,480,000	3,011,057
PNC Funding Corp., 3.625%, 2/8/15(2)	2,800,000	2,978,671
PNC Funding Corp., 4.25%, 9/21/15(2)	430,000	469,904
PNC Funding Corp., 4.375%, 8/11/20(2)	1,720,000	1,869,939
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	5,450,000	5,514,904
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)	4,400,000	4,496,444
SunTrust Bank, 7.25%, 3/15/18(2)	320,000	366,322
SunTrust Banks, Inc., 3.60%, 4/15/16(2)	1,141,000	1,179,873
Toronto-Dominion Bank (The), 2.50%, 7/14/16	2,620,000	2,704,778
Toronto-Dominion Bank (The), 2.375%, 10/19/16	4,700,000	4,825,203
U.S. Bancorp., 3.44%, 2/1/16	2,760,000	2,836,714
U.S. Bancorp., MTN, 3.00%, 3/15/22	1,600,000	1,578,522
Wachovia Bank N.A., 4.80%, 11/1/14(2)	1,500,000	1,608,517
Wachovia Bank N.A., 4.875%, 2/1/15(2)	$ 3,320,000	$ 3,580,716
Wells Fargo & Co., 3.68%, 9/15/12(2)	3,300,000	3,526,865
Wells Fargo & Co., 5.625%, 12/11/17(2)	550,000	637,960
Wells Fargo & Co., 4.60%, 4/1/21(2)	2,100,000	2,255,413
Wells Fargo & Co., MTN, 3.50%, 3/8/22	2,110,000	2,080,684
Wells Fargo Bank N.A., 5.75%, 5/16/16(2)	5,320,000	5,938,774
Wells Fargo Bank N.A., Series AI, 4.75%, 2/9/15(2)	3,149,000	3,380,102
Westpac Banking Corp., 3.00%, 8/4/15(2)	2,520,000	2,610,657
		112,941,994
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Corrections Corp. of America, 7.75%, 6/1/17(2)	2,760,000	3,022,200
Republic Services, Inc., 3.80%, 5/15/18(2)	1,550,000	1,666,104
Republic Services, Inc., 5.50%, 9/15/19(2)	6,641,000	7,694,509
Republic Services, Inc., 6.20%, 3/1/40(2)	2,685,000	3,203,927
Waste Management, Inc., 2.60%, 9/1/16	3,400,000	3,486,795
Waste Management, Inc., 4.75%, 6/30/20(2)	1,120,000	1,244,974
Waste Management, Inc., 6.125%, 11/30/39(2)	2,070,000	2,520,472
		22,838,981
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 2.60%, 9/15/17	6,660,000	6,662,624
CONSUMER FINANCE — 0.8%
American Express Centurion Bank, 6.00%, 9/13/17(2)	6,240,000	7,309,274
American Express Credit Corp., 2.80%, 9/19/16	3,310,000	3,403,544
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)	4,800,000	4,984,229
American Express Credit Corp., MTN, 2.375%, 3/24/17	3,320,000	3,328,210
Capital One Bank USA N.A., 8.80%, 7/15/19(2)	2,000,000	2,448,108
Credit Suisse (New York), 5.50%, 5/1/14(2)	2,320,000	2,488,764

14

Principal Amount	Value
Credit Suisse (New York), 6.00%, 2/15/18(2)	$ 2,660,000	$ 2,883,137
Credit Suisse (New York), 5.30%, 8/13/19(2)	3,300,000	3,642,170
HSBC Finance Corp., 4.75%, 7/15/13(2)	1,400,000	1,451,887
PNC Bank N.A., 6.00%, 12/7/17(2)	1,830,000	2,076,415
SLM Corp., 6.25%, 1/25/16(2)	2,900,000	3,018,036
SLM Corp., MTN, 5.00%, 10/1/13(2)	4,050,000	4,151,250
		41,185,024
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(2)	3,560,000	3,898,200
Ball Corp., 6.75%, 9/15/20(2)	3,410,000	3,751,000
		7,649,200
DIVERSIFIED FINANCIAL SERVICES — 3.8%
Bank of America Corp., 4.50%, 4/1/15(2)	5,420,000	5,617,760
Bank of America Corp., 3.75%, 7/12/16	3,620,000	3,640,891
Bank of America Corp., 6.50%, 8/1/16(2)	6,910,000	7,603,204
Bank of America Corp., 3.875%, 3/22/17	3,500,000	3,522,460
Bank of America Corp., 5.75%, 12/1/17(2)	2,890,000	3,102,507
Bank of America Corp., 5.625%, 7/1/20(2)	5,080,000	5,303,042
Bank of America Corp., 5.875%, 2/7/42	2,400,000	2,388,398
Citigroup, Inc., 6.01%, 1/15/15(2)	12,960,000	14,090,164
Citigroup, Inc., 4.75%, 5/19/15	1,420,000	1,496,116
Citigroup, Inc., 4.45%, 1/10/17	2,880,000	3,019,404
Citigroup, Inc., 6.125%, 5/15/18(2)	13,080,000	14,677,617
Citigroup, Inc., 5.875%, 1/30/42	1,070,000	1,109,299
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	3,180,000	3,324,423
General Electric Capital Corp., 3.75%, 11/14/14(2)	9,460,000	10,066,358
General Electric Capital Corp., 2.25%, 11/9/15(2)	5,220,000	5,369,344
General Electric Capital Corp., 5.625%, 9/15/17(2)	5,480,000	6,385,822
General Electric Capital Corp., 4.375%, 9/16/20(2)	6,970,000	7,351,078
General Electric Capital Corp., 5.30%, 2/11/21(2)	$ 2,820,000	$ 3,058,502
General Electric Capital Corp., MTN, 6.00%, 8/7/19(2)	8,480,000	9,914,604
General Electric Capital Corp., MTN, 4.65%, 10/17/21(2)	2,280,000	2,430,402
General Electric Capital Corp., MTN, 5.875%, 1/14/38(2)	2,150,000	2,364,658
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(2)	3,520,000	3,748,884
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(2)	3,790,000	3,859,876
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	7,410,000	7,413,164
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(2)	7,120,000	7,247,334
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	4,200,000	4,327,168
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)	2,210,000	2,183,862
HSBC Holdings plc, 5.10%, 4/5/21	2,800,000	3,031,372
HSBC Holdings plc, 6.80%, 6/1/38(2)	1,620,000	1,855,989
JP Morgan Chase Capital XXV, Series Y, 6.80%, 10/1/37(2)	2,430,000	2,455,758
JPMorgan Chase & Co., 3.45%, 3/1/16	4,600,000	4,799,741
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	13,980,000	16,188,267
Morgan Stanley, 6.00%, 4/28/15(2)	6,310,000	6,609,176
Morgan Stanley, 6.625%, 4/1/18(2)	5,770,000	6,081,892
Morgan Stanley, 5.625%, 9/23/19(2)	4,780,000	4,730,331
Morgan Stanley, 5.50%, 7/24/20(2)	70,000	68,409
Syngenta Finance NV, 3.125%, 3/28/22	2,370,000	2,389,671
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	1,920,000	1,932,605
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	7,130,000	7,912,803
		202,672,355
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.4%
AT&T, Inc., 6.70%, 11/15/13(2)	2,170,000	2,374,607
AT&T, Inc., 5.10%, 9/15/14(2)	1,000,000	1,101,249

15

Principal Amount	Value
AT&T, Inc., 3.875%, 8/15/21(2)	$ 3,160,000	$ 3,347,600
AT&T, Inc., 6.80%, 5/15/36(2)	1,000,000	1,236,062
AT&T, Inc., 6.55%, 2/15/39(2)	9,690,000	11,798,883
British Telecommunications plc, 5.15%, 1/15/13(2)	2,060,000	2,128,800
British Telecommunications plc, 5.95%, 1/15/18(2)	6,730,000	7,821,862
CenturyLink, Inc., 6.15%, 9/15/19(2)	3,300,000	3,429,914
CenturyLink, Inc., 5.80%, 3/15/22(2)	2,610,000	2,552,486
CenturyLink, Inc., Series P, 7.60%, 9/15/39(2)	1,640,000	1,551,988
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	1,280,000	1,268,068
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(2)	4,800,000	5,821,445
France Telecom SA, 4.375%, 7/8/14(2)	3,140,000	3,354,622
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	2,955,000	3,117,525
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	3,100,000	3,317,000
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	2,800,000	2,845,912
Telefonica Emisiones SAU, 5.46%, 2/16/21	3,030,000	2,949,738
Verizon Communications, Inc., 6.10%, 4/15/18(2)	1,854,000	2,234,448
Verizon Communications, Inc., 8.75%, 11/1/18(2)	2,670,000	3,627,099
Verizon Communications, Inc., 7.35%, 4/1/39(2)	3,660,000	4,913,817
Windstream Corp., 7.875%, 11/1/17(2)	2,810,000	3,112,075
		73,905,200
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17(2)	3,600,000	4,072,500
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	3,484,000	3,989,180
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	1,310,000	1,382,050
		5,371,230
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16(2)	$ 2,580,000	$ 2,693,603
Noble Holding International Ltd., 3.95%, 3/15/22(2)	1,130,000	1,131,011
Pride International, Inc., 6.875%, 8/15/20(2)	800,000	976,856
Transocean, Inc., 6.50%, 11/15/20(2)	2,190,000	2,451,970
Transocean, Inc., 6.375%, 12/15/21(2)	1,030,000	1,160,630
Weatherford International Ltd., 9.625%, 3/1/19(2)	3,400,000	4,510,814
		12,924,884
FOOD AND STAPLES RETAILING — 0.5%
CVS Caremark Corp., 6.60%, 3/15/19(2)	6,730,000	8,311,288
Delhaize Group SA, 5.875%, 2/1/14(2)	4,310,000	4,636,176
Delhaize Group SA, 6.50%, 6/15/17(2)	550,000	636,180
Kroger Co. (The), 6.40%, 8/15/17(2)	2,000,000	2,413,518
Safeway, Inc., 4.75%, 12/1/21	2,220,000	2,298,524
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	1,060,000	1,285,412
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	640,000	816,420
Wal-Mart Stores, Inc., 5.625%, 4/1/40(2)	940,000	1,129,627
Wal-Mart Stores, Inc., 4.875%, 7/8/40	3,440,000	3,756,191
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	2,830,000	3,134,511
		28,417,847
FOOD PRODUCTS — 0.5%
General Mills, Inc., 5.25%, 8/15/13(2)	4,970,000	5,275,884
Kellogg Co., 4.45%, 5/30/16(2)	2,400,000	2,658,379
Kraft Foods, Inc., 6.125%, 2/1/18(2)	2,800,000	3,363,391
Kraft Foods, Inc., 5.375%, 2/10/20(2)	9,010,000	10,429,535
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	1,900,000	1,981,829
Mead Johnson Nutrition Co., 5.90%, 11/1/39(2)	1,160,000	1,346,241
Tyson Foods, Inc., 6.85%, 4/1/16(2)	2,580,000	2,941,200
		27,996,459

16

Principal Amount	Value
GAS UTILITIES — 1.2%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	$ 950,000	$ 1,089,705
El Paso Corp., 7.25%, 6/1/18(2)	4,040,000	4,541,772
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20(2)	3,360,000	3,770,414
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	2,470,000	2,994,917
Enbridge Energy Partners LP, 5.20%, 3/15/20(2)	1,010,000	1,122,430
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	1,460,000	1,549,635
Energy Transfer Partners LP, 6.50%, 2/1/42(2)	1,830,000	1,929,364
Enterprise Products Operating LLC, 3.70%, 6/1/15(2)	2,500,000	2,674,523
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	4,370,000	5,156,543
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	4,475,000	4,988,220
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	3,630,000	4,330,561
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(2)	2,340,000	2,574,145
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	1,530,000	1,517,358
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	3,270,000	3,635,750
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	3,450,000	4,084,910
Plains All American Pipeline LP / PAA Finance Corp., 3.95%, 9/15/15(2)	2,750,000	2,951,418
Plains All American Pipeline LP / PAA Finance Corp., 8.75%, 5/1/19(2)	3,960,000	5,163,598
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22(2)	3,830,000	3,766,345
Williams Partners LP, 4.125%, 11/15/20(2)	4,003,000	4,119,039
		61,960,647
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.1%
Covidien International Finance SA, 1.875%, 6/15/13(2)	$ 3,580,000	$ 3,619,437
HEALTH CARE PROVIDERS AND SERVICES — 0.6%
Aristotle Holding, Inc., 3.90%, 2/15/22(4)	4,250,000	4,302,670
Express Scripts, Inc., 7.25%, 6/15/19(2)	8,020,000	9,919,433
HCA, Inc., 7.875%, 2/15/20(2)	4,980,000	5,496,675
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	7,061,000	7,576,255
Universal Health Services, Inc., 7.125%, 6/30/16(2)	4,140,000	4,698,900
WellPoint, Inc., 5.80%, 8/15/40(2)	1,470,000	1,742,837
		33,736,770
HOTELS, RESTAURANTS AND LEISURE — 0.1%
International Game Technology, 5.50%, 6/15/20(2)	2,150,000	2,288,600
McDonald’s Corp., 5.35%, 3/1/18(2)	1,550,000	1,856,887
Wyndham Worldwide Corp., 6.00%, 12/1/16(2)	23,000	25,658
Wyndham Worldwide Corp., 2.95%, 3/1/17(2)	2,340,000	2,321,790
Yum! Brands, Inc., 3.75%, 11/1/21(2)	1,370,000	1,391,946
		7,884,881
HOUSEHOLD DURABLES — 0.1%
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	2,620,000	2,854,700
HOUSEHOLD PRODUCTS — 0.1%
Jarden Corp., 8.00%, 5/1/16	4,960,000	5,387,800
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(4)	1,700,000	1,661,750
General Electric Co., 5.00%, 2/1/13(2)	2,708,000	2,807,226
General Electric Co., 5.25%, 12/6/17(2)	4,251,000	4,921,026
		9,390,002
INSURANCE — 1.3%
Allstate Corp. (The), 7.45%, 5/16/19	4,840,000	6,077,240
Allstate Corp. (The), 5.20%, 1/15/42(2)	2,130,000	2,229,724
American International Group, Inc., 3.65%, 1/15/14	1,680,000	1,711,821

17

Principal Amount	Value
American International Group, Inc., 5.85%, 1/16/18(2)	$11,720,000	$ 12,773,874
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	2,770,000	2,995,849
Berkshire Hathaway, Inc., 3.75%, 8/15/21	1,230,000	1,272,431
CNA Financial Corp., 5.875%, 8/15/20(2)	1,640,000	1,760,402
CNA Financial Corp., 5.75%, 8/15/21	1,080,000	1,152,555
Dolphin Subsidiary II, Inc., 6.50%, 10/15/16(2)(4)	2,520,000	2,721,600
Genworth Financial, Inc., 7.20%, 2/15/21(2)	1,680,000	1,713,718
Genworth Financial, Inc., 7.625%, 9/24/21(2)	500,000	517,932
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	3,780,000	3,911,268
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	2,420,000	2,664,616
International Lease Finance Corp., 4.875%, 4/1/15	700,000	693,340
International Lease Finance Corp., 5.75%, 5/15/16(2)	1,520,000	1,519,395
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(4)	2,158,000	2,158,171
Lincoln National Corp., 6.25%, 2/15/20(2)	4,240,000	4,832,587
MetLife, Inc., 6.75%, 6/1/16(2)	2,570,000	3,055,584
Prudential Financial, Inc., 7.375%, 6/15/19(2)	3,690,000	4,566,548
Prudential Financial, Inc., 5.375%, 6/21/20(2)	1,000,000	1,121,566
Prudential Financial, Inc., 5.625%, 5/12/41(2)	1,640,000	1,708,795
Prudential Financial, Inc., MTN, 3.625%, 9/17/12(2)	1,850,000	1,873,863
Prudential Financial, Inc., MTN, 5.70%, 12/14/36(2)	1,275,000	1,359,471
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(2)(4)	2,920,000	2,756,573
		67,148,923
INTERNET SOFTWARE AND SERVICES — 0.1%
Google, Inc., 2.125%, 5/19/16(2)	2,880,000	2,996,107
IT SERVICES — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22(2)(4)	$ 2,240,000	$ 2,217,600
International Business Machines Corp., 1.95%, 7/22/16	7,940,000	8,154,420
		10,372,020
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(2)	3,450,000	4,171,060
MEDIA — 2.3%
Comcast Corp., 5.90%, 3/15/16(2)	8,444,000	9,756,628
Comcast Corp., 6.50%, 11/15/35(2)	3,730,000	4,483,117
Comcast Corp., 6.40%, 5/15/38(2)	4,900,000	5,846,180
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	2,630,000	2,860,072
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	4,120,000	4,353,901
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	6,200,000	6,729,288
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.80%, 3/15/22(4)	1,710,000	1,689,295
Discovery Communications LLC, 5.625%, 8/15/19(2)	2,803,000	3,268,079
DISH DBS Corp., 7.00%, 10/1/13(2)	1,815,000	1,942,050
DISH DBS Corp., 7.125%, 2/1/16(2)	2,770,000	3,078,162
DISH DBS Corp., 6.75%, 6/1/21(2)	1,820,000	1,970,150
Embarq Corp., 7.08%, 6/1/16(2)	944,000	1,063,927
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	6,040,000	6,946,000
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22(2)	1,400,000	1,373,119
Lamar Media Corp., 9.75%, 4/1/14(2)	3,380,000	3,819,400
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	3,950,000	4,476,618
NBCUniversal Media LLC, 4.375%, 4/1/21	5,630,000	6,039,554

18

Principal Amount	Value
News America, Inc., 4.50%, 2/15/21(2)	$ 1,600,000	$ 1,708,640
News America, Inc., 6.90%, 8/15/39(2)	4,090,000	4,849,689
Omnicom Group, Inc., 4.45%, 8/15/20(2)	3,840,000	4,137,623
Qwest Corp., 7.50%, 10/1/14(2)	800,000	895,818
SBA Telecommunications, Inc., 8.00%, 8/15/16(2)	1,138,000	1,229,040
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	1,797,000	1,990,178
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	7,630,000	9,319,099
Time Warner, Inc., 3.15%, 7/15/15(2)	3,500,000	3,709,450
Time Warner, Inc., 4.875%, 3/15/20(2)	3,450,000	3,822,493
Time Warner, Inc., 7.70%, 5/1/32(2)	2,740,000	3,575,251
Viacom, Inc., 4.375%, 9/15/14(2)	3,580,000	3,861,678
Viacom, Inc., 4.50%, 3/1/21(2)	5,090,000	5,497,572
Virgin Media Secured Finance plc, 6.50%, 1/15/18(2)	7,440,000	8,118,900
		122,410,971
METALS AND MINING — 0.7%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	4,080,000	4,205,134
ArcelorMittal, 9.85%, 6/1/19(2)	1,800,000	2,168,210
ArcelorMittal, 5.25%, 8/5/20(2)	2,710,000	2,656,467
ArcelorMittal, 6.25%, 2/25/22	1,590,000	1,610,002
Barrick North America Finance LLC, 4.40%, 5/30/21	3,250,000	3,430,869
Newmont Mining Corp., 3.50%, 3/15/22(2)	2,240,000	2,161,622
Newmont Mining Corp., 6.25%, 10/1/39(2)	2,640,000	2,935,492
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	1,660,000	1,697,330
Teck Resources Ltd., 5.375%, 10/1/15(2)	1,589,000	1,755,918
Teck Resources Ltd., 3.15%, 1/15/17	2,620,000	2,695,985
Teck Resources Ltd., 3.85%, 8/15/17	800,000	848,428
Vale Overseas Ltd., 5.625%, 9/15/19(2)	5,950,000	6,676,971
Vale Overseas Ltd., 4.625%, 9/15/20	$ 4,470,000	$ 4,722,600
Xstrata Canada Financial Corp., 2.85%, 11/10/14(4)	1,000,000	1,018,691
		38,583,719
MULTI-UTILITIES — 1.4%
Carolina Power & Light Co., 5.15%, 4/1/15(2)	1,123,000	1,257,159
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	2,331,000	2,591,965
CMS Energy Corp., 4.25%, 9/30/15	1,210,000	1,261,482
CMS Energy Corp., 8.75%, 6/15/19(2)	6,660,000	8,153,718
Dominion Resources, Inc., 6.40%, 6/15/18(2)	4,350,000	5,331,617
Dominion Resources, Inc., 4.90%, 8/1/41	4,820,000	5,060,002
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18(2)	1,670,000	2,142,817
Duke Energy Corp., 3.95%, 9/15/14(2)	4,010,000	4,294,554
Duke Energy Corp., 3.55%, 9/15/21	400,000	413,710
Edison International, 3.75%, 9/15/17(2)	2,920,000	3,066,447
Exelon Generation Co. LLC, 5.20%, 10/1/19(2)	3,000,000	3,333,951
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	5,220,000	5,867,196
Florida Power Corp., 6.35%, 9/15/37(2)	1,307,000	1,685,531
Ipalco Enterprises, Inc., 5.00%, 5/1/18(2)	2,370,000	2,370,000
Niagara Mohawk Power Corp., 4.88%, 8/15/19(4)	1,600,000	1,758,845
Nisource Finance Corp., 4.45%, 12/1/21	1,600,000	1,671,547
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	2,247,000	2,685,940
PacifiCorp, 6.00%, 1/15/39(2)	2,340,000	2,891,791
PG&E Corp., 5.75%, 4/1/14(2)	1,030,000	1,122,877
Progress Energy, Inc., 3.15%, 4/1/22	1,940,000	1,899,458
Public Service Company of Colorado, 4.75%, 8/15/41	1,100,000	1,193,856
San Diego Gas & Electric Co., 3.00%, 8/15/21	2,470,000	2,531,313
Sempra Energy, 8.90%, 11/15/13(2)	3,740,000	4,185,527

19

Principal Amount	Value
Sempra Energy, 6.50%, 6/1/16(2)	$ 2,090,000	$ 2,472,399
Sempra Energy, 9.80%, 2/15/19(2)	1,840,000	2,508,299
Southern California Edison Co., 5.625%, 2/1/36(2)	780,000	941,101
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,153,370
Xcel Energy, Inc., 4.80%, 9/15/41	1,210,000	1,271,118
		75,117,590
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	2,650,000	3,043,525
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	1,370,000	1,433,998
OIL, GAS AND CONSUMABLE FUELS — 2.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	1,336,000	1,362,720
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	4,240,000	4,892,159
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	3,320,000	3,845,251
Arch Western Finance LLC, 6.75%, 7/1/13(2)	1,577,000	1,582,914
BP Capital Markets plc, 3.20%, 3/11/16(2)	820,000	869,463
BP Capital Markets plc, 2.25%, 11/1/16	4,290,000	4,404,105
BP Capital Markets plc, 4.50%, 10/1/20(2)	2,260,000	2,486,124
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	2,260,000	2,441,767
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	2,400,000	2,544,000
ConocoPhillips, 5.75%, 2/1/19(2)	4,200,000	5,116,768
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	3,089,000	4,151,764
Devon Energy Corp., 5.60%, 7/15/41(2)	3,840,000	4,323,418
EOG Resources, Inc., 5.625%, 6/1/19(2)	1,800,000	2,127,955
Hess Corp., 6.00%, 1/15/40(2)	2,100,000	2,406,705
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	2,660,000	2,773,351
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	1,810,000	1,971,466
Newfield Exploration Co., 6.875%, 2/1/20(2)	5,960,000	6,272,900
Newfield Exploration Co., 5.75%, 1/30/22(2)	$ 1,600,000	$ 1,684,000
Nexen, Inc., 6.20%, 7/30/19(2)	2,850,000	3,311,515
Nexen, Inc., 5.875%, 3/10/35(2)	2,815,000	2,910,825
Noble Energy, Inc., 4.15%, 12/15/21	5,240,000	5,364,251
Occidental Petroleum Corp., 1.75%, 2/15/17	2,050,000	2,074,713
Peabody Energy Corp., 7.375%, 11/1/16(2)	1,580,000	1,741,950
Peabody Energy Corp., 6.50%, 9/15/20(2)	2,200,000	2,211,000
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	2,000,000	2,300,000
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	4,120,000	4,583,290
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	7,580,000	8,196,701
Petroleos Mexicanos, 6.00%, 3/5/20(2)	3,600,000	4,116,600
Petroleos Mexicanos, 6.50%, 6/2/41(2)(4)	1,760,000	1,988,800
Phillips 66, 4.30%, 4/1/22(2)(4)	2,630,000	2,679,562
Shell International Finance BV, 6.375%, 12/15/38(2)	10,000	13,238
Suncor Energy, Inc., 6.10%, 6/1/18(2)	3,065,000	3,686,781
Suncor Energy, Inc., 6.85%, 6/1/39(2)	1,650,000	2,130,444
Talisman Energy, Inc., 7.75%, 6/1/19(2)	6,020,000	7,375,740
Weatherford International Ltd., 4.50%, 4/15/22	3,000,000	2,995,650
		112,937,890
PAPER AND FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)(4)	8,100,000	9,054,447
International Paper Co., 4.75%, 2/15/22	3,200,000	3,377,418
		12,431,865
PERSONAL PRODUCTS — 0.1%
Procter & Gamble Co. (The), 1.45%, 8/15/16(2)	3,820,000	3,860,141
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.30%, 5/27/40(2)	185,000	214,055
AstraZeneca plc, 5.90%, 9/15/17(2)	830,000	995,727

20

Principal Amount	Value
Roche Holdings, Inc., 6.00%, 3/1/19(2)(4)	$ 8,353,000	$ 10,198,311
Roche Holdings, Inc., 7.00%, 3/1/39(2)(4)	3,820,000	5,197,958
Sanofi, 4.00%, 3/29/21(2)	2,172,000	2,369,142
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	6,850,000	7,337,288
		26,312,481
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
American Tower Corp., 4.625%, 4/1/15(2)	4,400,000	4,690,039
American Tower Corp., 4.70%, 3/15/22(2)	4,300,000	4,341,400
Boston Properties LP, 5.00%, 6/1/15(2)	1,500,000	1,645,191
Developers Diversified Realty Corp., 5.375%, 10/15/12(2)	1,750,000	1,767,745
Developers Diversified Realty Corp., 4.75%, 4/15/18(2)	7,620,000	7,901,948
Digital Realty Trust LP, 4.50%, 7/15/15	860,000	903,529
HCP, Inc., 3.75%, 2/1/16(2)	3,340,000	3,446,636
Reckson Operating Partnership LP, 6.00%, 3/31/16(2)	1,660,000	1,765,493
Reckson Operating Partnership LP, 7.75%, 3/15/20(2)	3,805,000	4,340,048
Simon Property Group LP, 5.10%, 6/15/15(2)	60,000	66,161
Simon Property Group LP, 5.75%, 12/1/15(2)	2,980,000	3,363,130
UDR, Inc., 4.25%, 6/1/18(2)	2,540,000	2,719,890
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	4,560,000	4,681,884
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	730,000	737,631
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	2,820,000	2,744,571
WEA Finance LLC, 4.625%, 5/10/21(2)(4)	5,040,000	5,105,958
		50,221,254
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, 6.625%, 12/1/19(2)	3,340,000	3,761,147
ProLogis LP, 6.875%, 3/15/20(2)	144,000	165,617
		3,926,764
ROAD AND RAIL — 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	$ 4,310,000	$ 4,485,210
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	1,480,000	1,544,812
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	2,520,000	2,571,174
CSX Corp., 5.75%, 3/15/13(2)	1,680,000	1,756,521
CSX Corp., 4.25%, 6/1/21(2)	900,000	965,746
CSX Corp., 4.75%, 5/30/42	2,420,000	2,348,438
Norfolk Southern Corp., 5.75%, 4/1/18(2)	2,400,000	2,838,561
Union Pacific Corp., 4.75%, 9/15/41	3,640,000	3,715,614
		20,226,076
SOFTWARE — 0.3%
Intuit, Inc., 5.75%, 3/15/17(2)	5,123,000	5,879,831
Oracle Corp., 5.25%, 1/15/16(2)	4,000,000	4,593,420
Oracle Corp., 6.125%, 7/8/39(2)	3,940,000	4,889,859
		15,363,110
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	2,290,000	2,812,358
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21(2)	2,600,000	2,627,414
Hanesbrands, Inc., 6.375%, 12/15/20(2)	3,230,000	3,334,975
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	3,550,000	3,967,125
		9,929,514
TOBACCO — 0.2%
Altria Group, Inc., 9.25%, 8/6/19(2)	3,535,000	4,759,011
Philip Morris International, Inc., 4.125%, 5/17/21(2)	4,240,000	4,594,040
		9,353,051
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32(2)	1,190,000	1,701,850
America Movil SAB de CV, 5.00%, 10/16/19(2)	2,090,000	2,332,315
America Movil SAB de CV, 5.00%, 3/30/20(2)	1,200,000	1,339,951

21

Principal Amount	Value
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/1/14(2)	$ 7,070,000	$ 7,649,259
Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)	2,490,000	3,422,500
Vodafone Group plc, 5.00%, 12/16/13(2)	3,970,000	4,246,943
Vodafone Group plc, 5.625%, 2/27/17(2)	3,320,000	3,886,824
		24,579,642
TOTAL CORPORATE BONDS (Cost $1,330,360,558)		1,421,640,669
U.S. Treasury Securities — 23.6%
U.S. Treasury Bonds, 10.625%, 8/15/15(2)	19,570,000	26,116,772
U.S. Treasury Bonds, 8.125%, 8/15/21(2)	9,735,000	14,813,175
U.S. Treasury Bonds, 6.75%, 8/15/26(2)	6,000,000	8,850,936
U.S. Treasury Bonds, 6.125%, 11/15/27(2)	13,206,000	18,641,101
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	8,000,000	10,693,752
U.S. Treasury Bonds, 5.25%, 2/15/29(2)	12,500,000	16,347,663
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	21,000,000	28,202,349
U.S. Treasury Bonds, 4.75%, 2/15/37(2)	5,160,000	6,512,080
U.S. Treasury Bonds, 4.25%, 5/15/39(2)	6,300,000	7,399,545
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	36,250,000	43,415,030
U.S. Treasury Bonds, 4.625%, 2/15/40(2)	41,500,000	51,661,026
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	26,000,000	31,147,194
U.S. Treasury Bonds, 3.125%, 11/15/41(2)	14,200,000	13,569,875
U.S. Treasury Notes, 1.375%, 1/15/13(2)	30,000,000	30,278,910
U.S. Treasury Notes, 1.375%, 5/15/13(2)	69,700,000	70,582,123
U.S. Treasury Notes, 0.375%, 6/30/13(2)	55,000,000	55,083,820
U.S. Treasury Notes, 0.75%, 8/15/13(2)	65,000,000	65,421,525
U.S. Treasury Notes, 0.75%, 9/15/13(2)	55,000,000	55,373,835
U.S. Treasury Notes, 0.50%, 10/15/13(2)	80,000,000	80,243,760
U.S. Treasury Notes, 1.25%, 3/15/14(2)	$20,380,000	$ 20,738,240
U.S. Treasury Notes, 2.375%, 8/31/14(2)	45,900,000	48,030,035
U.S. Treasury Notes, 2.625%, 12/31/14(2)	51,800,000	54,798,754
U.S. Treasury Notes, 2.25%, 1/31/15(2)	80,000,000	83,906,240
U.S. Treasury Notes, 0.375%, 3/15/15(2)	42,100,000	41,945,409
U.S. Treasury Notes, 1.25%, 9/30/15(2)	20,500,000	20,921,213
U.S. Treasury Notes, 3.00%, 8/31/16(2)	10,000,000	10,901,560
U.S. Treasury Notes, 0.875%, 1/31/17(2)	44,500,000	44,228,817
U.S. Treasury Notes, 0.875%, 2/28/17(2)	85,000,000	84,395,735
U.S. Treasury Notes, 2.375%, 7/31/17(2)	20,000,000	21,259,380
U.S. Treasury Notes, 2.625%, 4/30/18(2)	8,380,000	9,004,570
U.S. Treasury Notes, 1.375%, 11/30/18(2)	15,000,000	14,854,695
U.S. Treasury Notes, 2.00%, 2/15/22(2)	166,900,000	163,640,276
TOTAL U.S. TREASURY SECURITIES (Cost $1,213,865,082)		1,252,979,395
Commercial Mortgage-Backed Securities(1) — 6.3%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/11/12(2)	5,000,000	5,265,158
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	2,526,266	2,578,038
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(2)	3,100,000	3,262,482
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	1,645,439	1,679,497
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/10/12(2)	4,025,000	4,478,237
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/10/12(2)	4,550,000	4,877,170

22

Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2, VRN, 4.72%, 4/11/12	$ 4,338,278	$ 4,368,457
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41(2)	2,655,000	2,791,573
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	4,890,000	4,915,948
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.23%, 4/15/12(2)	3,800,000	3,863,171
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 4/10/12(2)	3,700,320	3,818,818
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/15/12(2)	10,935,000	11,729,608
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.42%, 4/15/12(2)(4)	2,895,379	2,607,704
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(2)	4,550,000	4,561,832
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(2)	4,325,000	4,451,913
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/10/12(2)	8,700,000	9,437,112
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/10/12(2)	4,050,000	4,224,405
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	19,210,547	19,473,174
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/10/12(2)	12,875,000	13,912,628
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2 SEQ, 4.48%, 7/10/39(2)	2,625,207	2,624,873
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	$18,096,000	$ 19,345,646
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	12,560,000	13,661,079
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	13,575,000	14,294,217
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	19,900,000	20,977,217
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(2)	7,600,000	8,203,873
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/15/12(2)	2,875,000	2,974,453
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	6,445,596	6,648,845
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3 SEQ, 4.65%, 7/15/30(2)	6,338,893	6,345,317
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30(2)	7,600,000	8,289,358
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(2)	5,850,000	5,861,448
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30(2)	9,500,000	10,467,604
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(2)	13,160,000	14,056,505
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(2)	10,900,000	11,719,473
Morgan Stanley Capital I, Series 2004-HQ3, Class A3 SEQ, 4.49%, 1/13/41(2)	1,569,955	1,575,597

23

Principal Amount	Value
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)		$ 8,284,583	$ 8,373,170
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41(2)		13,925,000	15,005,462
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)		3,780,488	3,827,648
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)		25,850,000	27,782,908
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(2)		15,191,010	15,377,541
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/15/12(2)		4,614,000	4,973,265
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $329,338,245)			334,682,424
Sovereign Governments and Agencies — 3.8%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19(2)		11,310,000	13,583,310
Brazilian Government International Bond, 4.875%, 1/22/21		5,020,000	5,707,740
Brazilian Government International Bond, 5.625%, 1/7/41(2)		2,890,000	3,345,175
			22,636,225
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22(2)		246,000	347,643
Province of Ontario Canada, 5.45%, 4/27/16(2)		3,630,000	4,221,058
Province of Ontario Canada, 1.60%, 9/21/16(2)		3,900,000	3,936,676
			8,505,377
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21(2)		3,580,000	3,651,600
COLOMBIA — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		3,090,000	3,375,825
ITALY†
Republic of Italy, 6.875%, 9/27/23(2)		$ 1,920,000	$ 2,045,760
MEXICO — 0.4%
United Mexican States, 5.625%, 1/15/17(2)		2,435,000	2,828,252
United Mexican States, 5.95%, 3/19/19(2)		9,100,000	10,956,400
United Mexican States, 5.125%, 1/15/20(2)		3,290,000	3,791,725
United Mexican States, 6.05%, 1/11/40(2)		2,810,000	3,400,100
United Mexican States, MTN, 4.75%, 3/8/44		2,260,000	2,220,450
			23,196,927
PERU — 0.1%
Republic of Peru, 6.55%, 3/14/37(2)		1,620,000	2,071,980
Republic of Peru, 5.625%, 11/18/50(2)		2,640,000	2,970,000
			5,041,980
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(2)		1,260,000	1,330,182
Poland Government International Bond, 5.125%, 4/21/21(2)		2,400,000	2,575,200
			3,905,382
SOUTH KOREA — 0.2%
Export-Import Bank of Korea, 3.75%, 10/20/16		3,690,000	3,824,054
Korea Development Bank, 3.25%, 3/9/16(2)		3,480,000	3,538,798
Korea Development Bank, 4.00%, 9/9/16(2)		2,470,000	2,586,466
			9,949,318
UNITED KINGDOM — 2.3%
Government of United Kingdom, 3.75%, 9/7/21	GBP	52,750,000	96,250,030
Government of United Kingdom, 4.50%, 12/7/42	GBP	13,140,000	25,596,975
			121,847,005
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $194,705,553)			204,155,399

24

Principal Amount	Value
Collateralized Mortgage Obligations(1) — 3.8%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.0%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	$ 2,354,682	$ 1,473,515
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	6,102,820	6,269,937
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.81%, 4/25/12(2)	8,502,085	7,286,989
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(2)	724,395	715,474
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	3,986,894	3,951,915
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 4/25/12(2)	5,714,451	5,431,777
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(2)	1,936,984	2,020,996
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	2,695,036	2,797,982
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	2,041,424	2,057,611
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	3,083,045	2,970,267
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.60%, 4/25/12(2)	1,794,059	1,646,231
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35(2)	4,203,208	4,215,826
JP Morgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	2,458,696	2,475,062
JP Morgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 4/25/12(2)	3,803,087	3,229,161
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.73%, 4/25/12(2)	$ 7,694,908	$ 5,834,599
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 4/21/12(2)	5,000,000	4,923,213
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.01%, 4/18/12	5,576,858	5,883,716
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	3,149,520	3,058,620
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/25/12	5,614,863	5,704,327
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(2)	3,161,502	3,322,121
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.86%, 4/25/12(2)	3,098,165	3,144,927
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	2,097,816	2,031,221
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	617,613	619,399
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	2,978,525	3,028,899
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-6, Class A1 SEQ, 5.25%, 8/25/35	2,242,961	2,252,442
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35(2)	6,008,421	6,161,988
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 4/25/12(2)	4,161,834	4,215,892
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	10,896,961	10,839,104

25

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36(2)	$ 7,621,210	$ 7,542,990
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	4,622,397	4,256,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	5,305,736	5,345,956
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(2)	10,600,000	10,133,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36(2)	3,139,854	3,041,180
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 5.30%, 4/25/12	2,352,757	2,016,212
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 5.43%, 4/25/12(2)	1,277,306	1,213,875
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(2)	5,093,425	5,016,733
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	5,470,953	5,728,872
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.09%, 4/25/12	6,483,338	6,582,070
		158,441,032
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
FHLB, Series 00-1239, Class 1, 4.81%, 8/20/15(2)	1,542,702	1,670,616
FHLMC, Series 3397, Class GF, VRN, 0.74%, 4/15/12	4,391,848	4,425,085
FHLMC, Series 3599, Class B SEQ, 1.60%, 11/15/14	2,590,634	2,596,878
FHLMC, Series 2840, Class VK, 5.50%, 7/15/15	1,478,439	1,583,618
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(2)	2,730,659	3,014,028
FNMA, Series 2006-43, Class FM, VRN, 0.54%, 4/25/12	6,832,594	6,822,916
FNMA, Series 2007-36, Class FB, VRN, 0.64%, 4/25/12	$11,122,075	$ 11,137,534
FNMA, Series 1989-35, Class G, SEQ, 9.50%, 7/25/19(2)	14,449	16,711
GNMA, Series 2007-5, Class FA, VRN, 0.38%, 4/20/12	11,483,185	11,464,233
		42,731,619
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $197,857,593)		201,172,651
Municipal Securities — 1.7%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(2)	1,610,000	1,692,883
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	2,100,000	2,688,504
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	1,694,000	2,224,696
California GO, (Building Bonds), 6.65%, 3/1/22(2)	1,660,000	2,002,093
California GO, (Building Bonds), 7.55%, 4/1/39(2)	1,250,000	1,612,500
California GO, (Building Bonds), 7.30%, 10/1/39(2)	500,000	628,515
California GO, (Building Bonds), 7.60%, 11/1/40(2)	665,000	863,855
Illinois GO, 5.88%, 3/1/19(2)	5,495,000	6,049,061
Illinois GO, (Building Bonds), 7.35%, 7/1/35(2)	920,000	1,079,675
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	5,602,000	5,324,029
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	1,055,000	1,168,771
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(2)(5)	7,700,000	8,003,303
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35(2)	1,665,000	1,764,933
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49(2)	3,100,000	4,041,470
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(2)	1,900,000	2,409,390

26

Principal Amount	Value
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	$ 620,000	$ 733,299
Los Angeles Unified School District GO, Series 2010 J, (Election of 2005), 5.98%, 5/1/27(2)	1,000,000	1,143,000
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41(2)	795,000	962,125
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	2,235,000	2,757,945
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	1,470,000	1,881,497
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(2)	2,050,000	2,426,975
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	1,880,000	2,692,874
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	2,140,000	2,954,398
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40(2)	890,000	994,379
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/2111(2)	1,000,000	1,016,720
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	2,830,000	3,054,929
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	1,420,000	1,726,024
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(2)	1,385,000	1,546,990
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51(2)	2,000,000	2,143,100
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	$ 5,195,000	$ 6,126,464
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	2,385,000	2,836,385
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	2,620,000	2,930,758
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(2)	1,700,000	2,153,356
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	2,375,000	2,844,989
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	2,990,000	3,533,253
TOTAL MUNICIPAL SECURITIES (Cost $75,621,835)		88,013,138
U.S. Government Agency Securities — 1.6%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
FHLMC, 5.00%, 2/16/17(2)	2,000,000	2,359,728
FHLMC, 4.875%, 6/13/18(2)	5,395,000	6,441,074
FHLMC, 2.375%, 1/13/22	10,900,000	10,718,864
FNMA, 1.625%, 10/26/15	4,250,000	4,381,325
		23,900,991
GOVERNMENT-BACKED CORPORATE BONDS(6) — 1.2%
Ally Financial, Inc., 1.75%, 10/30/12(2)	29,500,000	29,765,677
Citigroup Funding, Inc., 1.875%, 10/22/12	12,000,000	12,112,488
Citigroup Funding, Inc., 1.875%, 11/15/12(2)	21,700,000	21,922,902
		63,801,067
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $85,841,273)		87,702,058

27

	Principal Amount	Value
Asset-Backed Securities(1) — 0.3%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	$ 7,053,601	$ 7,195,505
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	10,550,000	10,554,850
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.79%, 4/25/12(2)	35,825	35,822
TOTAL ASSET-BACKED SECURITIES (Cost $17,638,285)		17,786,177
Temporary Cash Investments — 4.5%
Crown Point Capital Co. LLC, 0.18%, 4/2/12(4)(7)	200,000,000	199,996,840
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $6,808,236), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $6,668,149)		6,668,143
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $4,245,557),in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $4,167,600)		4,167,589

	Shares/ Principal Amount	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $5,111,131), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $5,001,120)
		$ 5,001,107
SSgA U.S. Government Money Market Fund	2,785,054	2,785,054
U.S. Treasury Bills, 0.13%, 8/30/12(2)(7)	$20,000,000	19,990,220
TOTAL TEMPORARY CASH INVESTMENTS (Cost $238,609,987)		238,608,953
TOTAL INVESTMENT SECURITIES — 102.9% (Cost $5,253,932,321)		5,471,996,457
OTHER ASSETS AND LIABILITIES — (2.9)%		(151,980,483)
TOTAL NET ASSETS — 100.0%		$5,320,015,974

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
26,659,532	GBP for USD	UBS AG	4/27/12	$42,635,335	$(1,110,315)
50,000,000	GBP for USD	Deutsche Bank	4/27/12	79,962,647	(2,102,647)
				$122,597,982	$(3,212,962)

(Value on Settlement Date $119,385,020)

28

Notes to Schedule of Investments

FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments. At the period end, the aggregate value of securities pledged was $171,587,000.
(3)	Forward commitment. Settlement date is indicated.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $297,676,360, which represented 5.6% of total net assets.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.
(6)	The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.
The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
(7)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

29

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $5,253,932,321)	$5,471,996,457
Foreign currency holdings, at value (cost of $4,172,539)	4,212,930
Receivable for investments sold	22,119,332
Receivable for capital shares sold	7,594,358
Interest receivable	32,039,475
5,537,962,552

Liabilities
Payable for investments purchased	195,058,572
Payable for capital shares redeemed	16,770,497
Unrealized loss on forward foreign currency exchange contracts	3,212,962
Accrued management fees	2,220,302
Distribution and service fees payable	315,417
Dividends payable	368,828
217,946,578

Net Assets	$5,320,015,974

Net Assets Consist of:
Capital paid in	$5,081,619,989
Accumulated net investment loss	(368,828)
Undistributed net realized gain	23,863,230
Net unrealized appreciation	214,901,583
$5,320,015,974

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,733,193,669	157,483,410	$11.01
Institutional Class	$2,694,616,035	244,842,917	$11.01
A Class	$675,513,871	61,367,918	$11.01	*
B Class	$11,927,613	1,083,840	$11.00
C Class	$172,878,914	15,705,660	$11.01
R Class	$31,885,872	2,896,435	$11.01
* Maximum offering price $11.53 (net asset value divided by 0.955).

See Notes to Financial Statements.

30

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $14,413)	$177,975,106

Expenses:
Management fees	26,634,607
Distribution and service fees:
A Class	1,601,794
B Class	127,665
C Class	1,637,071
R Class	148,561
Trustees’ fees and expenses	318,748
Other expenses	494
30,468,940

Net investment income (loss)	147,506,166

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	93,738,977
Futures contract transactions	8,424,004
Swap agreement transactions	59,517
Foreign currency transactions	3,870,532
106,093,030

Change in net unrealized appreciation (depreciation) on:
Investments	127,887,307
Futures contracts	68,530
Swap agreements	24,088
Translation of assets and liabilities in foreign currencies	899,120
128,879,045

Net realized and unrealized gain (loss)	234,972,075

Net Increase (Decrease) in Net Assets Resulting from Operations	$382,478,241

See Notes to Financial Statements.

31

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$147,506,166	$136,619,348
Net realized gain (loss)	106,093,030	49,460,579
Change in net unrealized appreciation (depreciation)	128,879,045	2,044,625
Net increase (decrease) in net assets resulting from operations	382,478,241	188,124,552

Distributions to Shareholders
From net investment income:
Investor Class	(87,077,158)	(74,871,321)
Institutional Class	(63,169,262)	(42,508,917)
A Class	(21,118,188)	(22,425,119)
B Class	(323,408)	(364,263)
C Class	(4,171,286)	(4,341,759)
R Class	(904,108)	(656,824)
From net realized gains:
Investor Class	(31,700,027)	(20,472,314)
Institutional Class	(20,741,708)	(11,317,033)
A Class	(8,492,999)	(6,335,011)
B Class	(161,417)	(131,325)
C Class	(2,177,356)	(1,612,590)
R Class	(392,043)	(223,101)
Decrease in net assets from distributions	(240,428,960)	(185,259,577)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	400,103,620	1,083,670,531

Net increase (decrease) in net assets	542,152,901	1,086,535,506

Net Assets
Beginning of period	4,777,863,073	3,691,327,567
End of period	$5,320,015,974	$4,777,863,073

Accumulated undistributed net investment income (loss)	$(368,828)	$3,433,789

See Notes to Financial Statements.

32

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

33

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

34

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 9% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of

35

the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $4,849,058,088, of which $3,534,903,031 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $4,460,371,186, of which $3,235,159,029 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	86,052,099	$946,284,278	109,709,535	$1,191,111,629
Issued in reinvestment of distributions	10,218,562	112,191,886	8,176,900	88,619,905
Redeemed	(173,314,877)	(1,915,271,184)	(57,264,986)	(621,141,556)
	(77,044,216)	(856,795,020)	60,621,449	658,589,978
Institutional Class
Sold	140,681,254	1,550,333,746	64,322,005	701,051,033
Issued in reinvestment of distributions	7,513,406	82,525,969	4,918,880	53,312,887
Redeemed	(36,260,678)	(400,492,880)	(22,018,098)	(239,326,114)
	111,933,982	1,232,366,835	47,222,787	515,037,806
A Class
Sold	21,462,676	236,451,505	24,470,860	265,763,516
Issued in reinvestment of distributions	2,404,858	26,410,453	2,381,761	25,829,800
Redeemed	(22,375,332)	(245,346,146)	(33,832,491)	(366,531,539)
	1,492,202	17,515,812	(6,979,870)	(74,938,223)
B Class
Sold	36,169	399,942	33,995	369,629
Issued in reinvestment of distributions	34,978	383,719	35,460	384,000
Redeemed	(262,049)	(2,874,253)	(335,533)	(3,633,064)
	(190,902)	(2,090,592)	(266,078)	(2,879,435)
C Class
Sold	4,142,233	45,695,628	3,786,221	41,146,924
Issued in reinvestment of distributions	357,953	3,928,351	330,269	3,577,441
Redeemed	(4,092,096)	(44,834,393)	(6,394,272)	(69,206,954)
	408,090	4,789,586	(2,277,782)	(24,482,589)
R Class
Sold	1,209,673	13,300,906	1,862,348	20,179,450
Issued in reinvestment of distributions	117,825	1,293,872	81,039	878,391
Redeemed	(933,069)	(10,277,779)	(805,593)	(8,714,847)
	394,429	4,316,999	1,137,794	12,342,994
Net increase (decrease)	36,993,585	$400,103,620	99,458,300	$1,083,670,531

36

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,625,255,593	—
Corporate Bonds	—	1,421,640,669	—
U.S. Treasury Securities	—	1,252,979,395	—
Commercial Mortgage-Backed Securities	—	334,682,424	—
Sovereign Governments and Agencies	—	204,155,399	—
Collateralized Mortgage Obligations	—	201,172,651	—
Municipal Securities	—	88,013,138	—
U.S. Government Agency Securities	—	87,702,058	—
Asset-Backed Securities	—	17,786,177	—
Temporary Cash Investments	$2,785,054	235,823,899	—
Total Value of Investment Securities	$2,785,054	$5,469,211,403	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(3,212,962)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap

37

agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout part of the period and liquidated position in August 2011.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund frequently utilized foreign currency risk derivative instruments throughout the reporting period though the amounts held at period end as disclosed on the schedule of investments were lower than the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first five months of the period.

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$3,212,962

38

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$59,517	Change in net unrealized appreciation (depreciation) on swap agreements	$24,088
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	4,096,496	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	1,184,137
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	8,424,004	Change in net unrealized appreciation (depreciation) on futures contracts	68,530
		$12,580,017		$1,276,755

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and
March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$197,588,906	$173,355,226
Long-term capital gains	$42,840,054	$11,904,351

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,254,210,297
Gross tax appreciation of investments	$227,087,681
Gross tax depreciation of investments	(9,301,521)
Net tax appreciation (depreciation) of investments	$217,786,160
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$50,409
Other book-to-tax adjustments	$(3,607,888)
Net tax appreciation (depreciation)	$214,228,681
Undistributed ordinary income	$13,174,621
Accumulated long-term gains	$10,992,683

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

39

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.70	0.33	0.51	0.84	(0.39)	(0.14)	(0.53)	$11.01	8.02%	0.61%	0.61%	2.95%	2.95%	91%	$1,733,194
2011	$10.64	0.34	0.17	0.51	(0.36)	(0.09)	(0.45)	$10.70	4.89%	0.60%	0.61%	3.13%	3.12%	65%	$2,510,294
2010	$10.29	0.37	0.39	0.76	(0.38)	(0.03)	(0.41)	$10.64	7.44%	0.58%	0.61%	3.47%	3.44%	79%	$1,850,363
2009	$10.48	0.41	(0.02)	0.39	(0.46)	(0.12)	(0.58)	$10.29	4.02%	0.62%	0.62%	3.95%	3.95%	198%	$806,163
2008	$10.02	0.46	0.45	0.91	(0.45)	—	(0.45)	$10.48	9.38%	0.62%	0.62%	4.53%	4.53%	250%	$515,184
Institutional Class
2012	$10.70	0.34	0.52	0.86	(0.41)	(0.14)	(0.55)	$11.01	8.23%	0.41%	0.41%	3.15%	3.15%	91%	$2,694,616
2011	$10.64	0.36	0.17	0.53	(0.38)	(0.09)	(0.47)	$10.70	5.09%	0.40%	0.41%	3.33%	3.32%	65%	$1,422,399
2010	$10.29	0.39	0.39	0.78	(0.40)	(0.03)	(0.43)	$10.64	7.66%	0.38%	0.41%	3.67%	3.64%	79%	$911,584
2009	$10.48	0.43	(0.02)	0.41	(0.48)	(0.12)	(0.60)	$10.29	4.22%	0.42%	0.42%	4.15%	4.15%	198%	$294,827
2008	$10.02	0.48	0.45	0.93	(0.47)	—	(0.47)	$10.48	9.60%	0.42%	0.42%	4.73%	4.73%	250%	$186,031

40

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2012	$10.71	0.30	0.50	0.80	(0.36)	(0.14)	(0.50)	$11.01	7.65%	0.86%	0.86%	2.70%	2.70%	91%	$675,514
2011	$10.64	0.31	0.19	0.50	(0.34)	(0.09)	(0.43)	$10.71	4.72%	0.85%	0.86%	2.88%	2.87%	65%	$640,980
2010	$10.29	0.34	0.39	0.73	(0.35)	(0.03)	(0.38)	$10.64	7.18%	0.83%	0.86%	3.22%	3.19%	79%	$711,445
2009	$10.48	0.35	0.02	0.37	(0.44)	(0.12)	(0.56)	$10.29	3.76%	0.87%	0.87%	3.70%	3.70%	198%	$394,278
2008	$10.02	0.44	0.45	0.89	(0.43)	—	(0.43)	$10.48	9.11%	0.87%	0.87%	4.28%	4.28%	250%	$23,020
B Class
2012	$10.70	0.21	0.51	0.72	(0.28)	(0.14)	(0.42)	$11.00	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$11,928
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$13,643
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$16,393
2009	$10.48	0.28	0.01	0.29	(0.36)	(0.12)	(0.48)	$10.29	2.98%	1.62%	1.62%	2.95%	2.95%	198%	$8,045
2008	$10.02	0.36	0.45	0.81	(0.35)	—	(0.35)	$10.48	8.30%	1.62%	1.62%	3.53%	3.53%	250%	$1,105
C Class
2012	$10.70	0.22	0.51	0.73	(0.28)	(0.14)	(0.42)	$11.01	6.94%	1.61%	1.61%	1.95%	1.95%	91%	$172,879
2011	$10.64	0.23	0.17	0.40	(0.25)	(0.09)	(0.34)	$10.70	3.85%	1.60%	1.61%	2.13%	2.12%	65%	$163,760
2010	$10.29	0.26	0.39	0.65	(0.27)	(0.03)	(0.30)	$10.64	6.38%	1.58%	1.61%	2.47%	2.44%	79%	$187,027
2009	$10.48	0.27	0.02	0.29	(0.36)	(0.12)	(0.48)	$10.29	2.99%	1.62%	1.62%	2.95%	2.95%	198%	$82,026
2008	$10.02	0.36	0.45	0.81	(0.35)	—	(0.35)	$10.48	8.30%	1.62%	1.62%	3.53%	3.53%	250%	$5,016

41

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2012	$10.71	0.27	0.51	0.78	(0.34)	(0.14)	(0.48)	$11.01	7.38%	1.11%	1.11%	2.45%	2.45%	91%	$31,886
2011	$10.64	0.29	0.18	0.47	(0.31)	(0.09)	(0.40)	$10.71	4.46%	1.10%	1.11%	2.63%	2.62%	65%	$26,787
2010	$10.29	0.31	0.39	0.70	(0.32)	(0.03)	(0.35)	$10.64	6.91%	1.08%	1.11%	2.97%	2.94%	79%	$14,516
2009	$10.48	0.30	0.04	0.34	(0.41)	(0.12)	(0.53)	$10.29	3.50%	1.12%	1.12%	3.45%	3.45%	198%	$4,301
2008	$10.02	0.41	0.45	0.86	(0.40)	—	(0.40)	$10.48	8.84%	1.12%	1.12%	4.03%	4.03%	250%	$31

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

43

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $42,840,054, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75042   1205

49

ANNUAL REPORT             MARCH 31, 2012

NT Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Notes to Financial Statements	33
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	40
Management	41
Additional Information	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLDX	8.16%	6.73%	6.91%	5/12/06
Barclays U.S. Aggregate Bond Index	—	7.71%	6.25%	6.43%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.41%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond returned 8.16% for the 12 months ended March 31, 2012, its best fiscal-year return since the 12 months ended March 31, 2008. By comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 7.71%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate securities during the 12-month period. The main contributor to the fund’s relative outperformance was sector allocation, particularly an overweighted position in investment-grade corporate credit, which outperformed the broad bond market average.

Corporate Overweight, Mortgage Strategies were Main Contributors

With Treasury yields remaining at relatively low levels, we continued to underweight Treasuries in favor of spread (non-Treasury) sectors. Within our spread-sector positions, relative to the benchmark, we maintained an overweight position in investment-grade corporate credit. This strategy contributed favorably to performance, as investment-grade corporate bonds were among the top-performing fixed-income securities for the 12-month period. A small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds detracted from relative performance. Returns on high-yield bonds were solid, but they lagged investment-grade corporates and the bond market as a whole for the 12 months.

In the mortgage market, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), which outperformed traditional government agency MBS. These securities benefited from investor demand for yield, while CMBS also benefited from improving commercial real estate markets.

In addition, small non-benchmark allocations to German and United Kingdom government bonds contributed favorably to performance. Late in 2011, we exited a position in German government bonds in favor of a new position in United Kingdom government bonds. Given the mounting debt problems facing eurozone nations, we concluded the risks to Germany’s bond market were escalating, while the United Kingdom (which does not use the euro) appeared less volatile.

Late in the period, we slightly reduced the fund’s exposure to investment-grade and high-yield corporate bonds, given the strong relative performance of risk-oriented sectors in late 2011 and early 2012. We invested the proceeds in the Treasury market and in government agency MBS. Based on recent analysis of possible economic scenarios, we believe agency MBS offer favorable relative performance attributes in each potential outcome.

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and 30-year Treasuries. This strategy remained

5

intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.
Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

6

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	5.0 years
Weighted Average Life	6.4 years

30-Day SEC Yield
Institutional Class	2.27%

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities	30.1%
U.S. Treasury Securities	28.2%
Corporate Bonds	25.0%
Commercial Mortgage-Backed Securities	6.0%
Sovereign Governments and Agencies	3.6%
Collateralized Mortgage Obligations	3.6%
U.S. Government Agency Securities	1.8%
Municipal Securities	1.6%
Asset-Backed Securities	0.3%
Temporary Cash Investments	5.4%
Other Assets and Liabilities	(5.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,023.70	$2.02	0.40%
Hypothetical
Institutional Class	$1,000	$1,023.00	$2.02	0.40%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2012
	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 30.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.8%
FHLMC, VRN, 2.59%, 4/15/12	$1,152,469	$1,198,302
FHLMC, VRN, 3.56%, 4/15/12	1,202,784	1,263,568
FHLMC, VRN, 3.70%, 4/15/12	1,084,459	1,137,403
FHLMC, VRN, 4.03%, 4/15/12	3,475,067	3,659,396
FNMA, VRN, 3.34%, 4/25/12	1,579,364	1,657,078
FNMA, VRN, 3.39%, 4/25/12	892,742	932,608
		9,848,355
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 29.3%
FHLMC, 6.50%, 12/1/12(2)	95	96
FHLMC, 6.00%, 1/1/13(2)	329	355
FHLMC, 7.00%, 11/1/13(2)	490	507
FHLMC, 7.00%, 6/1/14(2)	1,316	1,396
FHLMC, 6.50%, 6/1/16(2)	5,491	6,067
FHLMC, 6.50%, 6/1/16(2)	3,164	3,468
FHLMC, 5.00%, 4/1/19	2,431,597	2,611,595
FHLMC, 7.00%, 9/1/27(2)	853	996
FHLMC, 6.50%, 1/1/28(2)	1,517	1,733
FHLMC, 7.00%, 2/1/28(2)	246	288
FHLMC, 6.50%, 3/1/29(2)	8,370	9,558
FHLMC, 6.50%, 6/1/29(2)	6,726	7,681
FHLMC, 7.00%, 8/1/29(2)	1,014	1,186
FHLMC, 7.50%, 8/1/29(2)	2,873	3,119
FHLMC, 6.50%, 5/1/31(2)	126	143
FHLMC, 6.50%, 5/1/31(2)	5,337	6,069
FHLMC, 6.50%, 6/1/31(2)	259	294
FHLMC, 6.50%, 6/1/31(2)	93	106
FHLMC, 6.50%, 6/1/31(2)	618	703
FHLMC, 5.50%, 12/1/33(2)	133,166	147,148
FHLMC, 5.50%, 1/1/38(2)	1,573,015	1,715,070
FHLMC, 6.00%, 2/1/38	3,172,367	3,503,115
FHLMC, 5.50%, 4/1/38(2)	1,282,288	1,396,085
FHLMC, 6.00%, 5/1/38	1,911,380	2,124,397
FHLMC, 6.00%, 8/1/38(2)	121,383	134,531
FHLMC, 5.50%, 9/1/38	6,134,872	6,725,322
FHLMC, 4.00%, 4/1/41	8,232,647	8,720,506
FHLMC, 6.50%, 7/1/47(2)	22,173	24,667
FNMA, 4.00%, 4/12/12(3)	13,000,000	13,633,750
FNMA, 4.50%, 4/12/12(3)	$12,000,000	$12,766,876
FNMA, 5.00%, 4/12/12(3)	33,000,000	35,655,477
FNMA, 6.00%, 4/12/12(3)	3,900,000	4,297,314
FNMA, 6.50%, 4/12/12(3)	1,304,000	1,459,716
FNMA, 6.00%, 5/1/13(2)	478	517
FNMA, 6.00%, 5/1/13(2)	138	139
FNMA, 6.00%, 7/1/13(2)	1,412	1,525
FNMA, 6.00%, 12/1/13(2)	1,694	1,829
FNMA, 6.00%, 1/1/14(2)	1,197	1,293
FNMA, 6.00%, 2/1/14(2)	1,598	1,725
FNMA, 6.00%, 4/1/14(2)	2,380	2,570
FNMA, 5.50%, 12/1/16(2)	28,857	31,471
FNMA, 5.50%, 12/1/16(2)	11,381	12,412
FNMA, 6.50%, 1/1/26(2)	5,188	5,911
FNMA, 7.00%, 12/1/27(2)	912	1,053
FNMA, 6.50%, 1/1/28(2)	617	706
FNMA, 7.50%, 4/1/28(2)	2,813	3,359
FNMA, 7.00%, 5/1/28(2)	2,739	3,173
FNMA, 7.00%, 6/1/28(2)	417	482
FNMA, 6.50%, 1/1/29(2)	1,280	1,464
FNMA, 6.50%, 4/1/29(2)	3,655	4,179
FNMA, 7.00%, 7/1/29(2)	3,566	4,133
FNMA, 7.50%, 7/1/29(2)	7,648	9,159
FNMA, 7.50%, 8/1/30(2)	1,934	2,041
FNMA, 7.50%, 9/1/30(2)	2,653	3,176
FNMA, 5.00%, 7/1/31	8,145,899	8,812,269
FNMA, 7.00%, 9/1/31(2)	12,719	14,750
FNMA, 6.50%, 1/1/32(2)	7,357	8,375
FNMA, 7.00%, 6/1/32(2)	76,876	89,141
FNMA, 6.50%, 8/1/32(2)	23,942	27,256
FNMA, 5.50%, 6/1/33(2)	104,918	115,315
FNMA, 5.50%, 7/1/33(2)	590,789	649,337
FNMA, 5.50%, 8/1/33(2)	144,496	158,816
FNMA, 5.50%, 9/1/33(2)	221,291	244,950
FNMA, 5.00%, 11/1/33(2)	1,178,822	1,276,728
FNMA, 5.50%, 1/1/34(2)	229,045	251,744
FNMA, 5.50%, 12/1/34(2)	963,911	1,057,780
FNMA, 4.50%, 1/1/35	637,162	679,386
FNMA, 5.00%, 8/1/35(2)	638,271	690,384
FNMA, 4.50%, 9/1/35(2)	744,269	792,777
FNMA, 5.00%, 2/1/36(2)	4,669,026	5,050,244
FNMA, 5.50%, 7/1/36(2)	309,198	337,715
FNMA, 5.50%, 2/1/37(2)	169,340	184,958
FNMA, 6.00%, 4/1/37	820,046	910,359

10

	Principal Amount	Value
FNMA, 6.00%, 7/1/37	$2,737,385	$3,038,856
FNMA, 6.00%, 8/1/37	2,639,449	2,930,135
FNMA, 6.50%, 8/1/37(2)	274,638	305,993
FNMA, 6.00%, 9/1/37	3,197,610	3,526,784
FNMA, 6.00%, 11/1/37	963,049	1,069,110
FNMA, 5.50%, 2/1/38	6,048,261	6,623,090
FNMA, 5.50%, 2/1/38(2)	1,302,668	1,420,775
FNMA, 5.50%, 6/1/38	2,255,957	2,469,941
FNMA, 5.00%, 1/1/39	1,430,830	1,571,353
FNMA, 4.50%, 2/1/39	3,444,625	3,665,904
FNMA, 5.50%, 3/1/39	8,396,550	9,157,825
FNMA, 4.50%, 4/1/39	1,458,699	1,586,592
FNMA, 4.50%, 5/1/39	3,518,051	3,826,502
FNMA, 4.50%, 6/1/39	2,566,298	2,765,639
FNMA, 4.50%, 6/1/39	15,636,190	16,870,298
FNMA, 5.00%, 8/1/39	2,162,142	2,374,488
FNMA, 4.50%, 9/1/39	4,239,740	4,611,465
FNMA, 4.50%, 10/1/39	4,562,570	4,962,600
FNMA, 5.00%, 4/1/40	7,280,672	7,870,575
FNMA, 5.00%, 4/1/40	3,545,962	3,942,970
FNMA, 4.00%, 10/1/40	4,269,524	4,532,065
FNMA, 4.50%, 11/1/40	3,920,946	4,225,511
FNMA, 4.00%, 12/1/40	5,674,172	5,984,078
FNMA, 4.00%, 5/1/41	9,129,239	9,580,777
FNMA, 4.50%, 7/1/41	9,521,755	10,207,812
FNMA, 4.00%, 8/1/41	7,551,806	8,002,021
FNMA, 4.00%, 9/1/41	8,752,106	9,257,469
FNMA, 4.50%, 9/1/41	5,536,448	5,948,432
FNMA, 4.50%, 9/1/41	801,862	855,879
FNMA, 3.50%, 10/1/41	7,985,438	8,212,644
FNMA, 4.00%, 12/1/41	4,928,918	5,213,524
FNMA, 4.00%, 1/1/42	5,946,498	6,276,708
FNMA, 6.50%, 6/1/47(2)	31,261	34,644
FNMA, 6.50%, 8/1/47(2)	68,242	75,628
FNMA, 6.50%, 8/1/47(2)	126,306	139,976
FNMA, 6.50%, 9/1/47(2)	141,884	157,240
FNMA, 6.50%, 9/1/47(2)	6,989	7,745
FNMA, 6.50%, 9/1/47(2)	66,071	73,222
FNMA, 6.50%, 9/1/47(2)	36,817	40,802
FNMA, 6.50%, 9/1/47(2)	50,555	56,026
GNMA, 4.50%, 4/19/12(3)	4,000,000	4,353,125
GNMA, 7.00%, 11/15/22(2)	4,564	5,222
GNMA, 7.00%, 4/20/26(2)	763	890
GNMA, 7.50%, 8/15/26(2)	1,552	1,816
GNMA, 8.00%, 8/15/26(2)	801	957
GNMA, 7.50%, 5/15/27(2)	1,393	1,651
GNMA, 8.00%, 6/15/27(2)	1,504	1,588
GNMA, 7.50%, 11/15/27(2)	$239	$248
GNMA, 7.00%, 2/15/28(2)	553	654
GNMA, 7.50%, 2/15/28(2)	492	509
GNMA, 6.50%, 3/15/28(2)	1,626	1,896
GNMA, 7.00%, 4/15/28(2)	280	331
GNMA, 6.50%, 5/15/28(2)	4,375	5,099
GNMA, 7.00%, 12/15/28(2)	1,265	1,494
GNMA, 7.00%, 5/15/31(2)	7,311	8,677
GNMA, 6.00%, 7/15/33	2,077,072	2,364,450
GNMA, 4.50%, 8/15/33	3,191,429	3,496,015
GNMA, 5.00%, 3/20/36	508,518	562,479
GNMA, 5.00%, 4/20/36	1,161,918	1,283,035
GNMA, 5.00%, 5/20/36(2)	1,643,602	1,814,929
GNMA, 5.50%, 1/15/39	2,042,705	2,305,744
GNMA, 6.00%, 1/20/39	233,558	263,074
GNMA, 6.00%, 2/20/39(2)	1,290,961	1,454,108
GNMA, 4.50%, 6/15/39	8,248,726	9,041,128
GNMA, 5.50%, 9/15/39	358,910	403,557
GNMA, 5.00%, 10/15/39	3,910,957	4,348,574
GNMA, 5.00%, 8/20/40	7,792,044	8,596,973
GNMA, 4.00%, 11/20/40	10,331,940	11,118,605
GNMA, 4.00%, 12/15/40	3,872,981	4,168,569
GNMA, 4.50%, 6/15/41	2,930,940	3,216,160
		338,698,590
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $339,647,027)		348,546,945
U.S. Treasury Securities — 28.2%
U.S. Treasury Bonds, 10.625%, 8/15/15(2)	1,580,000	2,108,559
U.S. Treasury Bonds, 8.125%, 8/15/21(2)	955,000	1,453,167
U.S. Treasury Bonds, 6.75%, 8/15/26(2)	600,000	885,094
U.S. Treasury Bonds, 5.50%, 8/15/28(2)	2,250,000	3,007,618
U.S. Treasury Bonds, 5.25%, 2/15/29(2)	5,227,000	6,835,939
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	6,300,000	8,460,705
U.S. Treasury Bonds, 4.75%, 2/15/37(2)	800,000	1,009,625
U.S. Treasury Bonds, 4.25%, 5/15/39(2)	500,000	587,265
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	12,100,000	14,491,638
U.S. Treasury Bonds, 4.375%, 5/15/41(2)	6,890,000	8,254,006
U.S. Treasury Bonds, 3.75%, 8/15/41(2)	700,000	754,141

11

	Principal Amount	Value
U.S. Treasury Bonds, 3.125%, 11/15/41(2)	$4,350,000	$4,156,969
U.S. Treasury Notes, 1.375%, 1/15/13(2)	28,300,000	28,563,105
U.S. Treasury Notes, 1.375%, 5/15/13(2)	32,750,000	33,164,484
U.S. Treasury Notes, 3.50%, 5/31/13(2)	10,000,000	10,378,130
U.S. Treasury Notes, 0.375%, 6/30/13(2)	5,000,000	5,007,620
U.S. Treasury Notes, 0.75%, 8/15/13(2)	8,000,000	8,051,880
U.S. Treasury Notes, 0.75%, 9/15/13(2)	20,000,000	20,135,940
U.S. Treasury Notes, 0.50%, 10/15/13(2)	16,000,000	16,048,752
U.S. Treasury Notes, 1.25%, 3/15/14(2)	10,760,000	10,949,139
U.S. Treasury Notes, 2.375%, 8/31/14(2)	1,200,000	1,255,687
U.S. Treasury Notes, 2.625%, 12/31/14(2)	3,800,000	4,019,986
U.S. Treasury Notes, 0.375%, 3/15/15(2)	22,000,000	21,919,216
U.S. Treasury Notes, 1.25%, 9/30/15(2)	11,200,000	11,430,126
U.S. Treasury Notes, 2.125%, 12/31/15(2)	3,993,000	4,201,075
U.S. Treasury Notes, 1.50%, 6/30/16(2)	7,500,000	7,698,637
U.S. Treasury Notes, 1.00%, 9/30/16(2)	9,000,000	9,030,240
U.S. Treasury Notes, 0.875%, 1/31/17(2)	10,000,000	9,939,060
U.S. Treasury Notes, 0.875%, 2/28/17(2)	38,000,000	37,729,858
U.S. Treasury Notes, 4.75%, 8/15/17(2)	1,092,000	1,296,494
U.S. Treasury Notes, 2.625%, 4/30/18(2)	1,355,000	1,455,990
U.S. Treasury Notes, 3.625%, 2/15/20(2)	700,000	793,734
U.S. Treasury Notes, 2.625%, 8/15/20(2)	650,000	685,090
U.S. Treasury Notes, 2.125%, 8/15/21(2)	1,000,000	998,906
U.S. Treasury Notes, 2.00%, 2/15/22(2)	30,000,000	29,414,070
TOTAL U.S. TREASURY SECURITIES (Cost $320,807,011)		326,171,945
Corporate Bonds — 25.0%
AEROSPACE AND DEFENSE — 0.4%
L-3 Communications Corp., 5.20%, 10/15/19(2)	$60,000	$64,166
L-3 Communications Corp., 4.75%, 7/15/20	420,000	434,268
Lockheed Martin Corp., 7.65%, 5/1/16(2)	220,000	267,423
Lockheed Martin Corp., 4.25%, 11/15/19(2)	1,100,000	1,193,101
Northrop Grumman Corp., 3.70%, 8/1/14(2)	170,000	178,683
Raytheon Co., 4.40%, 2/15/20(2)	490,000	541,409
United Technologies Corp., 6.125%, 2/1/19(2)	410,000	504,209
United Technologies Corp., 6.05%, 6/1/36(2)	230,000	286,532
United Technologies Corp., 5.70%, 4/15/40(2)	680,000	819,214
		4,289,005
AUTOMOBILES — 0.5%
American Honda Finance Corp., 2.375%, 3/18/13(2)(4)	430,000	437,551
American Honda Finance Corp., 2.50%, 9/21/15(2)(4)	1,090,000	1,128,114
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	950,000	981,206
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(2)	150,000	160,307
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(2)	530,000	564,953
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	770,000	831,716
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(2)(4)	290,000	294,410
Volkswagen International Finance NV, 1.625%, 3/22/15(4)	1,000,000	1,000,691
		5,398,948
BEVERAGES — 0.9%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)	2,670,000	3,487,055
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(2)	900,000	1,059,050
Coca-Cola Co. (The), 1.80%, 9/1/16	770,000	787,039
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)	410,000	426,374

12

	Principal Amount	Value
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21(2)	$1,030,000	$1,021,718
PepsiCo, Inc., 4.875%, 11/1/40(2)	410,000	449,344
Pernod-Ricard SA, 2.95%, 1/15/17(4)	670,000	677,387
Pernod-Ricard SA, 4.45%, 1/15/22(4)	220,000	223,514
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	1,700,000	1,722,872
SABMiller Holdings, Inc., 3.75%, 1/15/22(2)(4)	700,000	713,315
SABMiller plc, 5.50%, 8/15/13(2)(4)	250,000	264,120
		10,831,788
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(2)	400,000	470,772
Gilead Sciences, Inc., 4.40%, 12/1/21(2)	1,070,000	1,124,884
		1,595,656
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20(2)	350,000	382,002
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)	1,830,000	2,132,735
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17(2)	900,000	920,916
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	800,000	774,908
Jefferies Group, Inc., 5.125%, 4/13/18	510,000	499,800
		4,710,361
CHEMICALS — 0.4%
CF Industries, Inc., 6.875%, 5/1/18	660,000	763,950
CF Industries, Inc., 7.125%, 5/1/20	350,000	417,813
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	540,000	608,281
Dow Chemical Co. (The), 2.50%, 2/15/16(2)	890,000	914,252
Ecolab, Inc., 3.00%, 12/8/16(2)	450,000	468,314
Ecolab, Inc., 4.35%, 12/8/21(2)	1,280,000	1,359,099
		4,531,709
COMMERCIAL BANKS — 2.0%
Bank of America N.A., 5.30%, 3/15/17(2)	$1,220,000	$1,274,261
Bank of Nova Scotia, 2.55%, 1/12/17	900,000	923,568
BB&T Corp., 5.70%, 4/30/14(2)	250,000	273,944
BB&T Corp., 3.20%, 3/15/16	650,000	683,795
Capital One Financial Corp., 2.15%, 3/23/15	700,000	701,583
Capital One Financial Corp., 4.75%, 7/15/21	610,000	642,820
Fifth Third Bancorp, 6.25%, 5/1/13(2)	720,000	757,461
Fifth Third Capital Trust IV, VRN, 6.50%, 4/15/17(2)	420,000	420,000
HSBC Bank plc, 3.50%, 6/28/15(2)(4)	780,000	815,167
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)	130,000	146,891
JPMorgan Chase Bank N.A., 5.875%, 6/13/16(2)	2,070,000	2,291,312
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(2)	690,000	749,323
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	1,600,000	1,657,859
National Australia Bank Ltd., 2.75%, 9/28/15(2)(4)	290,000	297,470
Northern Trust Co. (The), 6.50%, 8/15/18(2)	430,000	522,078
PNC Funding Corp., 3.625%, 2/8/15(2)	420,000	446,801
PNC Funding Corp., 4.25%, 9/21/15(2)	200,000	218,560
PNC Funding Corp., 4.375%, 8/11/20(2)	230,000	250,050
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	860,000	870,242
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(2)	870,000	889,070
SunTrust Bank, 7.25%, 3/15/18(2)	100,000	114,476
SunTrust Banks, Inc., 3.60%, 4/15/16(2)	196,000	202,677
Toronto-Dominion Bank (The), 2.50%, 7/14/16	460,000	474,885
Toronto-Dominion Bank (The), 2.375%, 10/19/16	1,160,000	1,190,901

13

	Principal Amount	Value
U.S. Bancorp., 3.44%, 2/1/16	$450,000	$462,508
U.S. Bancorp., MTN, 3.00%, 3/15/22	830,000	818,858
Wachovia Bank N.A., 4.80%, 11/1/14(2)	339,000	363,525
Wachovia Bank N.A., 4.875%, 2/1/15(2)	198,000	213,549
Wells Fargo & Co., 3.68%, 9/15/12(2)	560,000	598,498
Wells Fargo & Co., 5.625%, 12/11/17(2)	190,000	220,386
Wells Fargo & Co., 4.60%, 4/1/21(2)	380,000	408,122
Wells Fargo & Co., MTN, 3.50%, 3/8/22	650,000	640,969
Wells Fargo Bank N.A., 5.75%, 5/16/16(2)	1,430,000	1,596,325
Wells Fargo Bank N.A., Series AI, 4.75%, 2/9/15(2)	710,000	762,106
Westpac Banking Corp., 3.00%, 8/4/15(2)	340,000	352,231
		23,252,271
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Corrections Corp. of America, 7.75%, 6/1/17(2)	550,000	602,250
Republic Services, Inc., 3.80%, 5/15/18(2)	270,000	290,225
Republic Services, Inc., 5.50%, 9/15/19(2)	1,233,000	1,428,600
Republic Services, Inc., 6.20%, 3/1/40(2)	960,000	1,145,538
Waste Management, Inc., 2.60%, 9/1/16	860,000	881,954
Waste Management, Inc., 4.75%, 6/30/20(2)	360,000	400,170
Waste Management, Inc., 6.125%, 11/30/39(2)	280,000	340,933
		5,089,670
COMMUNICATIONS EQUIPMENT†
Cisco Systems, Inc., 5.90%, 2/15/39(2)	455,000	552,967
COMPUTERS AND PERIPHERALS — 0.1%
Hewlett-Packard Co., 2.60%, 9/15/17	1,750,000	1,750,689
CONSUMER FINANCE — 0.7%
American Express Centurion Bank, 6.00%, 9/13/17(2)	1,450,000	1,698,469
American Express Credit Corp., 2.80%, 9/19/16	570,000	586,109
American Express Credit Corp., MTN, 2.75%, 9/15/15(2)	$1,330,000	$1,381,047
American Express Credit Corp., MTN, 2.375%, 3/24/17	720,000	721,781
Capital One Bank USA N.A., 8.80%, 7/15/19(2)	200,000	244,811
Credit Suisse (New York), 5.50%, 5/1/14(2)	590,000	632,918
Credit Suisse (New York), 6.00%, 2/15/18(2)	600,000	650,332
HSBC Finance Corp., 4.75%, 7/15/13(2)	200,000	207,412
John Deere Capital Corp., MTN, 3.15%, 10/15/21	120,000	122,301
PNC Bank N.A., 6.00%, 12/7/17(2)	310,000	351,742
SLM Corp., 6.25%, 1/25/16(2)	570,000	593,200
SLM Corp., MTN, 5.00%, 10/1/13(2)	640,000	656,000
		7,846,122
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(2)	730,000	799,350
Ball Corp., 6.75%, 9/15/20(2)	840,000	924,000
		1,723,350
DIVERSIFIED FINANCIAL SERVICES — 3.5%
Bank of America Corp., 4.50%, 4/1/15(2)	1,030,000	1,067,582
Bank of America Corp., 3.75%, 7/12/16	960,000	965,540
Bank of America Corp., 6.50%, 8/1/16(2)	1,050,000	1,155,335
Bank of America Corp., 3.875%, 3/22/17	1,120,000	1,127,187
Bank of America Corp., 5.75%, 12/1/17(2)	490,000	526,031
Bank of America Corp., 5.625%, 7/1/20(2)	800,000	835,125
Bank of America Corp., 5.875%, 2/7/42	490,000	487,631
Citigroup, Inc., 6.01%, 1/15/15(2)	2,420,000	2,631,034
Citigroup, Inc., 4.75%, 5/19/15	210,000	221,257
Citigroup, Inc., 4.45%, 1/10/17	1,000,000	1,048,404
Citigroup, Inc., 6.125%, 5/15/18(2)	2,560,000	2,872,684
Citigroup, Inc., 5.875%, 1/30/42	210,000	217,713

14

	Principal Amount	Value
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	$490,000	$512,254
General Electric Capital Corp., 3.75%, 11/14/14(2)	1,500,000	1,596,145
General Electric Capital Corp., 2.25%, 11/9/15(2)	710,000	730,313
General Electric Capital Corp., 5.625%, 9/15/17(2)	250,000	291,324
General Electric Capital Corp., 4.375%, 9/16/20(2)	3,670,000	3,870,654
General Electric Capital Corp., 5.30%, 2/11/21(2)	610,000	661,591
General Electric Capital Corp., MTN, 4.65%, 10/17/21(2)	2,880,000	3,069,982
General Electric Capital Corp., MTN, 5.875%, 1/14/38(2)	350,000	384,944
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(2)	840,000	894,620
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(2)	520,000	529,587
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	2,030,000	2,030,867
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(2)	650,000	661,625
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	1,500,000	1,545,417
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)	360,000	355,742
HSBC Holdings plc, 5.10%, 4/5/21	550,000	595,448
HSBC Holdings plc, 6.80%, 6/1/38(2)	230,000	263,505
JP Morgan Chase Capital XXV, Series Y, 6.80%, 10/1/37(2)	430,000	434,558
JPMorgan Chase & Co., 3.45%, 3/1/16	730,000	761,698
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	2,550,000	2,952,795
Morgan Stanley, 6.00%, 4/28/15(2)	1,000,000	1,047,413
Morgan Stanley, 6.625%, 4/1/18(2)	970,000	1,022,432
Morgan Stanley, 5.625%, 9/23/19(2)	1,160,000	1,147,946
Syngenta Finance NV, 3.125%, 3/28/22	510,000	514,233
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	320,000	322,101
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	1,250,000	1,387,237
		40,739,954
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc., 6.70%, 11/15/13(2)	$770,000	$842,603
AT&T, Inc., 5.10%, 9/15/14(2)	100,000	110,125
AT&T, Inc., 3.875%, 8/15/21(2)	1,780,000	1,885,673
AT&T, Inc., 6.80%, 5/15/36(2)	195,000	241,032
AT&T, Inc., 6.55%, 2/15/39(2)	1,430,000	1,741,218
British Telecommunications plc, 5.15%, 1/15/13(2)	325,000	335,854
British Telecommunications plc, 5.95%, 1/15/18(2)	1,220,000	1,417,930
CenturyLink, Inc., 6.15%, 9/15/19(2)	620,000	644,408
CenturyLink, Inc., 5.80%, 3/15/22(2)	560,000	547,660
CenturyLink, Inc., Series P, 7.60%, 9/15/39(2)	290,000	274,437
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	1,030,000	1,020,398
France Telecom SA, 4.375%, 7/8/14(2)	540,000	576,910
Telecom Italia Capital SA, 6.18%, 6/18/14(2)	600,000	633,000
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	525,000	561,750
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	400,000	406,559
Telefonica Emisiones SAU, 5.46%, 2/16/21	580,000	564,636
Verizon Communications, Inc., 6.10%, 4/15/18(2)	395,000	476,056
Verizon Communications, Inc., 8.75%, 11/1/18(2)	670,000	910,171
Verizon Communications, Inc., 7.35%, 4/1/39(2)	500,000	671,286
Windstream Corp., 7.875%, 11/1/17(2)	600,000	664,500
		14,526,206
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 8.00%, 10/15/17(2)	570,000	644,812
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	690,000	790,050
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	190,000	200,450
		990,500

15

	Principal Amount	Value
ENERGY EQUIPMENT AND SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16(2)	$540,000	$563,777
Noble Holding International Ltd., 3.95%, 3/15/22(2)	230,000	230,206
Pride International, Inc., 6.875%, 8/15/20(2)	100,000	122,107
Transocean, Inc., 6.50%, 11/15/20(2)	300,000	335,886
Transocean, Inc., 6.375%, 12/15/21(2)	230,000	259,170
Weatherford International Ltd., 9.625%, 3/1/19(2)	600,000	796,026
		2,307,172
FOOD AND STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(2)	1,500,000	1,852,441
Delhaize Group SA, 5.875%, 2/1/14(2)	810,000	871,300
Delhaize Group SA, 6.50%, 6/15/17(2)	150,000	173,503
Kroger Co. (The), 6.40%, 8/15/17(2)	530,000	639,582
Safeway, Inc., 4.75%, 12/1/21	660,000	683,345
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	235,000	284,973
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	140,000	178,592
Wal-Mart Stores, Inc., 5.625%, 4/1/40(2)	410,000	492,710
Wal-Mart Stores, Inc., 4.875%, 7/8/40	970,000	1,059,159
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	510,000	564,877
Wal-Mart Stores, Inc., 5.625%, 4/15/41(2)	700,000	847,786
		7,648,268
FOOD PRODUCTS — 0.7%
General Mills, Inc., 5.25%, 8/15/13(2)	880,000	934,160
General Mills, Inc., 3.15%, 12/15/21(2)	1,200,000	1,203,103
Kellogg Co., 4.45%, 5/30/16(2)	320,000	354,451
Kraft Foods, Inc., 6.125%, 2/1/18(2)	560,000	672,678
Kraft Foods, Inc., 5.375%, 2/10/20(2)	2,856,000	3,305,966
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	395,000	412,012
Mead Johnson Nutrition Co., 5.90%, 11/1/39(2)	$270,000	$313,349
Tyson Foods, Inc., 6.85%, 4/1/16(2)	300,000	342,000
		7,537,719
GAS UTILITIES — 1.1%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	160,000	183,529
El Paso Corp., 7.25%, 6/1/18(2)	710,000	798,183
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20(2)	660,000	740,617
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	540,000	654,759
Enbridge Energy Partners LP, 5.20%, 3/15/20(2)	220,000	244,490
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	320,000	339,646
Energy Transfer Partners LP, 6.50%, 2/1/42(2)	420,000	442,805
Enterprise Products Operating LLC, 3.70%, 6/1/15(2)	420,000	449,320
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	580,000	684,393
Enterprise Products Operating LLC, 5.20%, 9/1/20(2)	400,000	447,356
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	930,000	1,036,658
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	510,000	608,426
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(2)	550,000	605,034
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	460,000	456,199
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	620,000	689,347
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	560,000	663,058
Plains All American Pipeline LP / PAA Finance Corp., 3.95%, 9/15/15(2)	400,000	429,297

16

	Principal Amount	Value
Plains All American Pipeline LP / PAA Finance Corp., 8.75%, 5/1/19(2)	$590,000	$769,324
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22(2)	1,020,000	1,003,048
Williams Partners LP, 4.125%, 11/15/20(2)	1,050,000	1,080,437
		12,325,926
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13(2)	500,000	505,508
HEALTH CARE PROVIDERS AND SERVICES — 0.5%
Aristotle Holding, Inc., 3.90%, 2/15/22(4)	900,000	911,154
Express Scripts, Inc., 7.25%, 6/15/19(2)	1,490,000	1,842,887
HCA, Inc., 7.875%, 2/15/20(2)	920,000	1,015,450
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	1,136,000	1,218,896
Universal Health Services, Inc., 7.125%, 6/30/16(2)	630,000	715,050
WellPoint, Inc., 5.80%, 8/15/40(2)	210,000	248,977
		5,952,414
HOTELS, RESTAURANTS AND LEISURE — 0.1%
International Game Technology, 5.50%, 6/15/20(2)	300,000	319,339
McDonald’s Corp., 5.35%, 3/1/18(2)	270,000	323,458
Wyndham Worldwide Corp., 6.00%, 12/1/16(2)	5,000	5,578
Wyndham Worldwide Corp., 2.95%, 3/1/17(2)	600,000	595,331
		1,243,706
HOUSEHOLD DURABLES†
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	465,000	506,655
HOUSEHOLD PRODUCTS — 0.1%
Jarden Corp., 8.00%, 5/1/16	960,000	1,042,800
INDUSTRIAL CONGLOMERATES — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(4)	360,000	351,900
General Electric Co., 5.00%, 2/1/13(2)	652,000	675,891
General Electric Co., 5.25%, 12/6/17(2)	750,000	868,212
		1,896,003
INSURANCE — 1.2%
Allstate Corp. (The), 7.45%, 5/16/19	$810,000	$1,017,059
Allstate Corp. (The), 5.20%, 1/15/42(2)	420,000	439,664
American International Group, Inc., 3.65%, 1/15/14	230,000	234,356
American International Group, Inc., 5.85%, 1/16/18(2)	2,570,000	2,801,097
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	435,000	470,467
Berkshire Hathaway, Inc., 3.75%, 8/15/21	190,000	196,554
CNA Financial Corp., 5.75%, 8/15/21	480,000	512,247
Dolphin Subsidiary II, Inc., 6.50%, 10/15/16(2)(4)	1,000,000	1,080,000
Genworth Financial, Inc., 7.20%, 2/15/21(2)	230,000	234,616
Genworth Financial, Inc., 7.625%, 9/24/21(2)	250,000	258,966
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	570,000	589,794
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	470,000	517,508
International Lease Finance Corp., 4.875%, 4/1/15	200,000	198,097
International Lease Finance Corp., 5.75%, 5/15/16(2)	320,000	319,873
Liberty Mutual Group, Inc., 5.00%, 6/1/21(2)(4)	387,000	387,031
Lincoln National Corp., 6.25%, 2/15/20(2)	780,000	889,014
MetLife, Inc., 6.75%, 6/1/16(2)	520,000	618,250
Prudential Financial, Inc., 7.375%, 6/15/19(2)	660,000	816,781
Prudential Financial, Inc., 5.375%, 6/21/20(2)	480,000	538,352
Prudential Financial, Inc., 5.625%, 5/12/41(2)	290,000	302,165
Prudential Financial, Inc., MTN, 3.625%, 9/17/12(2)	300,000	303,870
Prudential Financial, Inc., MTN, 5.70%, 12/14/36(2)	170,000	181,263
QBE Capital Funding III Ltd., VRN, 7.25%, 5/24/21(2)(4)	540,000	509,777
		13,416,801

17

	Principal Amount	Value
INTERNET SOFTWARE AND SERVICES†
Google, Inc., 2.125%, 5/19/16(2)	$520,000	$540,964
IT SERVICES — 0.2%
Fidelity National Information Services, Inc., 5.00%, 3/15/22(2)(4)	490,000	485,100
International Business Machines Corp., 1.95%, 7/22/16	1,750,000	1,797,259
		2,282,359
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(2)	480,000	580,321
MEDIA — 2.0%
Comcast Corp., 5.90%, 3/15/16(2)	1,810,000	2,091,366
Comcast Corp., 6.50%, 11/15/35(2)	660,000	793,259
Comcast Corp., 6.40%, 5/15/38(2)	860,000	1,026,064
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	560,000	608,989
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	880,000	929,959
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	1,410,000	1,530,370
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.80%, 3/15/22(4)	280,000	276,610
Discovery Communications LLC, 5.625%, 8/15/19(2)	640,000	746,190
DISH DBS Corp., 7.00%, 10/1/13(2)	200,000	214,000
DISH DBS Corp., 7.125%, 2/1/16(2)	550,000	611,188
DISH DBS Corp., 6.75%, 6/1/21(2)	430,000	465,475
Embarq Corp., 7.08%, 6/1/16(2)	82,000	92,417
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	840,000	966,000
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22(2)	740,000	725,791
Lamar Media Corp., 9.75%, 4/1/14(2)	420,000	474,600
NBCUniversal Media LLC, 5.15%, 4/30/20(2)	670,000	759,325
NBCUniversal Media LLC, 4.375%, 4/1/21	$1,100,000	$1,180,020
News America, Inc., 4.50%, 2/15/21(2)	470,000	501,913
News America, Inc., 6.90%, 8/15/39(2)	710,000	841,878
Omnicom Group, Inc., 4.45%, 8/15/20(2)	670,000	721,929
Qwest Corp., 7.50%, 10/1/14(2)	120,000	134,373
SBA Telecommunications, Inc., 8.00%, 8/15/16(2)	162,000	174,960
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	260,000	287,950
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	1,290,000	1,575,575
Time Warner Cable, Inc., 4.00%, 9/1/21(2)	300,000	307,856
Time Warner, Inc., 3.15%, 7/15/15(2)	540,000	572,315
Time Warner, Inc., 4.875%, 3/15/20(2)	920,000	1,019,332
Time Warner, Inc., 7.70%, 5/1/32(2)	440,000	574,128
Viacom, Inc., 4.375%, 9/15/14(2)	640,000	690,356
Viacom, Inc., 4.50%, 3/1/21(2)	1,100,000	1,188,080
Virgin Media Secured Finance plc, 6.50%, 1/15/18(2)	1,440,000	1,571,400
		23,653,668
METALS AND MINING — 0.7%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	655,000	675,089
ArcelorMittal, 9.85%, 6/1/19(2)	290,000	349,323
ArcelorMittal, 5.25%, 8/5/20(2)	455,000	446,012
ArcelorMittal, 6.25%, 2/25/22	430,000	435,409
Barrick North America Finance LLC, 4.40%, 5/30/21	670,000	707,287
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21(2)	500,000	505,442
Newmont Mining Corp., 3.50%, 3/15/22(2)	500,000	482,505
Newmont Mining Corp., 6.25%, 10/1/39(2)	370,000	411,414
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	240,000	245,397
Teck Resources Ltd., 5.375%, 10/1/15(2)	210,000	232,060

18

	Principal Amount	Value
Teck Resources Ltd., 3.15%, 1/15/17	$460,000	$473,341
Teck Resources Ltd., 3.85%, 8/15/17	100,000	106,053
Vale Overseas Ltd., 5.625%, 9/15/19(2)	1,205,000	1,352,227
Vale Overseas Ltd., 4.625%, 9/15/20	820,000	866,338
Xstrata Canada Financial Corp., 2.85%, 11/10/14(4)	1,000,000	1,018,691
		8,306,588
MULTI-UTILITIES — 1.2%
Carolina Power & Light Co., 5.15%, 4/1/15(2)	160,000	179,114
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	455,000	505,939
CMS Energy Corp., 4.25%, 9/30/15	290,000	302,339
CMS Energy Corp., 8.75%, 6/15/19(2)	1,140,000	1,395,681
Dominion Resources, Inc., 6.40%, 6/15/18(2)	810,000	992,784
Dominion Resources, Inc., 4.90%, 8/1/41	590,000	619,378
Duke Energy Carolinas LLC, Series C, 7.00%, 11/15/18(2)	520,000	667,224
Duke Energy Corp., 3.95%, 9/15/14(2)	260,000	278,450
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,292,842
Edison International, 3.75%, 9/15/17(2)	390,000	409,560
Exelon Generation Co. LLC, 5.20%, 10/1/19(2)	330,000	366,735
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	1,000,000	1,123,984
Florida Power Corp., 6.35%, 9/15/37(2)	130,000	167,650
Ipalco Enterprises, Inc., 5.00%, 5/1/18(2)	420,000	420,000
Niagara Mohawk Power Corp., 4.88%, 8/15/19(4)	200,000	219,856
Nisource Finance Corp., 4.45%, 12/1/21	310,000	323,862
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	421,000	503,240
PacifiCorp, 6.00%, 1/15/39(2)	570,000	704,411
PG&E Corp., 5.75%, 4/1/14(2)	110,000	119,919
Progress Energy, Inc., 3.15%, 4/1/22	410,000	401,432
Public Service Company of Colorado, 4.75%, 8/15/41	$190,000	$206,212
San Diego Gas & Electric Co., 3.00%, 8/15/21	390,000	399,681
Sempra Energy, 8.90%, 11/15/13(2)	500,000	559,562
Sempra Energy, 6.50%, 6/1/16(2)	660,000	780,758
Sempra Energy, 9.80%, 2/15/19(2)	130,000	177,217
Southern California Edison Co., 5.625%, 2/1/36(2)	179,000	215,971
Southern Power Co., 5.15%, 9/15/41	190,000	199,218
Xcel Energy, Inc., 4.80%, 9/15/41	190,000	199,597
		13,732,616
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	390,000	447,915
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13(2)	190,000	198,876
OIL, GAS AND CONSUMABLE FUELS — 1.8%
AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, 5/20/21	272,000	277,440
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	910,000	1,049,968
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	580,000	671,761
Arch Western Finance LLC, 6.75%, 7/1/13(2)	212,000	212,795
BP Capital Markets plc, 3.20%, 3/11/16(2)	560,000	593,780
BP Capital Markets plc, 2.25%, 11/1/16	810,000	831,544
BP Capital Markets plc, 4.50%, 10/1/20(2)	360,000	396,020
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	310,000	334,933
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	300,000	318,000
ConocoPhillips, 5.75%, 2/1/19(2)	710,000	864,977
ConocoPhillips Holding Co., 6.95%, 4/15/29(2)	708,000	951,586
Devon Energy Corp., 5.60%, 7/15/41(2)	740,000	833,159
EOG Resources, Inc., 5.625%, 6/1/19(2)	240,000	283,727
Hess Corp., 6.00%, 1/15/40(2)	320,000	366,736

19

	Principal Amount	Value
Marathon Petroleum Corp., 3.50%, 3/1/16(2)	$670,000	$698,551
Marathon Petroleum Corp., 5.125%, 3/1/21(2)	440,000	479,252
Newfield Exploration Co., 6.875%, 2/1/20(2)	985,000	1,036,712
Newfield Exploration Co., 5.75%, 1/30/22(2)	510,000	536,775
Nexen, Inc., 6.20%, 7/30/19(2)	500,000	580,967
Nexen, Inc., 5.875%, 3/10/35(2)	660,000	682,467
Noble Energy, Inc., 4.15%, 12/15/21	1,370,000	1,402,485
Occidental Petroleum Corp., 1.75%, 2/15/17	330,000	333,978
Peabody Energy Corp., 7.375%, 11/1/16(2)	270,000	297,675
Peabody Energy Corp., 6.50%, 9/15/20(2)	310,000	311,550
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	230,000	264,500
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	760,000	845,461
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	1,660,000	1,795,056
Petroleos Mexicanos, 6.00%, 3/5/20(2)	480,000	548,880
Petroleos Mexicanos, 6.50%, 6/2/41(2)(4)	320,000	361,600
Phillips 66, 4.30%, 4/1/22(2)(4)	560,000	570,553
Shell International Finance BV, 6.375%, 12/15/38(2)	220,000	291,242
Suncor Energy, Inc., 6.10%, 6/1/18(2)	713,000	857,643
Suncor Energy, Inc., 6.85%, 6/1/39(2)	290,000	374,442
Talisman Energy, Inc., 7.75%, 6/1/19(2)	920,000	1,127,190
		21,383,405
PAPER AND FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(2)(4)	1,560,000	1,743,819
International Paper Co., 4.75%, 2/15/22	620,000	654,375
		2,398,194
PERSONAL PRODUCTS — 0.1%
Procter & Gamble Co. (The), 1.45%, 8/15/16(2)	$600,000	$606,305
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.30%, 5/27/40(2)	430,000	497,533
AstraZeneca plc, 5.90%, 9/15/17(2)	140,000	167,954
Roche Holdings, Inc., 6.00%, 3/1/19(2)(4)	1,695,000	2,069,453
Roche Holdings, Inc., 7.00%, 3/1/39(2)(4)	670,000	911,684
Sanofi, 4.00%, 3/29/21(2)	436,000	475,573
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	1,336,000	1,431,039
		5,553,236
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
American Tower Corp., 4.625%, 4/1/15(2)	860,000	916,689
American Tower Corp., 4.70%, 3/15/22(2)	1,180,000	1,191,361
Boston Properties LP, 5.00%, 6/1/15(2)	300,000	329,038
Developers Diversified Realty Corp., 5.375%, 10/15/12(2)	280,000	282,839
Developers Diversified Realty Corp., 4.75%, 4/15/18(2)	1,520,000	1,576,242
Digital Realty Trust LP, 4.50%, 7/15/15	270,000	283,666
HCP, Inc., 3.75%, 2/1/16(2)	890,000	918,415
Reckson Operating Partnership LP, 6.00%, 3/31/16(2)	500,000	531,775
Reckson Operating Partnership LP, 7.75%, 3/15/20(2)	540,000	615,933
Simon Property Group LP, 5.10%, 6/15/15(2)	200,000	220,536
Simon Property Group LP, 5.75%, 12/1/15(2)	390,000	440,141
UDR, Inc., 4.25%, 6/1/18(2)	450,000	481,871
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	790,000	811,116
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(2)	320,000	323,345
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/1/22	640,000	622,881
WEA Finance LLC, 4.625%, 5/10/21(2)(4)	910,000	921,909
		10,467,757

20

	Principal Amount	Value
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, 6.625%, 12/1/19(2)	$590,000	$664,394
ProLogis LP, 6.875%, 3/15/20(2)	13,000	14,952
		679,346
ROAD AND RAIL — 0.4%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(2)	764,000	795,058
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	200,000	208,758
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	400,000	408,123
CSX Corp., 5.75%, 3/15/13(2)	263,000	274,979
CSX Corp., 4.25%, 6/1/21(2)	400,000	429,220
CSX Corp., 4.75%, 5/30/42	750,000	727,822
Norfolk Southern Corp., 5.75%, 4/1/18(2)	500,000	591,367
Union Pacific Corp., 4.75%, 9/15/41	640,000	653,295
		4,088,622
SOFTWARE — 0.4%
Intuit, Inc., 5.75%, 3/15/17(2)	1,000,000	1,147,732
Oracle Corp., 5.25%, 1/15/16(2)	1,200,000	1,378,026
Oracle Corp., 6.125%, 7/8/39(2)	1,000,000	1,241,081
Oracle Corp., 5.375%, 7/15/40(2)	370,000	428,084
		4,194,923
SPECIALTY RETAIL†
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	420,000	515,804
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Gap, Inc. (The), 5.95%, 4/12/21(2)	490,000	495,167
Hanesbrands, Inc., 6.375%, 12/15/20(2)	450,000	464,625
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	750,000	838,125
		1,797,917
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Alltel Corp., 7.875%, 7/1/32(2)	180,000	257,423
America Movil SAB de CV, 5.00%, 10/16/19(2)	270,000	301,304
America Movil SAB de CV, 5.00%, 3/30/20(2)	370,000	413,152
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/1/14(2)	$1,290,000	$1,395,692
Cellco Partnership / Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)	430,000	591,034
Vodafone Group plc, 5.00%, 12/16/13(2)	720,000	770,226
Vodafone Group plc, 5.625%, 2/27/17(2)	870,000	1,018,535
		4,747,366
TOTAL CORPORATE BONDS (Cost $273,377,026)		289,033,162
Commercial Mortgage-Backed Securities(1) — 6.0%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	480,495	490,342
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(2)	1,500,000	1,578,620
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/10/12(2)	600,000	667,563
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/10/12(2)	1,125,000	1,205,894
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2, VRN, 4.72%, 4/11/12	836,668	842,488
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 SEQ, 4.72%, 2/11/41(2)	500,000	525,720
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	960,000	965,094
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.23%, 4/15/12(2)	740,000	752,302
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 4/10/12(2)	533,097	550,169
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/15/12(2)	3,100,000	3,325,266

21

	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.42%, 4/15/12(2)(4)	$1,235,362	$1,112,620
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(2)	750,000	751,950
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(2)	3,250,000	3,345,368
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/10/12(2)	1,750,000	1,898,270
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 4/10/12(2)	800,000	834,450
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	2,396,526	2,429,289
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/10/12(2)	3,350,000	3,619,985
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2 SEQ, 4.48%, 7/10/39(2)	383,465	383,416
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	3,055,000	3,265,968
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	3,050,000	3,317,380
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(2)	1,900,000	2,000,664
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A3 SEQ, 3.97%, 3/15/29(2)	1,323,133	1,347,644
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(2)	4,400,000	4,638,179
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(2)	$1,150,000	$1,241,376
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 4/15/12(2)	500,000	517,296
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	3,224,640	3,326,322
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3 SEQ, 4.65%, 7/15/30(2)	589,181	589,778
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5 SEQ, 4.74%, 7/15/30(2)	1,475,000	1,608,790
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(2)	1,500,000	1,502,936
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30(2)	1,760,000	1,939,261
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(2)	1,725,000	1,842,513
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(2)	1,775,000	1,908,446
Morgan Stanley Capital I, Series 2004-HQ3, Class A3 SEQ, 4.49%, 1/13/41(2)	224,169	224,974
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	1,495,521	1,511,512
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41(2)	2,750,000	2,963,377
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(2)	604,878	612,424
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(2)	5,300,000	5,696,302

22

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(2)	$2,518,296	$2,549,218
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/15/12(2)	900,000	970,078
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $67,860,685)		68,853,244
Sovereign Governments and Agencies — 3.6%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19(2)	2,020,000	2,426,020
Brazilian Government International Bond, 4.875%, 1/22/21	1,300,000	1,478,100
Brazilian Government International Bond, 5.625%, 1/7/41(2)	390,000	451,425
		4,355,545
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22(2)	29,000	40,983
Province of Ontario Canada, 5.45%, 4/27/16(2)	550,000	639,554
Province of Ontario Canada, 1.60%, 9/21/16(2)	720,000	726,771
		1,407,308
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21(2)	620,000	632,400
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	500,000	546,250
ITALY†
Republic of Italy, 6.875%, 9/27/23(2)	400,000	426,200
MEXICO — 0.5%
United Mexican States, 5.625%, 1/15/17(2)	300,000	348,450
United Mexican States, 5.95%, 3/19/19(2)	1,450,000	1,745,800
United Mexican States, 5.125%, 1/15/20(2)	1,780,000	2,051,450
United Mexican States, 6.05%, 1/11/40(2)	650,000	786,500
United Mexican States, MTN, 4.75%, 3/8/44	$470,000	$461,775
		5,393,975
PERU — 0.1%
Republic of Peru, 6.55%, 3/14/37(2)	310,000	396,490
Republic of Peru, 5.625%, 11/18/50(2)	650,000	731,250
		1,127,740
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(2)	170,000	179,469
Poland Government International Bond, 5.125%, 4/21/21(2)	450,000	482,850
		662,319
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	750,000	777,246
Korea Development Bank, 3.25%, 3/9/16(2)	540,000	549,124
Korea Development Bank, 4.00%, 9/9/16(2)	420,000	439,804
		1,766,174
UNITED KINGDOM — 2.2%
Government of United Kingdom, 3.75%, 9/7/21 GBP	11,120,000	20,290,054
Government of United Kingdom, 4.50%, 12/7/42 GBP	2,845,000	5,542,115
		25,832,169
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $40,840,479)		42,150,080
Collateralized Mortgage Obligations(1) — 3.6%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	$500,370	313,122
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	671,858	690,256
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.81%, 4/25/12(2)	1,328,451	1,138,592
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(2)	64,871	64,072

23

	Principal Amount	Value
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	$736,042	$729,584
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.33%, 4/25/12(2)	1,339,324	1,273,073
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	531,723	552,034
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	274,300	276,475
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	451,067	434,567
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.60%, 4/25/12(2)	313,960	288,090
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35(2)	576,613	578,344
JP Morgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	327,826	330,008
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.73%, 4/25/12(2)	1,122,551	851,165
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 4/21/12(2)	2,000,000	1,969,285
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(2)	358,752	375,495
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.01%, 4/18/12	1,312,202	1,384,404
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	1,107,523	1,075,559
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/25/12	1,723,861	1,751,329
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33(2)	505,840	531,539
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.86%, 4/25/12(2)	$442,595	$449,275
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,512,379	1,464,369
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	366,708	367,768
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	627,572	638,185
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35(2)	1,072,932	1,100,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 4/25/12(2)	948,898	961,223
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	2,323,446	2,311,110
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36(2)	2,419,432	2,394,600
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	810,420	746,224
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	719,364	724,818
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(2)	1,300,000	1,242,812
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36(2)	1,046,618	1,013,727
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(2)	1,226,195	1,207,732

24

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	$1,076,605	$1,127,360
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.09%, 4/25/12	804,828	817,085
		31,173,636
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(2)	625,888	690,838
FHLMC, Series 3397, Class GF, VRN, 0.74%, 4/15/12	7,372,031	7,427,821
FHLMC, Series 3599, Class B SEQ, 1.60%, 11/15/14	451,398	452,486
FNMA, Series 1989-35, Class G, SEQ, 9.50%, 7/25/19(2)	1,689	1,954
FNMA, Series 2006-43, Class FM, VRN, 0.54%, 4/25/12	1,198,701	1,197,003
FNMA, Series 2007-36, Class FB, VRN, 0.64%, 4/25/12	768,191	769,259
		10,539,361
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,369,578)		41,712,997
U.S. Government Agency Securities — 1.8%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.8%
FHLMC, 4.875%, 6/13/18(2)	1,530,000	1,826,663
FHLMC, 2.375%, 1/13/22	5,090,000	5,005,414
FNMA, 1.625%, 10/26/15	1,280,000	1,319,552
FNMA, 5.00%, 2/13/17(2)	1,000,000	1,177,688
		9,329,317
GOVERNMENT-BACKED CORPORATE BONDS(5) — 1.0%
Ally Financial, Inc., 1.75%, 10/30/12(2)	4,000,000	4,036,024
Citigroup Funding, Inc., 1.875%, 10/22/12	5,000,000	5,046,870
General Electric Capital Corp., 2.625%, 12/28/12(2)	2,465,000	2,509,106
		11,592,000
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $20,369,037)		20,921,317
Municipal Securities — 1.6%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(2)	$195,000	$205,039
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	360,000	460,886
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	380,000	499,046
California GO, (Building Bonds), 6.65%, 3/1/22(2)	240,000	289,459
California GO, (Building Bonds), 7.55%, 4/1/39(2)	100,000	129,000
California GO, (Building Bonds), 7.30%, 10/1/39(2)	200,000	251,406
California GO, (Building Bonds), 7.60%, 11/1/40(2)	95,000	123,408
Illinois GO, 5.88%, 3/1/19(2)	940,000	1,034,780
Illinois GO, (Building Bonds), 7.35%, 7/1/35(2)	115,000	134,959
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	1,253,000	1,190,826
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	155,000	171,715
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(2)(6)	1,900,000	1,974,841
Kansas State Department of Transportation Highway Rev., Series 2010A, (Building Bonds), 4.60%, 9/1/35(2)	230,000	243,805
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49(2)	400,000	521,480
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(2)	480,000	608,688
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	70,000	82,792
Maryland State Transportation Authority Rev., (Building Bonds), 5.75%, 7/1/41(2)	275,000	332,811

25

	Principal Amount	Value
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	$305,000	$376,364
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	470,000	601,567
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(2)	555,000	657,059
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	450,000	644,571
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	530,000	731,697
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	335,000	418,800
New York City Municipal Water Finance Authority Rev., (Building Bonds), 5.95%, 6/15/42(2)	325,000	422,594
Ohio State University (The) Rev., (Building Bonds), 4.91%, 6/1/40(2)	45,000	50,278
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/2111(2)	655,000	665,952
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	390,000	420,997
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	200,000	243,102
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(2)	420,000	469,123
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51(2)	250,000	267,888
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	$715,000	$843,199
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	375,000	445,972
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	350,000	391,514
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(2)	250,000	316,670
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	440,000	527,072
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	420,000	496,310
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	630,000	733,320
TOTAL MUNICIPAL SECURITIES (Cost $15,791,419)		17,978,990
Asset-Backed Securities(1) — 0.3%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	964,595	984,001
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	1,850,000	1,850,851
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.79%, 4/25/12(2)	17,637	17,635
TOTAL ASSET-BACKED SECURITIES (Cost $2,832,036)		2,852,487

26

	Principal Amount	Value
Temporary Cash Investments — 5.4%
Lexington Parker Capital, 0.18%, 4/2/12(4)(7)	$40,000,000	$39,999,200
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $6,839,144), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $6,698,421)		6,698,415
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $4,264,831), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $4,186,519)		4,186,509
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38 valued at $5,134,335), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $5,023,824)		5,023,811

	Shares/ Principal Amount	Value
SSgA U.S. Government Money Market Fund	2,845,474	$2,845,474
U.S. Treasury Bills, 0.125%, 8/30/12(2)(7)	$4,000,000	3,998,044
TOTAL TEMPORARY CASH INVESTMENTS (Cost $62,751,828)		62,751,453
TOTAL INVESTMENT SECURITIES — 105.6% (Cost $1,185,646,126)		1,220,972,620
OTHER ASSETS AND LIABILITIES(8) — (5.6)%		(64,203,821)
TOTAL NET ASSETS — 100.0%		$1,156,768,799

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,899,500	AUD for USD	UBS AG	4/27/12	$1,962,259	$(5,224)
3,402,600	CAD for USD	Barclays Bank Plc	4/27/12	3,409,618	56,675
1,260,500	CAD for USD	UBS AG	4/27/12	1,263,100	(4,473)
1,293,900	CHF for USD	UBS AG	4/27/12	1,433,748	21,717
1,124,800	EUR for USD	Deutsche Bank	4/27/12	1,500,298	17,632
913,100	GBP for USD	Deutsche Bank	4/27/12	1,460,278	13,151
283,000	GBP for USD	UBS AG	4/27/12	452,588	10,197
127,654,200	JPY for USD	Deutsche Bank	4/27/12	1,542,581	9,823
1,658,443,704	KRW for USD	HSBC Holdings plc	4/27/12	1,460,965	(11,571)
1,575,060,102	KRW for USD	HSBC Holdings plc	4/27/12	1,387,510	(2,289)
21,259,900	NOK for USD	Deutsche Bank	4/27/12	3,729,798	132,705
133,500	NZD for USD	UBS AG	4/27/12	109,133	335
732,500	NZD for USD	Westpac Group	4/27/12	598,804	11,266
17,740,100	SEK for USD	Deutsche Bank	4/27/12	2,678,835	73,483
1,750,000	SEK for USD	UBS AG	4/27/12	264,258	7,396
662,700	SGD for USD	HSBC Holdings plc	4/27/12	527,197	5,796
21,186,400	TWD for USD	HSBC Holdings plc	4/27/12	717,908	(640)
				$24,498,878	$335,979

(Value on Settlement Date $24,162,899)

27

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,214,800	AUD for USD	Deutsche Bank	4/27/12	$1,254,937	$25,280
291,600	AUD for USD	UBS AG	4/27/12	301,234	3,476
329,400	CAD for USD	Deutsche Bank	4/27/12	330,079	1,800
760,800	CHF for USD	Deutsche Bank	4/27/12	843,029	(11,808)
2,495,100	CHF for USD	UBS AG	4/27/12	2,764,776	(78,089)
1,452,916	EUR for USD	Barclays Bank Plc	4/27/12	1,937,951	(53,505)
1,004,000	EUR for USD	UBS AG	4/27/12	1,339,171	(18,509)
11,170,649	GBP for USD	HSBC Holdings plc	4/27/12	17,864,693	(473,110)
6,932,793	GBP for USD	UBS AG	4/27/12	11,087,290	(137,151)
117,723,200	JPY for USD	UBS AG	4/27/12	1,422,574	9,233
423,446,100	JPY for USD	Westpac Group	4/27/12	5,116,947	334,423
4,174,300	NOK for USD	Deutsche Bank	4/27/12	732,332	(5,292)
4,121,200	NOK for USD	UBS AG	4/27/12	723,016	1,400
220,400	NZD for USD	Deutsche Bank	4/27/12	180,173	959
1,725,600	SEK for USD	Deutsche Bank	4/27/12	260,573	(4,773)
				$46,158,775	$(405,666)

(Value on Settlement Date $45,753,109)

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America, N.A./CDX North America Investment Grade 15 Index	$7,500,000	Sell*	1.00%	12/20/15	$40,846	$30,052	$70,898

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

28

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
PHHMC = PHH Mortgage Corporation
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Security, or a portion thereof, has been segregated for forward commitments and/or swap agreements. At the period end, the aggregate value of securities pledged was $79,667,000.
(3)	Forward commitment. Settlement date is indicated.
(4)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $62,507,172, which represented 5.4% of total net assets.

(5)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States.  The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(6)	Escrowed to maturity in U.S. government securities or state and local government securities.
(7)	The rate indicated is the yield to maturity at purchase.
(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

29

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $1,185,646,126)	$1,220,972,620
Foreign currency holdings, at value (cost of $327,003)	332,692
Receivable for investments sold	4,072,780
Receivable for capital shares sold	86,546
Unrealized gain on forward foreign currency exchange contracts	736,747
Swap agreements, at value (including net premiums paid (received) of $40,846)	70,898
Interest receivable	6,644,143
1,232,916,426

Liabilities
Payable for investments purchased	74,343,696
Payable for capital shares redeemed	619,156
Unrealized loss on forward foreign currency exchange contracts	806,434
Accrued management fees	378,341
76,147,627

Net Assets	$1,156,768,799

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	106,057,811

Net Asset Value Per Share	$10.91

Net Assets Consist of:
Capital paid in	$1,117,360,715
Accumulated net investment loss	(2,500)
Undistributed net realized gain	4,115,141
Net unrealized appreciation	35,295,443
$1,156,768,799

See Notes to Financial Statements.

30

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $2,548)	$30,751,874

Expenses:
Management fees	3,727,978
Trustees’ fees and expenses	51,218
3,779,196

Net investment income (loss)	26,972,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,929,155
Futures contract transactions	1,481,238
Swap agreement transactions	65,340
Foreign currency transactions	1,108,534
20,584,267

Change in net unrealized appreciation (depreciation) on:
Investments	23,371,384
Futures contracts	11,573
Swap agreements	25,326
Translation of assets and liabilities in foreign currencies	617,574
24,025,857

Net realized and unrealized gain (loss)	44,610,124

Net Increase (Decrease) in Net Assets Resulting from Operations	$71,582,802

See Notes to Financial Statements.

31

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$26,972,678	$21,062,664
Net realized gain (loss)	20,584,267	6,214,891
Change in net unrealized appreciation (depreciation)	24,025,857	406,716
Net increase (decrease) in net assets resulting from operations	71,582,802	27,684,271

Distributions to Shareholders
From net investment income	(31,634,967)	(22,128,608)
From net realized gains	(11,879,916)	(6,216,040)
Decrease in net assets from distributions	(43,514,883)	(28,344,648)

Capital Share Transactions
Proceeds from shares sold	417,441,431	330,883,046
Proceeds from reinvestment of distributions	43,514,883	28,344,648
Payments for shares redeemed	(159,840,824)	(58,869,612)
Net increase (decrease) in net assets from capital share transactions	301,115,490	300,358,082

Net increase (decrease) in net assets	329,183,409	299,697,705

Net Assets
Beginning of period	827,585,390	527,887,685
End of period	$1,156,768,799	$827,585,390

Accumulated undistributed net investment income (loss)	$(2,500)	$247,141

Transactions in Shares of the Fund
Sold	38,338,556	30,919,926
Issued in reinvestment of distributions	4,011,937	2,649,226
Redeemed	(14,601,538)	(5,473,119)
Net increase (decrease) in shares of the fund	27,748,955	28,096,033

See Notes to Financial Statements.

32

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

33

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that

34

provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended March 31, 2012 was 0.40%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust,  American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $1,346,735,644, of which $1,027,607,728 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $992,441,469, of which $758,203,034 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

35

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$348,546,945	—
U.S. Treasury Securities	—	326,171,945	—
Corporate Bonds	—	289,033,162	—
Commercial Mortgage-Backed Securities	—	68,853,244	—
Sovereign Governments and Agencies	—	42,150,080	—
Collateralized Mortgage Obligations	—	41,712,997	—
U.S. Government Agency Securities	—	20,921,317	—
Municipal Securities	—	17,978,990	—
Asset-Backed Securities	—	2,852,487	—
Temporary Cash Investments	$2,845,474	59,905,979	—
Total Value of Investment Securities	$2,845,474	$1,218,127,146	—

Other Financial Instruments
Swap Agreements	—	$30,052	—
Forward Foreign Currency Exchange Contracts	—	(69,687)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$(39,635)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency.

36

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the last five months of the period, though the amount is higher than the typical volume during the first seven months of the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first five months of the period.

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$70,898	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	736,747	Unrealized loss on forward foreign currency exchange contracts	$806,434
		$807,645		$806,434

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$65,340	Change in net unrealized appreciation (depreciation) on swap agreements	$25,326
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	970,407	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	657,629
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,481,238	Change in net unrealized appreciation (depreciation) on futures contracts	11,573
		$2,516,985		$694,528

37

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$38,530,780	$27,380,752
Long-term capital gains	$4,984,103	$963,896

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,185,976,067
Gross tax appreciation of investments	$37,232,602
Gross tax depreciation of investments	(2,236,049)
Net tax appreciation (depreciation) of investments	$34,996,553
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$41,291
Other book-to-tax adjustments	$(670,389)
Net tax appreciation (depreciation)	$34,367,455
Undistributed ordinary income	$2,801,276
Accumulated long-term gains	$2,239,353

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

38

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$10.57	0.31	0.54	0.85	(0.37)	(0.14)	(0.51)	$10.91	8.16%	0.41%	0.41%	2.89%	2.89%	109%	$1,156,769
2011	$10.51	0.35	0.18	0.53	(0.37)	(0.10)	(0.47)	$10.57	5.00%	0.39%	0.40%	3.24%	3.23%	77%	$827,585
2010	$10.12	0.37	0.43	0.80	(0.38)	(0.03)	(0.41)	$10.51	7.99%	0.38%	0.41%	3.53%	3.50%	104%	$527,888
2009	$10.56	0.43	(0.10)	0.33	(0.47)	(0.30)	(0.77)	$10.12	3.36%	0.42%	0.42%	4.17%	4.17%	299%	$253,411
2008	$10.19	0.49	0.43	0.92	(0.49)	(0.06)	(0.55)	$10.56	9.32%	0.42%	0.42%	4.82%	4.82%	246%	$162,119

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

40

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,984,103, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75053   1205

ANNUAL REPORT             MARCH 31, 2012

Prime Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(1)	1.38%(1)	1.79%(1)	3.20%(1)	11/17/93
A Class	ACAXX	0.01%(1)	1.26%(1)	1.60%(1)	2.33%(1)	8/28/98
B Class No sales charge* With sales charge*	BPMXX	0.01%(1) -3.99%(1)	0.94%(1) 0.75%(1)	— —	1.24%(1) 1.24%(1)	1/31/03
C Class	ARCXX	0.01%(1)	1.04%(1)	—	1.29%(1)	5/7/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.58%	0.83%	1.58%	1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2012
7-Day Current Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%
Before waiver	-0.32%	-0.57%	-1.32%	-1.07%
7-Day Effective Yields	Investor Class	A Class	B Class	C Class
After waiver(1)	0.01%	0.01%	0.01%	0.01%

(1)	Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	51 days
Weighted Average Life	67 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	53%
31-90 days	32%
91-180 days	8%
More than 180 days	7%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$1.20	0.24%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.90	0.58%
A Class (after waiver)	$1,000	$1,000.10	$1.20	0.24%
A Class (before waiver)	$1,000	$1,000.10(2)	$4.15	0.83%
B Class (after waiver)	$1,000	$1,000.10	$1.20	0.24%
B Class (before waiver)	$1,000	$1,000.10(2)	$7.90	1.58%
C Class (after waiver)	$1,000	$1,000.10	$1.20	0.24%
C Class (before waiver)	$1,000	$1,000.10(2)	$6.65	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.80	$1.21	0.24%
Investor Class (before waiver)	$1,000	$1,022.10	$2.93	0.58%
A Class (after waiver)	$1,000	$1,023.80	$1.21	0.24%
A Class (before waiver)	$1,000	$1,020.85	$4.19	0.83%
B Class (after waiver)	$1,000	$1,023.80	$1.21	0.24%
B Class (before waiver)	$1,000	$1,017.10	$7.97	1.58%
C Class (after waiver)	$1,000	$1,023.80	$1.21	0.24%
C Class (before waiver)	$1,000	$1,018.35	$6.71	1.33%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

7

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
Commercial Paper(1) — 44.1%
Bank of Nova Scotia, 0.28%, 4/17/12	$30,000,000	$30,000,000
Bank of Nova Scotia, 0.67%, 6/11/12	5,000,000	5,003,587
Barclays Bank PLC, 0.23%, 4/2/12 (LOC: Barclays Bank PLC)(2)	20,000,000	19,999,872
BP Capital Markets PLC, 0.30%, 6/5/12(2)	2,000,000	1,998,917
BP Capital Markets PLC, 0.32%, 6/5/12(2)	7,000,000	6,996,082
Catholic Health Initiatives, 0.30%, 6/1/12	21,000,000	21,000,000
Chariot Funding LLC, 0.19%, 6/20/12(2)	20,000,000	19,991,556
Chariot Funding LLC, 0.20%, 6/21/12(2)	35,000,000	34,984,250
Chariot Funding LLC, 0.20%, 6/27/12(2)	35,000,000	34,983,083
Charta LLC, 0.20%, 4/3/12(2)	10,000,000	9,999,889
Charta LLC, 0.20%, 4/3/12(2)	24,300,000	24,299,730
Charta LLC, 0.35%, 5/2/12(2)	20,000,000	19,994,144
Charta LLC, 0.45%, 5/14/12(2)	3,600,000	3,598,065
City of Austin, 0.18%, 5/22/12 (LOC: JPMorgan Chase Bank N.A.)	6,006,000	6,004,469
City of Chicago, 0.31%, 4/26/12 (LOC: Landesbank Baden-Wurttemberg)	10,838,000	10,835,667
CRC Funding LLC, 0.34%, 5/14/12(2)	40,000,000	39,984,233
CRC Funding LLC, 0.38%, 5/23/12(2)	30,000,000	29,983,533
Crown Point Capital Co. LLC, 0.30%, 4/2/12(2)	35,000,000	34,999,708
General Electric Capital Corp., 0.19%, 5/31/12	65,000,000	64,979,417
General Electric Capital Corp., 0.23%, 6/29/12	40,000,000	39,977,256
Govco LLC, 0.34%, 5/7/12(2)	15,000,000	14,994,900
Govco LLC, 0.37%, 5/7/12(2)	21,250,000	21,242,350
Govco LLC, 0.375%, 5/9/12(2)	15,000,000	14,994,142
Govco LLC, 0.39%, 5/9/12(2)	8,750,000	8,746,490
Govco LLC, 0.41%, 5/10/12(2)	$45,000,000	44,980,500
Honeywell International Inc., 0.26%, 9/27/12(2)	50,000,000	$49,935,361
Jupiter Securitization Co. LLC, 0.08%, 4/2/12(2)	1,570,000	1,569,997
Jupiter Securitization Co. LLC, 0.20%, 6/22/12(2)	13,700,000	13,693,759
Legacy Capital LLC, 0.30%, 4/2/12(2)	35,000,000	34,999,708
Lexington Parker Capital, 0.30%, 4/2/12(2)	35,000,000	34,999,708
Old Line Funding LLC, 0.25%, 4/20/12 (LOC: Royal Bank of Canada)(2)	40,000,000	39,994,722
Old Line Funding LLC, 0.24%, 6/20/12 (LOC: Royal Bank of Canada)(2)	24,000,000	23,987,200
Providence Health & Services, 0.24%, 6/1/12	30,000,000	30,000,000
Reckitt Benckiser Treasury Services plc, 0.25%, 4/10/12 (LOC: Reckitt Benckiser Group plc)(2)	8,655,000	8,654,459
Salvation Army (The), 0.30%, 4/4/12	10,000,000	10,000,000
Thunder Bay Funding LLC, 0.13%, 4/3/12 (LOC: Royal Bank of Canada)(2)	29,551,000	29,550,787
Thunder Bay Funding LLC, 0.15%, 4/23/12 (LOC: Royal Bank of Canada)(2)	2,200,000	2,199,798
Thunder Bay Funding LLC, 0.20%, 5/21/12 (LOC: Royal Bank of Canada)(2)	23,000,000	22,993,611
Toronto-Dominion Holdings USA, 0.21%, 5/3/12	60,000,000	60,000,000
Toyota Motor Credit Corp., 0.28%, 6/29/12 (LOC: Toyota Motor Credit Corp.)	25,000,000	24,982,694
University of California, 0.23%, 5/3/12	10,000,000	9,997,956
TOTAL COMMERCIAL PAPER		962,131,600
Municipal Securities — 32.2%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.26%, 4/2/12 (LOC: Bank of America N.A.)	3,070,000	3,070,000
ABAG Finance Authority for Nonprofit Corps. Series 2001 B (Public Policy Institute), VRDN, 0.38%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000

8

	Principal Amount	Value
Alameda County Industrial Development Authority (Autumn Press Inc.), VRDN, 0.24%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	$1,752,000	$1,752,000
Alameda County Industrial Development Authority (Segale Bros. Wood Products), VRDN, 0.60%, 4/5/12 (LOC: Bank of the West)	1,700,000	1,700,000
Appling County Development Authority Pollution Control (Georgia Power Co.-Plant Hatch), VRDN, 0.24%, 4/2/12	7,200,000	7,200,000
Brazos River Authority, Series 2001 I, (Texas Competitive Electric), VRDN, 0.22%, 4/4/12 (LOC: Citibank N.A.)	11,000,000	11,000,000
Brookhaven Industrial Development Agency Rev., (Methodist Hospital System), VRDN, 0.19%, 4/5/12 (LOC: U.S. Bank N.A.)	3,760,000	3,760,000
California School Cash Reserve Program Authority Rev., Series 2011 B, 2.00%, 6/1/12	3,000,000	3,007,554
California Statewide Communities Development Authority (Varenna Care Center), VRDN, 0.18%, 4/5/12 (LOC: FHLB)	1,835,000	1,835,000
Chesterfield County Economic Development Authority, Series 2005 B, (Meadowville Tech), VRDN, 0.37%, 4/5/12 (SBBPA: Wells Fargo Bank N.A.)	580,000	580,000
City & County of Denver Rev., Series 2011 B, 2.50%, 11/15/12	5,000,000	5,060,993
City of Alliance (Alliance Obligated Group), VRDN, 0.22%, 4/2/12 (Radian) (LOC: JPMorgan Chase Bank N.A.)	2,425,000	2,425,000
City of Chicago (Lufthansa German), VRDN, 0.27%, 4/4/12 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
City of Chula Vista Industrial Development Rev., Series 2006 A, (San Diego Gas & Electric Co.), VRDN, 0.18%, 4/4/12	15,900,000	15,900,000
City of El Monte COP, Series 2003 B (Community Improvement), VRDN, 0.39%, 4/5/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	$1,710,000	$1,710,000
City of Indianapolis (Nora Pines Apartments), VRDN, 0.22%, 4/5/12 (LIQ FAC: FNMA)	9,275,000	9,275,000
City of Moorhead (American Crystal Sugar Co.), VRDN, 0.34%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	5,500,000	5,500,000
City of Oakdale Rev., (Housing Cottage Homesteads), VRDN, 0.22%, 4/5/12 (LOC: FHLMC)	2,300,000	2,300,000
City of Pasadena, COP, (Los Robles Avenue Parking Facilities), VRDN, 0.16%, 4/3/12 (LOC: Bank of New York Mellon and California State Teacher’s Retirement System)	2,200,000	2,200,000
City of Plymouth (Carlson Center), VRDN, 0.25%, 4/5/12 (LOC: U.S. Bank N.A.)	100,000	100,000
City of Portland GO, (Pension Buildings), VRDN, 0.34%, 4/4/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	30,000,000	30,000,000
City of Quincy (Blessing Hospital), VRDN, 0.26%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	3,110,000	3,110,000
City of Riverside Rev., Series 2011 A, VRN, 0.26%, 4/5/12	9,870,000	9,870,000
City of San Jose Rev., Series 1999 A, (Kimberly Woods Apartments), VRDN, 0.19%, 4/5/12 (LIQ FAC: FHLMC)	16,050,000	16,050,000
Colorado Educational & Cultural Facilities Authority, Series 2005 C1 (National Jewish Federation Bond Program), VRDN, 0.20%, 4/2/12 (LOC: U.S. Bank N.A.)	10,890,000	10,890,000
Connecticut Housing Finance Authority, Series 2008 A5, (Housing Mortgage Finance), VRDN, 0.15%, 4/5/12 (SBBPA: FHLB)	28,925,000	28,925,000

9

	Principal Amount	Value
County of Buchanan, Series 2009 A, (Lifeline Foods, LLC), VRDN, 0.27%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	$6,450,000	$6,450,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.25%, 4/2/12	19,700,000	19,700,000
County of Kent GO, 1.50%, 4/1/12	24,000,000	24,000,000
Floyd County Development Authority (Georgia Power Co. Plant Hammond), VRDN, 0.25%, 4/2/12	8,000,000	8,000,000
Harris County Cultural Education Facilities Finance Corp. Rev, Series 2008 C1, (Methodist Hospital System), VRDN, 0.20%, 4/2/12	25,000,000	25,000,000
Harris County Health Facilities Development Authority Rev., Series 2007 B, (Baylor College of Medicine), VRDN, 0.20%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	19,200,000	19,200,000
Harrisonburg Redevelopment & Housing Authority Multi-Family (Stoney Ridge/Dale Forest), VRDN, 0.18%, 4/5/12 (LIQ FAC: FHLMC)	5,100,000	5,100,000
Illinois Finance Authority Rev., Series 2009 B, (Provena Health), VRDN, 0.20%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	11,100,000	11,100,000
Iowa Finance Authority Private College (Central College), VRDN, 0.22%, 4/2/12 (LOC: Wells Fargo Bank N.A.)	2,545,000	2,545,000
JEA, 2.00%, 10/1/12	7,935,000	7,995,050
JJB Properties LLC (Rental Property), VRDN, 0.20%, 4/5/12 (LOC: Arvest Bank and FHLB)	5,850,000	5,850,000
King County Housing Authority (Auburn Court Apartments), VRDN, 0.22%, 4/5/12 (LIQ FAC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp. (Accident Fund), VRDN, 0.24%, 4/5/12 (LOC: FHLB)	7,405,000	7,405,000
Long Island Power Authority Electric System Rev., Series 1998-2B, VRDN, 0.23%, 4/2/12 (LOC: Bayerische Landesbank)	$21,840,000	$21,840,000
Louisiana Public Facilities Authority (Dynamic Fuels LLC), VRDN, 0.19%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	9,000,000	9,000,000
Maryland Community Development Administration Rev., Series 2008 C, (Multi-Family Development), VRDN, 0.20%, 4/5/12 (LIQ FAC: FHLMC)	5,875,000	5,875,000
Massachusetts Water Resources Authority Series 2002 C, (Multi-Modal), VRDN, 0.21%, 4/2/12 (LOC: Landesbank Hessen-Thuringen Girozentrale)	5,420,000	5,420,000
Mississippi Business Finance Corp. (Medical Development Properties LLC), VRDN, 0.32%, 4/5/12 (LOC: BancorpSouth Bank and FHLB)	4,725,000	4,725,000
Mississippi Business Finance Corp., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.32%, 4/5/12 (LOC: Trustmark National Bank and FHLB)	3,575,000	3,575,000
Missouri State Health & Educational Facilities Authority Series 2002 A, (Christian Brothers), VRDN, 0.19%, 4/5/12 (LOC: Commerce Bank N.A.)	8,700,000	8,700,000
Monterey Peninsula Water Management District COP, (Wastewater Reclamation), VRDN, 0.16%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	7,805,000	7,805,000
New Hampshire Business Finance Authority Rev., (Littleton Regional Hospital), VRDN, 0.23%, 4/2/12 (LOC: TD Bank N.A.)	9,335,000	9,335,000
New Mexico Educational Assistance Foundation Series 2003 A2, (Education Loan), VRDN, 0.20%, 4/4/12 (LOC: Royal Bank of Canada)	4,550,000	4,550,000

10

	Principal Amount	Value
New York City Housing Development Corp. Rev., Series 2003 B, VRDN, 0.45%, 4/4/12 (LOC: Landesbank Baden-Wurttemberg)	$1,700,000	$1,700,000
New York City Housing Development Corp. Rev., Series 2004 A, (Nagle Courtyard Apartments), VRDN, 0.17%, 4/4/12 (LIQ FAC: FNMA)	4,200,000	4,200,000
New York City Housing Development Corp., Series 2003 A, (Upper East Lease Associations), VRDN, 0.30%, 4/4/12 (LOC: Landesbank Baden-Wurttemberg)	10,900,000	10,900,000
New York State Dormitory Authority Rev., Series 2002 B, (University Educational Facilities), 5.25%, 5/15/12, Prerefunded at 100% of Par(3)	18,420,000	18,526,501
Oregon State Facilities Authority, Series 2003 A, (Housing Vintage at Bend Apartments), VRDN, 0.26%, 4/5/12 (LIQ FAC: FNMA)	5,600,000	5,600,000
Oregon State Housing & Community Services Department, Series 2009 B1, (Pearl Family Housing), VRDN, 0.17%, 4/5/12 (LOC: U.S. Bank N.A.)	3,650,000	3,650,000
Pennsylvania Economic Development Financing Authority (NHS-AVS LLC), VRDN, 0.20%, 4/2/12 (LOC: Commerce Bank and TD Bank N.A.)	9,495,000	9,495,000
Port Freeport (BASF Corp.), VRDN, 0.35%, 4/4/12	6,600,000	6,600,000
Port Freeport (Multi Mode-BASF Corp), VRDN, 0.35%, 4/4/12	4,000,000	4,000,000
Port of Corpus Christi Authority of Nueces County (Flint Hills Resources), VRDN, 0.24%, 4/4/12 (GA: Flint Hills Resources)	10,000,000	10,000,000
Port of Corpus Christi Authority of Nueces County, Series 2002 A, (Flint Hillls Resources), VRDN, 0.25%, 4/4/12 (GA: Flint Hills Resources)	15,000,000	15,000,000
Putnam County Development Authority (Georgia Power Co.- Plant Branch), VRDN, 0.24%, 4/2/12	$6,800,000	$6,800,000
Rhode Island Health & Educational Building Corp. (Bryant University), VRDN, 0.17%, 4/4/12 (LOC: TD Bank N.A.)	20,105,000	20,105,000
San Pablo Redevelopment Agency Tax Allocation Rev., VRDN, 0.20%, 4/2/12 (LOC: Union Bank of California N.A.)	11,100,000	11,100,000
Santa Ana Housing Authority, Series 1996 A, (Vintage Apartments), VRDN, 0.18%, 4/5/12 (LIQ FAC: FNMA)	5,335,000	5,335,000
Seminole County Industrial Development Authority Rev., (3100 Camp Rd. LLC), VRDN, 0.29%, 4/5/12 (LOC: PNC Bank N.A.)	2,685,000	2,685,000
South Dakota Health & Educational Facilities Authority (Regular Health), VRDN, 0.21%, 4/2/12 (LOC: U.S. Bank N.A.)	27,805,000	27,805,000
Southeastern Pennsylvania Transportation Authority, VRDN, 0.17%, 4/2/12 (LOC: PNC Bank N.A.)	3,100,000	3,100,000
State of Texas GO, Series 2002 IB (Veterans Housing), VRDN, 0.20%, 4/4/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	13,345,000	13,345,000
University of California, Series 2011 AA-1, 0.48%, 7/1/12	5,000,000	5,000,000
University of California, Series 2011 Y1, VRN, 0.32%, 4/1/12	30,000,000	30,000,000
University of Kansas Hospital Authority (Health System), VRDN, 0.21%, 4/2/12 (LOC: U.S. Bank N.A.)	6,020,000	6,020,000
USF Financing Corp. COP, Series 2005 B-1, (Master Lease Program), VRDN, 0.19%, 4/4/12 (AMBAC)(LOC: Wells Fargo Bank N.A.)	6,600,000	6,600,000

11

	Principal Amount	Value
Washington State Housing Finance Commission (Vintage Chehalis Senior Living), VRDN, 0.23%, 4/5/12 (LIQ FAC: FNMA)	$8,190,000	$8,190,000
Washington State Housing Finance Commission, Series 1996 A, (Brittany Park LLC), VRDN, 0.23%, 4/5/12 (LIQ FAC: FNMA)	8,930,000	8,930,000
Washington State Housing Finance Commission, Series 2004 A (Vintage Burien Senior Living), VRDN, 0.23%, 4/5/12 (LIQ FAC: FNMA)	6,570,000	6,570,000
Westchester County Healthcare Corp. Rev., Series 2010 D, (Senior Lien), VRDN, 0.18%, 4/4/12 (LOC: Bank of America N.A. and TD Bank N.A.)	5,500,000	5,500,000
Wisconsin Health & Educational Facilities Authority (National Regency of New Berlin, Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	7,700,000	7,700,000
Wisconsin Health & Educational Facilities Authority (Wasau Hospital), VRDN, 0.22%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	2,600,000	2,600,000
Wisconsin Health & Educational Facilities Authority, Series 2007 A, (Fort Healthcare Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	2,685,000	2,685,000
Wisconsin Health & Educational Facilities Authority, Series 2008 B, (ProHealth Care, Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank)	13,410,000	13,410,000
TOTAL MUNICIPAL SECURITIES		702,292,098
U.S. Government Agency Securities — 13.2%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 5.1%
Federal Farm Credit Bank, VRN, 0.26%, 4/12/12	10,000,000	10,001,080
Federal Farm Credit Bank, VRN, 0.51%, 4/25/12	5,545,000	5,559,190
Federal Home Loan Bank, VRN, 0.26%, 4/2/12	50,000,000	50,000,000
Federal Home Loan Bank, VRN, 0.27%, 4/2/12	$10,000,000	$10,003,276
Federal Home Loan Bank, VRN, 0.28%, 4/2/12	18,000,000	18,002,973
Federal Home Loan Bank, VRN, 0.30%, 4/2/12	17,000,000	17,000,000
		110,566,519
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 5.9%
Federal Home Loan Bank, 0.375%, 7/27/12	20,000,000	20,000,000
Federal Home Loan Bank, 0.35%, 8/10/12	4,375,000	4,375,000
Federal Home Loan Bank, 0.15%, 8/30/12	25,000,000	25,000,000
Federal Home Loan Bank, 0.35%, 10/3/12	10,533,250	10,544,277
Federal Home Loan Bank, 0.25%, 2/28/13	40,000,000	40,000,000
Federal Home Loan Bank, 0.30%, 4/15/13	30,000,000	30,000,000
		129,919,277
GOVERNMENT-BACKED CORPORATE BONDS(4) — 2.2%
Citibank N.A., VRN, 0.45%, 6/4/12	39,200,000	39,208,750
Citigroup, Inc., 2.125%, 4/30/12	9,401,000	9,414,556
		48,623,306
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		289,109,102
Corporate Bonds — 7.6%
Blodgett Capital LLC, VRDN, 0.24%, 4/5/12 (LOC: FHLB)	5,745,000	5,745,000
Colorado Natural Gas, Inc., VRDN, 0.39%, 4/5/12 (LOC: JPMorgan Chase Bank N.A.)	2,435,000	2,435,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.22%, 4/5/12 (LOC: FHLB)	20,437,000	20,437,000
General Electric Capital Corp., MTN, 6.00%, 6/15/12	1,500,000	1,517,242
Herman & Kittle Capital LLC, VRDN, 0.58%, 4/5/12 (LOC: FHLB)	1,295,000	1,295,000
HHH Investment Co., VRDN, 0.60%, 4/4/12 (LOC: Bank of the West)	6,740,000	6,740,000
High Track LLC, VRDN, 0.24%, 4/5/12 (LOC: FHLB)	2,495,000	2,495,000
IBM International Group Capital LLC, 5.05%, 10/22/12	5,164,000	5,301,391

12

	Principal Amount	Value
International Business Machines Corp., VRN, 0.50%, 6/15/12	$10,700,000	$10,703,620
Labcon North America, VRDN, 0.64%, 4/4/12 (LOC: Bank of the West)	1,950,000	1,950,000
Lammert Building LP, VRDN, 0.21%, 4/5/12 (LOC: U.S. Bank N.A.)(2)	3,015,000	3,015,000
Northcreek Church, VRDN, 0.45%, 4/5/12 (LOC: FHLB)	10,695,000	10,695,000
PepsiAmericas, Inc., 5.75%, 7/31/12	6,000,000	6,107,014
PepsiCo, Inc., 5.15%, 5/15/12	5,867,000	5,901,703
RMD Note Issue LLC, VRDN, 0.24%, 4/4/12 (LOC: FHLB)	9,645,000	9,645,000
Saddleback Valley Community Church, VRDN, 0.15%, 4/5/12 (LOC: FHLB)	9,060,000	9,060,000
Salvation Army (The), VRDN, 0.19%, 4/5/12 (LOC: Bank of New York Mellon)	7,500,000	7,500,000

	Principal Amount/ Shares	Value
Salvation Army (The), VRDN, 0.19%, 4/5/12 (LOC: Bank of New York Mellon)	$8,000,000	$8,000,000
Shell International Finance BV, VRN, 0.82%, 6/22/12 (LOC: Royal Dutch Shell PLC)	47,341,000	47,386,266
TOTAL CORPORATE BONDS		165,929,236
U.S. Treasury Securities — 2.8%
U.S. Treasury Note, 1.375%, 9/15/12(1)	60,000,000	60,342,294
Temporary Cash Investments†
SSgA U.S. Government Money Market Fund	702,072	702,072
TOTAL INVESTMENT SECURITIES — 99.9%		2,180,506,402
OTHER ASSETS AND LIABILITIES — 0.1%		2,920,588
TOTAL NET ASSETS — 100.0%		$2,183,426,990

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AMBAC = American Municipal Bond Assurance Corporation
COP = Certificates of Participation
FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GA = Guaranty Agreement
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
MTN = Medium Term Note
Radian = Radian Asset Assurance, Inc.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $652,365,554, which represented 29.9% of total net assets. None of these securities were considered illiquid.

(3)	Escrowed to maturity in U.S. government securities or state and local government securities.
(4)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,180,506,402
Receivable for investments sold	850,000
Receivable for capital shares sold	3,069,450
Interest receivable	1,554,654
2,185,980,506

Liabilities
Payable for capital shares redeemed	2,110,212
Accrued management fees	443,089
Dividends payable	215
2,553,516

Net Assets	$2,183,426,990

Net Assets Consist of:
Capital paid in	$2,184,154,903
Undistributed net investment income	18
Accumulated net realized loss	(727,931)
$2,183,426,990

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,080,533,297	2,081,234,384	$1.00
A Class	$96,120,021	96,158,770	$1.00
B Class	$1,042,500	1,042,902	$1.00
C Class	$5,731,172	5,732,441	$1.00

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$6,040,008

Expenses:
Management fees	13,303,453
Distribution and service fees:
A Class	241,420
B Class	11,621
C Class	34,479
Trustees’ fees and expenses	132,895
Other expenses	3,674
13,727,542
Fees waived	(7,902,990)
5,824,552

Net investment income (loss)	215,456

Net realized gain (loss) on investment transactions	(252,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(37,130)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$215,456	$226,093
Net realized gain (loss)	(252,586)	60,043
Net increase (decrease) in net assets resulting from operations	(37,130)	286,136

Distributions to Shareholders
From net investment income:
Investor Class	(205,557)	(215,925)
A Class	(9,361)	(9,822)
B Class	(89)	(104)
C Class	(433)	(242)
Decrease in net assets from distributions	(215,440)	(226,093)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(46,495,513)	(327,006,672)

Net increase (decrease) in net assets	(46,748,083)	(326,946,629)

Net Assets
Beginning of period	2,230,175,073	2,557,121,702
End of period	$2,183,426,990	$2,230,175,073

Undistributed net investment income	$18	—

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund pursues its objectives by investing most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments.

The fund is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. From April 1, 2011 through July 31, 2011, the investment advisor voluntarily agreed to waive 0.062% of its management fee. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. This fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2012 was $7,279,960, $316,390, $3,785 and $15,335 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2012 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2012 was 0.24%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

18

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution and/or service fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the year ended March 31, 2012, the total amount of the waiver was $241,420, $11,621, and $34,479, respectively, and the effective annual distribution and service fee after waiver was 0.00% for each class.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 9% of the fund’s outstanding shares. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 7% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,689,553,774	$1,689,553,774	1,474,496,210	$1,474,496,210
Issued in reinvestment of distributions	195,935	195,935	213,766	213,766
Redeemed	(1,738,319,424)	(1,738,319,424)	(1,783,121,699)	(1,783,121,699)
	(48,569,715)	(48,569,715)	(308,411,723)	(308,411,723)
A Class
Sold	50,344,481	50,344,481	44,032,218	44,032,218
Issued in reinvestment of distributions	9,066	9,066	9,477	9,477
Redeemed	(51,001,275)	(51,001,275)	(62,349,082)	(62,349,082)
	(647,728)	(647,728)	(18,307,387)	(18,307,387)
B Class
Sold	413,062	413,062	163,019	163,019
Issued in reinvestment of distributions	76	76	87	87
Redeemed	(616,529)	(616,529)	(682,507)	(682,507)
	(203,391)	(203,391)	(519,401)	(519,401)
C Class
Sold	8,265,019	8,265,019	3,847,251	3,847,251
Issued in reinvestment of distributions	408	408	210	210
Redeemed	(5,340,106)	(5,340,106)	(3,615,622)	(3,615,622)
	2,925,321	2,925,321	231,839	231,839
Net increase (decrease)	(46,495,513)	$(46,495,513)	(327,006,672)	$(327,006,672)

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$962,131,600	—
Municipal Securities	—	702,292,098	—
U.S. Government Agency Securities	—	289,109,102	—
Corporate Bonds	—	165,929,236	—
U.S. Treasury Securities	—	60,342,294	—
Temporary Cash Investments	$702,072	—	—
Total Value of Investment Securities	$702,072	$2,179,804,330	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$215,440	$226,093
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the fund has undistributed ordinary income for federal income tax purposes of $18.

As of March 31, 2012, the fund had accumulated capital losses of $(475,345), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(459,307) and $(16,038) expire in 2017 and 2018, respectively.

20

The fund has elected to treat $(252,586) of net capital losses incurred in the five-month period ended March 31, 2012, as having been incurred in the following fiscal year for federal income tax purposes.

The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Ratio to Average Net Assets of:				Net Assets, End of Period (in thousands)
						Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)
Investor Class
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.58%	0.01%	(0.32)%	$2,080,533
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.58%	0.01%	(0.21)%	$2,129,346
2010	$1.00	—(2)	—(2)	$1.00	0.20%	0.50%	0.59%	0.21%	0.12%	$2,437,700
2009	$1.00	0.02	(0.02)	$1.00	2.19%	0.57%	0.61%	2.16%	2.12%	$2,769,906
2008	$1.00	0.04	(0.04)	$1.00	4.58%	0.56%	0.59%	4.47%	4.44%	$2,539,830
A Class(3)
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	0.83%	0.01%	(0.57)%	$96,120
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	0.83%	0.01%	(0.46)%	$96,777
2010	$1.00	—(2)	—(2)	$1.00	0.10%	0.62%	0.84%	0.09%	(0.13)%	$115,082
2009	$1.00	0.02	(0.02)	$1.00	1.94%	0.82%	0.86%	1.91%	1.87%	$181,371
2008	$1.00	0.04	(0.04)	$1.00	4.32%	0.81%	0.84%	4.22%	4.19%	$176,175
B Class
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.58%	0.01%	(1.32)%	$1,043
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.58%	0.01%	(1.21)%	$1,246
2010	$1.00	—(2)	—(2)	$1.00	0.01%	0.74%	1.59%	(0.03)%	(0.88)%	$1,765
2009	$1.00	0.01	(0.01)	$1.00	1.19%	1.55%	1.61%	1.18%	1.12%	$3,189
2008	$1.00	0.03	(0.03)	$1.00	3.54%	1.56%	1.59%	3.47%	3.44%	$1,194

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Ratio to Average Net Assets of:				Net Assets, End of Period (in thousands)
						Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)
C Class
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.25%	1.33%	0.01%	(1.07)%	$5,731
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.36%	1.33%	0.01%	(0.96)%	$2,806
2010	$1.00	—(2)	—(2)	$1.00	0.02%	0.74%	1.34%	(0.03)%	(0.63)%	$2,575
2009	$1.00	0.01	(0.01)	$1.00	1.44%	1.32%	1.36%	1.41%	1.37%	$5,602
2008	$1.00	0.04	(0.04)	$1.00	3.81%	1.31%	1.34%	3.72%	3.69%	$1,963

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

24

Management

The Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75046   1205

ANNUAL REPORT              MARCH 31, 2012

Short Duration Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	34
Report of Independent Registered Public Accounting Firm	36
Management	37
Additional Information	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACSNX	2.52%	4.27%	4.28%	11/30/06
Barclays U.S. 1-3 Year Government/Credit Bond Index	—	1.78%	3.77%	3.82%	—
Institutional Class	ACSUX	2.72%	4.48%	4.49%	11/30/06
A Class No sales charge* With sales charge*	ACSQX	2.26% -0.02%	4.01% 3.54%	4.03% 3.58%	11/30/06
C Class	ACSKX	1.59%	3.25%	3.27%	11/30/06
R Class	ACSPX	2.01%	3.77%	3.78%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
*	From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 2.52%* for the 12 months ended March 31, 2012. By comparison, the fund’s benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index, returned 1.78%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Short Duration’s absolute return reflected the positive performance of investment-grade bonds and high-yield corporate securities during the 12-month period. The main contributor to the fund’s relative outperformance was sector allocation, particularly an overweighted position in investment-grade corporate credit, which outperformed the broad bond market average.

Corporate Overweight, Mortgage Strategies were Main Contributors

With Treasury yields remaining at relatively low levels, we continued to underweight Treasuries in favor of spread (non-Treasury) sectors. Within our spread-sector positions, relative to the benchmark, we maintained an overweight position in investment-grade corporate credit. This strategy contributed favorably to performance, as investment-grade corporate bonds were among the top-performing fixed-income securities for the 12-month period. A small, non-benchmark (held in the fund but not in the benchmark) position in high-yield corporate bonds detracted from relative performance. Returns on high-yield bonds were solid, but they lagged investment-grade corporates and the bond market as a whole for the 12 months.

In the mortgage market, we continued to overweight commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), which outperformed traditional government agency MBS. These securities benefited from investor demand for yield, while CMBS also benefited from improving commercial real estate markets.

In addition, small non-benchmark allocations to German and United Kingdom government bonds contributed favorably to performance. Late in 2011, we exited a position in German government bonds in favor of a new position in United Kingdom government bonds. Given the mounting debt problems facing eurozone nations, we concluded the risks to Germany’s bond market were escalating, while the United Kingdom (which does not use the euro) appeared less volatile.

Late in the period, we slightly reduced the fund’s exposure to investment-grade and high-yield corporate bonds, given the strong relative performance of risk-oriented sectors in late 2011 and early 2012. We invested the proceeds in the Treasury market and in government agency MBS. Based on recent analysis of possible economic scenarios, we believe agency MBS offer favorable relative performance attributes in each potential outcome.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Yield Curve Positioning Helped Performance

The portfolio began the 12-month period positioned to benefit from an anticipated flattening of the yield curve (the graphed line representing all Treasury yields of all maturities at one date), triggered by an expected narrowing of the yield difference between two- and five-year Treasuries. This strategy remained intact through the first half of the reporting period. At that point, the yield curve had flattened to a level within our targeted range, and we exited the strategy. This proved to be a well-timed exit, as the yield curve modestly steepened during the second half of the reporting period.

Outlook

“We expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3% in 2012, hampered by the housing market, unemployment, unsettled conditions in Europe and the Middle East, and oil prices,” said Portfolio Manager Bob Gahagan. “We also think growth constraints on global demand for resources and labor should keep inflation contained at a moderate level.

“In the long run, U.S. interest rates, bond yields, and inflation are more likely to rise than decline further. That’s normal, especially following an extended period in which the Fed has kept short-term interest rates artificially low. We believe mixed signals and lingering economic and political uncertainties generally make the case for a disciplined, diversified investment approach.

“We will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2012
Portfolio at a Glance
Average Duration (effective)	1.9 years
Weighted Average Life	2.2 years

30-Day SEC Yields
Investor Class	0.84%
Institutional Class	1.04%
A Class	0.59%
C Class	-0.14%
R Class	0.35%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	46.0%
U.S. Treasury Securities	25.0%
Collateralized Mortgage Obligations	6.3%
U.S. Government Agency Securities	5.9%
Commercial Mortgage-Backed Securities	5.4%
Sovereign Governments and Agencies	4.4%
U.S. Government Agency Mortgage-Backed Securities	3.9%
Municipal Securities	0.7%
Asset-Backed Securities	0.5%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.7%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.40	$3.07	0.61%
Institutional Class	$1,000	$1,015.40	$2.07	0.41%
A Class	$1,000	$1,012.20	$4.33	0.86%
C Class	$1,000	$1,009.30	$8.09	1.61%
R Class	$1,000	$1,011.90	$5.58	1.11%
Hypothetical
Investor Class	$1,000	$1,021.95	$3.08	0.61%
Institutional Class	$1,000	$1,022.95	$2.07	0.41%
A Class	$1,000	$1,020.70	$4.34	0.86%
C Class	$1,000	$1,016.95	$8.12	1.61%
R Class	$1,000	$1,019.45	$5.60	1.11%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
Corporate Bonds — 46.0%
AEROSPACE AND DEFENSE — 0.7%
Boeing Co. (The), 1.875%, 11/20/12(1)	$500,000	$504,596
L-3 Communications Corp., 6.375%, 10/15/15(1)	487,000	499,784
Northrop Grumman Corp., 3.70%, 8/1/14(1)	500,000	525,539
Raytheon Co., 1.40%, 12/15/14	1,000,000	1,017,132
		2,547,051
AUTOMOBILES — 2.4%
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	1,000,000	1,017,561
American Honda Finance Corp., 1.85%, 9/19/14(2)	1,000,000	1,017,235
Daimler Finance North America LLC, 6.50%, 11/15/13(1)	970,000	1,056,711
Daimler Finance North America LLC, VRN, 1.67%, 6/13/12(2)	1,000,000	1,004,455
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(1)	1,000,000	1,068,714
Ford Motor Credit Co. LLC, 3.875%, 1/15/15	1,000,000	1,010,423
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	1,250,000	1,269,007
Toyota Motor Credit Corp., 1.25%, 11/17/14	1,000,000	1,012,239
Volkswagen International Finance NV, 1.625%, 3/22/15(2)	700,000	700,484
		9,156,829
BEVERAGES — 2.1%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(1)	500,000	506,542
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13(1)	1,500,000	1,527,489
Coca-Cola Enterprises, Inc., 1.125%, 11/12/13(1)	1,000,000	1,004,262
Dr Pepper Snapple Group, Inc., 6.12%, 5/1/13(1)	1,355,000	1,433,400
PepsiCo, Inc., 0.80%, 8/25/14	1,400,000	1,408,070
SABMiller Holdings, Inc., 1.85%, 1/15/15(2)	1,000,000	1,014,114
SABMiller plc, 5.50%, 8/15/13(1)(2)	1,110,000	1,172,694
		8,066,571
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 1.875%, 11/15/14(1)	$500,000	$511,819
CAPITAL MARKETS — 0.4%
Mellon Funding Corp., 5.00%, 12/1/14(1)	500,000	543,965
Northern Trust Corp., 4.625%, 5/1/14(1)	970,000	1,043,962
		1,587,927
CHEMICALS — 0.8%
Ashland, Inc., 9.125%, 6/1/17(1)	1,300,000	1,447,875
Dow Chemical Co. (The), 5.90%, 2/15/15(1)	470,000	529,430
Ecolab, Inc., 2.375%, 12/8/14(1)	1,000,000	1,036,316
		3,013,621
COMMERCIAL BANKS — 3.1%
Bank of Nova Scotia, 2.375%, 12/17/13(1)	460,000	473,358
Bank of Nova Scotia, 1.85%, 1/12/15	1,000,000	1,022,873
Barclays Bank plc, 2.50%, 1/23/13(1)	320,000	322,870
BB&T Corp., 5.70%, 4/30/14(1)	500,000	547,889
BB&T Corp., MTN, 3.375%, 9/25/13(1)	400,000	413,892
Capital One Financial Corp., 2.125%, 7/15/14	1,300,000	1,308,019
Fifth Third Bancorp., 6.25%, 5/1/13(1)	640,000	673,299
HSBC Bank plc, 1.625%, 8/12/13(1)(2)	1,000,000	998,099
Royal Bank of Canada, 1.45%, 10/30/14	1,300,000	1,317,905
US Bancorp., 2.00%, 6/14/13(1)	330,000	335,620
US Bank N.A., 6.30%, 2/4/14(1)	1,000,000	1,095,314
Wachovia Corp., MTN, 5.70%, 8/1/13(1)	600,000	637,206
Wells Fargo Bank N.A., Series AI, 4.75%, 2/9/15(1)	2,000,000	2,146,778
Westpac Banking Corp., 2.10%, 8/2/13(1)	750,000	759,386
		12,052,508

11

	Principal Amount	Value
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Corrections Corp. of America, 6.25%, 3/15/13(1)	$76,000	$76,190
Waste Management, Inc., 6.375%, 11/15/12(1)	850,000	878,710
		954,900
COMPUTERS AND PERIPHERALS — 0.3%
Hewlett-Packard Co., 2.625%, 12/9/14	1,000,000	1,032,455
CONSUMER FINANCE — 1.6%
American Express Centurion Bank, 5.55%, 10/17/12(1)	1,600,000	1,641,322
Credit Suisse (New York), 5.50%, 5/1/14(1)	380,000	407,642
Credit Suisse (New York), MTN, 5.00%, 5/15/13(1)	1,100,000	1,142,391
HSBC Finance Corp., 7.00%, 5/15/12(1)	300,000	302,176
HSBC Finance Corp., 6.375%, 11/27/12(1)	785,000	811,096
HSBC Finance Corp., 4.75%, 7/15/13(1)	300,000	311,119
John Deere Capital Corp., MTN, 1.875%, 6/17/13(1)	500,000	508,129
John Deere Capital Corp., MTN, 1.25%, 12/2/14	500,000	506,745
SLM Corp., MTN, 5.00%, 10/1/13(1)	420,000	430,500
		6,061,120
CONTAINERS AND PACKAGING — 0.3%
Ball Corp., 7.125%, 9/1/16(1)	1,000,000	1,095,000
DIVERSIFIED FINANCIAL SERVICES — 5.5%
Ally Financial, Inc., 4.50%, 2/11/14(1)	1,000,000	1,003,750
Ally Financial, Inc., 8.30%, 2/12/15(1)	210,000	229,163
Bank of America Corp., 4.50%, 4/1/15(1)	2,500,000	2,591,217
Caterpillar Financial Services Corp., MTN, 4.85%, 12/7/12(1)	500,000	515,144
Citigroup, Inc., 6.01%, 1/15/15(1)	3,000,000	3,261,612
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	535,000	555,065
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	300,000	313,625
General Electric Capital Corp., 2.80%, 1/8/13(1)	3,500,000	3,560,077
General Electric Capital Corp., 2.10%, 1/7/14(1)	1,000,000	1,021,111
General Electric Capital Corp., MTN, 1.875%, 9/16/13(1)	$1,000,000	$1,016,090
Goldman Sachs Group, Inc. (The), 4.75%, 7/15/13(1)	1,000,000	1,035,511
Goldman Sachs Group, Inc. (The), 5.00%, 10/1/14(1)	1,000,000	1,057,615
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	400,000	426,010
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(1)	200,000	200,085
JPMorgan Chase & Co., MTN, 1.875%, 3/20/15	2,000,000	2,006,546
Morgan Stanley, 2.875%, 1/24/14(1)	1,800,000	1,796,751
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	610,000	614,005
		21,203,377
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.8%
AT&T, Inc., 6.70%, 11/15/13(1)	1,500,000	1,641,433
British Telecommunications plc, 5.15%, 1/15/13(1)	1,000,000	1,033,398
CenturyLink, Inc., Series L, 7.875%, 8/15/12(1)	1,000,000	1,023,092
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(1)	1,300,000	1,368,435
Frontier Communications Corp., 6.25%, 1/15/13(1)	1,200,000	1,236,000
Telecom Italia Capital SA, 5.25%, 11/15/13(1)	500,000	515,000
Telefonica Emisiones SAU, 2.58%, 4/26/13(1)	1,000,000	1,004,427
Verizon Communications, Inc., 1.95%, 3/28/14(1)	1,000,000	1,024,837
Verizon Communications, Inc., 1.25%, 11/3/14	1,000,000	1,011,289
Windstream Corp., 8.125%, 8/1/13(1)	1,000,000	1,070,000
		10,927,911
ELECTRIC UTILITIES — 0.1%
AES Corp. (The), 7.75%, 3/1/14(1)	384,000	416,640
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	100,000	114,500
FOOD AND STAPLES RETAILING — 0.7%
Delhaize Group SA, 5.875%, 2/1/14(1)	1,000,000	1,075,679
Kroger Co. (The), 6.20%, 6/15/12(1)	200,000	202,134

12

	Principal Amount	Value
Safeway, Inc., 5.80%, 8/15/12(1)	$800,000	$813,309
SUPERVALU, Inc., 7.50%, 5/15/12(1)	500,000	503,750
		2,594,872
FOOD PRODUCTS — 1.1%
General Mills, Inc., 5.25%, 8/15/13(1)	1,100,000	1,167,700
Kellogg Co., 4.25%, 3/6/13(1)	1,104,000	1,141,841
Kraft Foods, Inc., 2.625%, 5/8/13(1)	1,500,000	1,529,152
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	200,000	208,614
		4,047,307
GAS UTILITIES — 1.8%
El Paso Pipeline Partners Operating Co. LLC, 4.10%, 11/15/15(1)	800,000	832,350
Enterprise Products Operating LLC, 5.60%, 10/15/14(1)	1,000,000	1,104,929
Kinder Morgan Energy Partners LP, 5.85%, 9/15/12(1)	500,000	510,401
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13(1)	500,000	531,146
Kinder Morgan Kansas, Inc., 6.50%, 9/1/12(1)	219,000	223,927
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(1)	960,000	971,740
TransCanada PipeLines Ltd., 0.875%, 3/2/15	1,500,000	1,498,020
Williams Partners LP, 3.80%, 2/15/15(1)	1,050,000	1,116,492
		6,789,005
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.1%
Baxter International, Inc., 1.80%, 3/15/13(1)	1,000,000	1,013,919
CareFusion Corp., 4.125%, 8/1/12(1)	1,330,000	1,342,964
Covidien International Finance SA, 1.875%, 6/15/13(1)	1,000,000	1,011,016
St. Jude Medical, Inc., 2.20%, 9/15/13(1)	1,000,000	1,021,457
		4,389,356
HEALTH CARE PROVIDERS AND SERVICES — 1.4%
Aristotle Holding, Inc., 2.75%, 11/21/14(1)(2)	750,000	771,007
Aristotle Holding, Inc., 2.10%, 2/12/15(2)	1,500,000	1,519,536
Express Scripts, Inc., 6.25%, 6/15/14(1)	$1,000,000	$1,099,814
HCA, Inc., 6.75%, 7/15/13(1)	500,000	522,500
Medco Health Solutions, Inc., 6.125%, 3/15/13(1)	500,000	524,002
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	500,000	536,486
Universal Health Services, Inc., 7.125%, 6/30/16(1)	290,000	329,150
		5,302,495
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	2,000	2,231
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/1/17(1)	550,000	602,250
		604,481
HOUSEHOLD DURABLES — 0.1%
Toll Brothers Finance Corp., 6.875%, 11/15/12(1)	500,000	518,544
HOUSEHOLD PRODUCTS — 0.2%
Jarden Corp., 8.00%, 5/1/16	850,000	923,312
INDUSTRIAL CONGLOMERATES — 0.7%
Bombardier, Inc., 6.75%, 5/1/12(1)(2)	170,000	170,639
General Electric Co., 5.00%, 2/1/13(1)	1,000,000	1,036,642
Tyco Electronics Group SA, 1.60%, 2/3/15	500,000	501,225
Whirlpool Corp., MTN, 8.00%, 5/1/12(1)	1,000,000	1,005,104
		2,713,610
INSURANCE — 1.4%
American International Group, Inc., 3.65%, 1/15/14	640,000	652,122
Berkshire Hathaway Finance Corp., 1.50%, 1/10/14(1)	1,000,000	1,016,020
Dolphin Subsidiary II, Inc., 6.50%, 10/15/16(1)(2)	500,000	540,000
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	410,000	424,238
International Lease Finance Corp., 4.875%, 4/1/15	600,000	594,291
MetLife, Inc., 2.375%, 2/6/14(1)	500,000	512,613
Prudential Financial, Inc., MTN, 3.625%, 9/17/12(1)	400,000	405,160
Prudential Financial, Inc., MTN, 2.75%, 1/14/13(1)	200,000	202,896
Travelers Cos., Inc. (The), MTN, 5.375%, 6/15/12(1)	1,000,000	1,009,762
		5,357,102

13

	Principal Amount	Value
INTERNET SOFTWARE AND SERVICES — 0.3%
eBay, Inc., 0.875%, 10/15/13(1)	$1,000,000	$1,006,368
IT SERVICES — 0.5%
International Business Machines Corp., 0.875%, 10/31/14	2,000,000	2,007,394
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12(1)	500,000	504,272
Thermo Fisher Scientific, Inc., 2.05%, 2/21/14(1)	1,000,000	1,025,990
		1,530,262
MEDIA — 2.4%
Comcast Cable Communications LLC, 7.125%, 6/15/13(1)	500,000	537,680
Comcast Corp., 5.30%, 1/15/14(1)	1,560,000	1,678,728
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	1,200,000	1,304,976
Discovery Communications LLC, 3.70%, 6/1/15(1)	500,000	535,707
DISH DBS Corp., 7.00%, 10/1/13(1)	750,000	802,500
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14(1)	410,000	448,950
Lamar Media Corp., 9.75%, 4/1/14(1)	250,000	282,500
NBCUniversal Media LLC, 2.10%, 4/1/14(1)	1,220,000	1,246,387
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	1,460,000	1,476,749
Viacom, Inc., 4.375%, 9/15/14(1)	1,000,000	1,078,681
		9,392,858
METALS AND MINING — 1.5%
Anglo American Capital plc, 2.15%, 9/27/13(1)(2)	1,000,000	1,009,378
ArcelorMittal, 3.75%, 2/25/15	1,100,000	1,118,661
Barrick Gold Corp., 1.75%, 5/30/14	1,000,000	1,012,797
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)(2)	700,000	717,500
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(1)	1,000,000	1,057,450
Xstrata Canada Financial Corp., 2.85%, 11/10/14(2)	1,000,000	1,018,691
		5,934,477
MULTI-UTILITIES — 3.1%
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(1)(2)	$800,000	$874,000
Carolina Power & Light Co., 6.50%, 7/15/12(1)	750,000	762,675
CMS Energy Corp., 4.25%, 9/30/15	530,000	552,550
Commonwealth Edison Co., 1.625%, 1/15/14(1)	980,000	995,887
Consolidated Edison Co. of New York, Inc., Series 02-A, 5.625%, 7/1/12(1)	600,000	607,045
Dominion Resources, Inc., 5.70%, 9/17/12(1)	1,000,000	1,022,813
Dominion Resources, Inc., Series B, 6.25%, 6/30/12(1)	404,000	409,439
DTE Energy Co., VRN, 1.18%, 6/6/12(1)	960,000	963,934
Duke Energy Carolinas LLC, 5.625%, 11/30/12(1)	250,000	258,297
Duke Energy Ohio, Inc., 5.70%, 9/15/12(1)	500,000	511,690
Duke Energy Ohio, Inc., 2.10%, 6/15/13(1)	250,000	254,445
FirstEnergy Solutions Corp., 4.80%, 2/15/15(1)	425,000	460,041
Midamerican Energy Holdings Co., 5.875%, 10/1/12(1)	1,000,000	1,025,883
Nisource Finance Corp., 6.15%, 3/1/13(1)	500,000	522,436
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	1,000,000	1,089,817
Progress Energy, Inc., 6.85%, 4/15/12(1)	500,000	500,943
Sempra Energy, 8.90%, 11/15/13(1)	100,000	111,913
Sempra Energy, 2.00%, 3/15/14(1)	1,163,000	1,187,478
		12,111,286
OFFICE ELECTRONICS — 0.4%
Xerox Corp., 5.50%, 5/15/12(1)	1,025,000	1,030,250
Xerox Corp., 5.65%, 5/15/13(1)	500,000	523,357
		1,553,607
OIL, GAS AND CONSUMABLE FUELS — 2.6%
Anadarko Petroleum Corp., 5.75%, 6/15/14(1)	600,000	651,806
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	400,000	461,524

14

	Principal Amount	Value
Arch Western Finance LLC, 6.75%, 7/1/13(1)	$471,000	$472,766
Canadian Natural Resources Ltd., 5.15%, 2/1/13(1)	420,000	435,486
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	1,300,000	1,404,557
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	750,000	795,000
Encana Corp., 4.75%, 10/15/13(1)	1,000,000	1,052,142
Forest Oil Corp., 8.50%, 2/15/14(1)	50,000	53,750
Newfield Exploration Co., 6.625%, 4/15/16(1)	1,000,000	1,027,500
Peabody Energy Corp., 7.375%, 11/1/16(1)	400,000	441,000
Petrobras International Finance Co. – Pifco, 2.875%, 2/6/15	1,000,000	1,028,581
Petrohawk Energy Corp., 7.875%, 6/1/15(1)	1,000,000	1,055,000
Phillips 66, 1.95%, 3/5/15(2)	1,000,000	1,007,630
Sabine Pass LNG LP, 7.25%, 11/30/13(1)	100,000	106,000
		9,992,742
PAPER AND FOREST PRODUCTS — 0.3%
Georgia-Pacific LLC, 8.25%, 5/1/16(1)(2)	920,000	1,014,935
PERSONAL PRODUCTS — 0.6%
Procter & Gamble Co. (The), 0.70%, 8/15/14(1)	1,300,000	1,304,625
Procter & Gamble Co. (The), 4.85%, 12/15/15(1)	1,000,000	1,144,840
		2,449,465
PHARMACEUTICALS — 0.7%
AstraZeneca plc, 5.40%, 9/15/12(1)	500,000	511,202
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	127,000	136,937
Sanofi, 1.20%, 9/30/14	950,000	960,833
Teva Pharmaceutical Finance IV LLC, 1.70%, 11/10/14	500,000	508,096
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	400,000	428,455
		2,545,523
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
American Tower Corp., 4.625%, 4/1/15(1)	600,000	639,551
Boston Properties LP, 5.00%, 6/1/15(1)	500,000	548,397
Developers Diversified Realty Corp., 5.375%, 10/15/12(1)	$745,000	$752,554
ERP Operating LP, 5.20%, 4/1/13(1)	475,000	491,007
HCP, Inc., 2.70%, 2/1/14	1,000,000	1,014,323
Ventas Realty LP/Ventas Capital Corp., 6.75%, 4/1/17(1)	720,000	743,464
		4,189,296
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
ProLogis LP, MTN, 6.30%, 6/1/13(1)	400,000	414,865
ROAD AND RAIL — 0.8%
Burlington Northern Santa Fe LLC, 5.90%, 7/1/12(1)	750,000	759,656
CSX Corp., 5.75%, 3/15/13(1)	600,000	627,329
Norfolk Southern Corp., 5.26%, 9/17/14(1)	121,000	133,272
Union Pacific Corp., 4.875%, 1/15/15(1)	1,275,000	1,399,756
		2,920,013
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.2%
Broadcom Corp., 1.50%, 11/1/13(1)	670,000	677,778
SOFTWARE — 0.3%
Adobe Systems, Inc., 3.25%, 2/1/15(1)	100,000	105,731
Intuit, Inc., 5.75%, 3/15/17(1)	200,000	229,546
Oracle Corp., 3.75%, 7/8/14(1)	650,000	695,804
		1,031,081
SPECIALTY RETAIL — 0.4%
Home Depot, Inc. (The), 5.25%, 12/16/13(1)	1,400,000	1,512,245
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Hanesbrands, Inc., 8.00%, 12/15/16(1)	700,000	773,500
TOBACCO — 0.2%
Philip Morris International, Inc., 4.875%, 5/16/13(1)	400,000	419,613
UST, Inc., 6.625%, 7/15/12(1)	400,000	406,746
		826,359

15

	Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	$1,500,000	$1,622,898
Vodafone Group plc, 5.00%, 12/16/13(1)	1,320,000	1,412,082
		3,034,980
TOTAL CORPORATE BONDS (Cost $174,512,244)		176,901,347
U.S. Treasury Securities — 25.0%
U.S. Treasury Notes, 0.75%, 8/15/13(1)	1,000,000	1,006,485
U.S. Treasury Notes, 0.75%, 9/15/13(1)	6,500,000	6,544,180
U.S. Treasury Notes, 0.50%, 10/15/13(1)	3,000,000	3,009,141
U.S. Treasury Notes, 1.25%, 2/15/14(1)	2,000,000	2,034,062
U.S. Treasury Notes, 1.25%, 3/15/14(1)	400,000	407,031
U.S. Treasury Notes, 0.75%, 6/15/14(1)	2,000,000	2,015,938
U.S. Treasury Notes, 0.625%, 7/15/14(1)	16,000,000	16,078,752
U.S. Treasury Notes, 2.375%, 8/31/14(1)	4,000,000	4,185,624
U.S. Treasury Notes, 0.50%, 10/15/14(1)	3,000,000	3,003,516
U.S. Treasury Notes, 2.125%, 11/30/14(1)	6,500,000	6,782,854
U.S. Treasury Notes, 2.625%, 12/31/14(1)	3,000,000	3,173,673
U.S. Treasury Notes, 0.25%, 1/15/15(1)	5,000,000	4,967,970
U.S. Treasury Notes, 2.25%, 1/31/15(1)	21,500,000	22,549,802
U.S. Treasury Notes, 0.25%, 2/15/15(1)	4,000,000	3,971,876
U.S. Treasury Notes, 0.375%, 3/15/15(1)	3,600,000	3,586,781
U.S. Treasury Notes, 1.875%, 6/30/15(1)	5,000,000	5,205,080
U.S. Treasury Notes, 1.25%, 9/30/15(1)	2,000,000	2,041,094
U.S. Treasury Notes, 1.25%, 10/31/15(1)	5,500,000	5,610,429
TOTAL U.S. TREASURY SECURITIES (Cost $96,234,018)		96,174,288
Collateralized Mortgage Obligations(3) — 6.3%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	$335,929	$345,128
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	290,548	303,149
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	509,872	529,348
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	100,225	101,020
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.60%, 4/25/12(1)	62,792	57,618
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A15, 5.50%, 7/25/35(1)	333,829	334,831
JP Morgan Mortgage Trust, Series 2004-S2, Class 1A3 SEQ, 4.75%, 11/25/19	346,039	348,342
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.72%, 4/21/12(1)	1,000,000	984,642
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	512,502	536,421
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	519,152	504,168
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(1)	586,321	603,297
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	630,202	663,954
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.86%, 4/25/12(1)	590,127	599,034

16

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	$308,807	$309,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	261,488	265,910
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-6, Class A1 SEQ, 5.25%, 8/25/35	420,555	422,333
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.73%, 4/25/12(1)	979,032	991,208
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A6, VRN, 2.72%, 4/25/12(1)	151,111	150,524
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	317,367	319,772
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36(1)	142,784	142,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	361,474	378,515
		8,891,668
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17(1)	212,357	223,474
FHLMC, Series 2625, Class FJ SEQ, VRN, 0.54%, 4/15/12(1)	237,433	237,522
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	1,000,000	1,053,183
FHLMC, Series 2854, Class DJ SEQ, 4.00%, 8/15/17	35,277	35,327
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	539,168	561,539
FHLMC, Series 2958, Class QC, 4.50%, 9/15/18	162,398	164,285
FHLMC, Series 2989, Class CN, 4.50%, 2/15/23	242,720	244,874
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	891,202	944,618
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,000,000	2,128,803
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	$1,000,000	$1,069,832
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	2,500,000	2,736,845
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	2,165,000	2,345,043
FNMA, Series 2006-60, Class KF, VRN, 0.54%, 4/25/12	3,410,468	3,405,305
GNMA, Series 2009-61, Class PA, 5.00%, 2/16/32	288,559	292,372
		15,443,022
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,145,692)		24,334,690
U.S. Government Agency Securities — 5.9%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 4.4%
FHLB, 3.625%, 10/18/13(1)	4,000,000	4,202,084
FHLB, 0.875%, 12/27/13(1)	1,500,000	1,517,037
FHLB, 0.375%, 1/29/14(1)	1,975,000	1,975,472
FHLMC, 0.375%, 11/27/13	1,500,000	1,500,921
FHLMC, 2.875%, 2/9/15(1)	3,500,000	3,729,488
FNMA, 0.70%, 9/19/14(1)	2,000,000	2,000,132
FNMA, 0.375%, 3/16/15	2,000,000	1,986,480
		16,911,614
GOVERNMENT-BACKED CORPORATE BONDS(4) — 1.5%
Ally Financial, Inc., 1.75%, 10/30/12(1)	1,500,000	1,513,509
Ally Financial, Inc., 2.20%, 12/19/12(1)	1,500,000	1,521,745
Citigroup Funding, Inc., 1.875%, 10/22/12	1,200,000	1,211,249
JPMorgan Chase & Co., 2.125%, 12/26/12(1)	1,500,000	1,521,515
		5,768,018
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $22,462,974)		22,679,632
Commercial Mortgage-Backed Securities(3) — 5.4%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	179,168	182,840
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	452,496	461,862

17

	Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/10/12(1)	$550,000	$611,933
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/10/12(1)	450,000	482,357
Bear Stearns Commercial Mortgage Securities, Series 2002-PBW1, Class A2, VRN, 4.72%, 4/11/12	340,865	343,236
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A3, VRN, 5.23%, 4/15/12(1)	300,000	304,987
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 4/10/12(1)	250,869	258,903
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 4/15/12(1)	1,200,000	1,287,200
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/10/12(1)	400,000	401,040
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class B, VRN, 5.10%, 4/11/12(1)	700,000	706,078
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class B, VRN, 5.43%, 4/10/12(1)	452,000	467,128
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(1)	1,500,000	1,544,016
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	817,862	829,043
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/10/12(1)	325,000	351,193
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2 SEQ, 4.48%, 7/10/39(1)	250,513	250,481
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	$830,000	$887,317
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	375,000	407,875
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(1)	550,000	579,139
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.28%, 4/15/12(1)	600,000	647,674
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	1,657,439	1,709,703
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3 SEQ, 4.65%, 7/15/30(1)	431,488	431,926
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/15/12(1)	700,000	747,686
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/15/12(1)	600,000	645,109
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	334,452	338,028
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 SEQ, 5.98%, 1/15/39	171,674	171,676
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A3, VRN, 5.23%, 4/15/12(1)	460,095	463,669
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(1)	302,439	306,212
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(1)	1,850,000	1,988,332

18

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 4/15/12(1)	$2,112,119	$2,138,054
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX, VRN, 5.18%, 4/15/12(1)	800,000	862,291
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $20,623,816)		20,806,988
Sovereign Governments and Agencies — 4.4%
CANADA — 0.1%
Province of Ontario Canada, 1.375%, 1/27/14(1)	408,000	414,534
MULTI-NATIONAL — 0.5%
European Investment Bank, 0.875%, 12/15/14	2,000,000	2,004,574
UNITED KINGDOM — 3.8%
United Kingdom Treasury Bond, 2.25%, 3/7/14 GBP 8,750,000		14,491,429
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $16,526,534)		16,910,537
U.S. Government Agency Mortgage-Backed Securities(3) — 3.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.8%
FHLMC, VRN, 2.59%, 5/15/12	$1,800,734	1,872,347
FHLMC, VRN, 2.69%, 5/15/12	1,947,449	2,021,360
FHLMC, VRN, 3.56%, 5/15/12	1,563,619	1,642,639
FHLMC, VRN, 3.70%, 5/15/12	1,821,891	1,910,836
FHLMC, VRN, 4.03%, 5/15/12	1,303,150	1,372,273
FNMA, VRN, 3.11%, 4/25/12	1,965,108	2,042,675
FNMA, VRN, 3.34%, 4/25/12	707,178	741,975
FNMA, VRN, 3.39%, 4/25/12	1,651,573	1,725,326
FNMA, VRN, 3.58%, 4/25/12	1,192,908	1,260,206
FNMA, VRN, 3.59%, 4/25/12(1)	29,648	31,639
		14,621,276

FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, 5.50%, 12/1/36(1)	$35,496	$38,846
FNMA, 5.00%, 7/1/20(1)	99,202	107,648
FNMA, 5.50%, 7/1/36(1)	23,785	25,978
		172,472
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $14,558,771)		14,793,748
Municipal Securities — 0.7%
California GO, 5.25%, 4/1/14(1)	1,000,000	1,081,360
Illinois GO, 4.42%, 1/1/15(1)	1,000,000	1,048,860
Irvine Ranch Water District Joint Powers Agency Rev., Series 2010, (Taxable Issue 2), 2.61%, 3/15/14(1)(5)	400,000	415,756
TOTAL MUNICIPAL SECURITIES (Cost $2,402,307)		2,545,976
Asset-Backed Securities(3) — 0.5%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	437,082	445,875
CNH Equipment Trust, Series 2011-B, Class A2 SEQ, 0.71%, 12/15/14	750,000	750,345
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1 SEQ, 2.12%, 2/1/16(1)	604,572	618,391
TOTAL ASSET-BACKED SECURITIES (Cost $1,791,806)		1,814,611
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $1,750,565), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $1,714,545)		1,714,544
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $1,091,637), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $1,071,593)		1,071,590
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $1,314,198), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $1,285,911)		1,285,908

19

	Shares	Value
SSgA U.S. Government Money Market Fund	727,767	$727,767
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,799,809)		4,799,809
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $378,057,971)		381,761,626
OTHER ASSETS AND LIABILITIES — 0.7%		2,586,747
TOTAL NET ASSETS — 100.0%		$384,348,373

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
729,900	AUD for USD	UBS AG	4/27/12	$754,016	$(2,007)
1,307,500	CAD for USD	Barclays Bank plc	4/27/12	1,310,197	21,778
267,800	CAD for USD	UBS AG	4/27/12	268,352	(950)
553,100	CHF for USD	UBS AG	4/27/12	612,880	9,283
379,000	EUR for USD	Deutsche Bank	4/27/12	505,524	5,941
107,700	GBP for USD	Deutsche Bank	4/27/12	172,239	1,551
111,500	GBP for USD	UBS AG	4/27/12	178,317	4,018
42,789,900	JPY for USD	Deutsche Bank	4/27/12	517,076	3,293
609,989,398	KRW for USD	HSBC Holdings plc	4/27/12	537,355	(887)
561,493,694	KRW for USD	HSBC Holdings plc	4/27/12	494,634	(3,917)
8,169,500	NOK for USD	Deutsche Bank	4/27/12	1,433,242	50,994
281,500	NZD for USD	Westpac Group	4/27/12	230,120	4,329
11,200	NZD for USD	UBS AG	4/27/12	9,156	28
6,817,100	SEK for USD	Deutsche Bank	4/27/12	1,029,413	28,238
256,600	SGD for USD	HSBC Holdings plc	4/27/12	204,132	2,244
7,673,400	TWD for USD	HSBC Holdings plc	4/27/12	260,016	(232)
				$8,516,669	$123,704

(Value on Settlement Date $8,392,965)

20

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
186,400	AUD for USD	UBS AG	4/27/12	$192,559	$2,222
410,300	AUD for USD	Deutsche Bank	4/27/12	423,856	8,538
108,500	CAD for USD	Deutsche Bank	4/27/12	108,724	593
958,700	CHF for USD	UBS AG	4/27/12	1,062,319	(30,004)
258,600	CHF for USD	Deutsche Bank	4/27/12	286,550	(4,014)
559,091	EUR for USD	Barclays Bank plc	4/27/12	745,735	(20,589)
271,000	EUR for USD	UBS AG	4/27/12	361,469	(4,996)
9,683,910	GBP for USD	HSBC Holdings plc	4/27/12	15,487,022	(410,142)
162,686,000	JPY for USD	Westpac Group	4/27/12	1,965,907	128,484
20,158,700	JPY for USD	UBS AG	4/27/12	243,599	1,581
2,380,400	NOK for USD	UBS AG	4/27/12	417,613	808
1,400,900	NOK for USD	Deutsche Bank	4/27/12	245,771	(1,776)
74,200	NZD for USD	Deutsche Bank	4/27/12	60,657	323
232,900	SEK for USD	UBS AG	4/27/12	35,169	(984)
570,900	SEK for USD	Deutsche Bank	4/27/12	86,208	(1,579)
				$21,723,158	$(331,535)

(Value on Settlement Date $21,391,623)

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Barclays Bank plc/CDX North America High Yield 11 Index	$252,000	Sell*	5.00%	12/20/13	$(19,968)	$26,993	$7,025

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

21

Notes to Schedule of Investments

AUD = Australian Dollar
CAD = Canadian Dollar
CDX = Credit Derivatives Indexes
CHF = Swiss Franc
EUR = Euro
FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
GNMA = Government National Mortgage Association
GO = General Obligation
JPY = Japanese Yen
KRW = Korea Won
LB-UBS = Lehman Brothers, Inc. — UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
NOK = Norwegian Krone
NZD = New Zealand Dollar
SEK = Swedish Krona
SEQ = Sequential Payer
SGD = Singapore Dollar
TWD = Taiwanese Dollar
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†	Category is less than 0.05% of total net assets.
(1)	Security, or a portion thereof, has been segregated for swap agreements. At the period end, the aggregate value of securities pledged was $252,000.
(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $16,973,902, which represented 4.4% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.
(4)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(5)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $378,057,971)	$381,761,626
Cash	5,700
Foreign currency holdings, at value (cost of $154,879)	157,574
Receivable for investments sold	273,838
Receivable for capital shares sold	901,517
Unrealized gain on forward foreign currency exchange contracts	274,246
Swap agreements, at value (including net premiums paid (received) of $(19,968))	7,025
Interest receivable	2,613,379
385,994,905

Liabilities
Payable for capital shares redeemed	836,564
Unrealized loss on forward foreign currency exchange contracts	482,077
Accrued management fees	190,616
Distribution and service fees payable	60,893
Dividends payable	76,382
1,646,532

Net Assets	$384,348,373

Net Assets Consist of:
Capital paid in	$380,881,451
Accumulated net investment loss	(211,239)
Undistributed net realized gain	152,401
Net unrealized appreciation	3,525,760
$384,348,373

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$193,623,530	18,436,600	$10.50
Institutional Class	$19,492,090	1,856,259	$10.50
A Class	$130,823,631	12,457,825	$10.50*
C Class	$38,754,122	3,688,974	$10.51
R Class	$1,655,000	157,496	$10.51

*Maximum offering price $10.74 (net asset value divided by 0.9775).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$7,741,659

Expenses:
Management fees	2,193,434
Distribution and service fees:
A Class	300,382
B Class	4,771
C Class	416,137
R Class	8,862
Trustees’ fees and expenses	28,933
2,952,519

Net investment income (loss)	4,789,140

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,779,692
Futures contract transactions	543,280
Swap agreement transactions	19,929
Foreign currency transactions	(58,433)
3,284,468

Change in net unrealized appreciation (depreciation) on:
Investments	(60,379)
Futures contracts	5,891
Swap agreements	(21,071)
Translation of assets and liabilities in foreign currencies	693,702
618,143

Net realized and unrealized gain (loss)	3,902,611

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,691,751

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$4,789,140	$5,393,380
Net realized gain (loss)	3,284,468	1,412,419
Change in net unrealized appreciation (depreciation)	618,143	84,639
Net increase (decrease) in net assets resulting from operations	8,691,751	6,890,438

Distributions to Shareholders
From net investment income:
Investor Class	(5,014,082)	(2,732,627)
Institutional Class	(541,610)	(704,041)
A Class	(2,792,597)	(1,908,227)
B Class	(3,430)	(9,566)
C Class	(644,653)	(346,567)
R Class	(35,819)	(16,258)
From net realized gains:
Investor Class	—	(170,107)
Institutional Class	—	(51,028)
A Class	—	(123,791)
B Class	—	(964)
C Class	—	(43,769)
R Class	—	(2,029)
Decrease in net assets from distributions	(9,032,191)	(6,108,974)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(369,255)	159,851,355

Net increase (decrease) in net assets	(709,695)	160,632,819

Net Assets
Beginning of period	385,058,068	224,425,249
End of period	$384,348,373	$385,058,068

Accumulated undistributed net investment income (loss)	$(211,239)	$892,230

See Notes to Financial Statements.

25

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

26

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

27

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.60% for the Investor Class, A Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

28

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $375,246,899, of which $264,134,543 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 totaled $356,884,842, of which $267,506,221 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	11,732,898	$123,619,646	16,380,503	$172,579,511
Issued in reinvestment of distributions	409,675	4,305,915	234,998	2,477,741
Redeemed	(10,749,634)	(113,196,076)	(8,523,681)	(89,833,748)
	1,392,939	14,729,485	8,091,820	85,223,504
Institutional Class
Sold	2,455,750	25,859,651	6,874,785	72,564,391
Issued in reinvestment of distributions	51,491	540,853	71,555	755,056
Redeemed	(4,925,925)	(51,963,959)	(2,800,189)	(29,573,528)
	(2,418,684)	(25,563,455)	4,146,151	43,745,919
A Class
Sold	6,650,699	70,088,332	8,566,366	90,234,498
Issued in reinvestment of distributions	184,207	1,935,518	145,147	1,530,210
Redeemed	(5,323,592)	(56,097,273)	(7,259,327)	(76,520,168)
	1,511,314	15,926,577	1,452,186	15,244,540
B Class
Sold	16,011	168,864	19,586	205,763
Issued in reinvestment of distributions	198	2,088	641	6,754
Redeemed	(101,376)	(1,069,423)	(52,930)	(557,025)
	(85,167)	(898,471)	(32,703)	(344,508)
C Class
Sold	1,706,336	18,001,982	3,004,986	31,650,870
Issued in reinvestment of distributions	43,304	454,557	25,228	266,038
Redeemed	(2,138,224)	(22,541,152)	(1,673,127)	(17,644,716)
	(388,584)	(4,084,613)	1,357,087	14,272,192
R Class
Sold	80,320	847,875	200,713	2,120,825
Issued in reinvestment of distributions	3,370	35,412	1,725	18,202
Redeemed	(129,007)	(1,362,065)	(40,871)	(429,319)
	(45,317)	(478,778)	161,567	1,709,708
Net increase (decrease)	(33,499)	$(369,255)	15,176,108	$159,851,355

29

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$176,901,347	—
U.S. Treasury Securities	—	96,174,288	—
Collateralized Mortgage Obligations	—	24,334,690	—
U.S. Government Agency Securities	—	22,679,632	—
Commercial Mortgage-Backed Securities	—	20,806,988	—
Sovereign Governments and Agencies	—	16,910,537	—
U.S. Government Agency Mortgage-Backed Securities	—	14,793,748	—
Municipal Securities	—	2,545,976	—
Asset-Backed Securities	—	1,814,611	—
Temporary Cash Investments	$727,767	4,072,042	—
Total Value of Investment Securities	$727,767	$381,033,859	—

Other Financial Instruments
Swap Agreements	—	$26,993	—
Forward Foreign Currency Exchange Contracts	—	(207,831)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	—	$(180,838)	—

30

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund regularly utilized foreign currency risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments during the first five months of the period.

31

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$7,025	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	274,246	Unrealized loss on forward foreign currency exchange contracts	$482,077
		$281,271		$482,077
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$19,929	Change in net unrealized appreciation (depreciation) on swap agreements	$(21,071)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(17,710)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	739,979
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	543,280	Change in net unrealized appreciation (depreciation) on futures contracts	5,891
		$545,499		$724,799

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

32

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$7,721,153	$6,106,993
Long-term capital gains	$1,311,038	$1,981

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$378,058,848
Gross tax appreciation of investments	$4,167,546
Gross tax depreciation of investments	(464,768)
Net tax appreciation (depreciation) of investments	$3,702,778
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$31,527
Other book-to-tax adjustments	$(56,564)
Net tax appreciation (depreciation)	$3,677,741
Undistributed ordinary income	—
Currency loss deferral	$(210,819)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The currency loss deferral represents net foreign currency losses incurred in the five-month period ended March 31, 2012. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

33

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.51	0.15	0.11	0.26	(0.27)	—	(0.27)	$10.50	2.52%	0.61%	1.48%	100%	$193,624
2011	$10.46	0.19	0.07	0.26	(0.20)	(0.01)	(0.21)	$10.51	2.48%	0.61%	1.77%	72%	$179,159
2010	$10.26	0.23	0.27	0.50	(0.24)	(0.06)	(0.30)	$10.46	4.98%	0.61%	2.25%	111%	$93,643
2009	$10.26	0.29	0.14	0.43	(0.35)	(0.08)	(0.43)	$10.26	4.29%	0.62%	2.90%	182%	$14,083
2008	$10.00	0.45	0.25	0.70	(0.44)	—	(0.44)	$10.26	7.17%	0.62%	4.42%	113%	$2,301
Institutional Class
2012	$10.51	0.18	0.10	0.28	(0.29)	—	(0.29)	$10.50	2.72%	0.41%	1.68%	100%	$19,492
2011	$10.46	0.20	0.08	0.28	(0.22)	(0.01)	(0.23)	$10.51	2.69%	0.41%	1.97%	72%	$44,932
2010	$10.26	0.25	0.27	0.52	(0.26)	(0.06)	(0.32)	$10.46	5.19%	0.41%	2.45%	111%	$1,348
2009	$10.26	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	$10.26	4.49%	0.42%	3.10%	182%	$84
2008	$10.00	0.47	0.25	0.72	(0.46)	—	(0.46)	$10.26	7.38%	0.42%	4.62%	113%	$1,818
A Class
2012	$10.51	0.13	0.11	0.24	(0.25)	—	(0.25)	$10.50	2.26%	0.86%	1.23%	100%	$130,824
2011	$10.46	0.16	0.07	0.23	(0.17)	(0.01)	(0.18)	$10.51	2.23%	0.86%	1.52%	72%	$115,063
2010	$10.26	0.21	0.27	0.48	(0.22)	(0.06)	(0.28)	$10.46	4.72%	0.86%	2.00%	111%	$99,307
2009	$10.26	0.26	0.15	0.41	(0.33)	(0.08)	(0.41)	$10.26	4.03%	0.87%	2.65%	182%	$61,314
2008	$10.00	0.42	0.25	0.67	(0.41)	—	(0.41)	$10.26	6.91%	0.87%	4.17%	113%	$4,559

34

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$10.51	0.05	0.12	0.17	(0.17)	—	(0.17)	$10.51	1.59%	1.61%	0.48%	100%	$38,754
2011	$10.46	0.08	0.07	0.15	(0.09)	(0.01)	(0.10)	$10.51	1.47%	1.61%	0.77%	72%	$42,875
2010	$10.26	0.13	0.27	0.40	(0.14)	(0.06)	(0.20)	$10.46	3.94%	1.61%	1.25%	111%	$28,464
2009	$10.26	0.21	0.12	0.33	(0.25)	(0.08)	(0.33)	$10.26	3.25%	1.62%	1.90%	182%	$10,042
2008	$10.00	0.34	0.26	0.60	(0.34)	—	(0.34)	$10.26	6.11%	1.62%	3.42%	113%	$3,006
R Class
2012	$10.52	0.10	0.11	0.21	(0.22)	—	(0.22)	$10.51	2.01%	1.11%	0.98%	100%	$1,655
2011	$10.46	0.13	0.09	0.22	(0.15)	(0.01)	(0.16)	$10.52	2.07%	1.11%	1.27%	72%	$2,133
2010	$10.26	0.18	0.27	0.45	(0.19)	(0.06)	(0.25)	$10.46	4.46%	1.11%	1.75%	111%	$432
2009	$10.26	0.33	0.05	0.38	(0.30)	(0.08)	(0.38)	$10.26	3.77%	1.12%	2.40%	182%	$61
2008	$10.00	0.40	0.25	0.65	(0.39)	—	(0.39)	$10.26	6.64%	1.12%	3.92%	113%	$1,801

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

36

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,311,038, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

41

Notes

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75047   1205

ANNUAL REPORT               MARCH 31, 2012

Premium Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Bond Returns Remained Solid as Risk Preferences Wavered

For the 12-month period ended March 31, 2012, all sectors of the taxable U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Risk preferences shifted during the period, as investors responded to various economic data and events in Europe. The period began with stocks rallying and the yield on the 10-year Treasury note climbing above 3.50% due to global growth and inflation pressures. But sentiment shifted, as high unemployment, rising food and fuel prices, a depressed housing market, earthquake-related disruptions in Japan, and a U.S. credit-rating downgrade left many investors worried about the health of the economy. At the same time, Europe’s expanding sovereign debt crisis threatened the entire global financial sector. By mid-summer, recession fears triggered risk-aversion, which drove the 10-year Treasury yield below 1.80% in September.

The flight to quality prevalent in the first half of the reporting period gave way to renewed risk-taking during the second half. Investors turned more upbeat on the U.S. economy and the situation in Europe. Select economic data improved, and action by the European Central Bank calmed investors’ default fears in the eurozone. These events prompted a return to credit-sensitive sectors, which drove investment-grade and high-yield corporate bond returns higher.

Excluding Municipals, TIPS, Corporate Bonds Rallied Most

Treasury inflation-protected securities (TIPS) and investment-grade corporate bonds were among the top taxable fixed-income sectors for the 12-month period, outperforming the bond market as a whole (Barclays U.S. Aggregate Bond Index) and nominal Treasuries. Unlike other fixed-income sectors, TIPS benefited when risk was in and out of favor. As Treasuries, TIPS advanced when investors favored safe-haven investments, and as inflation shields, TIPS posted gains when the economic outlook improved and higher price biases emerged. Investment-grade corporates generally benefited from the low interest rate environment combined with investors’ growing comfort with risk as the period progressed. Nominal Treasury returns also outpaced the broad bond market. Strong gains early in the period helped offset weaker results later as risk-taking sentiment prevailed.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2012
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Treasury Inflation Protected Securities (TIPS)	12.20%	3-Month Bill	0.07%
Corporate (investment-grade)	9.45%	2-Year Note	1.47%
Treasury	8.57%	10-Year Note	14.97%
Aggregate (multi-sector)	7.71%	30-Year Bond	27.35%
Corporate High-Yield	6.45%
MBS (mortgage-backed securities)	6.21%

3

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(1)	1.42%(1)	1.88%(1)	3.24%	4/1/93

Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2012
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.15%
7-Day Effective Yield
After waiver(1)	0.01%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	32 days
Weighted Average Life	40 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	70%
31-90 days	22%
91-180 days	3%
More than 180 days	5%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$1.45	0.29%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.30	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.55	$1.47	0.29%
Investor Class (before waiver)	$1,000	$1,022.70	$2.33	0.46%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2012

	Principal Amount	Value
Municipal Securities — 47.6%
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2002 A, (Fine Arts Building), VRDN, 0.25%, 4/5/12 (LOC: FNMA)	$1,485,000	$1,485,000
Alabama Industrial Development Authority (Simcala, Inc.), VRDN, 0.32%, 4/5/12 (LOC: JPMorgan Chase Bank N.A.)	3,725,000	3,725,000
Alameda County Industrial Development Authority Rev., (Malberg Engineering, Inc.), VRDN, 0.32%, 4/5/12 (LOC: Comerica Bank)	2,070,000	2,070,000
Alameda County Industrial Development Authority Rev., (White Brothers), VRDN, 0.32%, 4/5/12 (LOC: Comerica Bank)	2,320,000	2,320,000
Alameda County Industrial Development Authority Rev., Series 2004 A, (Bema Electronic Manufacturing), VRDN, 0.32%, 4/5/12 (LOC: Comerica Bank)	3,020,000	3,020,000
Alameda Public Financing Authority Rev., Series 2003-B, (Alameda Point), VRDN, 0.23%, 4/4/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	1,500,000	1,500,000
Appling County Development Authority Rev., (Georgia Power Co. Plant), VRDN, 0.24%, 4/2/12	1,500,000	1,500,000
Arlington County Industrial Development Authority Rev., Series 2005 B, (Woodbury), VRDN, 0.29%, 4/5/12 (LOC: FHLMC)	1,020,000	1,020,000
Baltimore Industrial Development Authority Rev., (Baltimore Cap Acquisition), VRDN, 0.30%, 4/4/12 (LOC: Bayerische Landesbank)	24,700,000	24,700,000
Bowie County Industrial Development Corp. Rev., (Texarkana Newspaper, Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.32%, 4/4/12	$2,000,000	$2,000,000
Brazos River Authority, Series 2001 I, (Texas Competitive Electric), VRDN, 0.22%, 4/4/12 (LOC: Citibank N.A.)	8,500,000	8,500,000
California Infrastructure & Economic Development Bank (Bay Photo, Inc.), VRDN, 0.44%, 4/5/12 (LOC: Comerica Bank)	1,050,000	1,050,000
California Infrastructure & Economic Development Bank (iWorks, Inc.), VRDN, 0.27%, 4/5/12 (LOC: City National Bank and FHLB)	1,765,000	1,765,000
California Pollution Control Financing Authority Rev., (Milk Time Dairy Farms), VRDN, 0.34%, 4/5/12 (LOC: Rabobank Nederland N.V.)	1,400,000	1,400,000
California School Cash Reserve Program Authority Rev., Series 2011 B, 2.00%, 6/1/12	2,000,000	2,005,036
California State Enterprise Development Authority, Series 2008 B, (Pocino Foods), VRDN, 0.39%, 4/5/12 (LOC: City National Bank and FHLB)	845,000	845,000
California State Enterprise Development Authority, Series 2008 B, (Ramar International Corp.), VRDN, 0.64%, 4/5/12 (LOC: Bank of the West)	555,000	555,000
California State Enterprise Development Authority, Series 2008 B, (Sconza Candy), VRDN, 0.24%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	3,060,000	3,060,000
California Statewide Communities Development Authority, Series 2001 S, (Birchcrest Apartments), VRDN, 0.22%, 4/2/12 (LOC: U.S. Bank N.A.)	955,000	955,000
Charles K Blandin Foundation Rev., Series 2004 B, VRDN, 0.21%, 4/2/12 (LOC: Wells Fargo Bank N.A.)	1,130,000	1,130,000

8

	Principal Amount	Value
Chesterfield County Economic Development Authority, Series 2005 B, (Meadowville Tech), VRDN, 0.37%, 4/5/12 (SBBPA: Wells Fargo Bank N.A.)	$4,000,000	$4,000,000
Chicago O’Hare International Airport Rev., Series 1988 B, (Aces-General Airport Second Lien), VRDN, 0.28%, 4/4/12 (LOC: Bayerische Landesbank)	3,400,000	3,400,000
City & County of Denver Rev., Series 2011 B, 2.50%, 11/15/12	11,000,000	11,134,184
City of Chicago (Freedman Seating Co.), VRDN, 0.35%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	800,000	800,000
City of Chicago (Greetings, Inc.), VRDN, 0.27%, 4/5/12 (LOC: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
City of Chicago, Series 1998 B, (Second Lien), VRDN, 0.22%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	900,000	900,000
City of Gary (Chemcoaters LLC), VRDN, 0.44%, 4/5/12 (LOC: American Bank & Trust and FHLB)	6,500,000	6,500,000
City of Hutchinson (Kroger Co.), VRDN, 0.26%, 4/5/12 (LOC: Bank of Nova Scotia)	1,000,000	1,000,000
City of Montebello, COP, VRDN, 0.39%, 4/4/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	5,820,000	5,820,000
City of New York GO, Series 2003 C, 4.75%, 9/15/12	6,895,000	7,022,704
City of New York GO, Series 2006 I-2, 5.40%, 4/1/13	5,135,000	5,386,082
City of North Vernon Rev., (Oak Meadows Apartments), VRDN, 0.39%, 4/4/12 (LOC: FHLB)	1,980,000	1,980,000
City of Pasadena, COP, (Los Robles Avenue Parking Facilities), VRDN, 0.16%, 4/3/12 (LOC: Bank of New York Mellon and California State Teacher’s Retirement System)	100,000	100,000
City of Plymouth (The Lake Apartments), VRDN, 0.23%, 4/5/12 (LOC: FHLMC)	5,715,000	5,715,000
City of Riverside Rev., Series 2011 A, VRN, 0.26%, 4/5/12	$8,880,000	$8,880,000
City of Salinas, COP, (Fairways Golf), VRDN, 0.30%, 4/5/12 (LOC: Rabobank Nederland N.V. and Cooperative Centrale)	4,650,000	4,650,000
City of Salinas, Series 2007 B, (Monterey Country Public Building), VRDN, 0.50%, 4/5/12 (LOC: Bank of New York Mellon)	410,000	410,000
City of Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.65%, 4/5/12 (LOC: Landesbank Baden-Wurttemberg)	19,980,000	19,980,000
City of Shawnee (Simmons Co.), VRDN, 0.35%, 4/4/12 (LOC: Wells Fargo Bank N.A.)	1,110,000	1,110,000
Colorado Housing & Finance Authority Economic Development, Series 2004 B, (Corey Building), VRDN, 0.39%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	90,000	90,000
Colorado Housing & Finance Authority Economic Development, Series 2005 B, (Closet Factory), VRDN, 0.39%, 4/5/12 (LOC: Colorado Business Bank and FHLB)	875,000	875,000
Connecticut Housing Finance Authority Rev., Series 1990 C, (Housing Mortgage Finance Program), VRDN, 0.19%, 4/4/12 (LOC: FHLB)	1,075,000	1,075,000
County of Buchanan, Series 2009 A, (Lifeline Foods, LLC), VRDN, 0.27%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	4,075,000	4,075,000
County of Escambia Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.25%, 4/2/12	17,600,000	17,600,000
County of Lake (Rosewood Apartment), VRDN, 0.22%, 4/5/12 (LOC: FHLMC)	1,195,000	1,195,000
County of Orange Pension Obligation Rev., Series 2012 A, 0.80%, 11/1/12	20,000,000	20,000,000
County of Will (BASF Corp.), VRDN, 0.35%, 4/4/12	1,700,000	1,700,000

9

	Principal Amount	Value
Floyd County Development Authority (Georgia Power Co. Plant Hammond), VRDN, 0.25%, 4/2/12	$11,900,000	$11,900,000
Gregg County Health Facilities Development Corp., Series 2006 B, (Good Shepherd Hospital), VRDN, 0.22%, 4/2/12 (Radian) (LOC: JPMorgan Chase Bank N.A.)	1,300,000	1,300,000
Idaho Housing & Finance Association Rev., (Traditions), VRDN, 0.21%, 4/4/12 (LOC: East West Bank and FHLMC)(SBBPA: FHLB)	1,100,000	1,100,000
Iowa Finance Authority Health Facilities Rev., (Great River Medical Center), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	2,800,000	2,800,000
Iowa Higher Education Loan Authority (Cornell College), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
Lake County Industrial Development Authority Rev., (Senninger Irrigation), VRDN, 0.25%, 4/4/12 (LOC: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
Lansing Economic Development Corp. (Accident Fund), VRDN, 0.24%, 4/5/12 (LOC: FHLB)	2,730,000	2,730,000
Long Island Power Authority Electric System Rev., Series 1998-2B, VRDN, 0.23%, 4/2/12 (LOC: Bayerische Landesbank)	23,250,000	23,250,000
Louisiana Public Facilities Authority (Dynamic Fuels LLC), VRDN, 0.19%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	715,000	715,000
Maricopa County Industrial Development Authority Rev., Series 2003 A, (Sonora Vista Apartments), VRDN, 0.35%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	1,270,000	1,270,000
Meadow Springs Country Club Rev., VRDN, 0.25%, 4/5/12 (LOC: U.S. Bank N.A.)	1,085,000	1,085,000
Milan Area Schools GO, VRDN, 0.30%, 4/5/12 (Q-SBLF)(LOC: Landesbank Hessen-Thuringen Girozentrale)	$6,710,000	$6,710,000
Mississippi Business Finance Corp. (Aurora Flight Sciences Corp.), VRDN, 0.37%, 4/5/12 (LOC: Branch Banking & Trust Co.)	11,885,000	11,885,000
Mississippi Business Finance Corp., Series 2006 R-1, (Brown Bottling Group, Inc.), VRDN, 0.32%, 4/5/12 (LOC: Trustmark National Bank and FHLB)	7,175,000	7,175,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN, 0.25%, 4/5/12 (LOC: U.S. Bank N.A.)	3,910,000	3,910,000
Mobile Industrial Development Board Solid Waste Disposal (Alabama Power-Barry Plant), VRDN, 0.25%, 4/2/12	3,000,000	3,000,000
Montgomery County Public Building Authority Rev., (Tennessee County Loan Pool Project), VRDN, 0.30%, 4/2/12 (LOC: Bank of America N.A.)	1,500,000	1,500,000
Morgan Hill Redevelopment Agency, Tax Allocation, Series 2008 B, (Ojo de Agua Redevelopment Area), VRDN, 0.30%, 4/5/12 (LOC: Bank of Nova Scotia)	12,600,000	12,600,000
Moultrie-Colquitt Counties Development Authority (Kenda Properties LP), VRDN, 0.27%, 4/5/12 (LOC: Branch Banking & Trust)	2,550,000	2,550,000
Nevada Housing Division, Series 2002 B, (Multi-Unit Housing), VRDN, 0.29%, 4/5/12 (LOC: FNMA)	590,000	590,000
New Jersey Economic Development Authority, Series 2006 B, (Accurate Box Co., Inc.), VRDN, 0.24%, 4/5/12 (LOC: Sun Bank N.A. and Wells Fargo Bank N.A.)	460,000	460,000
New York City Housing Development Corp. Rev., Series 2006 B, (Rivereast Apartments), VRDN, 0.25%, 4/4/12 (LOC: FHLMC)	1,020,000	1,020,000

10

	Principal Amount	Value
New York City Housing Development Corp., Series 2003 A, (Upper East Lease Associations), VRDN, 0.30%, 4/4/12 (LOC: Landesbank Baden-Wurttemberg)	$18,600,000	$18,600,000
New York City Transitional Finance Authority Rev., Series 2002-2F, (Future Tax Secured Bonds), VRDN, 0.25%, 4/2/12 (LIQ FAC: Bayerische Landesbank)	3,000,000	3,000,000
New York City Transitional Finance Authority Rev., Series 2003 D, (Future Tax Secured Bonds), 4.80%, 2/1/13	8,200,000	8,492,143
New York State Dormitory Authority Rev., Series 2002 B, (University Educational Facilities), 5.25%, 5/15/12, Prerefunded at 100% of Par(1)	10,020,000	10,078,305
New York State Housing Finance Agency Rev., Series 2008 A, (West Village Apartments), VRDN, 0.28%, 4/4/12 (LOC: Citibank N.A.)	2,400,000	2,400,000
New York State Urban Development Corp. Rev., (Personal Income Tax), 0.50%, 3/15/13	2,000,000	2,001,886
North Carolina Medical Care Commission Health Care Facilities Rev., (Stanley Total Living Center), VRDN, 0.30%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	805,000	805,000
Pennsylvania Economic Development Financing Authority Rev., Series 1991 A, VRDN, 0.20%, 4/5/12 (LOC: PNC Bank N.A.)	1,265,000	1,265,000
Pennsylvania Economic Development Financing Authority Rev., Series 1994 C, (Delancey Corp.), VRDN, 0.20%, 4/5/12 (LOC: PNC Bank N.A.)	1,600,000	1,600,000
Philadelphia Authority for Industrial Development Rev., (Girard Estate Aramark), VRDN, 0.25%, 4/5/12 (LOC: JPMorgan Chase Bank N.A.)	1,150,000	1,150,000
Phoenix Industrial Development Authority Rev., Series 2002 A, (Centertree), VRDN, 0.26%, 4/5/12 (LOC: East West Bank and FHLB)	3,210,000	3,210,000
Port of Corpus Christi Authority of Nueces County Rev., (Flint Hills Resources), VRDN, 0.24%, 4/4/12	$5,000,000	$5,000,000
Poughkeepsie Industrial Development Agency (Manor at Woodside), VRDN, 0.20%, 4/5/12 (LOC: JPMorgan Chase Bank N.A. and Toronto Dominion Bank)	7,895,000	7,895,000
Putnam County Development Authority (Georgia Power Co.- Plant Branch), VRDN, 0.24%, 4/2/12	6,025,000	6,025,000
Putnam Hospital Center (Multi-Mode), VRDN, 0.20%, 4/4/12 (LOC: JPMorgan Chase Bank N.A.)	2,485,000	2,485,000
Richmond County Development Authority, Series 2011 A, (Hoback Investments), VRDN, 0.26%, 4/5/12 (LOC: Branch Banking & Trust)	4,240,000	4,240,000
Riverside County Industrial Development Authority (Cal-Mold, Inc.), VRDN, 0.27%, 4/4/12 (LOC: Bank of the West)	1,940,000	1,940,000
San Mateo County Housing Authority Rev., Series 1987 A, (Pacific Oaks Apartments), VRDN, 0.30%, 4/4/12 (LOC: Wells Fargo Bank N.A.)	1,600,000	1,600,000
South Dakota Housing Development Authority Rev., Series 2003 F, (Home Ownership Mortgage), VRDN, 0.30%, 4/5/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	2,500,000	2,500,000
Southeast Industrial Development Agency (Powers Fasteners, Inc.), VRDN, 0.18%, 4/5/12 (LOC: Bank of New York Mellon)	2,500,000	2,500,000
Southeast Industrial Development Agency (Powers Fasteners, Inc.), VRDN, 0.19%, 4/5/12 (LOC: JPMorgan Chase Bank N.A.)	1,975,000	1,975,000
St. Paul Port Authority Rev., (Public Radio), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	1,410,000	1,410,000

11

	Principal Amount	Value
State of Texas GO, (College Student Loan), VRDN, 0.30%, 4/2/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	$5,565,000	$5,565,000
State of Texas GO, (College Student Loan), VRDN, 0.30%, 4/2/12 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	4,975,000	4,975,000
University of California, Series 2011 AA-1, 0.48%, 7/1/12	5,000,000	5,000,000
University of Kansas Hospital Authority (Health System), VRDN, 0.21%, 4/2/12 (LOC: U.S. Bank N.A.)	8,185,000	8,185,000
Washington Economic Development Finance Authority, Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.44%, 4/5/12 (LOC: U.S. Bank N.A.)	1,470,000	1,470,000
Washington Economic Development Finance Authority, Series 2007 K, (Ocean Gold Seafoods, Inc.), VRDN, 0.39%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	265,000	265,000
Washington Economic Development Finance Authority, Series 2008 D, (Skagit Valley Publishing), VRDN, 0.35%, 4/5/12 (LOC: U.S. Bank N.A.)	2,915,000	2,915,000
Washington State Housing Finance Commission Rev., (Traditions South), VRDN, 0.21%, 4/4/12 (LOC: East West Bank and FHLB)	1,000,000	1,000,000
Washington State Housing Finance Commission Rev., Series 2003 B, (Rosemont Apartments), VRDN, 0.26%, 4/5/12 (LOC: East West Bank and FHLB)	2,000,000	2,000,000
Washington State Housing Finance Commission Rev., Series 2005 B, (Fairwinds), VRDN, 0.21%, 4/5/12 (LOC: East West Bank and FHLB)	3,700,000	3,700,000
Washington State Housing Finance Commission, Series 2004 B, (Silver Creek), VRDN, 0.21%, 4/5/12 (LOC: East West Bank and FHLB)	2,340,000	2,340,000
West Virginia Hospital Finance Authority (United Health System), VRDN, 0.26%, 4/2/12 (LOC: Bank of America N.A.)	$3,700,000	$3,700,000
West Virginia Hospital Finance Authority, Series 2008 B, (United Health System), VRDN, 0.20%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	16,410,000	16,410,000
Wisconsin Health & Educational Facilities Authority (National Regency of New Berlin, Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	4,000,000	4,000,000
Wisconsin Health & Educational Facilities Authority (Wasau Hospital), VRDN, 0.22%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Wisconsin Health & Educational Facilities Authority, Series 2007 A, (Fort Healthcare Inc.), VRDN, 0.21%, 4/2/12 (LOC: JPMorgan Chase Bank N.A.)	3,750,000	3,750,000
Wisconsin Health & Educational Facilities Authority, Series 2008 A, (ProHealth Care, Inc.), VRDN, 0.21%, 4/2/12 (LOC: U.S. Bank N.A.)	3,400,000	3,400,000
Wisconsin Health & Educational Facilities Authority, Series 2008 C, (Meriter Hospital, Inc.), VRDN, 0.21%, 4/2/12 (LOC: U.S. Bank N.A.)	1,200,000	1,200,000
TOTAL MUNICIPAL SECURITIES		466,000,340
Commercial Paper(2) — 30.6%
Bank of Nova Scotia, 0.20%, 5/17/12	30,000,000	30,000,000
BP Capital Markets PLC, 0.30%, 6/5/12(3)	5,000,000	4,997,292
BP Capital Markets PLC, 0.32%, 6/5/12(3)	11,000,000	10,993,843
Catholic Health Initiatives, 0.27%, 5/1/12	5,000,000	5,000,000
Catholic Health Initiatives, 0.32%, 7/11/12	4,000,000	4,000,000
Charta LLC, 0.23%, 4/2/12(3)	5,400,000	5,399,966
Charta LLC, 0.20%, 4/3/12(3)	6,000,000	5,999,933

12

	Principal Amount	Value
Charta LLC, 0.20%, 4/10/12(3)	$9,000,000	$8,999,550
Charta LLC, 0.45%, 5/14/12(3)	5,000,000	4,997,313
Charta LLC, 0.40%, 5/15/12(3)	16,700,000	16,691,836
City of Chicago, 0.31%, 4/26/12 (LOC: Bayerische Landesbank and Landesbank Baden-Wurttemberg)	6,000,000	5,998,708
CRC Funding LLC, 0.30%, 4/26/12(3)	3,000,000	2,999,375
CRC Funding LLC, 0.30%, 5/1/12(3)	10,250,000	10,247,437
CRC Funding LLC, 0.30%, 5/1/12(3)	8,000,000	7,998,000
CRC Funding LLC, 0.38%, 5/23/12(3)	3,750,000	3,747,942
Crown Point Capital Co. LLC, 0.30%, 4/4/12(3)	15,000,000	14,999,625
Govco LLC, 0.21%, 4/20/12(3)	10,000,000	9,998,892
Govco LLC, 0.375%, 5/9/12(3)	10,000,000	9,996,094
Govco LLC, 0.40%, 5/15/12(3)	14,500,000	14,492,911
Govco LLC, 0.41%, 5/15/12(3)	12,500,000	12,493,736
Legacy Capital LLC, 0.30%, 4/4/12(3)	15,000,000	14,999,625
Lexington Parker Capital0.30%, 4/2/12(3)	15,000,000	14,999,875
Los Angeles Municipal Improvement Corp., 0.18%, 4/9/12 (LOC: JPMorgan Chase Bank N.A.)	5,000,000	5,000,000
Old Line Funding LLC, 0.25%, 4/20/12 (LOC: Royal Bank of Canada)(3)	20,000,000	19,997,361
San Diego County Water Authority, 0.20%, 4/2/12	7,500,000	7,500,000
Thunder Bay Funding LLC, 0.24%, 5/1/12 (LOC: Royal Bank of Canada)(3)	6,000,000	5,998,800
Toyota Motor Credit Corp., 0.23%, 5/9/12	20,000,000	19,995,144
Toyota Motor Credit Corp., 0.29%, 6/26/12	12,000,000	11,991,687
Union Bank NA, 0.17%, 4/5/12	9,000,000	8,999,830
TOTAL COMMERCIAL PAPER		299,534,775
Corporate Bonds — 16.5%
2880 Stevens Creek LLC, VRDN, 0.60%, 4/4/12 (LOC: Bank of the West)	$4,670,000	$4,670,000
American Honda Finance Corp., 0.80%, 4/13/12(3)	9,300,000	9,302,329
Castleton United Methodist Church, Inc., VRDN, 0.44%, 4/4/12 (LOC: U.S. Bank N.A.)	3,000,000	3,000,000
Chipmatic/Ottawa Property Group, VRDN, 0.39%, 4/5/12 (LOC: Comerica Bank)	2,620,000	2,620,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.22%, 4/5/12 (LOC: FHLB)	8,358,000	8,358,000
D & I Properties LLC, VRDN, 0.26%, 4/4/12 (LOC: Wells Fargo Bank N.A.)	1,400,000	1,400,000
DCC Development Corp., VRDN, 0.24%, 4/5/12 (LOC: FHLB)	5,200,000	5,200,000
Fairfield North Texas Associates LP, VRDN, 0.22%, 4/5/12 (LOC: FHLB)	4,800,000	4,800,000
First Baptist Church of Opelika, VRDN, 0.32%, 4/5/12 (LOC: FHLB)	5,720,000	5,720,000
Flatley Hospitality LLC, VRDN, 0.24%, 4/5/12 (LOC: FHLB)	600,000	600,000
General Electric Capital Corp., MTN, 6.00%, 6/15/12	6,780,000	6,857,632
GFRE Holdings LLC, VRDN, 0.24%, 4/5/12 (LOC: FHLB)	1,730,000	1,730,000
Grace Community Church of Amarillo, VRDN, 0.42%, 4/5/12 (LOC: Wells Fargo Bank N.A.)	1,670,000	1,670,000
Greenback San Juan Associates LP, VRDN, 0.21%, 4/5/12 (LOC: FHLB)	7,800,000	7,800,000
Hart Family Holdings LLC, VRDN, 0.18%, 4/5/12 (LOC: FHLB)	15,295,000	15,295,000
HHH Investment Co., VRDN, 0.60%, 4/2/12 (LOC: Bank of the West)	7,850,000	7,850,000
High Track LLC, VRDN, 0.24%, 4/5/12 (LOC: FHLB)	8,495,000	8,495,000
International Business Machines Corp., VRN, 0.50%, 6/15/12	4,300,000	4,301,455

13

	Principal Amount	Value
JBR, Inc., VRDN, 0.39%, 4/5/12 (LOC: U.S. Bank N.A.)	$5,310,000	$5,310,000
Lakeport Group LLC, VRDN, 0.27%, 4/4/12 (LOC: Union Bank of California N.A.)	4,210,000	4,210,000
Manse on Marsh LP, VRDN, 0.39%, 4/5/12 (LOC: FHLB)	11,355,000	11,355,000
Ness Family Partners LP, VRDN, 0.64%, 4/4/12 (LOC: Bank of the West)	1,540,000	1,540,000
Relay Relay LLC, VRDN, 0.99%, 4/5/12 (LOC: FHLB)	7,075,000	7,075,000
Renaissance Anaheim Associates LP, VRDN, 0.21%, 4/5/12 (LOC: FHLB)	8,600,000	8,600,000
RMD Note Issue LLC, VRDN, 0.24%, 4/4/12 (LOC: FHLB)	165,000	165,000
Salvation Army (The), VRDN, 0.19%, 4/5/12 (LOC: Bank of New York Mellon)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.19%, 4/5/12 (LOC: Bank of New York Mellon)	2,000,000	2,000,000
Shell International Finance BV, VRN, 0.82%, 6/22/12 (LOC: Royal Dutch Shell PLC)	14,000,000	14,013,571
TOTAL CORPORATE BONDS		161,437,987
U.S. Government Agency Securities — 4.5%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.3%
Federal Home Loan Bank, VRN, 0.26%, 4/2/12	15,000,000	15,000,000
Federal Home Loan Bank, VRN, 0.30%, 4/2/12	8,000,000	8,000,000
		23,000,000
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.2%
Federal Home Loan Bank, 0.375%, 7/27/12	10,000,000	10,000,000
Federal Home Loan Bank, 0.35%, 8/10/12	1,875,000	1,875,000
		11,875,000
GOVERNMENT-BACKED CORPORATE BONDS(4) — 1.0%
Citibank N.A., VRN, 0.56%, 5/7/12	7,000,000	7,001,429
Citigroup, Inc., 2.125%, 4/30/12	2,500,000	2,503,605
		9,505,034
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		44,380,034

	Shares	Value
Temporary Cash Investments — 0.6%
SSgA U.S. Government Money Market Fund	5,482,169	$5,482,169
TOTAL INVESTMENT SECURITIES — 99.8%		976,835,305
OTHER ASSETS AND LIABILITIES — 0.2%		1,860,940
TOTAL NET ASSETS — 100.0%		$978,696,245

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
COP = Certificates of Participation
FDIC = Federal Deposit Insurance Corporation
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
MTN = Medium Term Note
Q-SBLF = Qualified School Board Loan Fund
Radian = Radian Asset Assurance, Inc.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Escrowed to maturity in U.S. government securities or state and local government securities.
(2)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $210,351,735, which represented 21.5% of total net assets. None of these securities were considered illiquid.

(4)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$976,835,305
Receivable for investments sold	1,105,000
Receivable for capital shares sold	1,072,548
Interest receivable	971,294
979,984,147

Liabilities
Payable for capital shares redeemed	1,054,296
Accrued management fees	233,563
Dividends payable	43
1,287,902

Net Assets	$978,696,245

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	979,029,680

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$979,024,872
Accumulated net realized loss	(328,627)
$978,696,245

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Interest	$2,816,493

Expenses:
Management fees	4,353,357
Trustees’ fees and expenses	53,871
Other expenses	210
4,407,438
Fees waived	(1,687,089)
2,720,349

Net investment income (loss)	96,144

Net realized gain (loss) on investment transactions	25,791

Net Increase (Decrease) in Net Assets Resulting from Operations	$121,935

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$96,144	$95,993
Net realized gain (loss)	25,791	17,972
Net increase (decrease) in net assets resulting from operations	121,935	113,965

Distributions to Shareholders
From net investment income	(96,144)	(95,993)

Capital Share Transactions
Proceeds from shares sold	389,080,163	407,380,028
Proceeds from reinvestment of distributions	92,707	69,877
Payments for shares redeemed	(369,721,807)	(437,323,344)
Net increase (decrease) in net assets from capital share transactions	19,451,063	(29,873,439)

Net increase (decrease) in net assets	19,476,854	(29,855,467)

Net Assets
Beginning of period	959,219,391	989,074,858
End of period	$978,696,245	$959,219,391

Transactions in Shares of the Fund
Sold	389,080,163	407,380,028
Issued in reinvestment of distributions	92,707	69,877
Redeemed	(369,721,807)	(437,323,344)
Net increase (decrease) in shares of the fund	19,451,063	(29,873,439)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund pursues its objective by investing most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.  The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

18

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the year ended March 31, 2012 was 0.45%. The effective annual management fee after waiver for the year ended March 31, 2012 was 0.27%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 28% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Municipal Securities	—	$466,000,340	—
Commercial Paper	—	299,534,775	—
Corporate Bonds	—	161,437,987	—
U.S. Government Agency Securities	—	44,380,034	—
Temporary Cash Investments	$5,482,169	—	—
Total Value of Investment Securities	$5,482,169	$971,353,136	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$96,144	$95,993
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the fund had accumulated capital losses of $(328,627), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(327,991) and $(636) expire in 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data						Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Distributions From Net Investment Income			Ratio to Average Net Assets of:
				Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2012	$1.00	—(2)	—(2)	$1.00	0.01%	0.28%	0.46%	0.01%	(0.17)%	$978,696
2011	$1.00	—(2)	—(2)	$1.00	0.01%	0.38%	0.46%	0.01%	(0.07)%	$959,219
2010	$1.00	—(2)	—(2)	$1.00	0.25%	0.46%	0.47%	0.26%	0.25%	$989,075
2009	$1.00	0.02	(0.02)	$1.00	2.20%	0.47%	0.49%	2.18%	2.16%	$1,129,499
2008	$1.00	0.05	(0.05)	$1.00	4.70%	0.43%	0.47%	4.58%	4.54%	$1,191,746

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trustand Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2012

22

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	None
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
John Freidenrich (1937)(1)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	42	None

(1)	John Freidenrich will retire as Trustee effective April 30, 2012.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75045   1205

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $174,762
FY 2012:                    $178,726

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $157,460
FY 2012:                    $214,108

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2012